UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay MacKay Intermediate Tax Free Bond Fund and MainStay MacKay Short Term Municipal Fund)

Date of reporting period: April 30, 2021

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF

Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay

Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay MacKay Intermediate Tax

Free Bond Fund and MainStay MacKay Short Term Municipal Fund,

each a series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay CBRE Global Infrastructure Fund

Message from the President and Annual Report
April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Although the pandemic continued to spread during much of the 12-month reporting period ended April 30, 2021, stock and bond markets were buoyed by an extraordinary combination of monetary and fiscal stimulus, and they largely rebounded from lows reached early in 2020.
Economic activity was restricted during most of the reporting period, but monetary policy kept interest rates low and helped markets function while fiscal stimulus provided a broad range of relief, including to individuals and small businesses. Markets stabilized early on, anticipating further stimulus and the possible development of vaccines.
Investors initially sought safety in higher-quality bonds, including Treasuries. Technology stocks that benefited from work-from-home orders were also favored, and by August the S&P 500® Index, a widely followed measure of U.S. equities, was reaching record highs. That month the Federal Reserve also articulated a new stance on inflation, saying it would tolerate higher price increases than in the past.
With the approval of vaccines in November, market sentiment shifted dramatically. Anticipating a continued economic expansion, investors shifted into corporate bonds and more cyclical sectors of the stock market. A $900 billion relief package passed in December added to the brighter outlook, and investors increasingly moved out of safer investments, causing the price on the 10-year Treasury bond to fall and the yield to rise. But rising Treasury yields, combined with brighter economic prospects and attractively priced cyclical and value stocks, took a toll on the valuations on technology and growth-oriented stocks, causing these shares to falter.
In January, the Federal Reserve opted to leave interest rates unchanged, indicating that the pace of the global recovery was still uncertain and noting that pricing pressures were still low. But the extraordinary fiscal and monetary stimulus that had been crucial to the recovery soon began to cause some inflation concerns. In March, the $1.9 billion American Rescue Plan was passed, calling for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with a proposed $2 trillion infrastructure spending bill, added to growing concerns about higher prices.
In fixed-income markets, investment grade corporate bonds performed well early in the reporting period, due in part to support from Federal Reserve purchases, but like longer-dated Treasuries, they later declined as investors viewed their historically low yields in light of rising inflation expectations. High-yield bonds, on the other hand, remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Better-than-expected tax revenues, $350 billion in support from Washington, and the possibility of an increase in federal income tax rates combined to help municipal bonds post modest gains despite some heightened volatility.
Although the S&P 500® Index posted double-digit gains and repeatedly hit record highs during the reporting period, the shift in sentiment from growth-oriented to value-oriented stocks was disruptive, resulting in large declines in stocks that had benefited from work-from-home orders. As a result, value stocks outperformed growth stocks in the second half of the reporting period. For the full 12-month reporting period, however, growth stocks still outperformed value stocks.
With investor sentiment moving away from growth-oriented companies, cyclical sectors performed well. Financials led the way, along with materials and industrials. The more defensive sectors, including consumer staples, utilities, and health care, lagged. A shift in investor sentiment was also evident in the performance of small-cap stocks, which easily outperformed large caps. While developed markets trailed the U.S. market somewhat, emerging markets benefited from surging commodities prices, finishing ahead of the U.S.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2021
Class	Sales Charge		Inception Date	One Year	Five Years[1]	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	10/16/2013	18.16%	7.91%	8.33%	1.32%
		Excluding sales charges		25.04	9.20	9.18	1.32
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	18.00	N/A	-1.40	1.79
		Excluding sales charges		24.87	N/A	3.40	1.79
Class C Shares[3]	Maximum 1% CDSC	With sales charges	2/28/2019	23.04	N/A	10.18	2.54
	if Redeemed Within One Year of Purchase	Excluding sales charges		24.04	N/A	10.18	2.54
Class I Shares[3]	No Sales Charge		6/28/2013	25.46	9.51	10.15	1.07
Class R6 Shares	No Sales Charge		2/24/2020	25.50	N/A	3.86	0.98

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Voya CBRE Global Infrastructure Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Global Infrastructure Fund commenced operations on February 24, 2020.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index[1]	8.17%	8.22%	8.06%
Morningstar Infrastructure Category Average[2]	8.19	7.43	7.87

1.	The FTSE Global Core Infrastructure 50/50 Index is the Fund’s primary broad-based securities market index for comparison purposes. The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Global Infrastructure Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Global Infrastructure Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,194.70	$ 7.13	$1,018.30	$ 6.56	1.31%
Investor Class Shares	$1,000.00	$1,194.90	$ 7.89	$1,017.60	$ 7.25	1.45%
Class C Shares	$1,000.00	$1,190.10	$11.29	$1,014.48	$10.39	2.08%
Class I Shares	$1,000.00	$1,197.20	$ 5.28	$1,019.98	$ 4.86	0.97%
Class R6 Shares	$1,000.00	$1,197.30	$ 5.18	$1,020.08	$ 4.76	0.95%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2021 (Unaudited)
United States	54.8%
France	7.8
Italy	7.1
Australia	5.9
Canada	5.9
United Kingdom	5.5
Spain	4.9
Japan	2.8
Portugal	2.7%
Mexico	2.0
Germany	1.6
China	1.2
New Zealand	1.1
Other Assets, Less Liabilities	–3.3
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Enel SpA
2.	Crown Castle International Corp.
3.	American Electric Power Co., Inc.
4.	NextEra Energy, Inc.
5.	American Tower Corp.
6.	Vinci SA
7.	Cellnex Telecom SA
8.	Union Pacific Corp.
9.	Ameren Corp.
10.	Transurban Group

8	MainStay CBRE Global Infrastructure Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers T. Ritson Ferguson, CFA, Jeremy Anagnos, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Clarion Securities LLC, the Fund’s Subadvisor.
How did MainStay CBRE Global Infrastructure Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021, Class I shares of MainStay CBRE Global Infrastructure Fund returned 25.46%, outperforming the 8.17% return of the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 Index. Over the same period, Class I shares also outperformed the 8.19% return of the Morningstar Infrastructure Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund benefited primarily from stock selection, while sector allocation also made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) The Fund’s thematic positioning toward communications stocks in the United States and Europe and toward renewable-focused utilities positively contributed to relative performance. In addition, a cautious outlook and positioning with regard to midstream oil & gas stocks positively contributed. Underwriting of stable earnings outlooks for these stocks in volatile times—confirmed by earnings releases during the reporting period, discussions with management teams and interaction with our private market infrastructure colleagues at CBRE— were key reasons for outperformance.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, ongoing restrictions related to the global COVID-19 outbreak negatively affected the performance of stocks in the transportation and midstream subsectors that tend to be supported by economic expansion. The positive news on vaccines to combat the virus in November 2020 saw a significant reversal of performance of those same sectors as they rebounded sharply on expectations of a resumption of travel and economic activity. Ongoing global political and regulatory support for decarbonization supported interest and sentiment towards utilities involved with the development of renewable assets.
During the reporting period, which sectors and subsectors were the strongest positive contributors to the Fund’s relative performance and which sectors and subsectors were particularly weak?
Sector allocation generally contributed positively to performance relative to the FTSE Global Core Infrastructure 50/50 Index. Sector allocation within Asia made the largest positive contribution. Within the region, the Fund held underweight exposure to the underperforming utilities sector. In addition, the Fund held overweight exposure to the outperforming diversified sector, which includes just one company. That company’s stock climbed on the heels of a takeover offer by a large Australian pension fund during the reporting period.
Overweight exposure to the underperforming communication services sector in the Americas, as well positioning within the transportation sector in the region were the most significant detractors from the Fund’s relative returns. The performance of the communication services sector was not impacted by the COVID pandemic; accordingly, the sector outperformed early in the reporting period but did not rebound when the vaccine news led to a recovery. Within transportation, while the Fund held overweight exposure on average for the reporting period, its position was underweight earlier in the same period when railroad stocks performed well.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks making the strongest positive contributions to absolute performance during the reporting period included Cellnex, Cheniere Energy and AES. Cellnex, a Spanish tower operator, continued to grow by acquiring tower assets in Europe and benefited from secular growth in data usage. Cheniere Energy, owner of LNG export facilities in the Gulf Coast, has long-term contracts that proved resilient during the pandemic and appears poised to benefit from foreign demand for U.S. natural gas. AES, a U.S. utility, is growing its renewable generation portfolio and is a leader in battery storage investment for renewables, positioning the company to benefit from decarbonization investments. The Fund retained positions in all three stocks as of April 30, 2021.
FirstEnergy, a utility operator based in Ohio, was the largest detractor from the Fund’s absolute performance. The stock underperformed on news of a federal investigation into lobbying activities related to state legislation in Ohio that benefited nuclear power plants formerly owned by FirstEnergy. The Fund retained a reduced position in FirstEnergy, seeing value in the stock even considering potential punitive outcomes. We continue to monitor the ongoing investigation. The second largest detractor from the Fund’s absolute performance was Edison International, a U.S. utility operating in California. Edison’s territory suffered from rampant wildfires, which remain a risk and focus of California regulators. We sold the Fund’s position during the reporting period.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included new positions in utility operators Alliant Energy, Public Service Enterprise Group and French utility Engie. Alliant Energy is a discounted regulated utility seeing growing opportunities to invest in renewables. Public Service Enterprise Group, a New Jersey-based utility operating power generation assets, appears heavily discounted considering the company’s strong decarbonization-led rate base growth and its opportunity to recognize value through the disposal of power assets as part of an ongoing strategic review process. Engie, a French gas and electric utility with new management, has a growing renewable development pipeline. The company is selling off non-core assets as it looks to simplify its business, focusing on its core utility and renewable development capabilities.
The Fund’s largest sales during the reporting period included its entire positions in Enbridge and Edison International. Enbridge is a large midstream operator expected to face ongoing regulatory scrutiny related to a large pipeline development it is pursuing. Edison International, mentioned earlier, is exposed to continued threat of wildfires and unknown outcomes surrounding future recovery of costs associated with wildfires.
How did the Fund’s subsector weightings change during the reporting period?
Relative to the FTSE Global Core Infrastructure 50/50 Index, the Fund further reduced its already underweight exposure to the utilities sectors in Asia and the Americas during the reporting period. Utilities may prove negatively affected by rising interest rates, which take some time to be reflected in regulated returns. The Fund increased its relative positioning in the transportation sectors in the Americas and Asia. Transportation sectors have volume-linked contracts and concessions, which had been negatively impacted by the pandemic and related travel restrictions. As vaccine penetration increases and travel resumes, we expect these sectors to benefit.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight exposure to the communication services and utilities sectors relative to the FTSE Global Core Infrastructure 50/50 Index. We believe both sectors are positioned to continue benefiting from stable earnings driven by secular themes. Communications infrastructure provides the necessary assets to support secular data growth. Utilities are investing significant assets to facilitate the world’s transition to cleaner energy and decarbonization through renewable generation. Key overweight positions within communication services and utilities include Cellnex Telecom and Enel.
As of the same date, the Fund held relatively underweight exposure to the airports and emerging markets sectors. The Fund’s most significantly underweight positions include Thailand’s Airports of Thailand and Canadian midstream operator Enbridge.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay CBRE Global Infrastructure Fund

Portfolio of Investments April 30, 2021†
	Shares	Value
Common Stocks 98.1%
Australia 5.9%
Atlas Arteria Ltd. (Transportation)	3,287,342	$ 15,295,720
Transurban Group (Transportation)	1,455,837	15,891,712
		31,187,432
Canada 5.9%
Canadian National Railway Co. (Transportation)	71,800	7,729,971
Pembina Pipeline Corp. (Midstream / Pipelines)	398,100	12,288,097
TC Energy Corp. (Midstream / Pipelines)	225,700	11,166,104
		31,184,172
China 1.2%
China Resources Gas Group Ltd. (Utilities)	1,145,500	6,215,806
France 7.8%
Eiffage SA (Transportation)	60,301	6,605,915
Engie SA (Utilities)	978,051	14,545,411
Vinci SA (Transportation) (a)	181,610	19,956,333
		41,107,659
Germany 1.6%
Fraport AG Frankfurt Airport Services Worldwide (Transportation) (a)	126,161	8,375,607
Italy 7.1%
Atlantia SpA (Transportation)	303,108	5,912,578
Enel SpA (Utilities)	2,260,991	22,471,991
Infrastrutture Wireless Italiane SpA (Communications)	397,997	4,641,372
Terna Rete Elettrica Nazionale SpA (Utilities)	574,309	4,232,538
		37,258,479
Japan 2.8%
Central Japan Railway Co. (Transportation)	31,239	4,569,086
Chubu Electric Power Co., Inc. (Utilities)	344,034	4,156,802
West Japan Railway Co. (Transportation)	111,400	6,148,456
		14,874,344
Mexico 2.0%
Grupo Aeroportuario del Sureste SAB de CV (Transportation)	332,550	5,624,473
Promotora y Operadora de Infraestructura SAB de CV (Transportation)	627,695	4,850,638
		10,475,111
	Shares	Value

New Zealand 1.1%
Infratil Ltd. (Diversified)	1,113,073	$ 5,683,135
Portugal 2.7%
EDP - Energias de Portugal SA (Utilities)	2,571,666	14,290,232
Spain 4.9%
Cellnex Telecom SA (Communications)	329,796	18,651,230
Iberdrola SA (Utilities)	505,648	6,829,929
		25,481,159
United Kingdom 5.5%
National Grid plc (Utilities)	1,251,554	15,739,345
Pennon Group plc (Utilities)	412,249	5,886,939
United Utilities Group plc (Utilities)	534,822	7,151,279
		28,777,563
United States 49.6%
AES Corp. (The) (Utilities)	401,800	11,178,075
Alliant Energy Corp. (Utilities)	255,200	14,334,584
Ameren Corp. (Utilities)	193,400	16,408,056
American Electric Power Co., Inc. (Utilities)	232,700	20,642,817
American Tower Corp. (Communications)	79,765	20,321,729
Cheniere Energy, Inc. (Midstream / Pipelines) (b)	182,637	14,158,020
CMS Energy Corp. (Utilities)	172,610	11,114,358
Crown Castle International Corp. (Communications)	110,929	20,972,237
Dominion Energy, Inc. (Utilities)	129,500	10,347,050
Equinix, Inc. (Communications)	11,586	8,350,725
Essential Utilities, Inc. (Utilities)	165,450	7,797,659
Exelon Corp. (Utilities)	277,307	12,462,177
FirstEnergy Corp. (Utilities)	278,300	10,553,136
Kansas City Southern (Transportation)	46,000	13,441,660
Kinder Morgan, Inc. (Midstream / Pipelines)	209,700	3,575,385
Legacy Reserves, Inc. (Midstream / Pipelines) (b)(c)(d)(e)	5,055	32,301
Legacy Reserves, Inc. (Midstream / Pipelines) (b)(c)(d)(e)	27,942	178,549
NextEra Energy, Inc. (Utilities)	263,380	20,414,584
NiSource, Inc. (Utilities)	393,200	10,231,064
Norfolk Southern Corp. (Transportation)	8,100	2,261,844
Public Service Enterprise Group, Inc. (Utilities)	217,500	13,737,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Union Pacific Corp. (Transportation)	79,700	$ 17,700,573
		260,213,883
Total Common Stocks (Cost $451,311,029)		515,124,582
Short-Term Investments 5.2%
Affiliated Investment Company 1.6%
United States 1.6%
MainStay U.S. Government Liquidity Fund, 0.01% (f)	8,397,838	8,397,838
Unaffiliated Investment Company 3.6%
United States 3.6%
BlackRock Liquidity FedFund, 0.05% (f)(g)	18,814,951	18,814,951
Total Short-Term Investments (Cost $27,212,789)		27,212,789
Total Investments (Cost $478,523,818)	103.3%	542,337,371
Other Assets, Less Liabilities	(3.3)	(17,364,824)
Net Assets	100.0%	$ 524,972,547

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of April 30, 2021, the aggregate market value of securities on loan was $17,812,379. The Fund received cash collateral with a value of $18,814,951. (See Note 2(I))
(b)	Non-income producing security.
(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of April 30, 2021, the total market value was $210,850, which represented less than one-tenth of a percent of the Fund’s net assets.
(d)	Illiquid security—As of April 30, 2021, the total market value deemed illiquid under procedures approved by the Board of Trustees was $210,850, which represented less than one-tenth of a percent of the Fund’s net assets. (Unaudited)
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Current yield as of April 30, 2021.
(g)	Represents a security purchased with cash collateral received for securities on loan.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 514,913,732	$ —	$ 210,850	$ 515,124,582
Short-Term Investments
Affiliated Investment Company	8,397,838	—	—	8,397,838
Unaffiliated Investment Company	18,814,951	—	—	18,814,951
Total Short-Term Investments	27,212,789	—	—	27,212,789
Total Investments in Securities	$ 542,126,521	$ —	$ 210,850	$ 542,337,371

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Fund

The table below sets forth the diversification of the Fund’s investments by sector.
Sector Diversification
	Value	Percent †
Utilities	$260,741,132	49.7%
Transportation	134,364,566	25.5
Communications	72,937,293	14.0
Midstream / Pipelines	41,398,456	7.8
Diversified	5,683,135	1.1
	515,124,582	98.1
Short-Term Investments	27,212,789	5.2
Other Assets, Less Liabilities	(17,364,824)	(3.3)
Net Assets	$524,972,547	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $470,125,980) including securities on loan of $17,812,379	$ 533,939,533
Investment in affiliated investment companies, at value (identified cost $8,397,838)	8,397,838
Receivables:
Fund shares sold	4,644,502
Dividends and interest	792,609
Securities lending	2,867
Other assets	69,803
Total assets	547,847,152
Liabilities
Cash collateral received for securities on loan	18,814,951
Due to custodian	65,867
Foreign currency due to custodian, at value	20,032
Payables:
Investment securities purchased	3,373,016
Manager (See Note 3)	303,287
Transfer agent (See Note 3)	119,554
Fund shares redeemed	76,384
Professional fees	54,843
NYLIFE Distributors (See Note 3)	17,988
Custodian	17,942
Shareholder communication	8,512
Accrued expenses	2,229
Total liabilities	22,874,605
Net assets	$ 524,972,547
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 40,951
Additional paid-in-capital	679,394,553
679,435,504
Total distributable earnings (loss)	(154,462,957)
Net assets	$ 524,972,547
Class A
Net assets applicable to outstanding shares	$ 45,642,072
Shares of beneficial interest outstanding	3,562,780
Net asset value per share outstanding	$ 12.81
Maximum sales charge (5.50% of offering price)	0.75
Maximum offering price per share outstanding	$ 13.56
Investor Class
Net assets applicable to outstanding shares	$ 2,158,775
Shares of beneficial interest outstanding	168,711
Net asset value per share outstanding	$ 12.80
Maximum sales charge (5.00% of offering price)	0.67
Maximum offering price per share outstanding	$ 13.47
Class C
Net assets applicable to outstanding shares	$ 11,522,207
Shares of beneficial interest outstanding	903,558
Net asset value and offering price per share outstanding	$ 12.75
Class I
Net assets applicable to outstanding shares	$465,299,189
Shares of beneficial interest outstanding	36,288,215
Net asset value and offering price per share outstanding	$ 12.82
Class R6
Net assets applicable to outstanding shares	$ 350,304
Shares of beneficial interest outstanding	27,326
Net asset value and offering price per share outstanding	$ 12.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Fund

Statement of Operations for the year ended April 30, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $543,013)	$ 8,250,759
Securities lending	44,728
Interest	2,525
Dividends-affiliated	856
Other	249
Total income	8,299,117
Expenses
Manager (See Note 3)	2,581,182
Transfer agent (See Note 3)	307,164
Registration	179,818
Distribution/Service—Class A (See Note 3)	76,437
Distribution/Service—Investor Class (See Note 3)	4,688
Distribution/Service—Class C (See Note 3)	74,713
Professional fees	125,701
Shareholder communication	97,844
Custodian	69,929
Trustees	3,866
Insurance	2,627
Total expenses before waiver/reimbursement	3,523,969
Expense waiver/reimbursement from Manager (See Note 3)	(388,646)
Net expenses	3,135,323
Net investment income (loss)	5,163,794
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	5,333,466
Foreign currency transactions	18,403
Net realized gain (loss)	5,351,869
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	64,704,424
Translation of other assets and liabilities in foreign currencies	16,133
Net change in unrealized appreciation (depreciation)	64,720,557
Net realized and unrealized gain (loss)	70,072,426
Net increase (decrease) in net assets resulting from operations	$75,236,220
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the year ended April 30, 2021, the period November 1, 2019 through April 30, 2020 (a) and the year ended October 31, 2019
	2021	2020 (a)	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,163,794	$ 1,997,640	$ 2,833,074
Net realized gain (loss)	5,351,869	(12,458,756)	5,836,501
Net change in unrealized appreciation (depreciation)	64,720,557	(18,493,973)	21,235,465
Net increase (decrease) in net assets resulting from operations	75,236,220	(28,955,089)	29,905,040
Distributions to shareholders:
Class A	(416,571)	(365,628)	(169,569)
Investor Class	(24,647)	(123)	—
Class C	(63,792)	(29,836)	(3,391)
Class I	(4,126,661)	(7,127,573)	(3,968,511)
Class W	—	(282,475)	(68,056)
Class R6	(2,375)	(55)	—
	(4,634,046)	(7,805,690)	(4,209,527)
Distributions to shareholders from return of capital:
Class A	—	(19,173)	—
Investor Class	—	(33)	—
Class C	—	(739)	—
Class I	—	(427,284)	—
Class W	—	(10,235)	—
Class R6	—	(15)	—
	—	(457,479)	—
Total distributions to shareholders	(4,634,046)	(8,263,169)	(4,209,527)
Capital share transactions:
Net proceeds from sales of shares	295,291,961	75,154,395	178,838,093
Net asset value of shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	13,886,106	—	—
Net asset value of shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	13,689,513	—	—
Net asset value of shares issued to shareholder in reinvestment of distributions	4,465,820	8,254,361	4,202,175
	2021	2020 (a)	2019
Cost of shares redeemed	$ (93,610,084)	$ (73,000,657)	$ (34,984,660)
Increase (decrease) in net assets derived from capital share transactions	233,723,316	10,408,099	148,055,608
Net increase (decrease) in net assets	304,325,490	(26,810,159)	173,751,121
Net Assets
Beginning of period	220,647,057	247,457,216	73,706,095
End of period	$524,972,547	$220,647,057	$247,457,216

(a)	The Fund changed its fiscal year end from October 31 to April 30.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	November 1, 2019 through April 30,	Year Ended October 31,
Class A	2021	2020 #	2019	2018	2017	2016
Net asset value at beginning of period	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78	$ 10.68
Net investment income (loss)	0.16(a)	0.07(a)	0.16	0.19	0.17(a)	0.15(a)
Net realized and unrealized gain (loss) on investments	2.41	(1.29)	2.12	(0.51)	1.30	0.66
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.01)	—	—	—	—
Total from investment operations	2.58	(1.23)	2.28	(0.32)	1.47	0.81
Less distributions:
From net investment income	(0.16)	(0.06)	(0.17)	(0.25)	(0.12)	(0.20)
From net realized gain on investments	—	(0.29)	(0.16)	(0.79)	(0.73)	(0.51)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.16)	(0.37)	(0.33)	(1.04)	(0.85)	(0.71)
Net asset value at end of period	$ 12.81	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78
Total investment return (b)	25.04%	(10.57)%	23.24%	(3.16)%	14.96%	8.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	1.32%††	1.51%	1.89%	1.59%	1.44%
Net expenses	1.29% (c)	1.32%†† (c)(d)	1.35%	1.35%	1.53%	1.60%
Expenses (before waiver/reimbursement)	1.35% (c)	1.54%†† (c)(d)	1.56%	1.83%	2.36%	2.15%
Portfolio turnover rate	51%	49%	53%	61%	85%	88%
Net assets at end of period (in 000's)	$ 45,642	$ 11,237	$ 11,700	$ 1,787	$ 1,146	$ 526

#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,	February 24, 2020^ through April 30,
Investor Class	2021	2020
Net asset value at beginning of period	$ 10.38	$ 12.50
Net investment income (loss) (a)	0.13	(0.00)‡
Net realized and unrealized gain (loss) on investments	2.43	(2.06)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.02)
Total from investment operations	2.56	(2.08)
Less distributions:
From net investment income	(0.14)	(0.03)
Return of capital	—	(0.01)
Total distributions	(0.14)	(0.04)
Net asset value at end of period	$ 12.80	$ 10.38
Total investment return (b)	24.87%	(16.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%	(0.12)%††
Net expenses (c)	1.45%	1.45%††
Expenses (before waiver/reimbursement) (c)	1.76%	1.67%††
Portfolio turnover rate	51%	49%
Net assets at end of period (in 000’s)	$ 2,159	$ 106

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	November 1, 2019 through April 30, 2020#	February 28, 2019^ through October 31, 2019
Class C	2021
Net asset value at beginning of period	$ 10.37	$ 11.96	$ 10.82
Net investment income (loss) (a)	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.42	(1.28)	1.22
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.01)	—
Total from investment operations	2.48	(1.26)	1.26
Less distributions:
From net investment income	(0.10)	(0.03)	(0.12)
From net realized gain on investments	—	(0.29)	—
Return of capital	—	(0.01)	—
Total distributions	(0.10)	(0.33)	(0.12)
Net asset value at end of period	$ 12.75	$ 10.37	$ 11.96
Total investment return (b)	24.04%	(10.89)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.58%††	0.46%††
Net expenses	2.08% (c)	2.09%†† (c)(d)	2.10%††
Expenses (before waiver/reimbursement)	2.51% (c)	2.36%†† (c)(d)	2.31%††
Portfolio turnover rate	51%	49%	53%
Net assets at end of period (in 000's)	$ 11,522	$ 992	$ 1,048

#	The Fund changed its fiscal year end from October 31 to April 30.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,	November 1, 2019 through April 30, 2020#	Year Ended October 31,
Class I	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78	$ 10.67
Net investment income (loss)	0.21(a)	0.09(a)	0.20	0.23	0.20	0.21(a)
Net realized and unrealized gain (loss) on investments	2.41	(1.29)	2.11	(0.52)	1.30	0.64
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.01)	—	—	—	—
Total from investment operations	2.62	(1.21)	2.31	(0.29)	1.50	0.85
Less distributions:
From net investment income	(0.19)	(0.08)	(0.20)	(0.28)	(0.15)	(0.23)
From net realized gain on investments	—	(0.29)	(0.16)	(0.79)	(0.73)	(0.51)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.19)	(0.39)	(0.36)	(1.07)	(0.88)	(0.74)
Net asset value at end of period	$ 12.82	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78
Total investment return (b)	25.46%	(10.46)%	23.52%	(2.88)%	15.25%	8.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.78%	1.59%††	1.83%	2.14%	1.83%	2.05%
Net expenses	0.97% (c)	1.05%†† (c)(d)	1.10%	1.10%	1.21%	1.25%
Expenses (before waiver/reimbursement)	1.10% (c)	1.18%†† (c)(d)	1.14%	1.41%	1.61%	1.60%
Portfolio turnover rate	51%	49%	53%	61%	85%	88%
Net assets at end of period (in 000's)	$ 465,299	$ 208,291	$ 225,176	$ 71,919	$ 36,755	$ 22,569

#	The Fund changed its fiscal year end from October 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	February 24, 2020^ through April 30,
Class R6	2021	2020
Net asset value at beginning of period	$ 10.39	$ 12.51
Net investment income (loss) (a)	0.17	0.02
Net realized and unrealized gain (loss) on investments	2.45	(2.09)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.02)
Total from investment operations	2.62	(2.09)
Less distributions:
From net investment income	(0.19)	(0.02)
Return of capital	—	(0.01)
Total distributions	(0.19)	(0.03)
Net asset value at end of period	$ 12.82	$ 10.39
Total investment return (b)	25.50%	(16.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	0.85%††
Net expenses (c)	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	1.02%	1.13%††
Portfolio turnover rate	51%	49%
Net assets at end of period (in 000's)	$ 350	$ 21

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements June  29,  2021
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Global Infrastructure Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Voya CBRE Global Infrastructure Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Voya Investments, LLC (“Voya”), an Arizona limited liability company served as investment adviser and CBRE Clarion Securities LLC (“CBRE Clarion” or the “Subadvisor”) served as subadvisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on February 21, 2020. Upon completion of the reorganization, the Class A, Class C and Class I shares of the Fund assumed the performance, financial and other information of the corresponding shares of the Predecessor Fund. All information provided for prior to February 21, 2020, refers to the Predecessor Fund.
Effective at the close of business on May 22, 2020, the Fund acquired the assets and liabilities of MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund (the “Reorganization”), which were separate series of the Trust. The Reorganization was approved by the Board of Trustees of the Trust (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). See Note 10 for additional information.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 16, 2013
Investor Class	February 24, 2020
Class C	February 28, 2019
Class I	June 28, 2013
Class R6	February 24, 2020
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes

22	MainStay CBRE Global Infrastructure Fund

exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as
23

Notes to Financial Statements June  29,  2021 (continued)
Level 3 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2021, are shown in the Portfolio of Investments.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund's investments was determined as of April 30, 2021, and can change at any time. Illiquid investments as of April 30, 2021, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

24	MainStay CBRE Global Infrastructure Fund

(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Fund may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities
25

Notes to Financial Statements June  29,  2021 (continued)
issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2021, are shown in the Portfolio of Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(J) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Clarion a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.33%; Investor Class, 1.45%; Class C, 2.08%; Class I, 0.97%; and Class R6, 0.95%. This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $2,581,182 and waived fees and/or reimbursed certain class specific expenses in the amount of $388,646 and paid the Subadvisor in the amount of $1,096,230.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

26	MainStay CBRE Global Infrastructure Fund

Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2021, were $21,871 and $530, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares during the year ended April 30, 2021, of $910.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has
contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 27,109	$—
Investor Class	9,355	—
Class C	36,824	—
Class I	233,869	—
Class R6	7	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 376	$ 213,699	$ (205,677)	$ —	$ —	$ 8,398	$ 1	$ —	8,398

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,154	7.5%
27

Notes to Financial Statements June  29,  2021 (continued)
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$481,500,095	$62,503,087	$(1,665,811)	$60,837,276

As of April 30, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$550,048	$—	$(215,854,592)	$(5,344)	$60,846,931	$(154,462,957)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and real estate investment trusts (REITs). The other temporary differences are primarily due to Swiss reclaim.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$30,760	$(30,760)
As of April 30, 2021, for federal income tax purposes, capital loss carryforwards of $215,854,592 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$124,280,700	$91,573,892
During the year ended April 30, 2021, the period from November 1, 2019 through April 30, 2020(a) and the year ended October 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020 (a)	2019
Distributions paid from:
Ordinary Income	$4,634,046	$3,660,947	$2,910,254
Long-Term Capital Gains	—	4,144,743	1,299,273
Return of Capital	—	457,479	—
Total	$4,634,046	$8,263,169	$4,209,527

(a)	The Fund changed its fiscal year end from October 31 to April 30.

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $59,607 for the period May 1, 2020 through February 21, 2021.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.

28	MainStay CBRE Global Infrastructure Fund

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $358,826 and $154,839, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the year ended April 30, 2021, the period ended April 30, 2020 and year ended October 31, 2019, were as follows:
Class A	Shares	Amount
Year ended April 30, 2021:
Shares sold	1,872,393	$ 21,788,474
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	601,016	6,193,827
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	528,902	5,450,653
Shares issued to shareholders in reinvestment of distributions	36,412	410,877
Shares redeemed	(589,938)	(6,735,881)
Net increase (decrease) in shares outstanding before conversion	2,448,785	27,107,950
Shares converted into Class A (See Note 1)	32,197	366,724
Net increase (decrease)	2,480,982	$ 27,474,674
Period ended April 30, 2020:(a)
Shares sold	280,921	$ 3,178,261
Shares issued to shareholders in reinvestment of distributions	33,172	384,614
Shares redeemed	(208,401)	(2,229,848)
Net increase (decrease) in shares outstanding before conversion	105,692	1,333,027
Shares converted from Class A (See Note 1)	(80)	(832)
Net increase (decrease)	105,612	$ 1,332,195
Year ended October 31, 2019:
Shares sold	868,313	$ 9,653,435
Shares issued to shareholders in reinvestment of distributions	15,513	169,519
Shares redeemed	(85,561)	(957,531)
Net increase (decrease)	798,265	$ 8,865,423

29

Notes to Financial Statements June  29,  2021 (continued)
Investor Class	Shares	Amount
Year ended April 30, 2021:
Shares sold	22,331	$ 261,551
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	91,365	940,483
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	92,315	950,261
Shares issued to shareholders in reinvestment of distributions	2,156	24,023
Shares redeemed	(34,598)	(397,716)
Net increase (decrease) in shares outstanding before conversion	173,569	1,778,602
Shares converted into Investor Class (See Note 1)	2,904	34,998
Shares converted from Investor Class (See Note 1)	(17,954)	(204,846)
Net increase (decrease)	158,519	$ 1,608,754
Period ended April 30, 2020:(a), (b)
Shares sold	10,096	$ 106,183
Shares issued to shareholders in reinvestment of distributions	16	156
Net increase (decrease) in shares outstanding before conversion	10,112	106,339
Shares converted into Investor Class (See Note 1)	80	832
Net increase (decrease)	10,192	$ 107,171

Class C	Shares	Amount
Year ended April 30, 2021:
Shares sold	525,639	$ 6,194,222
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	307,263	3,159,121
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	269,210	2,767,878
Shares issued to shareholders in reinvestment of distributions	5,659	61,815
Shares redeemed	(282,657)	(3,227,807)
Net increase (decrease) in shares outstanding before conversion	825,114	8,955,229
Shares converted from Class C (See Note 1)	(17,245)	(196,876)
Net increase (decrease)	807,869	$ 8,758,353
Period ended April 30, 2020:(a)
Shares sold	11,275	$ 131,035
Shares issued to shareholders in reinvestment of distributions	2,613	30,575
Shares redeemed	(5,862)	(66,601)
Net increase (decrease)	8,026	$ 95,009
Year ended October 31, 2019:(c)
Shares sold	89,275	$ 1,031,473
Shares issued to shareholders in reinvestment of distributions	289	3,391
Shares redeemed	(1,901)	(21,916)
Net increase (decrease)	87,663	$ 1,012,948

30	MainStay CBRE Global Infrastructure Fund

Class I	Shares	Amount
Year ended April 30, 2021:
Shares sold	22,477,048	$266,718,394
Shares issued in connection with the acquisition of MainStay Cushing Energy Income Fund	348,425	3,592,675
Shares issued in connection with the acquisition of MainStay Cushing Renaissance Advantage Fund	438,428	4,520,721
Shares issued to shareholders in reinvestment of distributions	349,236	3,966,730
Shares redeemed	(7,370,273)	(83,206,710)
Net increase (decrease)	16,242,864	$195,591,810
Period ended April 30, 2020:(a)
Shares sold	6,223,447	$ 69,833,031
Shares issued to shareholders in reinvestment of distributions	653,378	7,546,236
Shares redeemed	(6,544,949)	(70,138,992)
Net increase (decrease) in shares outstanding before conversion	331,876	7,240,275
Shares converted into Class I (See Note 1)(d)	930,648	11,641,536
Net increase (decrease)	1,262,524	$ 18,881,811
Year ended October 31, 2019:
Shares sold	14,200,545	$158,999,775
Shares issued to shareholders in reinvestment of distributions	362,521	3,961,209
Shares redeemed	(2,941,969)	(33,873,492)
Net increase (decrease)	11,621,097	$129,087,492

Class W	Shares	Amount
Period ended April 30, 2020:(a)
Shares sold	157,430	$ 1,880,885
Shares issued to shareholders in reinvestment of distributions	24,765	292,710
Shares redeemed	(47,136)	(565,216)
Net increase (decrease) in shares outstanding before conversion	135,059	1,608,379
Shares converted from Class W (See Note 1)(d)	(930,098)	(11,641,536)
Net increase (decrease)	(795,039)	$ (10,033,157)
Year ended October 31, 2019:(c)
Shares sold	800,304	$ 9,153,410
Shares issued to shareholders in reinvestment of distributions	5,805	68,056
Shares redeemed	(11,070)	(131,721)
Net increase (decrease)	795,039	$ 9,089,745

Class R6	Shares	Amount
Year ended April 30, 2021:
Shares sold	28,666	$ 329,320
Shares issued to shareholders in reinvestment of distributions	202	2,375
Shares redeemed	(3,548)	(41,970)
Net increase (decrease)	25,320	$ 289,725
Period ended April 30, 2020:(a), (b)
Shares sold	1,999	$ 25,000
Shares issued to shareholders in reinvestment of distributions	7	70
Net increase (decrease)	2,006	$ 25,070

(a)	The Fund changed its fiscal year end from October 31 to April 30.
(b)	The inception date of the class was February 24, 2020.
(c)	The inception date of the class was February 28, 2019.
(d)	Class W converted to Class I on February 21, 2020.
Note 10–Fund Acquisition
At special meetings held on May 15, 2020, the shareholders of MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund each approved the acquisition of the assets and assumption of liabilities of the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund, respectively, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund (the “Reorganizations”). The Reorganizations were completed on May 22, 2020. The shareholders of MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on May 22, 2020. The aggregate net assets of the Fund immediately before the Reorganizations were $216,261,572, and the combined net assets after the Reorganizations were $243,837,191.
31

Notes to Financial Statements June  29,  2021 (continued)
The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganizations:
	Before Reorganizations			After Reorganizations
	MainStay Cushing Energy Income Fund	MainStay Cushing Renaissance Advantage Fund	MainStay CBRE Global Infrastructure Fund	MainStay CBRE Global Infrastructure Fund
Net Assets:
Class A	$ 6,193,827	$ 5,450,653	$ 11,134,876	$ 22,779,356
Investor Class	940,483	950,261	109,563	2,000,307
Class C	3,159,121	2,767,878	957,457	6,884,456
Class I	3,592,675	4,520,721	204,038,989	212,152,385
Class R6	—	—	20,687	20,687
Shares Outstanding:
Class A	3,445,944	625,287	1,080,471	2,210,389
Investor Class	524,975	109,803	10,644	194,323
Class C	1,831,130	339,427	93,124	669,596
Class I	1,972,096	508,945	19,788,177	20,575,030
Class R6	—	—	2,006	2,006
Net Asset Value Per Share Outstanding:
Class A	$ 1.80	$ 8.72	$ 10.31	$ 10.31
Investor Class	$ 1.79	$ 8.65	$ 10.29	$ 10.29
Class C	$ 1.73	$ 8.15	$ 10.28	$ 10.28
Class I	$ 1.82	$ 8.88	$ 10.31	$ 10.31
Class R6	$ —	$ —	$ 10.31	$ 10.31
Total distributable earnings (loss)	$(248,267,119)	$(84,368,759)	$ (14,398,971)	$(347,034,849)

32	MainStay CBRE Global Infrastructure Fund

Assuming the Reorganizations had been completed on May 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended April 30, 2021, are as follows (Unaudited):
Net investment income (loss)	$ 5,232,025
Net realized and unrealized gain (loss)	68,672,287
Net change in net assets resulting from operations	$73,904,312
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund that have been included in the Fund’s Statement of Operations since May 22, 2020.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund, in the amount of $15,298,435 and $12,595,451, respectively, were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
As part of the Reorganizations, the Fund acquired from MainStay Cushing Energy Income Fund and MainStay Cushing Renaissance Advantage Fund, capital loss carryforwards in the amounts of $130,002,186 and $81,365,816, respectively. MainStay Cushing Energy Income Fund had $117,036,312 of capital loss carryforward expire on May 22, 2020.
Note 11–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Global Infrastructure Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended April 30, 2021, the period November 1, 2019 through April 30, 2020, and the year ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the year ended April 30, 2021, the period November 1, 2019 through April 30, 2020, and each of the years or periods in the four year period ended October 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended April 30, 2021, the period November 1, 2019 through April 30, 2020, and the year ended October 31, 2019, and the financial highlights for the year ended April 30, 2021, the period November 1, 2019 through April 30, 2020, and each of the years or periods in the four year period ended October 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2021
34	MainStay CBRE Global Infrastructure Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Global Infrastructure Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Clarion Securities LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and CBRE personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and CBRE to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided

36	MainStay CBRE Global Infrastructure Fund

to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to CBRE as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Fund. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Fund.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared

38	MainStay CBRE Global Infrastructure Fund

with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
39

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
40	MainStay CBRE Global Infrastructure Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For the fiscal year ended April 30, 2021, the Fund designated approximately $4,634,046 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.
The dividends paid by the Fund during the fiscal year ended April 30, 2021 should be multiplied by 54.92% to arrive at the amount eligible for the corporate dividend-received deduction.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2021.
Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
41

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	76	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
42	MainStay CBRE Global Infrastructure Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	76	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts:
				Trustee since 2005 (4 portfolios)
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;
				Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Independent Trustees
44	MainStay CBRE Global Infrastructure Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds and MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since 2020; Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
45

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1856714MS071-21	MSCBGI11-06/21
(NYLIM) NL479

MainStay CBRE Real Estate Fund

Message from the President and Annual Report
April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Although the pandemic continued to spread during much of the 12-month reporting period ended April 30, 2021, stock and bond markets were buoyed by an extraordinary combination of monetary and fiscal stimulus, and they largely rebounded from lows reached early in 2020.
Economic activity was restricted during most of the reporting period, but monetary policy kept interest rates low and helped markets function while fiscal stimulus provided a broad range of relief, including to individuals and small businesses. Markets stabilized early on, anticipating further stimulus and the possible development of vaccines.
Investors initially sought safety in higher-quality bonds, including Treasuries. Technology stocks that benefited from work-from-home orders were also favored, and by August the S&P 500® Index, a widely followed measure of U.S. equities, was reaching record highs. That month the Federal Reserve also articulated a new stance on inflation, saying it would tolerate higher price increases than in the past.
With the approval of vaccines in November, market sentiment shifted dramatically. Anticipating a continued economic expansion, investors shifted into corporate bonds and more cyclical sectors of the stock market. A $900 billion relief package passed in December added to the brighter outlook, and investors increasingly moved out of safer investments, causing the price on the 10-year Treasury bond to fall and the yield to rise. But rising Treasury yields, combined with brighter economic prospects and attractively priced cyclical and value stocks, took a toll on the valuations on technology and growth-oriented stocks, causing these shares to falter.
In January, the Federal Reserve opted to leave interest rates unchanged, indicating that the pace of the global recovery was still uncertain and noting that pricing pressures were still low. But the extraordinary fiscal and monetary stimulus that had been crucial to the recovery soon began to cause some inflation concerns. In March, the $1.9 billion American Rescue Plan was passed, calling for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with a proposed $2 trillion infrastructure spending bill, added to growing concerns about higher prices.
In fixed-income markets, investment grade corporate bonds performed well early in the reporting period, due in part to support from Federal Reserve purchases, but like longer-dated Treasuries, they later declined as investors viewed their historically low yields in light of rising inflation expectations. High-yield bonds, on the other hand, remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Better-than-expected tax revenues, $350 billion in support from Washington, and the possibility of an increase in federal income tax rates combined to help municipal bonds post modest gains despite some heightened volatility.
Although the S&P 500® Index posted double-digit gains and repeatedly hit record highs during the reporting period, the shift in sentiment from growth-oriented to value-oriented stocks was disruptive, resulting in large declines in stocks that had benefited from work-from-home orders. As a result, value stocks outperformed growth stocks in the second half of the reporting period. For the full 12-month reporting period, however, growth stocks still outperformed value stocks.
With investor sentiment moving away from growth-oriented companies, cyclical sectors performed well. Financials led the way, along with materials and industrials. The more defensive sectors, including consumer staples, utilities, and health care, lagged. A shift in investor sentiment was also evident in the performance of small-cap stocks, which easily outperformed large caps. While developed markets trailed the U.S. market somewhat, emerging markets benefited from surging commodities prices, finishing ahead of the U.S.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2021
Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception[1]	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	12/20/2002	34.87%	5.81%	7.53%	1.42%
		Excluding sales charges		42.72	7.07	8.17	1.42
Investor Class Shares[4]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	34.58	-0.04	N/A	1.32
		Excluding sales charges		42.41	4.83	N/A	1.32
Class C Shares[3]	Maximum 1% CDSC	With sales charges	1/17/2003	40.65	6.25	7.32	2.07
	If Redeemed Within One Year of Purchase	Excluding sales charges		41.65	6.25	7.32	2.07
Class I Shares[3]	No Sales Charge		12/31/1996	43.19	7.43	8.48	1.17
Class R3 Shares[3]	No Sales Charge		8/5/2011	42.47	6.80	9.59	1.67
Class R6 Shares[3]	No Sales Charge		7/3/2014	43.35	7.51	7.88	0.83

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Class A shares, Class C shares, Class I shares, Class R3 shares and Class R6 shares, reflect the historical performance of the then-existing Class A shares, Class C shares, Class I shares, Class R and Class R6 shares of the Voya Real Estate Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Real Estate Fund commenced operations on February 24, 2020.
4.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	One Year	Five Years	Ten Years
FTSE NAREIT All Equity REITs Index[1]	33.36%	9.28%	9.66%
CBRE Real Estate Tiered Index[2]	36.99	7.41	8.73
MSCI U.S. REIT® Index[3]	37.45	7.48	8.77
Morningstar Real Estate Category Average[4]	38.40	7.83	8.42

1.	The Fund has selected the FTSE NAREIT All Equity REITs Index as its primary benchmark as a replacement for the MSCI U.S. REIT® Index because it believes that the FTSE NAREIT All Equity REITs Index is more reflective of its current investment style. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
2.	The Fund has selected a tiered benchmark as its secondary benchmark. The returns for the tiered benchmark represent the returns of the MSCI U.S. REIT® Index prior to January 1, 2021 and the returns of the FTSE Nareit All Equity REITs Index thereafter.
3.	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Real Estate Category Average is representative of funds that invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, healthcare, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real estate operating companies. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Real Estate Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Real Estate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,395.00	$ 7.01	$1,018.94	$5.91	1.18%
Investor Class Shares	$1,000.00	$1,394.70	$ 7.48	$1,018.55	$6.31	1.26%
Class C Shares	$1,000.00	$1,389.70	$11.44	$1,015.22	$9.64	1.93%
Class I Shares	$1,000.00	$1,397.80	$ 4.93	$1,020.68	$4.16	0.83%
Class R3 Shares	$1,000.00	$1,393.40	$ 8.49	$1,017.70	$7.15	1.43%
Class R6 Shares	$1,000.00	$1,398.90	$ 4.40	$1,021.13	$3.71	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Sector Composition as of April 30, 2021 (Unaudited)
Technology Towers	22.3%
Industrial Properties	14.5
Residential	12.3
Self Storage Property	9.6
Net Lease Properties	8.3
Healthcare Facilities	7.4
Community Shopping Centers	6.7
Enclosed Mall	5.7
Office Buildings	5.4%
Hotels	4.0
Timber	2.3
Technology Datacenters	1.1
Short–Term Investment	0.6
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Prologis, Inc.
2.	American Tower Corp.
3.	Crown Castle International Corp.
4.	Simon Property Group, Inc.
5.	Duke Realty Corp.
6.	Extra Space Storage, Inc.
7.	CubeSmart
8.	UDR, Inc.
9.	Equinix, Inc.
10.	Invitation Homes, Inc.

8	MainStay CBRE Real Estate Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers T. Ritson Ferguson, CFA, Joseph P. Smith, CFA, Jonathan Miniman, CFA, and Kenneth S. Weinberg, CFA, of CBRE Clarion Securities LLC, the Fund’s Subadvisor.
How did MainStay CBRE Real Estate Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021, Class I shares of MainStay CBRE Real Estate Fund returned 43.19%, outperforming the 33.36% return of the Fund’s primary benchmark, the FTSE Nareit All Equity REITs Index and the 36.99% return of the CBRE Real Estate Tiered Index,1 which is the Fund’s secondary benchmark. During the same period, the Fund also outperformed the 37.45% return of the MSCI U.S. REIT® Index, which was the Fund’s primary benchmark prior to December 31, 2020, and the 38.40% return of the Morningstar Real Estate Category Average.2
Were there any changes to the Fund during the reporting period?
Effective December 31, 2020, the FTSE Nareit All Equity REITs Index became the Fund’s primary benchmark, replacing the MSCI U.S. REIT® Index and the CBRE Real Estate Tiered Index was added as a secondary benchmark for the Fund. For more information about these changes, refer to the supplement dated December 11, 2020.
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund benefited from both positive stock selection and positive property sector allocation, with stock selection accounting for most of the Fund’s outperformance relative to the FTSE Nareit All Equity REITs Index. Specifically, the Fund experienced relatively strong stock selection in eight out of the fourteen property sectors in the benchmark led by the net lease, residential and self-storage sectors. From an allocation perspective, the three most impactful positive contributions came from overweight exposure to the mall sector, overweight exposure to the shopping center sector and underweight exposure to the data center sector relative to the benchmark. (Contributions take weightings and total returns into account.)
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
As mentioned above, the strongest positive contributors to the Fund’s relative performance from a sector allocation perspective included overweight exposure to the mall sector, overweight exposure to the shopping center sector and underweight exposure to the data center sector. Conversely, allocations in the hotel, tower, and office building sectors detracted from relative returns. In the case of the hotel sector, the Fund held underweight exposure while the sector outperformed as the economy began to reopen. In the case of the tower sector, the Fund held overweight exposure, but the sector underperformed the benchmark. In the office sector, the Fund held modestly overweight exposure, but the sector underperformed.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included holdings in VEREIT (net lease), Simon Property Group (malls), Retail Properties of America (shopping centers), Extra Space Storage (storage) and Acadia Realty Trust (shopping centers). The stocks that were the most significant detractors from absolute performance during the same period included holdings in AvalonBay Communities (apartments), Boston Properties (office), Sunstone Hotel Investors (hotels), Hilton Worldwide Holdings (hotels) and Equity Residential (apartments).
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in Simon Property Group (malls), UDR (apartments), Prologis (industrials), Extra Space Storage (storage) and CubeSmart (storage). The Fund’s largest sales during the same period included holdings in Equinix (data centers), HealthPeak Properties (health care), Equity Residential (apartments) AvalonBay Communities (apartments) and Sun Communities (manufactured housing).
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to the industrials, hotels, shopping centers, malls and storage sectors. During the same period, the Fund reduced its exposure to the health care, net lease, office, residential, data center, tower and timber sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the FTSE Nareit All Equity REITs Index in the industrials, shopping centers, malls, hotels, storage and towers sectors. As of the same date, the Fund held relatively underweight positions in

1.	The returns for the tiered benchmark represent the returns of the MSCI U.S. REIT® Index prior to January 1, 2021 and the returns of the FTSE Nareit All Equity REITs Index thereafter.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

the office, residential, health care, net lease, data centers, timber and special purpose sectors.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay CBRE Real Estate Fund

Portfolio of Investments April 30, 2021†
	Shares	Value
Common Stocks 99.6%
Community Shopping Centers 6.7%
Acadia Realty Trust	185,900	$ 3,883,451
Brixmor Property Group, Inc.	303,857	6,788,165
Regency Centers Corp.	114,347	7,279,330
Retail Properties of America, Inc., Class A	336,253	3,944,248
SITE Centers Corp.	370,600	5,466,350
		27,361,544
Enclosed Mall 5.7%
Simon Property Group, Inc.	192,730	23,462,950
Healthcare Facilities 7.4%
Alexandria Real Estate Equities, Inc.	49,948	9,045,583
Healthcare Trust of America, Inc., Class A	324,791	9,539,111
Ventas, Inc.	207,904	11,530,356
		30,115,050
Hotels 4.0%
Apple Hospitality REIT, Inc.	296,300	4,699,318
Marriott International, Inc., Class A (a)	19,229	2,855,891
Park Hotels & Resorts, Inc.	230,400	5,140,224
Sunstone Hotel Investors, Inc.	269,400	3,545,304
		16,240,737
Industrial Properties 14.5%
Duke Realty Corp.	387,345	18,019,289
Prologis, Inc.	354,956	41,363,023
		59,382,312
Net Lease Properties 8.3%
Four Corners Property Trust, Inc.	70,700	2,041,109
MGM Growth Properties LLC, Class A	165,069	5,945,785
NETSTREIT Corp.	142,810	2,974,732
Spirit Realty Capital, Inc.	87,363	4,153,237
STAG Industrial, Inc.	227,064	8,290,107
VEREIT, Inc.	219,197	10,486,385
		33,891,355
Office Buildings 5.4%
Brandywine Realty Trust	111,915	1,514,210
Columbia Property Trust, Inc.	145,200	2,615,052
Highwoods Properties, Inc.	95,603	4,282,058
Hudson Pacific Properties, Inc.	168,035	4,723,464
Paramount Group, Inc.	254,700	2,702,367
Piedmont Office Realty Trust, Inc., Class A	333,175	6,203,719
		22,040,870
Residential 12.3%
Apartment Income REIT Corp.	131,085	5,918,488
	Shares	Value

Residential (continued)
Camden Property Trust	96,707	$ 11,651,259
Invitation Homes, Inc.	342,646	12,013,169
Mid-America Apartment Communities, Inc.	49,991	7,865,084
UDR, Inc.	273,000	12,680,850
		50,128,850
Self Storage Property 9.6%
CubeSmart	372,847	15,786,342
Extra Space Storage, Inc.	119,327	17,742,732
Life Storage, Inc.	58,738	5,642,372
		39,171,446
Technology Datacenters 1.1%
CyrusOne, Inc.	61,139	4,452,753
Technology Towers 22.3%
American Tower Corp.	161,875	41,240,894
Crown Castle International Corp.	174,251	32,943,894
Equinix, Inc.	17,275	12,451,129
QTS Realty Trust, Inc., Class A	65,189	4,334,417
		90,970,334
Timber 2.3%
Weyerhaeuser Co.	242,400	9,397,848
Total Common Stocks (Cost $266,640,717)		406,616,049
Short-Term Investment 0.6%
Affiliated Investment Company 0.6%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	2,422,421	2,422,421
Total Short-Term Investment (Cost $2,422,421)		2,422,421
Total Investments (Cost $269,063,138)	100.2%	409,038,470
Other Assets, Less Liabilities	(0.2)	(881,396)
Net Assets	100.0%	$ 408,157,074

†	Percentages indicated are based on Fund net assets.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2021.

Abbreviation(s):
REIT—Real Estate Investment Trust

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 406,616,049	$ —	$ —	$ 406,616,049
Short-Term Investment
Affiliated Investment Company	2,422,421	—	—	2,422,421
Total Investments in Securities	$ 409,038,470	$ —	$ —	$ 409,038,470

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Real Estate Fund

Statement of Assets and Liabilities as of April 30, 2021
Assets
Investment in unaffiliated securities, at value (identified cost $266,640,717)	$406,616,049
Investment in affiliated investment companies, at value (identified cost $2,422,421)	2,422,421
Receivables:
Investment securities sold	7,043,740
Dividends and interest	260,386
Fund shares sold	120,192
Securities lending	111
Other assets	56,532
Total assets	416,519,431
Liabilities
Payables:
Investment securities purchased	7,361,639
Fund shares redeemed	485,174
Transfer agent (See Note 3)	238,600
Manager (See Note 3)	127,193
Professional fees	69,897
NYLIFE Distributors (See Note 3)	44,331
Shareholder communication	22,872
Custodian	9,919
Trustees	585
Accrued expenses	2,147
Total liabilities	8,362,357
Net assets	$408,157,074
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 30,677
Additional paid-in-capital	275,592,334
275,623,011
Total distributable earnings (loss)	132,534,063
Net assets	$408,157,074
Class A
Net assets applicable to outstanding shares	$177,328,321
Shares of beneficial interest outstanding	14,540,649
Net asset value per share outstanding	$ 12.20
Maximum sales charge (5.50% of offering price)	0.71
Maximum offering price per share outstanding	$ 12.91
Investor Class
Net assets applicable to outstanding shares	$ 156,865
Shares of beneficial interest outstanding	12,870
Net asset value per share outstanding	$ 12.19
Maximum sales charge (5.00% of offering price)	0.64
Maximum offering price per share outstanding	$ 12.83
Class C
Net assets applicable to outstanding shares	$ 10,202,076
Shares of beneficial interest outstanding	747,031
Net asset value and offering price per share outstanding	$ 13.66
Class I
Net assets applicable to outstanding shares	$202,597,284
Shares of beneficial interest outstanding	14,102,486
Net asset value and offering price per share outstanding	$ 14.37
Class R3
Net assets applicable to outstanding shares	$ 2,298,255
Shares of beneficial interest outstanding	190,166
Net asset value and offering price per share outstanding	$ 12.09
Class R6
Net assets applicable to outstanding shares	$ 15,574,273
Shares of beneficial interest outstanding	1,083,965
Net asset value and offering price per share outstanding	$ 14.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the year ended April 30, 2021
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 11,108,091
Securities lending	436
Dividends-affiliated	310
Interest	43
Other	452
Total income	11,109,332
Expenses
Manager (See Note 3)	3,126,554
Transfer agent (See Note 3)	1,315,341
Distribution/Service—Class A (See Note 3)	382,274
Distribution/Service—Investor Class (See Note 3)	353
Distribution/Service—Class C (See Note 3)	163,716
Distribution/Service—Class R3 (See Note 3)	11,535
Registration	164,585
Professional fees	144,208
Shareholder communication	56,047
Custodian	27,587
Trustees	11,030
Insurance	5,438
Shareholder service (See Note 3)	2,307
Miscellaneous	20,129
Total expenses before waiver/reimbursement	5,431,104
Expense waiver/reimbursement from Manager (See Note 3)	(1,273,062)
Net expenses	4,158,042
Net investment income (loss)	6,951,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	64,338,106
Foreign currency transactions	(20)
Net realized gain (loss)	64,338,086
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	73,792,672
Translation of other assets and liabilities in foreign currencies	18,783
Net change in unrealized appreciation (depreciation)	73,811,455
Net realized and unrealized gain (loss)	138,149,541
Net increase (decrease) in net assets resulting from operations	$145,100,831
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Real Estate Fund

Statements of Changes in Net Assets
for the year ended April 30, 2021, the period June 1, 2019 through April 30, 2020 (a) and the year ended May 31, 2019
	2021	2020 (a)	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 6,951,290	$ 7,084,131	$ 8,015,600
Net realized gain (loss)	64,338,086	(21,476,089)	77,720,621
Net change in unrealized appreciation (depreciation)	73,811,455	(119,436,877)	(34,171,729)
Net increase (decrease) in net assets resulting from operations	145,100,831	(133,828,835)	51,564,492
Distributions to shareholders:
Class A	(2,954,226)	(10,726,973)	(23,301,564)
Investor Class	(2,510)	(232)	—
Class C	(147,082)	(1,107,782)	(2,530,548)
Class I	(3,362,951)	(18,890,608)	(44,863,260)
Class O(b)	—	—	(548,382)
Class P3(c)	—	—	(676)
Class W(d)	—	(1,387,751)	(4,230,510)
Class R3(e)	(40,070)	(265,293)	(686,264)
Class R6	(444,082)	(9,536,377)	(17,279,132)
	(6,950,921)	(41,915,016)	(93,440,336)
Distributions to shareholders from return of capital:
Class A	(4,672,323)	(2,926,262)	—
Investor Class	(3,969)	—	—
Class C	(232,620)	(304,652)	—
Class I	(5,318,752)	(5,156,796)	—
Class W(d)	—	(383,611)	—
Class R3(e)	(63,373)	(72,878)	—
Class R6	(702,350)	(2,615,230)	—
	(10,993,387)	(11,459,429)	—
Total distributions to shareholders	(17,944,308)	(53,374,445)	(93,440,336)
Capital share transactions:
Net proceeds from sales of shares	43,632,468	70,022,959	90,734,349
Net asset value of shares issued in connection with the acquisition of Voya Global Real Estate Fund	—	376,491,739	—
	2021	2020 (a)	2019
Net asset value of shares issued to shareholder in reinvestment of distributions	$ 16,788,246	$ 50,822,483	$ 84,453,212
Cost of shares redeemed	(241,941,306)	(213,904,174)	(311,372,429)
Increase (decrease) in net assets derived from capital share transactions	(181,520,592)	283,433,007	(136,184,868)
Net increase (decrease) in net assets	(54,364,069)	96,229,727	(178,060,712)
Net Assets
Beginning of period	462,521,143	366,291,416	544,352,128
End of period	$ 408,157,074	$ 462,521,143	$ 366,291,416

(a)	The Fund changed its fiscal year end from May 31 to April 30.
(b)	Class O converted to Class A on November 22, 2019.
(c)	Class P3 liquidated on November 22, 2019.
(d)	Class W converted to Class I on February 21, 2020.
(e)	Prior to February 24, 2020, known as Class R.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class A	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 8.97	$ 12.32	$ 14.43	$ 17.81	$ 19.40	$ 19.25
Net investment income (loss)	0.16(a)	0.18(a)	0.21(a)	0.28(a)	0.19(a)	0.34
Net realized and unrealized gain (loss) on investments	3.59	(1.52)	1.29	(0.07)	(0.26)	1.36
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.00)‡	—	—	—	—
Total from investment operations	3.75	(1.34)	1.50	0.21	(0.07)	1.70
Less distributions:
From net investment income	(0.20)	(0.26)	(0.21)	(0.28)	(0.27)	(0.41)
From net realized gain on investments	—	(1.32)	(3.40)	(3.31)	(1.25)	(1.14)
Return of capital	(0.32)	(0.43)	—	—	—	—
Total distributions	(0.52)	(2.01)	(3.61)	(3.59)	(1.52)	(1.55)
Net asset value at end of period	$ 12.20	$ 8.97	$ 12.32	$ 14.43	$ 17.81	$ 19.40
Total investment return (b)	42.72%	(13.80)%	12.73%	0.23%	(0.36)%	9.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%	1.69%††	1.58%	1.69%	1.02%	1.75%
Net expenses	1.18% (c)	1.17%†† (c)(d)	1.24%	1.29%	1.27%	1.29%
Expenses (before waiver/reimbursement)	1.45% (c)	1.36%†† (c)(d)	1.31%	1.31%	1.27%	1.29%
Portfolio turnover rate	93%	88%	82%	102%	53%	37%
Net assets at end of period (in 000's)	$ 177,328	$ 149,970	$ 89,037	$ 81,475	$ 136,095	$ 188,970

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	February 24, 2020^ through April 30, 2020
Investor Class	2021
Net asset value at beginning of period	$ 8.97	$ 12.17
Net investment income (loss) (a)	0.15	(0.04)
Net realized and unrealized gain (loss) on investments	3.58	(3.10)
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.00	(0.00)
Total from investment operations	3.73	(3.14)
Less distributions:
From net investment income	(0.20)	(0.06)
Return of capital	(0.31)	—
Total distributions	(0.51)	—
Net asset value at end of period	$ 12.19	$ 8.97
Total investment return (b)	42.41%	(25.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%	(2.55)%††
Net expenses (c)	1.26%	1.35%††
Expenses (before waiver/reimbursement) (c)	1.34%	1.56%††
Portfolio turnover rate	93%	88%
Net assets at end of period (in 000’s)	$ 157	$ 103

^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class C	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 9.96	$ 13.47	$ 15.44	$ 18.80	$ 20.38	$ 20.14
Net investment income (loss)	0.07(a)	0.11(a)	0.11	0.16(a)	0.05(a)	0.18
Net realized and unrealized gain (loss) on investments	4.02	(1.71)	1.42	(0.08)	(0.28)	1.46
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.00)‡	—	—	—	—
Total from investment operations	4.09	(1.60)	1.53	0.08	(0.23)	1.64
Less distributions:
From net investment income	(0.15)	(0.18)	(0.10)	(0.13)	(0.10)	(0.26)
From net realized gain on investments	—	(1.32)	(3.40)	(3.31)	(1.25)	(1.14)
Return of capital	(0.24)	(0.41)	—	—	—	—
Total distributions	(0.39)	(1.91)	(3.50)	(3.44)	(1.35)	(1.40)
Net asset value at end of period	$ 13.66	$ 9.96	$ 13.47	$ 15.44	$ 18.80	$ 20.38
Total investment return (b)	41.65%	(14.44)%	11.90%	(0.50)%	(1.10)%	8.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%	1.00%††	0.85%	0.90%	0.27%	0.89%
Net expenses	1.93% (c)	1.92%†† (c)(d)	1.99%	2.04%	2.02%	2.04%
Expenses (before waiver/reimbursement)	2.09% (c)	2.13%†† (c)(d)	2.06%	2.06%	2.02%	2.04%
Portfolio turnover rate	93%	88%	82%	102%	53%	37%
Net assets at end of period (in 000's)	$ 10,202	$ 20,942	$ 11,216	$ 13,449	$ 22,084	$ 29,550

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class I	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 10.49	$ 14.08	$ 15.99	$ 19.36	$ 20.95	$ 20.67
Net investment income (loss)	0.22(a)	0.24(a)	0.30(a)	0.37(a)	0.28(a)	0.41
Net realized and unrealized gain (loss) on investments	4.22	(1.79)	1.45	(0.09)	(0.28)	1.49
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.00)‡	—	—	—	—
Total from investment operations	4.44	(1.55)	1.75	0.28	—	1.90
Less distributions:
From net investment income	(0.22)	(0.28)	(0.26)	(0.34)	(0.34)	(0.48)
From net realized gain on investments	—	(1.32)	(3.40)	(3.31)	(1.25)	(1.14)
Return of capital	(0.34)	(0.44)	—	—	—	—
Total distributions	(0.56)	(2.04)	(3.66)	(3.65)	(1.59)	(1.62)
Net asset value at end of period	$ 14.37	$ 10.49	$ 14.08	$ 15.99	$ 19.36	$ 20.95
Total investment return (b)	43.19%	(13.54)%	13.08%	0.63%	0.04%	9.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.01%††	1.95%	2.02%	1.37%	1.97%
Net expenses	0.83% (c)	0.84%†† (c)(d)	0.91%	0.91%	0.90%	0.90%
Expenses (before waiver/reimbursement)	1.20% (c)	1.04%†† (c)(d)	0.97%	0.92%	0.90%	0.90%
Portfolio turnover rate	93%	88%	82%	102%	53%	37%
Net assets at end of period (in 000's)	$ 202,597	$ 232,730	$ 166,056	$ 311,814	$ 723,538	$ 1,003,433

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R3	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 8.89	$ 12.23	$ 14.35	$ 17.73	$ 19.33	$ 19.19
Net investment income (loss)	0.11(a)	0.15(a)	0.18	0.23(a)	0.15	0.30(a)
Net realized and unrealized gain (loss) on investments	3.59	(1.51)	1.28	(0.06)	(0.27)	1.35
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.00)‡	—	—	—	—
Total from investment operations	3.70	(1.36)	1.46	0.17	(0.12)	1.65
Less distributions:
From net investment income	(0.19)	(0.23)	(0.18)	(0.24)	(0.23)	(0.37)
From net realized gain on investments	—	(1.32)	(3.40)	(3.31)	(1.25)	(1.14)
Return of capital	(0.31)	(0.43)	—	—	—	—
Total distributions	(0.50)	(1.98)	(3.58)	(3.55)	(1.48)	(1.51)
Net asset value at end of period	$ 12.09	$ 8.89	$ 12.23	$ 14.35	$ 17.73	$ 19.33
Total investment return (b)	42.47%	(14.04)%	12.43%	—%	(0.63)%	9.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14%	1.42%††	1.36%	1.43%	0.77%	1.59%
Net expenses	1.43% (c)	1.42%†† (c)(d)	1.49%	1.54%	1.52%	1.54%
Expenses (before waiver/reimbursement)	1.80% (c)	1.61%†† (c)(d)	1.56%	1.56%	1.52%	1.54%
Portfolio turnover rate	93%	88%	82%	102%	53%	37%
Net assets at end of period (in 000's)	$ 2,298	$ 2,527	$ 2,454	$ 2,965	$ 4,448	$ 4,353

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R6	2021		2019	2018	2017	2016
Net asset value at beginning of period	$ 10.49	$ 14.09	$ 15.99	$ 19.36	$ 20.96	$ 20.67
Net investment income (loss)	0.09(a)	0.26(a)	0.32	0.37(a)	0.30(a)	0.42
Net realized and unrealized gain (loss) on investments	4.36	(1.80)	1.45	(0.08)	(0.30)	1.51
Net realized and unrealized gain (loss) on foreign currency transactions	0.00‡	(0.00)‡	—	—	—	—
Total from investment operations	4.45	(1.54)	1.77	0.29	0.00‡	1.93
Less distributions:
From net investment income	(0.22)	(0.30)	(0.27)	(0.35)	(0.35)	(0.50)
From net realized gain on investments	—	(1.32)	(3.40)	(3.31)	(1.25)	(1.14)
Return of capital	(0.35)	(0.44)	—	—	—	—
Total distributions	(0.57)	(2.06)	(3.67)	(3.66)	(1.60)	(1.64)
Net asset value at end of period	$ 14.37	$ 10.49	$ 14.09	$ 15.99	$ 19.36	$ 20.96
Total investment return (b)	43.35%	(13.53)%	13.24%	0.69%	0.03%	9.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	2.06%††	2.05%	2.12%	1.47%	2.05%
Net expenses	0.74% (c)	0.76%†† (c)(d)	0.83%	0.86%	0.86%	1%
Expenses (before waiver/reimbursement)	0.84% (c)	0.88%†† (c)(d)	0.89%	0.86%	0.86%	0.85%
Portfolio turnover rate	93%	88%	82%	102%	53%	37%
Net assets at end of period (in 000's)	$ 15,574	$ 56,250	$ 79,327	$ 79,646	$ 42,574	$ 20,345

#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%. (See Note 6)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements June  29,  2021
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Real Estate Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The Fund is successor to the Voya Real Estate Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Voya Investments, LLC (“Voya”), an Arizona limited liability company served as investment adviser and CBRE Clarion Securities LLC (“CBRE Clarion” or the “Subadvisor”), served as subadvisor. The financial statements of the Fund reflect the historical results of corresponding shares of the Predecessor Fund through its reorganization on February 21, 2020. Upon the completion of reorganization, the Class A, Class C, Class I, Class R3 and Class R6 shares of the Fund assumed the performance, financial and other information of the Predecessor Fund. All information regarding and references to periods through February 21, 2020, refer to the Predecessor Fund.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 20, 2002
Investor Class	February 24, 2020
Class C	January 17, 2003
Class I	December 31, 1996
Class R3	February 24, 2020
Class R6	July 3, 2014
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions. See Note 9 for additional information. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from May 31 to April 30.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of

22	MainStay CBRE Real Estate Fund

which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the
23

Notes to Financial Statements June  29,  2021 (continued)
mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and

24	MainStay CBRE Real Estate Fund

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2021, the Fund did not have any portfolio securities on loan.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company (“State Street”).
(I) Real Estate Investments.  The Fund’s investments in the real estate sector have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. These risks include, among others, declines in the value of real estate, changes in local and general economic conditions, supply and demand, interest rates, changes in zoning laws, overbuilding, extended vacancies of properties, regulatory limitations on rents, losses due to environmental liabilities, property taxes and operating expenses. The Fund’s investments in real estate companies are particularly sensitive to economic downturns.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Clarion a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE Clarion, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.18%; Investor Class, 1.35%; Class C, 1.93%; Class I, 0.83%; Class R3, 1.43% and Class R6, 0.74%. This agreement will remain in effect until February 28, 2022, and shall renew automatically
25

Notes to Financial Statements June  29,  2021 (continued)
for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $3,126,554 and waived and/or reimbursed certain class specific expenses in the amount of $1,273,062 and paid the Subadvisor in the amount of $927,424.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the year ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:

Class R3	$ 2,307
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A shares during the year ended April 30, 2021, were $1,738.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the year ended April 30, 2021, of $10 and $302, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$534,264	$—
Investor Class	328	—
Class C	40,463	—
Class I	730,765	—
Class R3	8,075	—
Class R6	1,446	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which

26	MainStay CBRE Real Estate Fund

offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Investments in Affiliates (in 000’s).  During the year ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$ 1,483	$ 97,232	$ (96,293)	$ —	$ —	$ 2,422	$ —(a)	$ —	2,422

(a)	Less than $500.

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$272,349,769	$137,940,742	$(1,252,041)	$136,688,701
As of April 30, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$—	$(4,075,359)	$(88,515)	$136,697,937	$132,534,063
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to Swiss reclaim.
The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of April 30, 2021 were not affected.
Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(18,548,455)	$18,548,455
The reclassifications for the Fund are primarily due to merger-related tax adjustments.
As of April 30, 2021, for federal income tax purposes, capital loss carryforwards of $4,075,359 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$4,075,359	$—
The Fund utilized $44,015,849 of capital loss carryforwards during the year ended April 30, 2021.
During the year ended April 30, 2021, the period from June 1, 2019 through April 30, 2020(a) and the year ended May 31, 2019, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020 (a)	2019
Distributions paid from:
Ordinary Income	$ 6,950,921	$ 8,694,492	$ 7,797,337
Long-Term Capital Gains	—	33,220,524	109,707,907
Return of Capital	10,993,387	11,459,429	—
Total	$17,944,308	$53,374,445	$117,505,244

(a)	The Fund changed its fiscal year end from May 31 to April 30.
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $18,756 for the period May 1, 2020 through February 21, 2021.

27

Notes to Financial Statements June  29,  2021 (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $385,255 and $556,678, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the year ended April 30, 2021 and period ended April 30, 2020 and year ended May 31, 2019, were as follows:
Class A	Shares	Amount
Year ended April 30, 2021:
Shares sold	1,912,007	$ 19,807,123
Shares issued to shareholders in reinvestment of distributions	672,786	7,133,203
Shares redeemed	(4,784,088)	(48,087,615)
Net increase (decrease) in shares outstanding before conversion	(2,199,295)	(21,147,289)
Shares converted into Class A (See Note 1)	25,910	279,015
Shares converted from Class A (See Note 1)	(6,838)	(66,723)
Net increase (decrease)	(2,180,223)	$ (20,934,997)
Period ended April 30, 2020:(a)
Shares sold	1,279,592	$ 14,459,791
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	10,862,553	132,240,719
Shares issued to shareholders in reinvestment of distributions	1,170,854	12,886,821
Shares redeemed	(3,865,185)	(42,186,914)
Net increase (decrease) in shares outstanding before conversion	9,447,814	117,400,417
Shares converted into Class A (See Note 1)	76,971	986,054
Shares converted from Class A (See Note 1)	(28,491)	(250,924)
Net increase (decrease)	9,496,294	$ 118,135,547
Year ended May 31, 2019:
Shares sold	2,965,027	$ 40,136,779
Shares issued to shareholders in reinvestment of distributions	1,832,255	21,201,439
Shares redeemed	(3,217,267)	(42,408,705)
Net increase (decrease)	1,580,015	$ 18,929,513

Investor Class	Shares	Amount
Year ended April 30, 2021:
Shares sold	7,160	$ 73,066
Shares issued to shareholders in reinvestment of distributions	610	6,456
Shares redeemed	(3,999)	(40,668)
Net increase (decrease) in shares outstanding before conversion	3,771	38,854
Shares converted into Investor Class (See Note 1)	2,878	30,136
Shares converted from Investor Class (See Note 1)	(5,275)	(58,778)
Net increase (decrease)	1,374	$ 10,212
Period ended April 30, 2020:(b)
Shares sold	5,227	$ 55,122
Shares issued to shareholders in reinvestment of distributions	28	232
Net increase (decrease) in shares outstanding before conversion	5,255	55,354
Shares converted into Investor Class (See Note 1)	6,241	55,033
Net increase (decrease)	11,496	$ 110,387

28	MainStay CBRE Real Estate Fund

Class C	Shares	Amount
Year ended April 30, 2021:
Shares sold	13,736	$ 156,509
Shares issued to shareholders in reinvestment of distributions	30,443	355,098
Shares redeemed	(1,384,178)	(15,699,229)
Net increase (decrease) in shares outstanding before conversion	(1,339,999)	(15,187,622)
Shares converted from Class C (See Note 1)	(15,974)	(183,802)
Net increase (decrease)	(1,355,973)	$ (15,371,424)
Period ended April 30, 2020:(a)
Shares sold	53,330	$ 700,758
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	1,778,849	24,032,600
Shares issued to shareholders in reinvestment of distributions	91,984	1,119,154
Shares redeemed	(646,944)	(7,571,941)
Net increase (decrease) in shares outstanding before conversion	1,277,219	18,280,571
Shares converted from Class C (See Note 1)	(6,901)	(72,969)
Net increase (decrease)	1,270,318	$ 18,207,602
Year ended May 31, 2019:
Shares sold	150,093	$ 1,909,696
Shares issued to shareholders in reinvestment of distributions	162,526	2,050,944
Shares redeemed	(351,064)	(4,983,427)
Net increase (decrease)	(38,445)	$ (1,022,787)

Class I	Shares	Amount
Year ended April 30, 2021:
Shares sold	1,623,062	$ 18,603,965
Shares issued to shareholders in reinvestment of distributions	659,645	8,105,294
Shares redeemed	(10,376,512)	(120,614,824)
Net increase (decrease) in shares outstanding before conversion	(8,093,805)	(93,905,565)
Shares converted into Class I (See Note 1)	5,839	66,724
Net increase (decrease)	(8,087,966)	$ (93,838,841)
Period ended April 30, 2020:(a)
Shares sold	2,855,713	$ 38,263,825
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	14,928,722	212,295,388
Shares issued to shareholders in reinvestment of distributions	1,766,919	22,773,079
Shares redeemed	(10,196,442)	(126,175,668)
Net increase (decrease) in shares outstanding before conversion	9,354,912	147,156,624
Shares converted into Class I (See Note 1)	1,044,599	14,780,362
Net increase (decrease)	10,399,511	$ 161,936,986
Year ended May 31, 2019:
Shares sold	2,221,379	$ 32,219,821
Shares issued to shareholders in reinvestment of distributions	2,956,600	39,218,327
Shares redeemed	(12,890,706)	(199,210,519)
Net increase (decrease)	(7,712,727)	$(127,772,371)

Class O(c)	Shares	Amount
Period ended April 30, 2020:
Shares sold	574	$ 7,701
Shares issued to shareholders in reinvestment of distributions	901	11,489
Shares redeemed	(1,541)	(19,997)
Net increase (decrease) in shares outstanding before conversion	(66)	(807)
Shares converted from Class O (See Note 1)	(69,360)	(913,477)
Net increase (decrease)	(69,426)	$ (914,284)
Year ended May 31, 2019:
Shares sold	24,037	$ 359,109
Shares issued to shareholders in reinvestment of distributions	16,489	191,373
Shares redeemed	(1,979,386)	(27,747,247)
Net increase (decrease)	(1,938,860)	$ (27,196,765)

29

Notes to Financial Statements June  29,  2021 (continued)
Class P3(d)	Shares	Amount
Period ended April 30, 2020:
Shares sold	— ^	$ (3,282)
Shares issued to shareholders in reinvestment of distributions	1	(676)
Shares redeemed	(238)	— *
Net increase (decrease)	(237)	$ (3,958)
Year ended May 31, 2019:(e)
Shares sold	186	$ 3,000
Shares issued to shareholders in reinvestment of distributions	51	676
Net increase (decrease)	237	$ 3,676

Class W(f)	Shares	Amount
Period ended April 30, 2020:
Shares sold	104,784	$ 1,872,287
Shares issued to shareholders in reinvestment of distributions	106,712	1,769,915
Shares redeemed	(401,959)	(7,007,707)
Net increase (decrease) in shares outstanding before conversion	(190,463)	(3,365,505)
Shares converted into Class W (See Note 1)	(813,053)	(14,584,079)
Net increase (decrease)	(1,003,516)	$ (17,949,584)
Year ended May 31, 2019:
Shares sold	175,673	$ 3,030,565
Shares issued to shareholders in reinvestment of distributions	260,533	4,210,664
Shares redeemed	(819,733)	(14,017,042)
Net increase (decrease)	(383,527)	$ (6,775,813)

Class R3(g)	Shares	Amount
Year ended April 30, 2021:
Shares sold	37,067	$ 373,204
Shares issued to shareholders in reinvestment of distributions	8,854	92,818
Shares redeemed	(134,032)	(1,314,154)
Net increase (decrease) in shares outstanding before conversion	(88,111)	(848,132)
Shares converted from Class R3 (See Note 1)	(5,845)	(66,572)
Net increase (decrease)	(93,956)	$ (914,704)
Period ended April 30, 2020:(a)
Shares sold	52,424	$ 597,248
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	123,116	1,486,187
Shares issued to shareholders in reinvestment of distributions	20,361	223,752
Shares redeemed	(112,370)	(1,269,388)
Net increase (decrease)	83,531	$ 1,037,799
Year ended May 31, 2019:
Shares sold	94,242	$ 1,190,537
Shares issued to shareholders in reinvestment of distributions	30,817	355,082
Shares redeemed	(131,034)	(1,687,215)
Net increase (decrease)	(5,975)	$ (141,596)

30	MainStay CBRE Real Estate Fund

Class R6	Shares	Amount
Year ended April 30, 2021:
Shares sold	398,765	$ 4,618,601
Shares issued to shareholders in reinvestment of distributions	94,137	1,095,377
Shares redeemed	(4,771,047)	(56,184,816)
Net increase (decrease)	(4,278,145)	$ (50,470,838)
Period ended April 30, 2020:(a)
Shares sold	1,023,400	$ 14,069,509
Shares issued in connection with the acquisition of Voya Global Real Estate Fund	452,467	6,436,845
Shares issued to shareholders in reinvestment of distributions	924,406	12,038,717
Shares redeemed	(2,668,546)	(29,672,559)
Net increase (decrease)	(268,273)	$ 2,872,512
Year ended May 31, 2019:
Shares sold	813,449	$ 11,884,842
Shares issued to shareholders in reinvestment of distributions	1,300,167	17,224,707
Shares redeemed	(1,463,528)	(21,318,274)
Net increase (decrease)	650,088	$ 7,791,275

^	Less than one share.
*	Less than one dollar.
(a)	The Fund changed its fiscal year end from May 31 to April 30.
(b)	The Inception date of the Investor Class was February 24, 2020.
(c)	Class O converted to Class A on November 22, 2019.
(d)	Class P3 liquidated on November 22, 2019.
(e)	The inception date of the class was June 4, 2018.
(f)	Class W converted to Class I on February 21, 2020.
(g)	Prior to February 24, 2020, known as Class R.
Note 10–Fund Acquisition
At a special meeting held on February 6, 2020, the shareholders approved the Reorganization providing for the acquisition of the assets and liabilities of the Voya Global Real Estate Fund in exchange for shares of the Fund, followed by the complete liquidation of the Voya Global Real Estate Fund. The Reorganization was completed on February 21, 2020. The shareholders of Voya Global Real Estate Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on February 21, 2020.
Additionally, at a special meeting held on February 6, 2020, the shareholders approved the Reorganization providing for the acquisition of the assets and liabilities of the Voya Real Estate Fund in exchange for shares of the Fund, followed by the complete liquidation of the Voya Real Estate Fund. The Reorganization was completed on February 21, 2020. The shareholders of Voya Real Estate Fund received the same class of shares of the Fund in a tax-free transaction. The shares were issued at NAV on February 21, 2020.
As described in Note 1, the Fund is successor to the Voya Real Estate Fund, therefore the financial statements of the Fund reflect the historical results of the Predecessor Fund through its reorganization. As such, the acquisition of the Predecessor Fund is not reflected in the Statements of Changes in Net Assets and not presented in the chart below. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition of Voya Global Real Estate Fund. The aggregate net assets of the Fund immediately before the Reorganization were $348,527,828 and the combined net assets after the Reorganization were $725,019,567.
The chart below shows a summary of net assets, shares outstanding, net asset value per share outstanding and total distributable earnings (loss), before and after the Reorganization:
	Before Reorganization		After Reorganization
	Voya Global Real Estate Fund	MainStay CBRE Real Estate Fund	MainStay CBRE Real Estate Fund
Net Assets:
Class A	$132,240,719	$ 86,912,500	$219,153,219
Class C	24,032,600	8,188,352	32,220,952
Class I	164,108,502	145,142,140	309,250,642
Class R3*	1,486,187	2,116,508	3,602,695
Class R6	6,436,845	91,584,249	98,021,094
Class W**	48,186,886	14,584,079	62,770,965
Shares Outstanding:
Class A	9,990,267	7,139,167	18,001,720
Class C	2,489,035	606,085	2,384,934
Class I	12,426,651	10,206,418	21,746,614
Class R3*	113,055	175,332	298,448
Class R6	487,598	6,437,756	6,890,223
Class W**	3,634,262	813,054	4,414,087
Net Asset Value Per Share Outstanding:
Class A	$ 13.24	$ 12.17	$ 12.17
Class C	$ 9.66	$ 13.51	$ 13.51
Class I	$ 13.21	$ 14.22	$ 14.22
Class R3*	$ 13.15	$ 12.07	$ 12.07
Class R6	$ 13.20	$ 14.23	$ 14.23
Class W**	$ 13.26	$ 17.94	$ 14.22
Total distributable earnings (loss)	$ 74,730,316	$127,231,327	$201,764,866

*	Prior to February 24, 2020, known as Class R.
**	Class W converted to Class I on February 21, 2020.
Assuming the Reorganization had been completed on May 1, 2019, the beginning of the annual reporting period of the Fund, the Fund’s pro
31

Notes to Financial Statements June  29,  2021 (continued)
forma results of operations for the year ended April 30, 2020, are as follows (Unaudited):
Net investment income (loss)	$ 9,786,523
Net realized and unrealized gain (loss)	(1,586,749)
Net change in net assets resulting from operations	$ 8,199,774
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Voya Global Real Estate Fund that have been included in the Fund’s Statement of Operations since February 21, 2020.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Voya Global Real Estate Fund, in the amount of $299,158,351 was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Note 11–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 12–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 13–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay CBRE Real Estate Fund

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay CBRE Real Estate Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended April 30, 2021, the period June 1, 2019 through April 30, 2020, and the year ended May 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the year ended April 30, 2021, the period June 1, 2019 through April 30, 2020, and each of the years or periods in the four year period ended May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for the year ended April 30, 2021, the period June 1, 2019 through April 30, 2020, and the year ended May 31, 2019, and the financial highlights for the year ended April 30, 2021, the period June 1, 2019 through April 30, 2020, and each of the years or periods in the four year period ended May 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2021
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay CBRE Real Estate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and CBRE Clarion Securities LLC (“CBRE”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and CBRE in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or CBRE that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and CBRE in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and CBRE personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and CBRE; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and CBRE; (iii) the costs of the services provided, and profits realized, by New York Life Investments and CBRE from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and CBRE. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and CBRE resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

34	MainStay CBRE Real Estate Fund

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and CBRE
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of CBRE, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of CBRE and ongoing analysis of, and interactions with, CBRE with respect to, among other things, the Fund’s investment performance and risks as well as CBRE’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that CBRE provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated CBRE’s experience in serving as subadvisor to the Fund and advising other portfolios and CBRE’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at CBRE and New York Life Investments’ and CBRE’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and CBRE and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed CBRE’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and CBRE to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to CBRE as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or CBRE had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and CBRE
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates and CBRE due to their relationships with the Fund. The Board considered that CBRE’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that this fee is paid by New York Life Investments, not the Fund, and the relevance of CBRE’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and CBRE and profits realized by New York Life Investments and its affiliates and CBRE, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and CBRE and acknowledged that New York Life Investments and CBRE must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and CBRE to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to CBRE from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to CBRE in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between CBRE and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the

36	MainStay CBRE Real Estate Fund

profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive. With respect to CBRE, the Board considered that any profits realized by CBRE due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and CBRE, acknowledging that any such profits are based on the subadvisory fee paid to CBRE by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to CBRE is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and CBRE on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision,
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay CBRE Real Estate Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2021.
Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay CBRE Real Estate Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	76	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	76	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts:
				Trustee since 2005 (4 portfolios)
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); Partners in Health: Trustee since 2019;
				Allstate Corporation: Director since 2015; and MSCI Inc.: Director since 2017
Independent Trustees
42	MainStay CBRE Real Estate Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds and MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since 2020; Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay CBRE Real Estate Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1856716MS071-21	MSCBRE11-06/21
(NYLIM) NL480

MainStay Asset Allocation Funds

Message from the President and Semiannual Report
Unaudited  |  April 30, 2021
MainStay Conservative Allocation Fund
MainStay Moderate Allocation Fund
MainStay Growth Allocation Fund
MainStay Equity Allocation Fund

Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
With the approval of COVID-19 vaccines and the passage of relief packages by the U.S. Congress, economic prospects improved during the reporting period, and investor risk appetite increased, benefiting both equities and fixed-income markets. Despite some volatility stemming from a sell-off in longer-dated Treasury securities, the stock market and higher-risk segments of the fixed-income market posted gains for the six months ended April 30, 2021.
By the beginning of the reporting period, the economy had made tremendous progress from the second quarter of 2020, when economic activity plunged. But uncertainty about when vaccines would be available and how quickly they could be administered left investors unsure about the economic outlook.
With the approval of several vaccines in November, the outlook brightened and investors became less risk-averse. Anticipating the likely end of the pandemic and a continuation of the economic recovery, they began to see opportunities in investment-grade and high-yield bonds and more cyclical segments of the stock market. The $900 billion relief and stimulus package passed in December provided further assurance.
In January, the Federal Reserve opted to leave interest rates unchanged, pointing to some uncertainty about the pace of the global recovery. Officials also noted that inflation remained low, citing oil prices in particular.
In March, President Biden signed the $1.9 billion American Rescue Plan, which, among other provisions, called for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with the Federal Reserve’s new tolerance for inflation and an anticipated $2 trillion infrastructure spending bill, added to growing concerns about higher prices. Supply shortages in some markets caused some prices to soar, heightening concerns further.
In fixed-income markets, an improving economic outlook and rising inflation expectations led to a sell-off in longer-term Treasuries, with the result that the yield on the 10-year note rose sharply, particularly in February and March. Investment grade corporate bonds were also affected. Early in the reporting period, they performed well as investors shifted out of Treasuries, but as the reporting period progressed, they faltered. Longer-dated securities issued in recent years at historically low interest rates became especially unattractive.
High-yield bonds remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Municipal bonds produced modest gains, and although the sell-off in Treasuries produced some volatility early in 2021, stronger-than-expected tax revenues, $350 billion in financial support from the federal government, and the possibility of an increase in federal income tax rates appeared to buoy the market late in the reporting period.
Inflation concerns and volatility in the Treasury market led to a shift in equities markets. Although the S&P 500® Index, a widely followed measure of U.S. equities, posted double-digit gains and hit a record high, the rise of Treasury yields disrupted valuations, especially those of growth stocks. Technology companies that saw their valuations soar amid the work-from-home trend in 2020 suffered large declines.
But the fiscal stimulus and continued accommodation from the Federal Reserve gave investors confidence the economic recovery would continue. Combined with the sky-high valuations in technology and growth stocks, this increased the appeal of more cyclical and value-oriented shares. As a result, value stocks outperformed growth stocks during the reporting period.
Reflecting the shift in investor sentiment, the performance of S&P 500® Index sectors varied widely. While the information technology sector kept up with the broader market, it lagged cyclical sectors such as energy and financials, which led the way. The shift was further reflected in the performance of small-cap stocks, which outperformed large caps. While developed markets kept pace with the U.S. market, lagging economic and pandemic recoveries appeared to weigh on emerging markets late in the reporting period.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	8.41%	16.38%	5.78%	5.30%	0.97%
		Excluding sales charges		11.76	19.98	6.98	5.90	0.97
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	8.83	16.08	5.61	5.13	1.21
		Excluding sales charges		11.62	19.67	6.81	5.72	1.21
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	6.23	13.78	5.69	4.94	1.96
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		11.23	18.78	6.01	4.94	1.96
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	10.23	17.88	6.03	4.95	1.96
	if Redeemed Within One Year of Purchase	Excluding sales charges		11.23	18.88	6.03	4.95	1.96
Class I Shares	No Sales Charge		4/4/2005	11.87	20.25	7.27	6.17	0.72
Class R2 Shares	No Sales Charge		6/14/2019	11.65	19.83	10.76	N/A	1.07
Class R3 Shares	No Sales Charge		2/29/2016	11.53	19.45	6.61	7.42	1.32
SIMPLE Class Shares	No Sales Charge		8/31/2020	11.49	8.39	N/A	N/A	1.46

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Conservative Allocation Composite Index[4]	9.91	16.07	8.16	7.09
Morningstar Allocation - 30% to 50% Equity Category Average[5]	13.15	21.61	6.94	5.18

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 15% to 30% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,117.60	$1.94	$1,022.96	$1.86	0.37%
Investor Class Shares	$1,000.00	$1,116.20	$2.89	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,112.30	$6.81	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,112.30	$6.81	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,118.70	$0.63	$1,024.20	$0.60	0.12%
Class R2 Shares	$1,000.00	$1,116.50	$2.47	$1,022.46	$2.36	0.47%
Class R3 Shares	$1,000.00	$1,115.30	$3.78	$1,021.22	$3.61	0.72%
SIMPLE Class Shares	$1,000.00	$1,114.90	$4.20	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	36.8%
Fixed Income Funds	55.8
Short-Term Investments	7.2
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Conservative Allocation Fund returned 11.87%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 9.91% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 13.15% return of the Morningstar Allocation—30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance slightly trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small, and high-quality debt over debt issued by less creditworthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
9

increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and MainStay Epoch International Choice Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from the Fund’s absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn
10	MainStay Conservative Allocation Fund

implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes as we believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.6%
Equity Funds 36.8%
IQ 50 Percent Hedged FTSE International ETF	411,401	$ 10,009,386
IQ 500 International ETF	263,499	8,554,785
IQ Candriam ESG International Equity ETF	294,959	8,614,396
IQ Candriam ESG U.S. Equity ETF	448,520	15,941,881
IQ Chaikin U.S. Large Cap ETF	350,165	11,378,927
IQ Chaikin U.S. Small Cap ETF (a)	312,485	10,948,693
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	558,403	7,527,327
MainStay Epoch Capital Growth Fund Class I	117,240	1,822,209
MainStay Epoch International Choice Fund Class I	123,621	5,125,792
MainStay Epoch U.S. Equity Yield Fund Class R6	551,207	10,471,999
MainStay MacKay International Equity Fund Class R6	203,894	4,510,705
MainStay MacKay S&P 500 Index Fund Class I	332,850	18,321,216
MainStay Winslow Large Cap Growth Fund Class R6	1,295,388	18,891,033
Mainstay WMC Enduring Capital Fund Class R6	409,495	13,535,977
Mainstay WMC Growth Fund Class R6	188,403	9,948,334
Mainstay WMC International Research Equity Fund Class I	626,143	4,997,310
Mainstay WMC Small Companies Fund Class I	321,950	10,932,734
Mainstay WMC Value Fund Class R6	222,619	12,044,555
Total Equity Funds (Cost $128,776,791)		183,577,259
	Shares	Value

Fixed Income Funds 55.8%
IQ S&P High Yield Low Volatility Bond ETF	197,955	$ 4,952,834
MainStay Floating Rate Fund Class R6	2,438,341	22,254,495
MainStay MacKay Short Duration High Yield Fund Class I	4,045,385	39,878,597
MainStay MacKay Total Return Bond Fund Class R6 (a)	18,774,378	209,172,860
MainStay Short Term Bond Fund Class I	251,681	2,481,924
Total Fixed Income Funds (Cost $271,914,249)		278,740,710
Total Affiliated Investment Companies (Cost $400,691,040)		462,317,969
Short-Term Investment 7.2%
Affiliated Investment Company 7.2%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	35,755,540	35,755,540
Total Short-Term Investment (Cost $35,755,540)	7.2%	35,755,540
Total Investments (Cost $436,446,580)	99.8%	498,073,509
Other Assets, Less Liabilities	0.2	1,002,148
Net Assets	100.0%	$ 499,075,657

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,720	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(3,887)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	12,583	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	4,963	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(7,350)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(9,983)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	10,634	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(11,624)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	18,815	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Conservative Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	7,599	$ —
						$ —

1.	As of April 30, 2021, cash in the amount $1,352,122 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 183,577,259	$ —	$ —	$ 183,577,259
Fixed Income Funds	278,740,710	—	—	278,740,710
Total Affiliated Investment Companies	462,317,969	—	—	462,317,969
Short-Term Investment
Affiliated Investment Company	35,755,540	—	—	35,755,540
Total Investments in Securities	$ 498,073,509	$ —	$ —	$ 498,073,509

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $436,446,580)	$498,073,509
Cash collateral on deposit at broker for swap contracts	1,352,122
Receivables:
Fund shares sold	375,047
Dividends and interest	51,533
Manager (See Note 3)	4,142
Other assets	78,583
Total assets	499,934,936
Liabilities
Due to custodian	348,852
Payables:
Fund shares redeemed	135,539
NYLIFE Distributors (See Note 3)	128,931
Transfer agent (See Note 3)	85,105
Investment securities purchased	51,207
Shareholder communication	46,633
Professional fees	37,900
Dividends and interest on OTC swaps contracts	21,872
Custodian	1,279
Accrued expenses	1,961
Total liabilities	859,279
Net assets	$499,075,657
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 38,007
Additional paid-in-capital	420,677,769
420,715,776
Total distributable earnings (loss)	78,359,881
Net assets	$499,075,657
Class A
Net assets applicable to outstanding shares	$399,189,739
Shares of beneficial interest outstanding	30,360,090
Net asset value per share outstanding	$ 13.15
Maximum sales charge (3.00% of offering price)	0.41
Maximum offering price per share outstanding	$ 13.56
Investor Class
Net assets applicable to outstanding shares	$ 43,474,848
Shares of beneficial interest outstanding	3,308,263
Net asset value per share outstanding	$ 13.14
Maximum sales charge (2.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 13.48
Class B
Net assets applicable to outstanding shares	$ 13,307,597
Shares of beneficial interest outstanding	1,028,213
Net asset value and offering price per share outstanding	$ 12.94
Class C
Net assets applicable to outstanding shares	$ 31,985,803
Shares of beneficial interest outstanding	2,472,120
Net asset value and offering price per share outstanding	$ 12.94
Class I
Net assets applicable to outstanding shares	$ 8,994,144
Shares of beneficial interest outstanding	676,299
Net asset value and offering price per share outstanding	$ 13.30
Class R2
Net assets applicable to outstanding shares	$ 127,371
Shares of beneficial interest outstanding	9,692
Net asset value and offering price per share outstanding	$ 13.14
Class R3
Net assets applicable to outstanding shares	$ 1,847,103
Shares of beneficial interest outstanding	141,073
Net asset value and offering price per share outstanding	$ 13.09
SIMPLE Class
Net assets applicable to outstanding shares	$ 149,052
Shares of beneficial interest outstanding	11,351
Net asset value and offering price per share outstanding	$ 13.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Conservative Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 5,191,879
Interest	1,311
Total income	5,193,190
Expenses
Distribution/Service—Class A (See Note 3)	478,765
Distribution/Service—Investor Class (See Note 3)	53,736
Distribution/Service—Class B (See Note 3)	66,717
Distribution/Service—Class C (See Note 3)	181,300
Distribution/Service—Class R2 (See Note 3)	148
Distribution/Service—Class R3 (See Note 3)	3,348
Distribution/Service—SIMPLE Class (See Note 3)	219
Transfer agent (See Note 3)	227,546
Registration	62,929
Shareholder communication	34,522
Professional fees	30,886
Custodian	22,801
Trustees	5,148
Insurance	2,295
Shareholder service (See Note 3)	729
Miscellaneous	8,509
Total expenses before waiver/reimbursement	1,179,598
Expense waiver/reimbursement from Manager (See Note 3)	(26,496)
Net expenses	1,153,102
Net investment income (loss)	4,040,088
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	8,763,967
Realized capital gain distributions from affiliated investment companies	10,426,113
Swap transactions	347,669
Net realized gain (loss)	19,537,749
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	29,454,112
Net realized and unrealized gain (loss)	48,991,861
Net increase (decrease) in net assets resulting from operations	$53,031,949
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,040,088	$ 8,942,738
Net realized gain (loss)	19,537,749	16,918,778
Net change in unrealized appreciation (depreciation)	29,454,112	(4,337,001)
Net increase (decrease) in net assets resulting from operations	53,031,949	21,524,515
Distributions to shareholders:
Class A	(14,655,499)	(8,953,768)
Investor Class	(1,594,670)	(1,083,776)
Class B	(480,602)	(309,853)
Class C	(1,361,368)	(821,143)
Class I	(331,487)	(251,310)
Class R2	(4,447)	(2,596)
Class R3	(48,907)	(21,331)
SIMPLE Class	(3,063)	—
Total distributions to shareholders	(18,480,043)	(11,443,777)
Capital share transactions:
Net proceeds from sales of shares	29,604,407	69,586,971
Net asset value of shares issued to shareholder in reinvestment of distributions	18,296,270	11,288,137
Cost of shares redeemed	(39,606,691)	(85,507,617)
Increase (decrease) in net assets derived from capital share transactions	8,293,986	(4,632,509)
Net increase (decrease) in net assets	42,845,892	5,448,229
Net Assets
Beginning of period	456,229,765	450,781,536
End of period	$499,075,657	$456,229,765
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.23	$ 11.96	$ 11.69	$ 12.51	$ 11.60	$ 11.81
Net investment income (loss) (a)	0.11	0.25	0.24	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	1.31	0.33	0.69	(0.55)	0.95	0.01
Total from investment operations	1.42	0.58	0.93	(0.33)	1.17	0.24
Less distributions:
From net investment income	(0.13)	(0.26)	(0.28)	(0.25)	(0.23)	(0.25)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.50)	(0.31)	(0.66)	(0.49)	(0.26)	(0.45)
Net asset value at end of period	$ 13.15	$ 12.23	$ 11.96	$ 11.69	$ 12.51	$ 11.60
Total investment return (b)	11.76%	5.00%	8.54%	(2.73)%	10.36%	2.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%††	2.10%	2.11%	1.77%	1.83%	1.99%
Net expenses (c)	0.37%††	0.37%	0.38%	0.36%	0.36%	0.36%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 399,190	$ 355,167	$ 334,242	$ 299,016	$ 314,722	$ 253,377

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.23	$ 11.97	$ 11.69	$ 12.51	$ 11.59	$ 11.81
Net investment income (loss) (a)	0.10	0.23	0.22	0.20	0.20	0.21
Net realized and unrealized gain (loss) on investments	1.31	0.33	0.70	(0.54)	0.96	0.01
Total from investment operations	1.41	0.56	0.92	(0.34)	1.16	0.22
Less distributions:
From net investment income	(0.13)	(0.25)	(0.26)	(0.24)	(0.21)	(0.24)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.50)	(0.30)	(0.64)	(0.48)	(0.24)	(0.44)
Net asset value at end of period	$ 13.14	$ 12.23	$ 11.97	$ 11.69	$ 12.51	$ 11.59
Total investment return (b)	11.62%	4.80%	8.43%	(2.88)%	10.18%	1.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%	1.93%	1.92%	1.60%	1.63%	1.85%
Net expenses (c)	0.55%††	0.55%	0.55%	0.51%	0.51%	0.50%
Expenses (before waiver/reimbursement) (c)	0.61%††	0.61%	0.59%	0.54%	0.51%	0.50%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 43,475	$ 41,762	$ 44,934	$ 37,828	$ 37,533	$ 74,166

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.07	$ 11.84	$ 11.64	$ 12.46	$ 11.55	$ 11.76
Net investment income (loss) (a)	0.05	0.15	0.14	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.29	0.31	0.69	(0.55)	0.95	0.01
Total from investment operations	1.34	0.46	0.83	(0.44)	1.06	0.14
Less distributions:
From net investment income	(0.10)	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.47)	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)
Net asset value at end of period	$ 12.94	$ 12.07	$ 11.84	$ 11.64	$ 12.46	$ 11.55
Total investment return (b)	11.23%	3.99%	7.61%	(3.63)%	9.30%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%††	1.23%	1.22%	0.89%	0.95%	1.11%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.27%	1.25%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.36%	1.34%	1.29%	1.27%	1.25%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 13,308	$ 13,236	$ 17,273	$ 21,988	$ 29,807	$ 32,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.07	$ 11.84	$ 11.64	$ 12.45	$ 11.54	$ 11.76
Net investment income (loss) (a)	0.05	0.14	0.14	0.11	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.29	0.32	0.69	(0.54)	0.95	0.00‡
Total from investment operations	1.34	0.46	0.83	(0.43)	1.06	0.13
Less distributions:
From net investment income	(0.10)	(0.18)	(0.25)	(0.14)	(0.12)	(0.15)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.47)	(0.23)	(0.63)	(0.38)	(0.15)	(0.35)
Net asset value at end of period	$ 12.94	$ 12.07	$ 11.84	$ 11.64	$ 12.45	$ 11.54
Total investment return (b)	11.23%	3.99%	7.61%	(3.56)%	9.31%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	1.21%	1.24%	0.89%	0.93%	1.10%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.27%	1.25%
Expenses (before waiver/reimbursement) (c)	1.36%††	1.36%	1.34%	1.29%	1.27%	1.25%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 31,986	$ 36,802	$ 44,222	$ 57,482	$ 74,457	$ 75,946

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 12.36	$ 12.08	$ 11.80	$ 12.61	$ 11.69	$ 11.90
Net investment income (loss) (a)	0.13	0.29	0.28	0.26	0.25	0.26
Net realized and unrealized gain (loss) on investments	1.32	0.33	0.69	(0.54)	0.96	0.01
Total from investment operations	1.45	0.62	0.97	(0.28)	1.21	0.27
Less distributions:
From net investment income	(0.14)	(0.29)	(0.31)	(0.29)	(0.26)	(0.28)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	(0.20)
Total distributions	(0.51)	(0.34)	(0.69)	(0.53)	(0.29)	(0.48)
Net asset value at end of period	$ 13.30	$ 12.36	$ 12.08	$ 11.80	$ 12.61	$ 11.69
Total investment return (b)	11.87%	5.30%	8.91%	(2.38)% (c)	10.54%	2.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04%††	2.40%	2.38%	2.12%	2.05%	2.28%
Net expenses (d)	0.12%††	0.12%	0.13%	0.11%	0.12%	0.11%
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 8,994	$ 7,878	$ 9,272	$ 8,036	$ 12,532	$ 12,224

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 12.23	$ 11.96	$ 11.61
Net investment income (loss) (a)	0.11	0.24	0.08
Net realized and unrealized gain (loss) on investments	1.30	0.34	0.32
Total from investment operations	1.41	0.58	0.40
Less distributions:
From net investment income	(0.13)	(0.26)	(0.05)
From net realized gain on investments	(0.37)	(0.05)	—
Total distributions	(0.50)	(0.31)	(0.05)
Net asset value at end of period	$ 13.14	$ 12.23	$ 11.96
Total investment return (b)	11.65%	4.93%	3.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.67%††	2.00%	1.83%††
Net expenses (c)	0.47%††	0.47%	0.49%††
Portfolio turnover rate	10%	70%	46%
Net assets at end of period (in 000’s)	$ 127	$ 109	$ 100

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 12.19	$ 11.94	$ 11.67	$ 12.50	$ 11.58	$ 10.88
Net investment income (loss) (a)	0.09	0.20	0.19	0.15	0.18	0.10
Net realized and unrealized gain (loss) on investments	1.30	0.34	0.70	(0.52)	0.96	0.72
Total from investment operations	1.39	0.54	0.89	(0.37)	1.14	0.82
Less distributions:
From net investment income	(0.12)	(0.24)	(0.24)	(0.22)	(0.19)	(0.12)
From net realized gain on investments	(0.37)	(0.05)	(0.38)	(0.24)	(0.03)	—
Total distributions	(0.49)	(0.29)	(0.62)	(0.46)	(0.22)	(0.12)
Net asset value at end of period	$ 13.09	$ 12.19	$ 11.94	$ 11.67	$ 12.50	$ 11.58
Total investment return (b)	11.53%	4.59%	8.20%	(3.06)%	9.98%	7.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%††	1.66%	1.68%	1.25%	1.46%	1.34%††
Net expenses (c)	0.72%††	0.73%	0.73%	0.71%	0.71%	0.71%††
Portfolio turnover rate	10%	70%	46%	59%	36%	44%
Net assets at end of period (in 000’s)	$ 1,847	$ 1,249	$ 739	$ 442	$ 62	$ 56

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Conservative Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 12.23	$ 12.58
Net investment income (loss) (a)	0.09	0.03
Net realized and unrealized gain (loss) on investments	1.30	(0.38)
Total from investment operations	1.39	(0.35)
Less distributions:
From net investment income	(0.12)	—
From net realized gain on investments	(0.37)	—
Total distributions	(0.49)	—
Net asset value at end of period	$ 13.13	$ 12.23
Total investment return (b)	11.49%	(2.78)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	1.25%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.86%††	0.88%††
Portfolio turnover rate	10%	70%
Net assets at end of period (in 000’s)	$ 149	$ 27

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay Moderate Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
* Previously, the chart presented the Fund’s annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	14.38%	24.91%	7.92%	6.78%	1.00%
		Excluding sales charges		17.92	28.77	9.15	7.39	1.00
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	14.84	24.65	7.73	6.59	1.30
		Excluding sales charges		17.78	28.51	8.95	7.19	1.30
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	12.29	22.51	7.84	6.40	2.05
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		17.29	27.51	8.13	6.40	2.05
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	16.30	26.51	8.15	6.40	2.05
	if Redeemed Within One Year of Purchase	Excluding sales charges		17.30	27.51	8.15	6.40	2.05
Class I Shares	No Sales Charge		4/4/2005	18.04	29.01	9.42	7.65	0.75
Class R2 Shares	No Sales Charge		6/14/2019	17.82	28.56	14.19	N/A	1.10
Class R3 Shares	No Sales Charge		2/29/2016	17.67	28.32	8.79	9.75	1.35
SIMPLE Class Shares	No Sales Charge		8/31/2020	17.59	13.12	N/A	N/A	1.55

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Moderate Allocation Composite Index[4]	15.98	25.00	10.59	8.81
Morningstar Allocation - 50% to 70% Equity Category Average[5]	20.03	30.67	9.84	7.46

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Prior to February 28, 2014, the Moderate Allocation Composite Index consisted of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10%, and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,179.20	$1.89	$1,023.06	$1.76	0.35%
Investor Class Shares	$1,000.00	$1,177.80	$2.97	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,172.90	$7.00	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,173.00	$7.00	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,180.40	$0.54	$1,024.30	$0.50	0.10%
Class R2 Shares	$1,000.00	$1,178.20	$2.43	$1,022.56	$2.26	0.45%
Class R3 Shares	$1,000.00	$1,176.70	$3.78	$1,021.32	$3.51	0.70%
SIMPLE Class Shares	$1,000.00	$1,175.90	$4.32	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
24	MainStay Moderate Allocation Fund

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	56.4%
Fixed Income Funds	35.4
Short-Term Investments	8.0
Other Assets, Less Liabilities	0.2
See Portfolio of Investments beginning on page 29 for specific holdings within these categories. The Fund’s holdings are subject to change.

25

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Moderate Allocation Fund returned 18.04%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 15.98% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 20.03% return of the Morningstar Allocation—50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s relative performance slightly led the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the Fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small companies, and high-quality debt over debt issued by less credit-worthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing pulled ahead the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows, despite the fact that aggregate output and corporate profits were well below prior peaks. Many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained at that time. In our view, risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable members of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to

1.	See page 22 for other share class returns, which may be higher or lower than Class I share returns. See page 23 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
26	MainStay Moderate Allocation Fund

benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch
International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and MainStay Epoch International Choice Fund.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
27

At the same time, we recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation materially rise, the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes and believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
28	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 91.8%
Equity Funds 56.4%
IQ 50 Percent Hedged FTSE International ETF (a)	698,921	$ 17,004,748
IQ 500 International ETF (a)	661,989	21,492,201
IQ Candriam ESG International Equity ETF (a)	737,651	21,543,393
IQ Candriam ESG U.S. Equity ETF (a)	1,114,136	39,600,070
IQ Chaikin U.S. Large Cap ETF (a)	992,109	32,239,475
IQ Chaikin U.S. Small Cap ETF (a)	851,458	29,832,960
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	1,578,548	21,278,981
MainStay Epoch Capital Growth Fund Class I	197,510	3,069,805
MainStay Epoch International Choice Fund Class I	376,513	15,611,623
MainStay Epoch U.S. Equity Yield Fund Class R6	1,450,390	27,554,936
MainStay MacKay International Equity Fund Class R6	637,679	14,107,237
MainStay MacKay S&P 500 Index Fund Class I	987,516	54,356,256
MainStay Winslow Large Cap Growth Fund Class R6	3,183,324	46,423,369
Mainstay WMC Enduring Capital Fund Class R6	1,199,612	39,653,519
Mainstay WMC Growth Fund Class R6	427,627	22,580,171
Mainstay WMC International Research Equity Fund Class I (a)	1,925,743	15,369,550
Mainstay WMC Small Companies Fund Class I (a)	912,352	30,981,557
Mainstay WMC Value Fund Class R6	604,650	32,713,965
Total Equity Funds (Cost $343,040,095)		485,413,816
	Shares	Value

Fixed Income Funds 35.4%
IQ S&P High Yield Low Volatility Bond ETF (a)	335,818	$ 8,402,166
MainStay Floating Rate Fund Class R6	1,846,115	16,849,309
MainStay MacKay Short Duration High Yield Fund Class I	4,718,181	46,510,885
MainStay MacKay Total Return Bond Fund Class R6 (a)	20,501,430	228,414,627
MainStay Short Term Bond Fund Class I	426,964	4,210,462
Total Fixed Income Funds (Cost $298,037,138)		304,387,449
Total Affiliated Investment Companies (Cost $641,077,233)		789,801,265
Short-Term Investment 8.0%
Affiliated Investment Company 8.0%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	68,289,200	68,289,200
Total Short-Term Investment (Cost $68,289,200)	8.0%	68,289,200
Total Investments (Cost $709,366,433)	99.8%	858,090,465
Other Assets, Less Liabilities	0.2	1,916,161
Net Assets	100.0%	$ 860,006,626

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	6,274	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(6,556)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	21,346	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	8,420	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(11,854)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(9,479)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	25,353	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.07%	12/2/21	Monthly	(35,920)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (Unaudited) (continued)
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	33,859	$ —
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	12,890	—
						$ —

1.	As of April 30, 2021, cash in the amount $2,505,786 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 485,413,816	$ —	$ —	$ 485,413,816
Fixed Income Funds	304,387,449	—	—	304,387,449
Total Affiliated Investment Companies	789,801,265	—	—	789,801,265
Short-Term Investment
Affiliated Investment Company	68,289,200	—	—	68,289,200
Total Investments in Securities	$ 858,090,465	$ —	$ —	$ 858,090,465

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Moderate Allocation Fund

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $709,366,433)	$858,090,465
Cash collateral on deposit at broker for swap contracts	2,505,786
Receivables:
Fund shares sold	365,588
Dividends and interest	34,848
Manager (See Note 3)	14,184
Other assets	79,460
Total assets	861,090,331
Liabilities
Payables:
Dividends and interest on OTC swaps contracts	297,052
Fund shares redeemed	241,601
NYLIFE Distributors (See Note 3)	212,816
Transfer agent (See Note 3)	180,601
Shareholder communication	75,528
Professional fees	38,112
Investment securities purchased	34,262
Custodian	2,105
Accrued expenses	1,628
Total liabilities	1,083,705
Net assets	$860,006,626
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 57,514
Additional paid-in-capital	670,026,555
670,084,069
Total distributable earnings (loss)	189,922,557
Net assets	$860,006,626
Class A
Net assets applicable to outstanding shares	$678,002,465
Shares of beneficial interest outstanding	45,326,710
Net asset value per share outstanding	$ 14.96
Maximum sales charge (3.00% of offering price)	0.46
Maximum offering price per share outstanding	$ 15.42
Investor Class
Net assets applicable to outstanding shares	$106,833,635
Shares of beneficial interest outstanding	7,127,377
Net asset value per share outstanding	$ 14.99
Maximum sales charge (2.50% of offering price)	0.38
Maximum offering price per share outstanding	$ 15.37
Class B
Net assets applicable to outstanding shares	$ 31,029,064
Shares of beneficial interest outstanding	2,093,276
Net asset value and offering price per share outstanding	$ 14.82
Class C
Net assets applicable to outstanding shares	$ 32,034,867
Shares of beneficial interest outstanding	2,161,915
Net asset value and offering price per share outstanding	$ 14.82
Class I
Net assets applicable to outstanding shares	$ 10,123,327
Shares of beneficial interest outstanding	671,900
Net asset value and offering price per share outstanding	$ 15.07
Class R2
Net assets applicable to outstanding shares	$ 166,475
Shares of beneficial interest outstanding	11,134
Net asset value and offering price per share outstanding	$ 14.95
Class R3
Net assets applicable to outstanding shares	$ 1,345,892
Shares of beneficial interest outstanding	90,170
Net asset value and offering price per share outstanding	$ 14.93
SIMPLE Class
Net assets applicable to outstanding shares	$ 470,901
Shares of beneficial interest outstanding	31,440
Net asset value and offering price per share outstanding	$ 14.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 7,573,774
Interest	2,005
Total income	7,575,779
Expenses
Distribution/Service—Class A (See Note 3)	789,806
Distribution/Service—Investor Class (See Note 3)	132,965
Distribution/Service—Class B (See Note 3)	160,604
Distribution/Service—Class C (See Note 3)	182,424
Distribution/Service—Class R2 (See Note 3)	196
Distribution/Service—Class R3 (See Note 3)	2,724
Distribution/Service—SIMPLE Class (See Note 3)	545
Transfer agent (See Note 3)	467,011
Registration	62,964
Shareholder communication	57,191
Professional fees	40,182
Custodian	22,464
Trustees	8,489
Insurance	3,691
Shareholder service (See Note 3)	623
Miscellaneous	11,108
Total expenses before waiver/reimbursement	1,942,987
Expense waiver/reimbursement from Manager (See Note 3)	(90,487)
Net expenses	1,852,500
Net investment income (loss)	5,723,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	22,812,908
Realized capital gain distributions from affiliated investment companies	25,219,343
Swap transactions	1,311,631
Net realized gain (loss)	49,343,882
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	76,656,647
Net realized and unrealized gain (loss)	126,000,529
Net increase (decrease) in net assets resulting from operations	$131,723,808
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Moderate Allocation Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,723,279	$ 13,176,615
Net realized gain (loss)	49,343,882	35,371,731
Net change in unrealized appreciation (depreciation)	76,656,647	(13,740,645)
Net increase (decrease) in net assets resulting from operations	131,723,808	34,807,701
Distributions to shareholders:
Class A	(34,276,012)	(21,900,859)
Investor Class	(5,401,003)	(3,720,348)
Class B	(1,464,688)	(1,134,789)
Class C	(1,732,553)	(1,247,417)
Class I	(525,585)	(491,902)
Class R2	(8,311)	(5,717)
Class R3	(53,511)	(35,111)
SIMPLE Class	(5,676)	—
Total distributions to shareholders	(43,467,339)	(28,536,143)
Capital share transactions:
Net proceeds from sales of shares	43,290,713	84,720,414
Net asset value of shares issued to shareholder in reinvestment of distributions	43,197,762	28,344,237
Cost of shares redeemed	(61,542,171)	(128,342,097)
Increase (decrease) in net assets derived from capital share transactions	24,946,304	(15,277,446)
Net increase (decrease) in net assets	113,202,773	(9,005,888)
Net Assets
Beginning of period	746,803,853	755,809,741
End of period	$860,006,626	$ 746,803,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.41	$ 13.28	$ 13.14	$ 14.23	$ 12.83	$ 13.32
Net investment income (loss) (a)	0.11	0.24	0.23	0.20	0.20	0.20
Net realized and unrealized gain (loss) on investments	2.24	0.41	0.81	(0.53)	1.67	(0.06)
Total from investment operations	2.35	0.65	1.04	(0.33)	1.87	0.14
Less distributions:
From net investment income	(0.23)	(0.26)	(0.27)	(0.31)	(0.25)	(0.24)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.80)	(0.52)	(0.90)	(0.76)	(0.47)	(0.63)
Net asset value at end of period	$ 14.96	$ 13.41	$ 13.28	$ 13.14	$ 14.23	$ 12.83
Total investment return (b)	17.92%	4.96%	8.88%	(2.58)%	14.98%	1.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.50%††	1.87%	1.82%	1.47%	1.52%	1.61%
Net expenses (c)	0.35%††	0.36%	0.36%	0.34%	0.35%	0.35%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 678,002	$ 568,079	$ 553,530	$ 480,956	$ 500,627	$ 349,764

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.42	$ 13.28	$ 13.14	$ 14.22	$ 12.81	$ 13.31
Net investment income (loss) (a)	0.09	0.22	0.21	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	2.24	0.41	0.81	(0.54)	1.67	(0.08)
Total from investment operations	2.33	0.63	1.02	(0.36)	1.85	0.10
Less distributions:
From net investment income	(0.19)	(0.23)	(0.25)	(0.27)	(0.22)	(0.21)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.76)	(0.49)	(0.88)	(0.72)	(0.44)	(0.60)
Net asset value at end of period	$ 14.99	$ 13.42	$ 13.28	$ 13.14	$ 14.22	$ 12.81
Total investment return (b)	17.78%	4.83%	8.64%	(2.78)%	14.89%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.68%	1.60%	1.30%	1.32%	1.43%
Net expenses (c)	0.55%††	0.55%	0.55%	0.51%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.65%††	0.66%	0.64%	0.58%	0.53%	0.53%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 106,834	$ 101,831	$ 104,946	$ 84,202	$ 84,951	$ 168,146

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.23	$ 13.09	$ 12.94	$ 14.00	$ 12.62	$ 13.11
Net investment income (loss) (a)	0.05	0.13	0.12	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.20	0.39	0.79	(0.53)	1.65	(0.08)
Total from investment operations	2.25	0.52	0.91	(0.45)	1.73	0.01
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)
Net asset value at end of period	$ 14.82	$ 13.23	$ 13.09	$ 12.94	$ 14.00	$ 12.62
Total investment return (b)	17.29%	4.03%	7.82%	(3.45)%	13.98%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%††	1.00%	0.96%	0.60%	0.63%	0.71%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.29%	1.28%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.40%	1.38%	1.33%	1.29%	1.28%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 31,029	$ 31,682	$ 40,817	$ 50,416	$ 67,352	$ 71,339

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.23	$ 13.08	$ 12.93	$ 14.00	$ 12.62	$ 13.11
Net investment income (loss) (a)	0.04	0.13	0.13	0.08	0.08	0.09
Net realized and unrealized gain (loss) on investments	2.21	0.40	0.78	(0.54)	1.65	(0.08)
Total from investment operations	2.25	0.53	0.91	(0.46)	1.73	0.01
Less distributions:
From net investment income	(0.09)	(0.12)	(0.13)	(0.16)	(0.13)	(0.11)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.66)	(0.38)	(0.76)	(0.61)	(0.35)	(0.50)
Net asset value at end of period	$ 14.82	$ 13.23	$ 13.08	$ 12.93	$ 14.00	$ 12.62
Total investment return (b)	17.30%	4.11%	7.83%	(3.52)%	13.98%	0.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	0.99%	1.00%	0.59%	0.61%	0.69%
Net expenses (c)	1.30%††	1.30%	1.30%	1.26%	1.29%	1.28%
Expenses (before waiver/reimbursement) (c)	1.40%††	1.40%	1.38%	1.33%	1.29%	1.28%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 32,035	$ 35,483	$ 43,681	$ 57,496	$ 69,641	$ 69,090

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.52	$ 13.37	$ 13.24	$ 14.34	$ 12.92	$ 13.41
Net investment income (loss) (a)	0.12	0.30	0.28	0.24	0.24	0.24
Net realized and unrealized gain (loss) on investments	2.26	0.40	0.79	(0.54)	1.68	(0.07)
Total from investment operations	2.38	0.70	1.07	(0.30)	1.92	0.17
Less distributions:
From net investment income	(0.26)	(0.29)	(0.31)	(0.35)	(0.28)	(0.27)
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	(0.39)
Total distributions	(0.83)	(0.55)	(0.94)	(0.80)	(0.50)	(0.66)
Net asset value at end of period	$ 15.07	$ 13.52	$ 13.37	$ 13.24	$ 14.34	$ 12.92
Total investment return (b)	18.04%	5.33%	9.04%	(2.39)%	15.32%	1.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.70%††	2.31%	2.15%	1.75%	1.76%	1.87%
Net expenses (c)	0.10%††	0.11%	0.11%	0.09%	0.10%	0.10%
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 10,123	$ 8,586	$ 11,687	$ 13,108	$ 14,973	$ 13,068

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 13.40	$ 13.27	$ 12.78
Net investment income (loss) (a)	0.10	0.24	0.06
Net realized and unrealized gain (loss) on investments	2.23	0.40	0.43
Total from investment operations	2.33	0.64	0.49
Less distributions:
From net investment income	(0.21)	(0.25)	—
From net realized gain on investments	(0.57)	(0.26)	—
Total distributions	(0.78)	(0.51)	—
Net asset value at end of period	$ 14.95	$ 13.40	$ 13.27
Total investment return (b)	17.82%	4.89%	3.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%††	1.81%	1.13%††
Net expenses (c)	0.45%††	0.46%	0.47%††
Portfolio turnover rate	13%	59%	45%
Net assets at end of period (in 000’s)	$ 166	$ 141	$ 147

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Moderate Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31,
Class R3		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 13.37	$ 13.24	$ 13.09	$ 14.20	$ 12.80	$ 11.77
Net investment income (loss) (a)	0.08	0.20	0.17	0.13	0.09	0.07
Net realized and unrealized gain (loss) on investments	2.23	0.42	0.82	(0.50)	1.73	0.96
Total from investment operations	2.31	0.62	0.99	(0.37)	1.82	1.03
Less distributions:
From net investment income	(0.18)	(0.23)	(0.21)	(0.29)	(0.20)	—
From net realized gain on investments	(0.57)	(0.26)	(0.63)	(0.45)	(0.22)	—
Total distributions	(0.75)	(0.49)	(0.84)	(0.74)	(0.42)	—
Net asset value at end of period	$ 14.93	$ 13.37	$ 13.24	$ 13.09	$ 14.20	$ 12.80
Total investment return (b)	17.67%	4.70%	8.46%	(2.91)%	14.63%	8.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%††	1.54%	1.32%	0.94%	0.64%	0.85%††
Net expenses (c)	0.70%††	0.71%	0.71%	0.69%	0.69%	0.70%††
Portfolio turnover rate	13%	59%	45%	52%	33%	37%
Net assets at end of period (in 000’s)	$ 1,346	$ 964	$ 1,004	$ 459	$ 212	$ 64

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 13.42	$ 13.95
Net investment income (loss) (a)	0.06	0.02
Net realized and unrealized gain (loss) on investments	2.25	(0.55)
Total from investment operations	2.31	(0.53)
Less distributions:
From net investment income	(0.18)	—
From net realized gain on investments	(0.57)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 14.98	$ 13.42
Total investment return (b)	17.59%	(3.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%††	0.95%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.90%††	0.93%††
Portfolio turnover rate	13%	59%
Net assets at end of period (in 000’s)	$ 471	$ 38

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Moderate Allocation Fund

MainStay Growth Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
* Previously, the chart presented the Fund's annual returns for Class B shares. Class I shares are presented for consistency across the MainStay Fund complex.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	20.74%	34.43%	9.49%	7.80%	1.07%
		Excluding sales charges		24.47	38.59	10.74	8.41	1.07
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	21.27	34.23	9.28	7.61	1.37
		Excluding sales charges		24.38	38.39	10.53	8.22	1.37
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	18.87	32.31	9.43	7.42	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		23.87	37.31	9.71	7.42	2.12
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	22.87	36.30	9.71	7.42	2.12
	if Redeemed Within One Year of Purchase	Excluding sales charges		23.87	37.30	9.71	7.42	2.12
Class I Shares	No Sales Charge		4/4/2005	24.63	38.99	11.01	8.68	0.82
Class R1 Shares	No Sales Charge		6/14/2019	24.55	38.80	17.32	N/A	0.92
Class R2 Shares	No Sales Charge		6/14/2019	24.36	38.48	17.05	N/A	1.17
Class R3 Shares	No Sales Charge		2/29/2016	24.22	38.08	10.35	11.52	1.42
SIMPLE Class Shares	No Sales Charge		8/31/2020	24.15	18.37	N/A	N/A	1.62

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
39

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Bloomberg Barclays U.S. Aggregate Bond Index[3]	-1.52	-0.27	3.19	3.39
Growth Allocation Composite Index[4]	22.30	34.47	12.96	10.46
Morningstar Allocation - 70% to 85% Equity Category Average[5]	24.69	37.88	10.73	7.88

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
40	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,244.70	$2.00	$1,023.01	$1.81	0.36%
Investor Class Shares	$1,000.00	$1,243.80	$3.06	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,238.70	$7.22	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,238.70	$7.22	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,246.30	$0.61	$1,024.25	$0.55	0.11%
Class R1 Shares	$1,000.00	$1,245.50	$1.17	$1,023.75	$1.05	0.21%
Class R2 Shares	$1,000.00	$1,243.60	$2.56	$1,022.51	$2.31	0.46%
Class R3 Shares	$1,000.00	$1,242.20	$3.95	$1,021.27	$3.56	0.71%
SIMPLE Class Shares	$1,000.00	$1,241.50	$4.45	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
41

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	76.6%
Fixed Income Funds	15.7
Short-Term Investments	7.6
Other Assets, Less Liabilities	0.1
See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Fund’s holdings are subject to change.

42	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Growth Allocation Fund returned 24.63%, underperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −1.52% return of the Bloomberg Barclays U.S. Aggregate Bond Index and the 22.30% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended April 30, 2021, Class I shares of the Fund underperformed the 24.69% return of the Morningstar Allocation—70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance trailed the performance of the internally maintained blend of indices primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the Fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. Management of the Fund’s stock/bond blend detracted from relative performance as well. For reasons discussed below, the Fund held moderately underweight exposure to equities in the early months of the reporting period, and thereby participated less fully in the ongoing bull market than the internally maintained blend of indices. Similarly, within the fixed-income portion of the Fund, relative performance suffered as holdings were tilted away from higher-risk, lower-quality instruments.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture that favored fixed-income instruments over stocks, large companies over small companies, and high-quality debt over debt issued by less credit-worthy borrowers. This positioning arose out of our suspicion, based on the facts then available, that market pricing pulled ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs and yields of lesser-quality credits stood near all-time lows, despite the fact that aggregate output and corporate profits were well below prior peaks. Many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained at that time. In our view, risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable members of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to

1.	See page 39 for other share class returns, which may be higher or lower than Class I share returns. See page 40 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
43

benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies that we viewed as likely to fare well in this environment. We also reduced interest rate sensitivity in the bond portion of the Fund, anticipating that mounting inflationary pressures would result in higher bond yields. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.
How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
We also made a few adjustments at the Underlying Fund level, the most pronounced being a reduction in the Fund’s holdings of MainStay MacKay Total Return Bond Fund with the proceeds redirected to a mix of cash, MainStay Floating Rate Fund, MainStay Short Term Bond Fund and MainStay MacKay Short Duration High Yield Fund. These changes were intended to lessen the Fund’s interest rate sensitivity at a time when yields may rise in response to mounting inflationary concerns.
Other notable changes arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch
International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund, IQ Chaikin U.S. Small Cap ETF and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, MainStay MacKay International Equity Fund and IQ 50% Hedged FTSE International ETF.
During the reporting period, which Underlying Fixed-Income Funds had the highest total returns and which Underlying Fixed-Income Funds had the lowest total returns?
The Underlying Fixed-Income Funds held for the entire reporting period that posted the largest total returns were MainStay MacKay Short Duration High Yield Fund and MainStay Floating Rate Fund. Underlying Fixed-Income Funds with the lowest returns were MainStay MacKay Total Return Bond Fund and IQ High Yield Low Volatility ETF.
Which Underlying Fixed-Income Funds were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income Funds were particularly weak?
The Underlying Fixed-Income Funds making the strongest positive contributions to the Fund’s performance included MainStay MacKay Short Duration High Yield Fund and MainStay MacKay Total Return Bond Fund. While no Underlying Fixed-Income Funds detracted from absolute performance in any meaningful way, there was effectively no positive contribution to return from either the Fund’s cash holdings or its position in MainStay Short Term Bond Fund. The Fund’s stake in IQ High Yield Low Volatility ETF added very little as well.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
44	MainStay Growth Allocation Fund

At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly, meaning that the Fund’s stock/bond blend is being held close to that of the benchmark, as is the Fund’s overall exposure to lower credit quality instruments. We see a different story within asset classes and believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. Two themes evident in the Fund’s holdings revolve around that dynamic. First, we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-U.S. markets. Second, we have taken steps to guard the Fund against a rapid acceleration of inflation. Duration3 has been trimmed (i.e., the Fund has a little less exposure to the long end of the yield curve4 ) and exposure to gold miners has been maintained as a possible hedge.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
45

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 92.3%
Equity Funds 76.6%
IQ 50 Percent Hedged FTSE International ETF (a)	744,874	$ 18,122,785
IQ 500 International ETF (a)	955,935	31,035,481
IQ Candriam ESG International Equity ETF (a)	882,449	25,772,276
IQ Candriam ESG U.S. Equity ETF (a)	1,545,664	54,937,999
IQ Chaikin U.S. Large Cap ETF (a)	1,431,555	46,519,668
IQ Chaikin U.S. Small Cap ETF (a)	1,207,556	42,309,743
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	2,362,482	31,846,488
MainStay Epoch Capital Growth Fund Class I	205,105	3,187,851
MainStay Epoch International Choice Fund Class I (a)	601,830	24,954,096
MainStay Epoch U.S. Equity Yield Fund Class R6	2,057,231	39,083,898
MainStay MacKay International Equity Fund Class R6 (a)	932,644	20,632,698
MainStay MacKay S&P 500 Index Fund Class I (a)	1,400,453	77,085,674
MainStay Winslow Large Cap Growth Fund Class R6	4,665,947	68,044,898
Mainstay WMC Enduring Capital Fund Class R6 (a)	1,734,299	57,327,759
Mainstay WMC Growth Fund Class R6	541,429	28,589,295
Mainstay WMC International Research Equity Fund Class I (a)	2,908,151	23,210,241
Mainstay WMC Small Companies Fund Class I (a)	1,304,216	44,288,447
Mainstay WMC Value Fund Class R6	869,856	47,062,671
Total Equity Funds (Cost $484,909,489)		684,011,968
	Shares	Value

Fixed Income Funds 15.7%
IQ S&P High Yield Low Volatility Bond ETF (a)	348,632	$ 8,722,772
MainStay Floating Rate Fund Class R6	1,916,584	17,492,467
MainStay MacKay Short Duration High Yield Fund Class I	4,898,359	48,287,040
MainStay MacKay Total Return Bond Fund Class R6	5,510,662	61,396,487
MainStay Short Term Bond Fund Class I	443,263	4,371,196
Total Fixed Income Funds (Cost $138,903,389)		140,269,962
Total Affiliated Investment Companies (Cost $623,812,878)		824,281,930
Short-Term Investment 7.6%
Affiliated Investment Company 7.6%
MainStay U.S. Government Liquidity Fund, 0.01% (a)(b)	67,543,300	67,543,300
Total Short-Term Investment (Cost $67,543,300)	7.6%	67,543,300
Total Investments (Cost $691,356,178)	99.9%	891,825,230
Other Assets, Less Liabilities	0.1	1,337,177
Net Assets	100.0%	$ 893,162,407

†	Percentages indicated are based on Fund net assets.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	6,471	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(6,762)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	22,160	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	8,742	—
Citibank NA	Portfolio Swap S&P 500 TRI Index	1 month LIBOR BBA plus 0.10%	12/2/21	Monthly	(11,342)	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(19,107)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	17,228	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.06%	12/2/21	Monthly	(20,476)	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay Growth Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	36,144	$ —
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	13,382	—
						$ —

1.	As of April 30, 2021, cash in the amount $2,079,927 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.

Abbreviation(s):
BBA—British Bankers’ Association
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
LIBOR—London Interbank Offered Rate
MSCI—Morgan Stanley Capital International
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 684,011,968	$ —	$ —	$ 684,011,968
Fixed Income Funds	140,269,962	—	—	140,269,962
Total Affiliated Investment Companies	824,281,930	—	—	824,281,930
Short-Term Investment
Affiliated Investment Company	67,543,300	—	—	67,543,300
Total Investments in Securities	$ 891,825,230	$ —	$ —	$ 891,825,230

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $691,356,178)	$891,825,230
Cash collateral on deposit at broker for swap contracts	2,079,927
Receivables:
Fund shares sold	504,533
Dividends and interest	36,128
Manager (See Note 3)	17,955
Other assets	83,532
Total assets	894,547,305
Liabilities
Payables:
Fund shares redeemed	452,650
Dividends and interest on OTC swaps contracts	323,718
Transfer agent (See Note 3)	221,140
NYLIFE Distributors (See Note 3)	220,888
Shareholder communication	78,736
Professional fees	45,438
Investment securities purchased	35,536
Custodian	5,441
Accrued expenses	1,351
Total liabilities	1,384,898
Net assets	$893,162,407
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 52,758
Additional paid-in-capital	638,856,029
638,908,787
Total distributable earnings (loss)	254,253,620
Net assets	$893,162,407
Class A
Net assets applicable to outstanding shares	$683,301,448
Shares of beneficial interest outstanding	40,340,906
Net asset value per share outstanding	$ 16.94
Maximum sales charge (3.00% of offering price)	0.52
Maximum offering price per share outstanding	$ 17.46
Investor Class
Net assets applicable to outstanding shares	$131,372,571
Shares of beneficial interest outstanding	7,742,825
Net asset value per share outstanding	$ 16.97
Maximum sales charge (2.50% of offering price)	0.44
Maximum offering price per share outstanding	$ 17.41
Class B
Net assets applicable to outstanding shares	$ 34,557,150
Shares of beneficial interest outstanding	2,066,108
Net asset value and offering price per share outstanding	$ 16.73
Class C
Net assets applicable to outstanding shares	$ 30,872,166
Shares of beneficial interest outstanding	1,845,425
Net asset value and offering price per share outstanding	$ 16.73
Class I
Net assets applicable to outstanding shares	$ 10,687,326
Shares of beneficial interest outstanding	622,865
Net asset value and offering price per share outstanding	$ 17.16
Class R1
Net assets applicable to outstanding shares	$ 45,747
Shares of beneficial interest outstanding	2,667
Net asset value and offering price per share outstanding	$ 17.15
Class R2
Net assets applicable to outstanding shares	$ 100,261
Shares of beneficial interest outstanding	5,921
Net asset value and offering price per share outstanding	$ 16.93
Class R3
Net assets applicable to outstanding shares	$ 1,252,077
Shares of beneficial interest outstanding	74,269
Net asset value and offering price per share outstanding	$ 16.86
SIMPLE Class
Net assets applicable to outstanding shares	$ 973,661
Shares of beneficial interest outstanding	57,383
Net asset value and offering price per share outstanding	$ 16.97

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Growth Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 6,698,479
Interest	2,046
Total income	6,700,525
Expenses
Distribution/Service—Class A (See Note 3)	783,414
Distribution/Service—Investor Class (See Note 3)	165,898
Distribution/Service—Class B (See Note 3)	173,212
Distribution/Service—Class C (See Note 3)	168,217
Distribution/Service—Class R2 (See Note 3)	126
Distribution/Service—Class R3 (See Note 3)	3,193
Distribution/Service—SIMPLE Class (See Note 3)	1,259
Transfer agent (See Note 3)	548,289
Registration	63,770
Shareholder communication	61,057
Professional fees	40,396
Custodian	23,968
Trustees	8,480
Insurance	3,609
Shareholder service (See Note 3)	709
Miscellaneous	11,474
Total expenses before waiver/reimbursement	2,057,071
Expense waiver/reimbursement from Manager (See Note 3)	(113,417)
Net expenses	1,943,654
Net investment income (loss)	4,756,871
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	29,471,570
Realized capital gain distributions from affiliated investment companies	32,668,496
Swap transactions	667,238
Net realized gain (loss)	62,807,304
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	111,382,106
Net realized and unrealized gain (loss)	174,189,410
Net increase (decrease) in net assets resulting from operations	$178,946,281
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 4,756,871	$ 11,960,559
Net realized gain (loss)	62,807,304	36,289,955
Net change in unrealized appreciation (depreciation)	111,382,106	(20,431,629)
Net increase (decrease) in net assets resulting from operations	178,946,281	27,818,885
Distributions to shareholders:
Class A	(31,494,561)	(24,258,592)
Investor Class	(6,211,779)	(5,544,925)
Class B	(1,465,424)	(1,425,921)
Class C	(1,469,549)	(1,220,566)
Class I	(489,405)	(485,415)
Class R1	(1,920)	(1,161)
Class R2	(4,993)	(4,340)
Class R3	(56,274)	(56,217)
SIMPLE Class	(16,432)	—
Total distributions to shareholders	(41,210,337)	(32,997,137)
Capital share transactions:
Net proceeds from sales of shares	39,977,202	73,731,809
Net asset value of shares issued to shareholder in reinvestment of distributions	41,061,402	32,868,088
Cost of shares redeemed	(68,815,427)	(136,672,934)
Increase (decrease) in net assets derived from capital share transactions	12,223,177	(30,073,037)
Net increase (decrease) in net assets	149,959,121	(35,251,289)
Net Assets
Beginning of period	743,203,286	778,454,575
End of period	$893,162,407	$ 743,203,286
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.33	$ 14.40	$ 14.76	$ 15.96	$ 13.90	$ 14.65
Net investment income (loss) (a)	0.10	0.24	0.22	0.16	0.17	0.18
Net realized and unrealized gain (loss) on investments	3.33	0.32	0.77	(0.55)	2.41	(0.18)
Total from investment operations	3.43	0.56	0.99	(0.39)	2.58	—
Less distributions:
From net investment income	(0.17)	(0.26)	(0.28)	(0.36)	(0.20)	(0.20)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.82)	(0.63)	(1.35)	(0.81)	(0.52)	(0.75)
Net asset value at end of period	$ 16.94	$ 14.33	$ 14.40	$ 14.76	$ 15.96	$ 13.90
Total investment return (b)	24.47%	3.89%	8.17%	(2.75)%	19.05%	0.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%††	1.69%	1.55%	1.02%	1.16%	1.29%
Net expenses (c)	0.36%††	0.37%	0.37%	0.35%	0.36%	0.36%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 683,301	$ 542,938	$ 545,586	$ 484,182	$ 499,998	$ 296,060

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.33	$ 14.40	$ 14.76	$ 15.93	$ 13.88	$ 14.63
Net investment income (loss) (a)	0.08	0.21	0.18	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	3.34	0.32	0.79	(0.55)	2.40	(0.17)
Total from investment operations	3.42	0.53	0.97	(0.41)	2.54	(0.02)
Less distributions:
From net investment income	(0.13)	(0.23)	(0.26)	(0.31)	(0.17)	(0.18)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.78)	(0.60)	(1.33)	(0.76)	(0.49)	(0.73)
Net asset value at end of period	$ 16.97	$ 14.33	$ 14.40	$ 14.76	$ 15.93	$ 13.88
Total investment return (b)	24.38%	3.70%	7.94%	(2.86)%	18.80%	(0.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.06%	1.54%	1.32%	0.87%	0.96%	1.09%
Net expenses (c)	0.55%††	0.55%	0.55%	0.52%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.66%††	0.67%	0.68%	0.61%	0.55%	0.55%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 131,373	$ 126,514	$ 139,892	$ 110,200	$ 116,058	$ 221,041

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65	$ 14.39
Net investment income (loss) (a)	0.03	0.12	0.10	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments	3.27	0.30	0.76	(0.55)	2.36	(0.18)
Total from investment operations	3.30	0.42	0.86	(0.52)	2.40	(0.13)
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)
Net asset value at end of period	$ 16.73	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Total investment return (b)	23.87%	2.97%	7.14%	(3.60)%	17.91%	(0.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40%††	0.87%	0.73%	0.18%	0.31%	0.39%
Net expenses (c)	1.30%††	1.30%	1.30%	1.27%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.41%††	1.42%	1.42%	1.36%	1.31%	1.30%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 34,557	$ 32,739	$ 43,800	$ 55,493	$ 75,863	$ 80,344

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65	$ 14.38
Net investment income (loss) (a)	0.03	0.11	0.10	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	3.27	0.31	0.76	(0.54)	2.36	(0.17)
Total from investment operations	3.30	0.42	0.86	(0.52)	2.40	(0.12)
Less distributions:
From net investment income	(0.02)	(0.11)	(0.13)	(0.19)	(0.07)	(0.06)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.67)	(0.48)	(1.20)	(0.64)	(0.39)	(0.61)
Net asset value at end of period	$ 16.73	$ 14.10	$ 14.16	$ 14.50	$ 15.66	$ 13.65
Total investment return (b)	23.87%	2.97%	7.14%	(3.60)%	17.91%	(0.81)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35%††	0.81%	0.76%	0.14%	0.25%	0.36%
Net expenses (c)	1.30%††	1.30%	1.30%	1.27%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.41%††	1.42%	1.42%	1.36%	1.31%	1.30%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 30,872	$ 31,564	$ 36,721	$ 47,590	$ 55,873	$ 51,005

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.52	$ 14.58	$ 14.94	$ 16.14	$ 14.05	$ 14.80
Net investment income (loss) (a)	0.12	0.31	0.25	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	3.37	0.30	0.78	(0.56)	2.43	(0.17)
Total from investment operations	3.49	0.61	1.03	(0.35)	2.64	0.04
Less distributions:
From net investment income	(0.20)	(0.30)	(0.32)	(0.40)	(0.23)	(0.24)
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	(0.55)
Total distributions	(0.85)	(0.67)	(1.39)	(0.85)	(0.55)	(0.79)
Net asset value at end of period	$ 17.16	$ 14.52	$ 14.58	$ 14.94	$ 16.14	$ 14.05
Total investment return (b)	24.63%	4.16%	8.40%	(2.48)%	19.35%	0.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	2.18%	1.74%	1.32%	1.40%	1.54%
Net expenses (c)	0.11%††	0.11%	0.13%	0.10%	0.11%	0.11%
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 10,687	$ 8,063	$ 11,037	$ 8,129	$ 8,435	$ 6,976

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R1		2020
Net asset value at beginning of period	$ 14.51	$ 14.58	$ 13.99
Net investment income (loss) (a)	0.11	0.25	0.05
Net realized and unrealized gain (loss) on investments	3.37	0.34	0.54
Total from investment operations	3.48	0.59	0.59
Less distributions:
From net investment income	(0.19)	(0.29)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.84)	(0.66)	—
Net asset value at end of period	$ 17.15	$ 14.51	$ 14.58
Total investment return (b)	24.55%	4.02%	4.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%††	1.74%	0.95%††
Net expenses (c)	0.21%††	0.21%	0.23%††
Portfolio turnover rate	15%	47%	42%
Net assets at end of period (in 000’s)	$ 46	$ 32	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,	June 14, 2019^ through October 31, 2019
Class R2		2020
Net asset value at beginning of period	$ 14.32	$ 14.40	$ 13.82
Net investment income (loss) (a)	0.09	0.25	0.04
Net realized and unrealized gain (loss) on investments	3.32	0.29	0.54
Total from investment operations	3.41	0.54	0.58
Less distributions:
From net investment income	(0.15)	(0.25)	—
From net realized gain on investments	(0.65)	(0.37)	—
Total distributions	(0.80)	(0.62)	—
Net asset value at end of period	$ 16.93	$ 14.32	$ 14.40
Total investment return (b)	24.36%	3.75%	4.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.11%††	1.79%	0.68%††
Net expenses (c)	0.46%††	0.47%	0.49%††
Portfolio turnover rate	15%	47%	42%
Net assets at end of period (in 000’s)	$ 100	$ 89	$ 130

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.24	$ 14.33	$ 14.68	$ 15.90	$ 13.87	$ 12.58
Net investment income (loss) (a)	0.06	0.20	0.12	0.06	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.32	0.31	0.83	(0.49)	2.48	1.25
Total from investment operations	3.38	0.51	0.95	(0.43)	2.51	1.29
Less distributions:
From net investment income	(0.11)	(0.23)	(0.23)	(0.34)	(0.16)	—
From net realized gain on investments	(0.65)	(0.37)	(1.07)	(0.45)	(0.32)	—
Total distributions	(0.76)	(0.60)	(1.30)	(0.79)	(0.48)	—
Net asset value at end of period	$ 16.86	$ 14.24	$ 14.33	$ 14.68	$ 15.90	$ 13.87
Total investment return (b)	24.22%	3.53%	7.81%	(3.04)%	18.58%	10.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81%††	1.43%	0.90%	0.38%	0.21%	0.39%††
Net expenses (c)	0.71%††	0.72%	0.73%	0.70%	0.70%	0.71%††
Portfolio turnover rate	15%	47%	42%	47%	32%	32%
Net assets at end of period (in 000’s)	$ 1,252	$ 1,084	$ 1,262	$ 449	$ 185	$ 43

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Growth Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 14.33	$ 15.03
Net investment income (loss) (a)	0.04	0.02
Net realized and unrealized gain (loss) on investments	3.35	(0.72)
Total from investment operations	3.39	(0.70)
Less distributions:
From net investment income	(0.10)	—
From net realized gain on investments	(0.65)	—
Total distributions	(0.75)	—
Net asset value at end of period	$ 16.97	$ 14.33
Total investment return (b)	24.15%	(4.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.51%††	0.80%††
Net expenses (c)	0.80%††	0.80%††
Expenses (before waiver/reimbursement) (c)	0.91%††	0.95%††
Portfolio turnover rate	15%	47%
Net assets at end of period (in 000’s)	$ 974	$ 180

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

MainStay Equity Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2021
Class	Sales Charge		Inception Date	Six Months	One Year or Since Inception	Five Years	Ten Years or Since Inception	Gross Expense Ratio[1]
Class A Shares[2]	Maximum 3% Initial Sales Charge	With sales charges	4/4/2005	27.05%	44.23%	11.26%	8.76%	1.13%
		Excluding sales charges		30.98	48.69	12.53	9.38	1.13
Investor Class Shares[2,3]	Maximum 2.5% Initial Sales Charge	With sales charges	2/28/2008	27.62	44.05	11.09	8.59	1.44
		Excluding sales charges		30.89	48.50	12.36	9.21	1.44
Class B Shares[4]	Maximum 5% CDSC	With sales charges	4/4/2005	25.38	42.37	11.27	8.41	2.19
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		30.38	47.37	11.53	8.41	2.19
Class C Shares	Maximum 1% CDSC	With sales charges	4/4/2005	29.41	46.37	11.53	8.41	2.19
	if Redeemed Within One Year of Purchase	Excluding sales charges		30.41	47.37	11.53	8.41	2.19
Class I Shares	No Sales Charge		4/4/2005	31.11	49.01	12.81	9.67	0.88
Class R3 Shares	No Sales Charge		2/29/2016	30.78	48.17	12.13	13.41	1.48
SIMPLE Class Shares	No Sales Charge		8/31/2020	30.76	23.60	N/A	N/A	1.69

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to July 22, 2019, the maximum initial sales charge applicable was 5.5%, which is reflected in the average annual total return figures shown.
3.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
56	MainStay Equity Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[1]	28.85%	45.98%	17.42%	14.17%
MSCI EAFE® Index (Net)[2]	28.84	39.88	8.87	5.22
Equity Allocation Composite Index[3]	28.88	44.49	15.28	12.05
Morningstar Allocation - 85%+ Equity Category Average[4]	30.12	46.63	12.67	9.36

1.	The S&P 500® Index is the Fund's primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
2.	The MSCI EAFE® Index (Net) is the Fund’s secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 75% and 25%, respectively. Prior to February 28, 2014, the Equity Allocation Composite Index consisted of the S&P 500® Index and the MSCI EAFE® Index (Net) weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
57

Cost in Dollars of a $1,000 Investment in MainStay Equity Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,309.80	$2.23	$1,022.86	$1.96	0.39%
Investor Class Shares	$1,000.00	$1,308.90	$3.15	$1,022.07	$2.76	0.55%
Class B Shares	$1,000.00	$1,303.80	$7.43	$1,018.35	$6.51	1.30%
Class C Shares	$1,000.00	$1,304.10	$7.43	$1,018.35	$6.51	1.30%
Class I Shares	$1,000.00	$1,311.10	$0.80	$1,024.10	$0.70	0.14%
Class R3 Shares	$1,000.00	$1,307.80	$4.23	$1,021.13	$3.71	0.74%
SIMPLE Class Shares	$1,000.00	$1,307.60	$4.58	$1,020.83	$4.01	0.80%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
58	MainStay Equity Allocation Fund

Asset Diversification as of April 30, 2021 (Unaudited)
Equity Funds	96.6%
Short-Term Investments	3.4
Other Assets, Less Liabilities	(0.0) ‡

‡	Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 62 for specific holdings within these categories. The Fund’s holdings are subject to change.

59

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity Allocation Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2021?
For the six months ended April 30, 2021, Class I shares of MainStay Equity Allocation Fund returned 31.11%, outperforming the 28.85% return of the Fund’s primary benchmark, the S&P 500® Index, and the 28.84% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the 28.88% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and the 30.12% return of the Morningstar Allocation—85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Funds”). The Underlying Funds may invest in U.S. and international equities across a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying Funds themselves, relative to their respective benchmarks.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. Despite the Fund’s strong showing versus its prospectus benchmarks, during the reporting period, the Fund’s performance trailed the performance of the internally maintained blend of indices, primarily due to the materially negative impact of asset class policy. Most significantly, the Fund held underweight exposure to small-cap stocks in the fall of 2020 and into 2021 at a time when these higher beta2 securities rallied powerfully, far surpassing the return on larger company stocks. In addition, for reasons discussed below, the Fund maintained a cash position rather than being fully invested, hence participating less fully in the ongoing bull market than the internally maintained blend of indices.
Some aspects of the Fund’s asset class policy—such as a bias toward value stocks—made positive contributions to relative returns, partially mitigating the negative affects cited above. (Contributions take weightings and total returns into account.) More significant was a strongly positive contribution from the Underlying Funds themselves. After years in which passive strategies generally held the upper hand, during the reporting period active management fared better. As a result, excess returns at the Underlying Fund level made a materially positive contribution to the Fund’s relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
Total return swaps were used to express most of the Fund’s asset class policy views. Therefore, the swaps can be seen as detracting from the Fund’s relative performance over the course of the reporting period.
How did you allocate the Fund’s assets during the reporting period and why?
The Fund entered the reporting period maintaining a somewhat defensive posture, holding cash and favoring large companies over small companies. This positioning arose out of our suspicion, based on the facts then available, that market pricing had gotten ahead of the operating conditions that prevailed at the time and, in our opinion, were likely to persist into the foreseeable future. Equity indices were trading at or near all-time highs despite the fact that aggregate output and corporate profits were well below prior peaks, many millions of workers were unemployed, prospects for additional policy support were unclear and the pandemic was anything but contained. Risks appeared skewed to the downside.
Much changed with the announcements of highly successful clinical trials for both the Moderna and Pfizer vaccines, followed shortly thereafter by the granting of emergency use authorizations and rapid distribution to the most vulnerable elements of the population. These developments brought the end of pandemic restrictions into view, ushering in a wave of activity and lifting market prices that much higher.
With the end of restrictions on the horizon, we adjusted the Fund to favor pro-cyclical sectors and businesses in industries likely to benefit most from the reopening of the U.S. economy. We also increased the Fund’s exposure to non-U.S. equities we believed were positioned to experience a recovery similar to that seen in the U.S. but on a lagged basis due to a slower vaccine rollout. Similarly, we slid a little way down the capitalization spectrum, committing a bigger allocation of the Fund’s assets to small- and mid-cap companies we judged likely to fare well in this environment. These adjustments provided a modest tailwind to the Fund’s performance in the first four months of 2021.

1.	See page 56 for other share class returns, which may be higher or lower than Class I share returns. See page 57 for more information on benchmark and peer group returns.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
60	MainStay Equity Allocation Fund

How did the Fund’s allocations change over the course of the reporting period?
The restructuring noted above was largely implemented through the use of derivatives, specifically total return swaps. The Fund’s exposure to mid-to-small-cap stocks, non-U.S. markets and a basket of companies specifically leveraged to the reopening of the economy was increased in this way, while exposure was dialed down for large-cap U.S. stocks and a basket of companies identified as having been beneficiaries of lockdown conditions.
The most notable changes to Underlying Fund allocations arose from Fund restructurings as Wellington Management Company was named the new subadvisor on several MainStay Funds that concurrently underwent name changes. A few Funds also were subject to mergers. By way of example, MainStay MacKay Common Stock Fund was renamed MainStay WMC Enduring Capital Fund when Wellington took the helm in early March 2021, and MainStay Epoch U.S. All Cap Fund was merged into MainStay WMC Enduring Capital Fund a short while later.
During the reporting period, which Underlying Equity Funds had the highest total returns and which had the lowest total returns?
The Underlying Equity Funds in which the Fund was invested for the entire reporting period that generated the highest total returns included IQ Chaikin U.S. Small Cap ETF, MainStay WMC Small Companies Fund (known as MainStay MacKay Small Cap Core Fund prior to March 2021), and IQ 500 International ETF. Underlying Equity Funds with the lowest total returns included MainStay Winslow Large Cap Growth Fund, MainStay Epoch International Choice Fund, and MainStay MacKay International Equity Fund.
Which Underlying Equity Funds were the strongest positive contributors to the Fund’s performance and which Underlying Equity Funds were particularly weak?
The positions that made the largest positive contributions to performance during the reporting period were MainStay MacKay S&P 500 Index Fund and MainStay WMC Small Companies Fund (formerly MainStay MacKay Small Cap Core Fund). While no Underlying Equity Funds produced negative absolute returns, those delivering the weakest returns included MainStay Epoch Capital Growth Fund, IQ 50% Hedged FTSE International ETF and IQ Candriam ESG International Equity ETF.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, in our view, we see two countervailing forces at work within capital markets. The first is the exceptional strength of the domestic economy. The gradual reopening of full business capacity, augmented by massive fiscal and monetary policy support, is yielding a rate of expansion not seen in generations. With this as the backdrop, corporate profit growth has been nothing less than stellar, with high expectations for continued rapid improvement in earnings.
At the same time, we believe there is the need to recognize that price gains in capital markets have significantly outpaced earnings gains, which translates into very high valuations, which in turn implies that investors are paying richly for future earnings. Should inflation rise materially, we believe the present value of those future earnings would be diminished, potentially undermining high share price levels and sowing the seeds for a market correction. Paradoxically, it is the same strong economic growth driving profits higher that may spawn faster rates of inflation and bring the rally to an end.
We believe that upside and downside risks are approximately balanced. Therefore, we lean neither toward nor away from risk assets broadly. However, within asset classes we believe there will be clear winners and losers from increasing consumer mobility and the full reopening of businesses. The dominant theme evident within the Fund’s holdings revolves around that dynamic: we favor more pro-cyclical elements of the economy by tilting toward value stocks and non-US markets. We also continue to maintain the Fund’s exposure to gold miners as a possible hedge against rising inflation.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
61

Portfolio of Investments April 30, 2021† (Unaudited)
	Shares	Value
Affiliated Investment Companies 96.6%
Equity Funds 96.6%
IQ 50 Percent Hedged FTSE International ETF	367,831	$ 8,949,328
IQ 500 International ETF (a)	594,079	19,287,428
IQ Candriam ESG International Equity ETF (a)	632,623	18,476,008
IQ Candriam ESG U.S. Equity ETF (a)	1,081,007	38,422,556
IQ Chaikin U.S. Large Cap ETF (a)	943,870	30,671,905
IQ Chaikin U.S. Small Cap ETF (a)	629,901	22,070,156
Mainstay Candriam Emerging Markets Equity Fund Class R6 (a)	1,696,432	22,868,077
MainStay Epoch Capital Growth Fund Class I	107,782	1,675,197
MainStay Epoch International Choice Fund Class I (a)	385,836	15,998,176
MainStay Epoch U.S. Equity Yield Fund Class R6	1,482,952	28,173,562
MainStay MacKay International Equity Fund Class R6	667,320	14,762,990
MainStay MacKay S&P 500 Index Fund Class I	995,327	54,786,182
MainStay Winslow Large Cap Growth Fund Class R6	3,190,702	46,530,971
Mainstay WMC Enduring Capital Fund Class R6	1,217,615	40,248,616
Mainstay WMC Growth Fund Class R6	338,901	17,895,115
Mainstay WMC International Research Equity Fund Class I (a)	1,908,629	15,232,961
	Shares	Value

Equity Funds (continued)
Mainstay WMC Small Companies Fund Class I (a)	722,348	$ 24,529,410
Mainstay WMC Value Fund Class R6	624,335	33,779,014
Total Affiliated Investment Companies (Cost $333,470,235)		454,357,652
Short-Term Investment 3.4%
Affiliated Investment Company 3.4%
MainStay U.S. Government Liquidity Fund, 0.01% (b)	15,912,011	15,912,011
Total Short-Term Investment (Cost $15,912,011)	3.4%	15,912,011
Total Investments (Cost $349,382,246)	100.0%	470,269,663
Other Assets, Less Liabilities	(0.0)‡	(42,286)
Net Assets	100.0%	$ 470,227,377

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	As of April 30, 2021, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class
(b)	Current yield as of April 30, 2021.

Swap Contracts
Open OTC total return equity swap contracts as of April 30, 2021 were as follows1:
Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	Citi 2nd Wave Virus Basket	1 month LIBOR BBA plus 0.35%	12/2/21	Monthly	3,378	$ —
Citibank NA	Citi Stay at Home Basket	1 month LIBOR BBA minus 0.30%	12/2/21	Monthly	(3,530)	—
Citibank NA	iShares MSCI EAFE ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	9,316	—
Citibank NA	iShares MSCI Emerging Markets ETF	1 month LIBOR BBA plus 0.40%	12/2/21	Monthly	4,594	—
Citibank NA	Russell 1000 Growth Total Return Index	1 month LIBOR BBA plus 0.03%	12/2/21	Monthly	(12,301)	—
Citibank NA	Russell 1000 Value Total Return Index	1 month LIBOR BBA plus 0.30%	12/2/21	Monthly	6,845	—
Citibank NA	Russell 2000 Total Return Index	1 month LIBOR BBA minus 0.07%	12/2/21	Monthly	(10,145)	—
Citibank NA	Russell Midcap Total Return Index	1 month LIBOR BBA plus 0.31%	12/2/21	Monthly	18,040	—
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay Equity Allocation Fund

Swap Counterparty	Reference Obligation	Floating Rate[2]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)[3]	Unrealized Appreciation/ (Depreciation)[4]
Citibank NA	VanEck Vectors Gold Miners ETF	1 month LIBOR BBA plus 0.50%	12/2/21	Monthly	2,344	$ —
						$ —

1.	As of April 30, 2021, cash in the amount $563,555 was pledged from brokers for OTC swap contracts.
2.	Fund pays the floating rate and receives the total return of the reference entity.
3.	Notional amounts reflected as a positive value indicate a long position held by the Fund or Index and a negative value indicates a short position.
4.	Reflects the value at reset date as of April 30, 2021.
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 454,357,652	$ —	$ —	$ 454,357,652
Short-Term Investment
Affiliated Investment Company	15,912,011	—	—	15,912,011
Total Investments in Securities	$ 470,269,663	$ —	$ —	$ 470,269,663

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Statement of Assets and Liabilities as of April 30, 2021 (Unaudited)
Assets
Investment in affiliated investment companies, at value (identified cost $349,382,246)	$470,269,663
Cash collateral on deposit at broker for swap contracts	563,555
Cash	10
Receivables:
Fund shares sold	265,178
Manager (See Note 3)	13,105
Interest	135
Other assets	81,948
Total assets	471,193,594
Liabilities
Payables:
Fund shares redeemed	546,233
Transfer agent (See Note 3)	124,898
NYLIFE Distributors (See Note 3)	118,272
Dividends and interest on OTC swaps contracts	98,474
Shareholder communication	42,561
Professional fees	29,702
Custodian	3,157
Accrued expenses	2,920
Total liabilities	966,217
Net assets	$470,227,377
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 25,398
Additional paid-in-capital	314,771,128
314,796,526
Total distributable earnings (loss)	155,430,851
Net assets	$470,227,377
Class A
Net assets applicable to outstanding shares	$346,089,425
Shares of beneficial interest outstanding	18,648,305
Net asset value per share outstanding	$ 18.56
Maximum sales charge (3.00% of offering price)	0.57
Maximum offering price per share outstanding	$ 19.13
Investor Class
Net assets applicable to outstanding shares	$ 78,067,706
Shares of beneficial interest outstanding	4,206,803
Net asset value per share outstanding	$ 18.56
Maximum sales charge (2.50% of offering price)	0.48
Maximum offering price per share outstanding	$ 19.04
Class B
Net assets applicable to outstanding shares	$ 21,005,725
Shares of beneficial interest outstanding	1,169,540
Net asset value and offering price per share outstanding	$ 17.96
Class C
Net assets applicable to outstanding shares	$ 16,530,475
Shares of beneficial interest outstanding	918,772
Net asset value and offering price per share outstanding	$ 17.99
Class I
Net assets applicable to outstanding shares	$ 6,266,813
Shares of beneficial interest outstanding	331,196
Net asset value and offering price per share outstanding	$ 18.92
Class R3
Net assets applicable to outstanding shares	$ 2,023,215
Shares of beneficial interest outstanding	109,788
Net asset value and offering price per share outstanding	$ 18.43
SIMPLE Class
Net assets applicable to outstanding shares	$ 244,018
Shares of beneficial interest outstanding	13,151
Net asset value and offering price per share outstanding	$ 18.56

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay Equity Allocation Fund

Statement of Operations for the six months ended April 30, 2021 (Unaudited)
Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$ 2,829,635
Interest	690
Total income	2,830,325
Expenses
Distribution/Service—Class A (See Note 3)	391,586
Distribution/Service—Investor Class (See Note 3)	98,237
Distribution/Service—Class B (See Note 3)	106,267
Distribution/Service—Class C (See Note 3)	87,449
Distribution/Service—Class R3 (See Note 3)	4,320
Distribution/Service—SIMPLE Class (See Note 3)	287
Transfer agent (See Note 3)	324,090
Registration	58,829
Shareholder communication	32,632
Professional fees	29,387
Custodian	21,959
Trustees	4,264
Insurance	1,729
Shareholder service (See Note 3)	864
Miscellaneous	7,524
Total expenses before waiver/reimbursement	1,169,424
Expense waiver/reimbursement from Manager (See Note 3)	(84,029)
Net expenses	1,085,395
Net investment income (loss)	1,744,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investment company transactions	14,087,306
Realized capital gain distributions from affiliated investment companies	21,532,484
Swap transactions	2,748,543
Net realized gain (loss)	38,368,333
Net change in unrealized appreciation (depreciation) on: Affiliated investments companies	74,256,263
Net realized and unrealized gain (loss)	112,624,596
Net increase (decrease) in net assets resulting from operations	$114,369,526
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Statements of Changes in Net Assets
for the six months ended April 30, 2021 (Unaudited) and the year ended October 31, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,744,930	$ 4,420,468
Net realized gain (loss)	38,368,333	19,929,273
Net change in unrealized appreciation (depreciation)	74,256,263	(10,632,389)
Net increase (decrease) in net assets resulting from operations	114,369,526	13,717,352
Distributions to shareholders:
Class A	(14,573,592)	(13,636,883)
Investor Class	(3,373,689)	(3,741,832)
Class B	(929,852)	(1,118,722)
Class C	(786,948)	(810,025)
Class I	(264,076)	(256,613)
Class R3	(71,345)	(56,607)
SIMPLE Class	(3,947)	—
Total distributions to shareholders	(20,003,449)	(19,620,682)
Capital share transactions:
Net proceeds from sales of shares	23,444,984	48,229,460
Net asset value of shares issued to shareholder in reinvestment of distributions	19,905,421	19,507,022
Cost of shares redeemed	(41,306,194)	(62,267,515)
Increase (decrease) in net assets derived from capital share transactions	2,044,211	5,468,967
Net increase (decrease) in net assets	96,410,288	(434,363)
Net Assets
Beginning of period	373,817,089	374,251,452
End of period	$470,227,377	$373,817,089
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class A		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.86	$ 15.10	$ 15.60	$ 17.01	$ 14.37	$ 15.36
Net investment income (loss) (a)	0.08	0.19	0.15	0.12	0.12	0.10
Net realized and unrealized gain (loss) on investments	4.43	0.38	0.93	(0.59)	3.08	(0.28)
Total from investment operations	4.51	0.57	1.08	(0.47)	3.20	(0.18)
Less distributions:
From net investment income	(0.08)	(0.28)	(0.18)	(0.36)	(0.13)	(0.15)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.81)	(0.81)	(1.58)	(0.94)	(0.56)	(0.81)
Net asset value at end of period	$ 18.56	$ 14.86	$ 15.10	$ 15.60	$ 17.01	$ 14.37
Total investment return (b)	30.98%	3.70%	8.72%	(3.15)%	22.91%	(1.07)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%††	1.29%	1.06%	0.69%	0.73%	0.73%
Net expenses (c)	0.39%††	0.41%	0.43%	0.38%	0.40%	0.41%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 346,089	$ 258,743	$ 248,068	$ 236,201	$ 242,172	$ 128,723

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Investor Class		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.84	$ 15.08	$ 15.58	$ 16.98	$ 14.34	$ 15.33
Net investment income (loss) (a)	0.06	0.17	0.13	0.09	0.09	0.08
Net realized and unrealized gain (loss) on investments	4.43	0.38	0.93	(0.59)	3.09	(0.28)
Total from investment operations	4.49	0.55	1.06	(0.50)	3.18	(0.20)
Less distributions:
From net investment income	(0.04)	(0.26)	(0.16)	(0.32)	(0.11)	(0.13)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.77)	(0.79)	(1.56)	(0.90)	(0.54)	(0.79)
Net asset value at end of period	$ 18.56	$ 14.84	$ 15.08	$ 15.58	$ 16.98	$ 14.34
Total investment return (b)	30.89%	3.55%	8.52%	(3.34)%	22.80%	(1.23)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	1.18%	0.89%	0.56%	0.61%	0.57%
Net expenses (c)	0.55%††	0.55%	0.55%	0.55%	0.55%	0.55%
Expenses (before waiver/reimbursement) (c)	0.69%††	0.72%	0.72%	0.64%	0.59%	0.60%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 78,068	$ 73,492	$ 75,913	$ 66,924	$ 71,378	$ 123,415

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class B		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.40	$ 14.64	$ 15.13	$ 16.51	$ 13.96	$ 14.92
Net investment income (loss) (a)	0.01	0.08	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	4.28	0.34	0.89	(0.60)	2.99	(0.27)
Total from investment operations	4.29	0.42	0.93	(0.62)	2.98	(0.29)
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)
Net asset value at end of period	$ 17.96	$ 14.40	$ 14.64	$ 15.13	$ 16.51	$ 13.96
Total investment return (b)	30.38%	2.80%	7.73%	(4.09)%	21.85%	(1.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.18%††	0.55%	0.28%	(0.13)%	(0.05)%	(0.13)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.47%	1.47%	1.39%	1.35%	1.35%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 21,006	$ 19,651	$ 25,905	$ 32,586	$ 43,643	$ 45,733

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2021*	Year Ended October 31,
Class C		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 14.42	$ 14.66	$ 15.15	$ 16.53	$ 13.97	$ 14.94
Net investment income (loss) (a)	0.00	0.07	0.05	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	4.30	0.35	0.88	(0.59)	3.01	(0.28)
Total from investment operations	4.30	0.42	0.93	(0.62)	2.99	(0.30)
Less distributions:
From net investment income	—	(0.13)	(0.02)	(0.18)	(0.00)‡	(0.01)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.73)	(0.66)	(1.42)	(0.76)	(0.43)	(0.67)
Net asset value at end of period	$ 17.99	$ 14.42	$ 14.66	$ 15.15	$ 16.53	$ 13.97
Total investment return (b)	30.41%	2.79%	7.72%	(4.08)%	21.90%	(2.02)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.05%††	0.49%	0.33%	(0.16)%	(0.15)%	(0.16)%
Net expenses (c)	1.30%††	1.30%	1.30%	1.30%	1.30%	1.30%
Expenses (before waiver/reimbursement) (c)	1.44%††	1.47%	1.47%	1.39%	1.35%	1.35%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 16,530	$ 15,805	$ 18,411	$ 23,998	$ 29,233	$ 24,268

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,
Class I		2020	2019	2018	2017	2016
Net asset value at beginning of period	$ 15.15	$ 15.37	$ 15.86	$ 17.29	$ 14.59	$ 15.58
Net investment income (loss) (a)	0.10	0.24	0.21	0.16	0.15	0.13
Net realized and unrealized gain (loss) on investments	4.51	0.39	0.93	(0.61)	3.15	(0.27)
Total from investment operations	4.61	0.63	1.14	(0.45)	3.30	(0.14)
Less distributions:
From net investment income	(0.11)	(0.32)	(0.23)	(0.40)	(0.17)	(0.19)
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	(0.66)
Total distributions	(0.84)	(0.85)	(1.63)	(0.98)	(0.60)	(0.85)
Net asset value at end of period	$ 18.92	$ 15.15	$ 15.37	$ 15.86	$ 17.29	$ 14.59
Total investment return (b)	31.11%	4.02%	8.97%	(2.98)%	23.27%	(0.79)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.15%††	1.60%	1.40%	0.96%	0.95%	0.94%
Net expenses (c)	0.14%††	0.16%	0.16%	0.13%	0.15%	0.16%
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 6,267	$ 4,727	$ 4,894	$ 5,915	$ 6,751	$ 4,593

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	Year Ended October 31,				February 29, 2016^ through October 31, 2016
Class R3		2020	2019	2018	2017
Net asset value at beginning of period	$ 14.74	$ 15.00	$ 15.51	$ 16.96	$ 14.34	$ 12.94
Net investment income (loss) (a)	0.04	0.11	0.06	0.00‡	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	4.41	0.40	0.97	(0.53)	3.13	1.43
Total from investment operations	4.45	0.51	1.03	(0.53)	3.14	1.40
Less distributions:
From net investment income	(0.03)	(0.24)	(0.14)	(0.34)	(0.09)	—
From net realized gain on investments	(0.73)	(0.53)	(1.40)	(0.58)	(0.43)	—
Total distributions	(0.76)	(0.77)	(1.54)	(0.92)	(0.52)	—
Net asset value at end of period	$ 18.43	$ 14.74	$ 15.00	$ 15.51	$ 16.96	$ 14.34
Total investment return (b)	30.78%	3.30%	8.34%	(3.51)%	22.46%	10.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%††	0.78%	0.40%	0.01%	0.06%	(0.29)%††
Net expenses (c)	0.74%††	0.76%	0.77%	0.73%	0.73%	0.75%††
Expenses (before waiver/reimbursement) (c)	0.74%††	0.76%	0.77%	0.73%	0.73%	0.76%††
Portfolio turnover rate	15%	36%	35%	48%	30%	25%
Net assets at end of period (in 000’s)	$ 2,023	$ 1,375	$ 1,060	$ 405	$ 204	$ 28

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Equity Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2021*	August 31, 2020^ through October 31,
SIMPLE Class		2020
Net asset value at beginning of period	$ 14.84	$ 15.70**
Net investment income (loss) (a)	0.00	(0.01)
Net realized and unrealized gain (loss) on investments	4.48	(0.85)
Total from investment operations	4.48	(0.86)
Less distributions:
From net investment income	(0.03)	—
From net realized gain on investments	(0.73)	—
Total distributions	(0.76)	—
Net asset value at end of period	$ 18.56	$ 14.84
Total investment return (b)	30.76%	(5.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.01%	(0.27)%
Net expenses†† (c)	0.80%	0.80%
Expenses (before waiver/reimbursement)†† (c)	0.94%	0.97%
Portfolio turnover rate	15%	36%
Net assets at end of period (in 000’s)	$ 244	$ 24

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund (formerly known as MainStay Moderate Growth Allocation Fund) and MainStay Equity Allocation Fund (formerly known as MainStay Growth Allocation Fund) (collectively referred to as the "Allocation Funds" and each individually referred to as an "Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Conservative Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Moderate Allocation Fund[2]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Growth Allocation Fund	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
MainStay Equity Allocation Fund[2,3]	Class A, Investor Class, Class B, Class C, Class I, Class R2, and Class R3 and SIMPLE Class
1.	For each Allocation Fund, Class R6 shares were registered for sale effective as of February 28, 2020, but as of April 30, 2021 were not yet offered for sale.
2.	For the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund and MainStay Equity Allocation, Class R1 shares were registered for sale as of February 28, 2019, but as of April 30, 2021 were not yet offered for sale.
3.	For the MainStay Equity Allocation Fund, Class R2 shares were registered for sale effective February 28, 2019, but as of April 30, 2021 were not yet offered for sale.
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an Allocation Fund may be converted to one or more other share classes of the Allocation Funds as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The investment objective for each of the Allocation Funds is as follows:
The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth Allocation Fund seeks seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity Allocation Fund seeks long-term growth of capital.
The Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its

72	MainStay Asset Allocation Funds

affiliates (the “Underlying Funds”). The MainStay Equity Allocation Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in Underlying Equity Funds.
Note 2–Significant Accounting Policies
The Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of each Allocation Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Funds' assets and liabilities) rests with New York Life Investments. To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Allocation Funds' third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price an Allocation Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Allocation Fund. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each Allocation Fund’s assets and liabilities as of April 30, 2021, is included at the end of each Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.
73

Notes to Financial Statements (Unaudited) (continued)
Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Allocation Funds will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Fund within the allowable time limits.
The Manager evaluates each Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Funds' financial statements. The Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund each intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. The MainStay Conservative Allocation Fund intends to declare and dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the respective Allocation Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Funds, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.
Additionally, the Allocation Funds may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

74	MainStay Asset Allocation Funds

(G) Swap Contracts. The Allocation Funds may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Allocation Funds will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Allocation Funds receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Allocation Funds' current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Allocation Funds typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Allocation Funds' exposure to the credit risk of its original counterparty. The Allocation Funds will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Allocation Funds would be required to post in an uncleared transaction.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Allocation Funds bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Allocation Funds may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.
Equity Swaps (Total Return Swaps). Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Allocation Funds enters into a “long” equity swap, the counterparty may agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Allocation Funds will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Allocation Funds' return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Allocation Funds on the notional amount. Alternatively, when the Allocation Funds enters into a “short” equity swap, the counterparty will generally agree to pay the Allocation Funds the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Allocation Funds sold a particular referenced security or securities short, less the dividend expense that the Allocation Funds would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Allocation Funds will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.
Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Allocation Funds is contractually obligated to make. If the other party to an equity swap defaults, the Allocation Funds' risk of loss consists of the net amount of payments that the Allocation Funds is contractually entitled to receive, if any. The Allocation Funds will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Allocation Funds' current obligations. The Allocation Funds and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Allocation Funds' borrowing restrictions.
75

Notes to Financial Statements (Unaudited) (continued)
Equity swaps are derivatives and their value can be very volatile. The Allocation Funds may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Allocation Funds may suffer a loss, which may be substantial.
(H) LIBOR Replacement Risk. The Allocation Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. However, it is possible that certain LIBOR tenors may continue beyond 2021 and the most widely used LIBOR tenors may continue until mid-2023. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. New York Life Investments is currently working to assess exposure and will modify contracts as necessary.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Allocation Funds' performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Allocation Funds' performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 with respect to certain LIBOR tenors or mid-2023 for the remaining LIBOR tenors.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.
(J) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial positions, performance and cash flows.
The Allocation Funds entered into total return swap contracts to seek to enhance returns or reduce the risk of loss by hedging certain of the Allocation Funds' holdings. These derivatives are not accounted for as hedging instruments.
MainStay Conservative Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$347,669	$347,669
Total Net Realized Gain (Loss)	$347,669	$347,669

Average Notional Amount	Total
Swap Contracts Long	$ 47,951,971
Swap Contracts Short	$(22,448,892)
MainStay Moderate Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$1,311,631	$1,311,631
Total Net Realized Gain (Loss)	$1,311,631	$1,311,631

Average Notional Amount	Total
Swap Contracts Long	$ 85,790,528
Swap Contracts Short	$(42,665,019)
MainStay Growth Allocation Fund

76	MainStay Asset Allocation Funds

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$667,238	$667,238
Total Net Realized Gain (Loss)	$667,238	$667,238

Average Notional Amount	Total
Swap Contracts Long	$ 85,399,622
Swap Contracts Short	$(41,211,907)
MainStay Equity Allocation Fund
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2021:
Net Realized Gain (Loss) from:	Equity Contracts Risk	Total
Swap Contracts	$2,748,543	$2,748,543
Total Net Realized Gain (Loss)	$2,748,543	$2,748,543

Average Notional Amount	Total
Swap Contracts Long	$ 37,328,771
Swap Contracts Short	$(20,501,477)
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds' Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds. The Allocation Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Funds.
The Allocation Funds do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Funds invest.
77

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Investor Class	Class B	Class C	Class I	Class R1	Class R2	Class R3	SIMPLE Class
MainStay Conservative Allocation Fund	0.50%	0.55%	1.30%	1.30%	0.25%	0.35%	0.60%	0.85%	0.80%
MainStay Moderate Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Growth Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.60	0.85	0.80
MainStay Equity Allocation Fund	0.50	0.55	1.30	1.30	0.25	0.35	0.00	0.85	0.80

This agreement will remain in effect until February 28, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2021, New York Life Investments waived its fees and/or reimbursed expenses of the Allocation Funds as follows:
Fund	Total
MainStay Conservative Allocation Fund	$ 26,496
MainStay Moderate Allocation Fund	90,487
MainStay Growth Allocation Fund	113,417
MainStay Equity Allocation Fund	84,029
JPMorgan provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds' administrative operations. For providing these services to the Allocation Funds, JPMorgan is compensated by New York Life Investments.
Prior to November 23, 2020, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Funds. The Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75%of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1fee of 0.50%. Class I and Class R1 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2021, shareholder service fees incurred by the Fund were as follows:
MainStay Conservative Allocation Fund
Class R2	$ 59
Class R3	670

78	MainStay Asset Allocation Funds

MainStay Moderate Allocation Fund
Class R2	$ 78
Class R3	545

MainStay Growth Allocation Fund
Class R1	$ 20
Class R2	50
Class R3	639

MainStay Equity Allocation Fund
Class R3	$ 864
(C) Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended April 30, 2021, was as follows:
MainStay Conservative Allocation Fund
Class A	$ 19,806
Investor Class	7,713

MainStay Moderate Allocation Fund
Class A	$ 36,063
Investor Class	25,175

MainStay Growth Allocation Fund
Class A	$ 36,590
Investor Class	24,470

MainStay Equity Allocation Fund
Class A	$ 20,755
Investor Class	16,508
The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2021, as follows:
MainStay Conservative Allocation Fund
Class A	$ 4,007
Class B	3,290
Class C	967

MainStay Moderate Allocation Fund
Class A	$ 7,064
Investor Class	19
Class B	6,217
Class C	666

MainStay Growth Allocation Fund
Class A	$ 2,777
Investor Class	18
Class B	4,121
Class C	1,566

MainStay Equity Allocation Fund
Class A	$ 507
Investor Class	1
Class B	12,369
Class C	4,130
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021 for SIMPLE Class shares and February 28, 2021 for all other share classes, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2021, transfer agent expenses incurred by the Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Conservative Allocation Fund	Expense	Waived
Class A	$ 91,533	$ —
Investor Class	61,982	—
Class B	19,237	—
Class C	52,272	—
Class I	2,047	—
Class R2	28	—
Class R3	320	—
SIMPLE Class	127	—

79

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund	Expense	Waived
Class A	$ 155,252	$ —
Investor Class	187,686	—
Class B	56,673	—
Class C	64,375	—
Class I	2,333	—
Class R2	39	—
Class R3	268	—
SIMPLE Class	385	—

MainStay Growth Allocation Fund	Expense	Waived
Class A	$ 180,432	$ —
Investor Class	240,177	—
Class B	62,693	—
Class C	60,887	—
Class I	2,779	—
Class R1	11	—
Class R2	29	—
Class R3	368	—
SIMPLE Class	913	—

MainStay Equity Allocation Fund	Expense	Waived
Class A	$ 103,286	$ —
Investor Class	146,117	—
Class B	39,515	—
Class C	32,517	—
Class I	1,871	—
Class R3	570	—
SIMPLE Class	214	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

80	MainStay Asset Allocation Funds

(F) Investments in Affiliates (in 000’s).  During the six-month period ended April 30, 2021, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:
MainStay Conservative Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 8,944	$ 57	$ (1,302)	$ 148	$ 2,162	$ 10,009	$ 97	$ —	411
IQ 500 International ETF	7,613	203	(1,929)	47	2,621	8,555	86	—	263
IQ Candriam ESG International Equity ETF	7,577	—	(964)	178	1,823	8,614	66	—	295
IQ Candriam ESG U.S. Equity ETF	13,323	195	(1,142)	145	3,421	15,942	89	—	449
IQ Chaikin U.S. Large Cap ETF	9,398	125	(1,097)	195	2,758	11,379	82	—	350
IQ Chaikin U.S. Small Cap ETF	9,665	69	(3,699)	663	4,251	10,949	80	—	312
IQ S&P High Yield Low Volatility Bond ETF	4,659	304	(45)	—	35	4,953	90	—	198
Mainstay Candriam Emerging Markets Equity Fund Class R6	7,199	343	(1,793)	480	1,298	7,527	38	—	558
MainStay Epoch Capital Growth Fund Class I	2	1,696	(122)	10	236	1,822	—(a)	—	117
MainStay Epoch International Choice Fund Class I	4,624	37	(580)	121	924	5,126	37	—	124
MainStay Epoch U.S. Equity Yield Fund Class R6	9,395	138	(1,356)	165	2,130	10,472	127	—	551
MainStay Floating Rate Fund Class R6	14,005	7,972	(171)	(1)	449	22,254	236	—	2,438
MainStay MacKay International Equity Fund Class R6	4,360	674	(1,382)	109	750	4,511	6	188	204
MainStay MacKay S&P 500 Index Fund Class I	18,660	3,860	(7,744)	915	2,630	18,321	275	1,536	333
MainStay MacKay Short Duration High Yield Fund Class I	34,288	4,657	(540)	(4)	1,478	39,879	890	—	4,045
MainStay MacKay Total Return Bond Fund Class R6	230,371	8,391	(25,731)	1,051	(4,909)	209,173	2,754	2,584	18,774
MainStay Short Term Bond Fund Class I	—	2,505	(13)	—	(10)	2,482	8	—	252
MainStay U.S. Government Liquidity Fund	9,631	53,084	(26,959)	—	—	35,756	1	—	35,756
MainStay Winslow Large Cap Growth Fund Class R6	16,373	1,125	(1,557)	472	2,478	18,891	—	826	1,295
Mainstay WMC Enduring Capital Fund Class R6(b)(c)(d)	10,038	7,240	(2,676)	603	(1,669)	13,536	32	4,645	409
Mainstay WMC Growth Fund Class R6(e)(f)	9,849	3,657	(5,190)	1,962	(330)	9,948	—	294	188
Mainstay WMC International Research Equity Fund Class I(g)	4,680	798	(1,481)	(172)	1,172	4,997	111	—	626
Mainstay WMC Small Companies Fund Class I(h)	10,291	58	(3,656)	917	3,323	10,933	—	—	322
Mainstay WMC Value Fund Class R6(i)(j)	10,639	440	(2,228)	761	2,433	12,045	87	353	223
	$ 455,584	$ 97,628	$ (93,357)	$ 8,765	$ 29,454	$ 498,074	$ 5,192	$ 10,426

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
81

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 14,168	$ 6	$ (944)	$ 150	$ 3,625	$ 17,005	$ 165	$ —	699
IQ 500 International ETF	18,928	253	(4,403)	139	6,575	21,492	227	—	662
IQ Candriam ESG International Equity ETF	13,712	3,848	—	—	3,983	21,543	149	—	738
IQ Candriam ESG U.S. Equity ETF	27,384	4,748	(525)	21	7,972	39,600	210	—	1,114
IQ Chaikin U.S. Large Cap ETF	27,753	—	(4,069)	734	7,821	32,239	235	—	992
IQ Chaikin U.S. Small Cap ETF	21,009	1,474	(4,611)	1,122	10,839	29,833	208	—	851
IQ S&P High Yield Low Volatility Bond ETF	7,701	699	(54)	—	56	8,402	151	—	336
Mainstay Candriam Emerging Markets Equity Fund Class R6	22,491	1,132	(7,791)	2,147	3,300	21,279	113	—	1,579
MainStay Epoch Capital Growth Fund Class I	530	2,550	(423)	129	284	3,070	1	58	198
MainStay Epoch International Choice Fund Class I	15,616	124	(3,556)	1,006	2,422	15,612	123	—	377
MainStay Epoch U.S. Equity Yield Fund Class R6	27,992	352	(7,216)	859	5,568	27,555	353	—	1,450
MainStay Floating Rate Fund Class R6	3,845	12,983	(92)	—	113	16,849	97	—	1,846
MainStay MacKay International Equity Fund Class R6	11,058	3,156	(2,369)	34	2,228	14,107	16	463	638
MainStay MacKay S&P 500 Index Fund Class I	47,832	10,701	(13,616)	1,577	7,862	54,356	710	3,975	988
MainStay MacKay Short Duration High Yield Fund Class I	37,402	7,913	(392)	(3)	1,591	46,511	993	—	4,718
MainStay MacKay Total Return Bond Fund Class R6	265,676	11,176	(44,212)	1,855	(6,080)	228,415	3,087	2,989	20,501
MainStay Short Term Bond Fund Class I	—	4,244	(18)	—	(16)	4,210	13	—	427
MainStay U.S. Government Liquidity Fund	14,013	96,406	(42,130)	—	—	68,289	2	—	68,289
MainStay Winslow Large Cap Growth Fund Class R6	43,159	2,089	(6,280)	1,917	5,538	46,423	—	2,089	3,183
Mainstay WMC Enduring Capital Fund Class R6(a)(b)(c)	31,027	20,950	(9,413)	2,311	(5,221)	39,654	101	13,813	1,200
Mainstay WMC Growth Fund Class R6(d)(e)	24,880	6,495	(12,982)	4,745	(558)	22,580	—	820	428
Mainstay WMC International Research Equity Fund Class I(f)	15,520	1,920	(5,373)	(93)	3,396	15,370	371	—	1,926
Mainstay WMC Small Companies Fund Class I(g)	22,981	228	(2,721)	661	9,833	30,982	—	—	912
Mainstay WMC Value Fund Class R6(h)(i)	32,019	1,262	(9,594)	3,500	5,527	32,714	249	1,012	605
	$ 746,696	$ 194,709	$ (182,784)	$ 22,811	$ 76,658	$ 858,090	$ 7,574	$ 25,219

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
82	MainStay Asset Allocation Funds

MainStay Growth Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 14,407	$ 4	$ (145)	$ 24	$ 3,833	$ 18,123	$ 171	$ —	745
IQ 500 International ETF	24,478	—	(2,443)	71	8,929	31,035	318	—	956
IQ Candriam ESG International Equity ETF	14,193	7,479	—	—	4,100	25,772	154	—	882
IQ Candriam ESG U.S. Equity ETF	29,470	15,662	—	—	9,806	54,938	276	—	1,546
IQ Chaikin U.S. Large Cap ETF	35,923	5	(919)	131	11,380	46,520	325	—	1,432
IQ Chaikin U.S. Small Cap ETF	27,568	17	(408)	77	15,056	42,310	268	—	1,208
IQ S&P High Yield Low Volatility Bond ETF	7,704	966	—	—	53	8,723	154	—	349
Mainstay Candriam Emerging Markets Equity Fund Class R6	31,723	170	(7,990)	2,107	5,836	31,846	170	—	2,362
MainStay Epoch Capital Growth Fund Class I	1,017	2,321	(570)	170	250	3,188	3	112	205
MainStay Epoch International Choice Fund Class I	23,796	189	(4,371)	1,222	4,118	24,954	189	—	602
MainStay Epoch U.S. Equity Yield Fund Class R6	38,662	493	(9,120)	847	8,202	39,084	493	—	2,057
MainStay Floating Rate Fund Class R6	3,851	13,619	(91)	—	113	17,492	100	—	1,917
MainStay MacKay International Equity Fund Class R6	16,601	740	(73)	11	3,354	20,633	23	665	933
MainStay MacKay S&P 500 Index Fund Class I	60,921	16,084	(12,496)	932	11,645	77,086	918	5,143	1,400
MainStay MacKay Short Duration High Yield Fund Class I	37,411	9,325	(38)	—	1,589	48,287	1,004	—	4,898
MainStay MacKay Total Return Bond Fund Class R6	112,354	4,024	(53,843)	1,736	(2,875)	61,396	1,055	1,217	5,511
MainStay Short Term Bond Fund Class I	—	4,395	(7)	—	(17)	4,371	14	—	443
MainStay U.S. Government Liquidity Fund	13,548	120,828	(66,833)	—	—	67,543	2	—	67,543
MainStay Winslow Large Cap Growth Fund Class R6	60,469	2,974	(6,052)	1,507	9,147	68,045	—	2,974	4,666
Mainstay WMC Enduring Capital Fund Class R6(a)(b)(c)	43,730	30,342	(12,485)	2,773	(7,032)	57,328	143	19,921	1,734
Mainstay WMC Growth Fund Class R6(d)(e)	34,937	4,879	(17,272)	6,000	45	28,589	—	1,208	541
Mainstay WMC International Research Equity Fund Class I(f)	23,440	583	(5,934)	291	4,830	23,210	566	—	2,908
Mainstay WMC Small Companies Fund Class I(g)	42,756	—	(16,187)	7,316	10,403	44,288	—	—	1,304
Mainstay WMC Value Fund Class R6(h)(i)	44,370	1,781	(11,963)	4,256	8,619	47,063	352	1,428	870
	$ 743,329	$ 236,880	$ (229,240)	$ 29,471	$ 111,384	$ 891,824	$ 6,698	$ 32,668

(a)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(b)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(c)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(e)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(f)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(g)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(h)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(i)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
83

Notes to Financial Statements (Unaudited) (continued)
MainStay Equity Allocation Fund
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ 50 Percent Hedged FTSE International ETF	$ 6,907	$ 196	$ (5)	$ 1	$ 1,850	$ 8,949	$ 82	$ —	368
IQ 500 International ETF	17,072	—	(3,889)	194	5,910	19,287	206	—	594
IQ Candriam ESG International Equity ETF	5,869	10,597	—	—	2,010	18,476	88	—	633
IQ Candriam ESG U.S. Equity ETF	23,267	7,987	—	—	7,169	38,423	195	—	1,081
IQ Chaikin U.S. Large Cap ETF	20,433	3,423	(10)	—	6,826	30,672	198	—	944
IQ Chaikin U.S. Small Cap ETF	12,547	2,392	(7)	1	7,137	22,070	128	—	630
Mainstay Candriam Emerging Markets Equity Fund Class R6	21,794	595	(5,197)	1,241	4,435	22,868	124	—	1,696
MainStay Epoch Capital Growth Fund Class I	135	1,416	(97)	27	194	1,675	—(a)	14	108
MainStay Epoch International Choice Fund Class I	14,397	116	(1,795)	503	2,777	15,998	116	—	386
MainStay Epoch U.S. Equity Yield Fund Class R6	26,931	361	(5,653)	615	5,920	28,174	360	—	1,483
MainStay MacKay International Equity Fund Class R6	13,318	552	(1,778)	232	2,439	14,763	18	533	667
MainStay MacKay S&P 500 Index Fund Class I	40,481	12,126	(6,426)	387	8,218	54,786	617	3,454	995
MainStay U.S. Government Liquidity Fund	11,905	45,504	(41,497)	—	—	15,912	1	—	15,912
MainStay Winslow Large Cap Growth Fund Class R6	39,596	2,006	(2,191)	601	6,519	46,531	—	2,006	3,191
Mainstay WMC Enduring Capital Fund Class R6(b)(c)(d)	26,633	21,596	(4,557)	930	(4,353)	40,249	92	13,730	1,218
Mainstay WMC Growth Fund Class R6(e)(f)	22,236	1,358	(9,527)	3,159	669	17,895	—	767	339
Mainstay WMC International Research Equity Fund Class I(g)	14,605	549	(3,182)	332	2,929	15,233	352	—	1,909
Mainstay WMC Small Companies Fund Class I(h)	24,705	—	(10,383)	4,213	5,994	24,529	—	—	722
Mainstay WMC Value Fund Class R6(i)(j)	30,767	1,282	(7,534)	1,652	7,612	33,779	253	1,028	624
	$ 373,598	$ 112,056	$ (103,728)	$ 14,088	$ 74,255	$ 470,269	$ 2,830	$ 21,532

(a)	Less than $500.
(b)	Prior to March 5, 2021, known as MainStay MacKay Common Stock Fund Class I.
(c)	As of April 23, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay Epoch U.S. All Cap Fund Class R6 into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(d)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Enduring Capital Fund Class I into the newly launched MainStay WMC Enduring Capital Fund Class R6.
(e)	Prior to March 5, 2021, known as MainStay MacKay Growth Fund Class I.
(f)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Growth Fund Class I into the newly launched MainStay WMC Growth Fund Class R6.
(g)	Prior to March 5, 2021, known as MainStay MacKay International Opportunities Fund Class I.
(h)	Prior to March 5, 2021, known as MainStay MacKay Small Cap Core Fund Class I.
(i)	Prior to April 26, 2021, known as MainStay MAP Equity Fund Class I.
(j)	As of April 26, 2021, the Fund exchanged in a nontaxable transfer of all shares of the MainStay WMC Value Fund Class I into the newly launched MainStay WMC Value Fund Class R6.
84	MainStay Asset Allocation Funds

(G) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Allocation Funds with the values and percentages of net assets as follows:
MainStay Conservative Allocation Fund
SIMPLE Class	$27,097	18.2%

MainStay Moderate Allocation Fund
SIMPLE Class	$28,280	6.0%

MainStay Growth Allocation Fund
SIMPLE Class	$29,593	3.0%

MainStay Equity Allocation Fund
SIMPLE Class	$30,900	12.7%
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of each Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Conservative Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$434,374,891	$63,736,999	$(38,381)	$63,698,618

MainStay Moderate Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$644,140,797	$213,965,943	$(16,275)	$213,949,668

MainStay Growth Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$699,436,344	$194,269,780	$(1,880,894)	$192,388,886

MainStay Equity Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$353,346,104	$119,244,931	$(2,321,372)	$116,923,559
85

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2020
Fund	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Conservative Allocation Fund	$ 9,198,346	$ 2,245,431	$11,443,777
MainStay Moderate Allocation Fund	13,963,635	14,572,508	28,536,143
MainStay Growth Allocation Fund	12,956,780	20,040,357	32,997,137
MainStay Equity Allocation Fund	6,391,973	13,228,709	19,620,682
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Allocation Funds. Custodial fees are charged to each Allocation Fund based on each Allocation Fund's net assets and/or the market value of securities held by each Allocation Fund and the number of certain transactions incurred by each Allocation Fund.
Prior to November 23, 2020, these services were provided by State Street. The services provided by State Street are a direct expense of each Allocation Fund and are included in the Statement of Operations as Custodian fees which totaled $2,519, $2,482, $2,648 and $2,426 for MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund, respectively, for the period November 1, 2020 through November 22, 2020.
Note 6–Line of Credit
The Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the six-month period ended April 30, 2021, there were no borrowings made or outstanding with respect to the Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Allocation Funds.
86	MainStay Asset Allocation Funds

Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2021, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Conservative Allocation Fund	$ 45,186	$ 66,398
MainStay Moderate Allocation Fund	99,001	140,655
MainStay Growth Allocation Fund	116,431	162,407
MainStay Equity Allocation Fund	66,551	62,231
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2021 and the year ended October 31, 2020, were as follows:
MainStay Conservative Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,706,593	$ 21,999,294
Shares issued to shareholders in reinvestment of distributions	1,142,808	14,502,235
Shares redeemed	(2,315,184)	(29,869,032)
Net increase (decrease) in shares outstanding before conversion	534,217	6,632,497
Shares converted into Class A (See Note 1)	791,509	10,214,681
Shares converted from Class A (See Note 1)	(3,704)	(47,762)
Net increase (decrease)	1,322,022	$ 16,799,416
Year ended October 31, 2020:
Shares sold	4,555,270	$ 54,134,250
Shares issued to shareholders in reinvestment of distributions	748,023	8,838,479
Shares redeemed	(5,264,826)	(62,758,118)
Net increase (decrease) in shares outstanding before conversion	38,467	214,611
Shares converted into Class A (See Note 1)	1,078,679	13,029,268
Shares converted from Class A (See Note 1)	(17,626)	(202,003)
Net increase (decrease)	1,099,520	$ 13,041,876

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	269,471	$ 3,469,731
Shares issued to shareholders in reinvestment of distributions	125,516	1,592,726
Shares redeemed	(219,645)	(2,829,100)
Net increase (decrease) in shares outstanding before conversion	175,342	2,233,357
Shares converted into Investor Class (See Note 1)	126,746	1,634,322
Shares converted from Investor Class (See Note 1)	(408,473)	(5,292,213)
Net increase (decrease)	(106,385)	$ (1,424,534)
Year ended October 31, 2020:
Shares sold	824,431	$ 9,792,729
Shares issued to shareholders in reinvestment of distributions	91,231	1,079,940
Shares redeemed	(529,487)	(6,320,941)
Net increase (decrease) in shares outstanding before conversion	386,175	4,551,728
Shares converted into Investor Class (See Note 1)	147,572	1,756,832
Shares converted from Investor Class (See Note 1)	(872,820)	(10,567,390)
Net increase (decrease)	(339,073)	$ (4,258,830)

87

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	71,452	$ 900,078
Shares issued to shareholders in reinvestment of distributions	36,979	463,346
Shares redeemed	(79,827)	(869,528)
Net increase (decrease) in shares outstanding before conversion	28,604	493,896
Shares converted from Class B (See Note 1)	(96,737)	(1,232,650)
Net increase (decrease)	(68,133)	$ (738,754)
Year ended October 31, 2020:
Shares sold	39,533	$ 470,803
Shares issued to shareholders in reinvestment of distributions	25,596	300,141
Shares redeemed	(197,490)	(2,328,031)
Net increase (decrease) in shares outstanding before conversion	(132,361)	(1,557,087)
Shares converted from Class B (See Note 1)	(230,140)	(2,719,083)
Net increase (decrease)	(362,501)	$ (4,276,170)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	143,085	$ 1,814,837
Shares issued to shareholders in reinvestment of distributions	108,257	1,356,457
Shares redeemed	(408,012)	(4,983,963)
Net increase (decrease) in shares outstanding before conversion	(156,670)	(1,812,669)
Shares converted from Class C (See Note 1)	(420,631)	(5,323,237)
Net increase (decrease)	(577,301)	$ (7,135,906)
Year ended October 31, 2020:
Shares sold	275,411	$ 3,236,982
Shares issued to shareholders in reinvestment of distributions	68,242	799,730
Shares redeemed	(920,352)	(10,825,879)
Net increase (decrease) in shares outstanding before conversion	(576,699)	(6,789,167)
Shares converted from Class C (See Note 1)	(110,122)	(1,302,106)
Net increase (decrease)	(686,821)	$ (8,091,273)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	63,595	$ 835,388
Shares issued to shareholders in reinvestment of distributions	25,654	328,978
Shares redeemed	(50,502)	(866,081)
Net increase (decrease)	38,747	$ 298,285
Year ended October 31, 2020:
Shares sold	121,201	$ 1,463,681
Shares issued to shareholders in reinvestment of distributions	20,782	248,251
Shares redeemed	(272,227)	(3,243,975)
Net increase (decrease) in shares outstanding before conversion	(130,244)	(1,532,043)
Shares converted into Class I (See Note 1)	356	4,482
Net increase (decrease)	(129,888)	$ (1,527,561)

88	MainStay Asset Allocation Funds

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares sold	425	$ 5,522
Shares issued to shareholders in reinvestment of distributions	350	4,447
Shares redeemed	(7)	(91)
Net increase (decrease)	768	$ 9,878
Year ended October 31, 2020:
Shares sold	1,111	$ 13,003
Shares issued to shareholders in reinvestment of distributions	219	2,596
Shares redeemed	(805)	(9,888)
Net increase (decrease)	525	$ 5,711

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	39,038	$ 510,431
Shares issued to shareholders in reinvestment of distributions	3,560	45,029
Shares redeemed	(3,948)	(187,956)
Net increase (decrease)	38,650	$ 367,504
Year ended October 31, 2020:
Shares sold	40,680	$ 447,674
Shares issued to shareholders in reinvestment of distributions	1,616	19,000
Shares redeemed	(1,777)	(20,785)
Net increase (decrease)	40,519	$ 445,889

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,328	$ 69,126
Shares issued to shareholders in reinvestment of distributions	241	3,052
Shares redeemed	(72)	(940)
Net increase (decrease) in shares outstanding before conversion	5,497	71,238
Shares converted into SIMPLE Class (See Note 1)	3,638	46,859
Net increase (decrease)	9,135	$ 118,097
Year ended October 31, 2020:(a)
Shares sold	2,216	$ 27,849
Net increase (decrease)	2,216	$ 27,849

(a)	The inception date of the class was August 31, 2020.
89

Notes to Financial Statements (Unaudited) (continued)
MainStay Moderate Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	2,009,377	$ 29,199,123
Shares issued to shareholders in reinvestment of distributions	2,419,872	34,047,604
Shares redeemed	(3,191,540)	(46,065,507)
Net increase (decrease) in shares outstanding before conversion	1,237,709	17,181,220
Shares converted into Class A (See Note 1)	1,749,692	25,488,702
Shares converted from Class A (See Note 1)	(8,421)	(122,258)
Net increase (decrease)	2,978,980	$ 42,547,664
Year ended October 31, 2020:
Shares sold	3,980,972	$ 51,876,101
Shares issued to shareholders in reinvestment of distributions	1,649,087	21,767,987
Shares redeemed	(7,300,012)	(94,067,591)
Net increase (decrease) in shares outstanding before conversion	(1,669,953)	(20,423,503)
Shares converted into Class A (See Note 1)	2,346,618	30,922,266
Shares converted from Class A (See Note 1)	(25,967)	(318,880)
Net increase (decrease)	650,698	$ 10,179,883

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	728,322	$ 10,559,251
Shares issued to shareholders in reinvestment of distributions	382,335	5,394,756
Shares redeemed	(447,542)	(6,481,628)
Net increase (decrease) in shares outstanding before conversion	663,115	9,472,379
Shares converted into Investor Class (See Note 1)	168,759	2,465,410
Shares converted from Investor Class (See Note 1)	(1,290,450)	(18,856,467)
Net increase (decrease)	(458,576)	$ (6,918,678)
Year ended October 31, 2020:
Shares sold	2,140,418	$ 27,805,461
Shares issued to shareholders in reinvestment of distributions	280,917	3,716,653
Shares redeemed	(1,042,213)	(13,639,757)
Net increase (decrease) in shares outstanding before conversion	1,379,122	17,882,357
Shares converted into Investor Class (See Note 1)	292,774	3,788,048
Shares converted from Investor Class (See Note 1)	(1,986,800)	(26,285,522)
Net increase (decrease)	(314,904)	$ (4,615,117)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	11,352	$ 162,946
Shares issued to shareholders in reinvestment of distributions	103,272	1,444,773
Shares redeemed	(175,673)	(2,520,856)
Net increase (decrease) in shares outstanding before conversion	(61,049)	(913,137)
Shares converted from Class B (See Note 1)	(240,083)	(3,458,069)
Net increase (decrease)	(301,132)	$ (4,371,206)
Year ended October 31, 2020:
Shares sold	49,147	$ 643,908
Shares issued to shareholders in reinvestment of distributions	85,393	1,120,352
Shares redeemed	(343,812)	(4,428,240)
Net increase (decrease) in shares outstanding before conversion	(209,272)	(2,663,980)
Shares converted from Class B (See Note 1)	(515,047)	(6,618,766)
Net increase (decrease)	(724,319)	$ (9,282,746)

90	MainStay Asset Allocation Funds

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	102,359	$ 1,471,542
Shares issued to shareholders in reinvestment of distributions	123,469	1,726,099
Shares redeemed	(351,382)	(5,043,226)
Net increase (decrease) in shares outstanding before conversion	(125,554)	(1,845,585)
Shares converted from Class C (See Note 1)	(395,231)	(5,678,336)
Net increase (decrease)	(520,785)	$ (7,523,921)
Year ended October 31, 2020:
Shares sold	222,124	$ 2,860,726
Shares issued to shareholders in reinvestment of distributions	93,150	1,222,134
Shares redeemed	(854,209)	(11,040,666)
Net increase (decrease) in shares outstanding before conversion	(538,935)	(6,957,806)
Shares converted from Class C (See Note 1)	(117,390)	(1,495,118)
Net increase (decrease)	(656,325)	$ (8,452,924)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	75,205	$ 1,089,847
Shares issued to shareholders in reinvestment of distributions	36,516	517,062
Shares redeemed	(78,022)	(1,127,120)
Net increase (decrease) in shares outstanding before conversion	33,699	479,789
Shares converted into Class I (See Note 1)	3,206	46,741
Net increase (decrease)	36,905	$ 526,530
Year ended October 31, 2020:
Shares sold	101,719	$ 1,358,661
Shares issued to shareholders in reinvestment of distributions	35,866	476,302
Shares redeemed	(376,366)	(4,920,331)
Net increase (decrease)	(238,781)	$ (3,085,368)

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	591	$ 8,311
Shares redeemed	—	(1)
Net increase (decrease)	591	$ 8,310
Year ended October 31, 2020:
Shares sold	397	$ 5,096
Shares issued to shareholders in reinvestment of distributions	432	5,717
Shares redeemed	(1,335)	(16,920)
Net increase (decrease)	(506)	$ (6,107)

91

Notes to Financial Statements (Unaudited) (continued)
Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	30,162	$ 437,443
Shares issued to shareholders in reinvestment of distributions	3,804	53,481
Shares redeemed	(15,862)	(228,099)
Net increase (decrease)	18,104	$ 262,825
Year ended October 31, 2020:
Shares sold	10,784	$ 139,435
Shares issued to shareholders in reinvestment of distributions	2,661	35,092
Shares redeemed	(17,176)	(228,592)
Net increase (decrease)	(3,731)	$ (54,065)

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	25,549	$ 370,561
Shares issued to shareholders in reinvestment of distributions	402	5,676
Shares redeemed	(5,224)	(75,734)
Net increase (decrease) in shares outstanding before conversion	20,727	300,503
Shares converted into SIMPLE Class (See Note 1)	7,898	114,277
Net increase (decrease)	28,625	$ 414,780
Year ended October 31, 2020:(a)
Shares sold	2,241	$ 31,026
Net increase (decrease) in shares outstanding before conversion	2,241	31,026
Shares converted into SIMPLE Class (See Note 1)	574	7,972
Net increase (decrease)	2,815	$ 38,998

(a)	The inception date of the class was August 31, 2020.
MainStay Growth Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	1,623,401	$ 26,261,695
Shares issued to shareholders in reinvestment of distributions	2,020,573	31,376,307
Shares redeemed	(3,301,920)	(53,081,627)
Net increase (decrease) in shares outstanding before conversion	342,054	4,556,375
Shares converted into Class A (See Note 1)	2,135,176	34,561,071
Shares converted from Class A (See Note 1)	(23,046)	(370,234)
Net increase (decrease)	2,454,184	$ 38,747,212
Year ended October 31, 2020:
Shares sold	3,068,182	$ 42,357,978
Shares issued to shareholders in reinvestment of distributions	1,676,335	24,172,839
Shares redeemed	(7,195,515)	(100,026,192)
Net increase (decrease) in shares outstanding before conversion	(2,450,998)	(33,495,375)
Shares converted into Class A (See Note 1)	2,502,392	35,854,845
Shares converted from Class A (See Note 1)	(51,533)	(687,081)
Net increase (decrease)	(139)	$ 1,672,389

92	MainStay Asset Allocation Funds

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	633,504	$ 10,181,632
Shares issued to shareholders in reinvestment of distributions	398,593	6,206,093
Shares redeemed	(507,847)	(8,154,313)
Net increase (decrease) in shares outstanding before conversion	524,250	8,233,412
Shares converted into Investor Class (See Note 1)	150,718	2,461,595
Shares converted from Investor Class (See Note 1)	(1,758,565)	(28,469,946)
Net increase (decrease)	(1,083,597)	$ (17,774,939)
Year ended October 31, 2020:
Shares sold	1,937,477	$ 26,904,667
Shares issued to shareholders in reinvestment of distributions	383,654	5,539,985
Shares redeemed	(1,281,335)	(17,937,941)
Net increase (decrease) in shares outstanding before conversion	1,039,796	14,506,711
Shares converted into Investor Class (See Note 1)	264,556	3,621,432
Shares converted from Investor Class (See Note 1)	(2,191,990)	(31,581,352)
Net increase (decrease)	(887,638)	$ (13,453,209)

Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	5,147	$ 81,578
Shares issued to shareholders in reinvestment of distributions	95,067	1,462,126
Shares redeemed	(142,826)	(2,263,184)
Net increase (decrease) in shares outstanding before conversion	(42,612)	(719,480)
Shares converted from Class B (See Note 1)	(213,788)	(3,411,318)
Net increase (decrease)	(256,400)	$ (4,130,798)
Year ended October 31, 2020:
Shares sold	15,077	$ 199,799
Shares issued to shareholders in reinvestment of distributions	99,366	1,419,936
Shares redeemed	(431,351)	(5,931,247)
Net increase (decrease) in shares outstanding before conversion	(316,908)	(4,311,512)
Shares converted from Class B (See Note 1)	(453,254)	(6,187,533)
Net increase (decrease)	(770,162)	$ (10,499,045)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	77,656	$ 1,228,808
Shares issued to shareholders in reinvestment of distributions	95,377	1,467,859
Shares redeemed	(245,466)	(3,902,924)
Net increase (decrease) in shares outstanding before conversion	(72,433)	(1,206,257)
Shares converted from Class C (See Note 1)	(320,907)	(5,171,857)
Net increase (decrease)	(393,340)	$ (6,378,114)
Year ended October 31, 2020:
Shares sold	182,885	$ 2,518,183
Shares issued to shareholders in reinvestment of distributions	84,385	1,205,856
Shares redeemed	(534,301)	(7,414,089)
Net increase (decrease) in shares outstanding before conversion	(267,031)	(3,690,050)
Shares converted from Class C (See Note 1)	(87,272)	(1,179,655)
Net increase (decrease)	(354,303)	$ (4,869,705)

93

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	91,019	$ 1,480,092
Shares issued to shareholders in reinvestment of distributions	30,069	472,689
Shares redeemed	(55,123)	(902,275)
Net increase (decrease) in shares outstanding before conversion	65,965	1,050,506
Shares converted into Class I (See Note 1)	2,260	35,141
Shares converted from Class I (See Note 1)	(569)	(9,450)
Net increase (decrease)	67,656	$ 1,076,197
Year ended October 31, 2020:
Shares sold	82,979	$ 1,147,287
Shares issued to shareholders in reinvestment of distributions	32,381	472,121
Shares redeemed	(317,430)	(4,544,108)
Net increase (decrease) in shares outstanding before conversion	(202,070)	(2,924,700)
Shares converted into Class I (See Note 1)	365	5,465
Net increase (decrease)	(201,705)	$ (2,919,235)

Class R1	Shares	Amount
Period ended April 30, 2021:
Shares sold	358	$ 5,876
Shares issued to shareholders in reinvestment of distributions	122	1,920
Shares redeemed	(6)	(102)
Net increase (decrease)	474	$ 7,694
Year ended October 31, 2020:
Shares sold	373	$ 4,987
Shares issued to shareholders in reinvestment of distributions	80	1,161
Shares redeemed	(3)	(52)
Net increase (decrease)	450	$ 6,096

Class R2	Shares	Amount
Period ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	322	$ 4,993
Shares redeemed	(598)	(9,933)
Net increase (decrease)	(276)	$ (4,940)
Year ended October 31, 2020:
Shares sold	181	$ 2,641
Shares issued to shareholders in reinvestment of distributions	301	4,340
Shares redeemed	(3,336)	(48,954)
Net increase (decrease)	(2,854)	$ (41,973)

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	14,619	$ 234,556
Shares issued to shareholders in reinvestment of distributions	3,423	52,983
Shares redeemed	(19,927)	(329,961)
Net increase (decrease)	(1,885)	$ (42,422)
Year ended October 31, 2020:
Shares sold	40,591	$ 562,546
Shares issued to shareholders in reinvestment of distributions	3,608	51,850
Shares redeemed	(56,120)	(770,351)
Net increase (decrease)	(11,921)	$ (155,955)

94	MainStay Asset Allocation Funds

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	31,163	$ 502,965
Shares issued to shareholders in reinvestment of distributions	1,055	16,432
Shares redeemed	(10,571)	(171,108)
Net increase (decrease) in shares outstanding before conversion	21,647	348,289
Shares converted into SIMPLE Class (See Note 1)	23,197	374,998
Net increase (decrease)	44,844	$ 723,287
Year ended October 31, 2020:(a)
Shares sold	2,253	$ 33,721
Net increase (decrease) in shares outstanding before conversion	2,253	33,721
Shares converted into SIMPLE Class (See Note 1)	10,286	153,879
Net increase (decrease)	12,539	$ 187,600

(a)	The inception date of the class was August 31, 2020.
MainStay Equity Allocation Fund
Class A	Shares	Amount
Period ended April 30, 2021:
Shares sold	857,791	$ 14,849,833
Shares issued to shareholders in reinvestment of distributions	872,418	14,499,584
Shares redeemed	(1,783,107)	(30,947,557)
Net increase (decrease) in shares outstanding before conversion	(52,898)	(1,598,140)
Shares converted into Class A (See Note 1)	1,295,221	22,522,324
Shares converted from Class A (See Note 1)	(10,646)	(185,583)
Net increase (decrease)	1,231,677	$ 20,738,601
Year ended October 31, 2020:
Shares sold	1,931,070	$ 27,082,898
Shares issued to shareholders in reinvestment of distributions	897,152	13,555,975
Shares redeemed	(3,120,522)	(44,762,253)
Net increase (decrease) in shares outstanding before conversion	(292,300)	(4,123,380)
Shares converted into Class A (See Note 1)	1,297,821	19,275,661
Shares converted from Class A (See Note 1)	(20,097)	(263,137)
Net increase (decrease)	985,424	$ 14,889,144

Investor Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	398,531	$ 6,862,777
Shares issued to shareholders in reinvestment of distributions	202,760	3,371,905
Shares redeemed	(265,572)	(4,585,484)
Net increase (decrease) in shares outstanding before conversion	335,719	5,649,198
Shares converted into Investor Class (See Note 1)	76,385	1,344,500
Shares converted from Investor Class (See Note 1)	(1,158,380)	(20,107,953)
Net increase (decrease)	(746,276)	$(13,114,255)
Year ended October 31, 2020:
Shares sold	1,263,235	$ 18,001,306
Shares issued to shareholders in reinvestment of distributions	247,282	3,736,474
Shares redeemed	(641,225)	(9,331,023)
Net increase (decrease) in shares outstanding before conversion	869,292	12,406,757
Shares converted into Investor Class (See Note 1)	146,615	2,051,268
Shares converted from Investor Class (See Note 1)	(1,096,498)	(16,439,492)
Net increase (decrease)	(80,591)	$ (1,981,467)

95

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Period ended April 30, 2021:
Shares sold	6,962	$ 117,943
Shares issued to shareholders in reinvestment of distributions	56,825	916,583
Shares redeemed	(130,615)	(2,200,873)
Net increase (decrease) in shares outstanding before conversion	(66,828)	(1,166,347)
Shares converted from Class B (See Note 1)	(128,503)	(2,165,338)
Net increase (decrease)	(195,331)	$ (3,331,685)
Year ended October 31, 2020:
Shares sold	20,634	$ 270,100
Shares issued to shareholders in reinvestment of distributions	74,978	1,105,929
Shares redeemed	(219,674)	(3,052,600)
Net increase (decrease) in shares outstanding before conversion	(124,062)	(1,676,571)
Shares converted from Class B (See Note 1)	(280,314)	(3,857,734)
Net increase (decrease)	(404,376)	$ (5,534,305)

Class C	Shares	Amount
Period ended April 30, 2021:
Shares sold	35,947	$ 604,603
Shares issued to shareholders in reinvestment of distributions	48,679	786,655
Shares redeemed	(161,482)	(2,726,089)
Net increase (decrease) in shares outstanding before conversion	(76,856)	(1,334,831)
Shares converted from Class C (See Note 1)	(100,270)	(1,722,907)
Net increase (decrease)	(177,126)	$ (3,057,738)
Year ended October 31, 2020:
Shares sold	116,621	$ 1,602,083
Shares issued to shareholders in reinvestment of distributions	54,379	803,179
Shares redeemed	(272,878)	(3,834,122)
Net increase (decrease) in shares outstanding before conversion	(101,878)	(1,428,860)
Shares converted from Class C (See Note 1)	(57,811)	(766,566)
Net increase (decrease)	(159,689)	$ (2,195,426)

Class I	Shares	Amount
Period ended April 30, 2021:
Shares sold	32,885	$ 571,872
Shares issued to shareholders in reinvestment of distributions	15,490	262,250
Shares redeemed	(29,316)	(507,868)
Net increase (decrease)	19,059	$ 326,254
Year ended October 31, 2020:
Shares sold	58,859	$ 883,398
Shares issued to shareholders in reinvestment of distributions	16,530	254,066
Shares redeemed	(81,587)	(1,197,521)
Net increase (decrease)	(6,198)	$ (60,057)

96	MainStay Asset Allocation Funds

Class R3	Shares	Amount
Period ended April 30, 2021:
Shares sold	17,307	$ 295,568
Shares issued to shareholders in reinvestment of distributions	3,904	64,497
Shares redeemed	(4,716)	(79,299)
Net increase (decrease)	16,495	$ 280,766
Year ended October 31, 2020:
Shares sold	25,100	$ 364,584
Shares issued to shareholders in reinvestment of distributions	3,420	51,399
Shares redeemed	(5,937)	(89,996)
Net increase (decrease)	22,583	$ 325,987

SIMPLE Class	Shares	Amount
Period ended April 30, 2021:
Shares sold	8,131	$ 142,388
Shares issued to shareholders in reinvestment of distributions	237	3,947
Shares redeemed	(14,874)	(259,024)
Net increase (decrease) in shares outstanding before conversion	(6,506)	(112,689)
Shares converted into SIMPLE Class (See Note 1)	18,059	314,957
Net increase (decrease)	11,553	$ 202,268
Year ended October 31, 2020:(a)
Shares sold	1,598	$ 25,091
Net increase (decrease)	1,598	$ 25,091

(a)	The inception date of the class was August 31, 2020.

Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Allocation Funds' performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

97

Board Consideration and Approval of Management Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Growth Allocation Fund and MainStay Equity Allocation Fund (“Funds”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of the Management Agreement for a one-year period.
In reaching the decision to approve the continuation of the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments that follow investment strategies similar to those of each Fund, if any, and, when applicable, the rationale for any differences in each Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of the Management Agreement and investment performance reports on each Fund as well as presentations from New York Life Investments personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to each Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding each Fund’s distribution arrangements. In addition, the Board received information regarding each Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of each Fund, among other information.
In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to each Fund by New York Life Investments; (ii) the qualifications of the portfolio managers of each Fund and the historical investment performance of each Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Fund; (iv) the extent to which economies of scale have been realized or may be realized as each Fund grows and the extent to which economies of scale have benefited or may benefit each Fund’s shareholders; and (v) the reasonableness of each Fund’s management fee and total ordinary operating expenses. Although the Board recognized that comparisons between each Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing each Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments. The Board’s decision with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed

98	MainStay Asset Allocation Funds

that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision. The Board evaluated the continuation of the Management Agreement on a Fund-by-Fund basis, and its decision was made separately with respect to each Fund.
Nature, Extent and Quality of Services Provided by New York Life Investments
The Board examined the nature, extent and quality of the services that New York Life Investments provides to each Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of each Fund. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to each Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to each Fund.
The Board also considered the range of services that New York Life Investments provides to the Funds under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Funds. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Funds and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’
liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to each Fund and considered the terms of the Management Agreement. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Funds and advising other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and New York Life Investments’ overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and acknowledged New York Life Investments’ commitment to further developing and strengthening compliance programs relating to the Funds. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Funds. In this regard, the Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments to continue to provide the same nature, extent and quality of services to each Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that each Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating each Fund’s investment performance, the Board considered investment performance results over various periods in light of each Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, each Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on each Fund’s gross and net returns, each Fund’s investment performance compared to relevant investment categories and each Fund’s benchmarks, each Fund’s risk-adjusted investment performance and each Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Fund as compared to peer funds.
99

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
The Board also gave weight to its discussions with senior management at New York Life Investments concerning each Fund’s investment performance as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed to take, to seek to enhance each Fund’s investment performance and the results of those actions.
Because the Funds invest substantially all their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Funds invest, including the investment performance of the underlying funds.
Based on these considerations, the Board concluded that its review of each Fund’s investment performance and related information supported a determination to approve the continuation of the Management Agreement.
Costs of the Services Provided, and Profits Realized, by New York Life Investments
The Board considered the costs of the services provided under the Management Agreement. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Funds.
The Board noted that the Funds do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. The Board considered that the Funds’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of each Fund. The Board also considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Funds. The Board recognized that each Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to each Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with each Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Funds, including the potential rationale for and costs associated with investments in this money market fund by the Funds, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Funds.
The Board observed that New York Life Investments’ affiliates also earn revenues from serving each Fund in various other capacities, including as each Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with each Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of each Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with each Fund were not excessive.

100	MainStay Asset Allocation Funds

Management Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Fund’s total ordinary operating expenses.
In assessing the reasonableness of each Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Funds indirectly pay by investing in underlying funds that charge a management fee. The Board considered New York Life Investments’ process for monitoring and addressing potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of each Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of each Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Funds, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on each Fund’s expenses. The Board also considered that in proposing fees for each Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to each Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of each Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and each Fund’s transfer agent, charges each Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Funds. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Funds.
The Board considered that, because the Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of each Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that each Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether each Fund’s expense structure permits economies of scale to be appropriately shared with each Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how each Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Funds do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Funds invest and the benefit of any breakpoints in the management fee
101

Board Consideration and Approval of Management Agreement (Unaudited) (continued)
schedules for the underlying MainStay Funds would pass through to shareholders of the Funds at the specified levels of underlying MainStay Fund assets.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of each Fund’s shareholders through each Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.
102	MainStay Asset Allocation Funds

Discussion of the Operation and Effectiveness of the Allocation Funds' Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Allocation Funds have adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Allocation Funds' liquidity risk (the risk that the Allocation Funds could not meet requests to redeem shares issued by the Allocation Funds without significant dilution of remaining investors’ interests in the Allocation Funds). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Allocation Funds' liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Allocation Funds' liquidity developments and (iii) the Allocation Funds' investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Allocation Funds' liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Allocation Fund's portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator's liquidity classification determinations are made by taking into account the Allocation Funds' reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Allocation Funds' prospectus for more information regarding the Allocation Funds' exposure to liquidity risk and other risks to which it may be subject.
103

Proxy Voting Record
Each Allocation Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
104	MainStay Asset Allocation Funds

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737576MS071-21	MSAA10-06/21
(NYLIM) NL224

MainStay MacKay Intermediate Tax Free Bond Fund

Message from the President and Annual Report
April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Although the pandemic continued to spread during much of the 12-month reporting period ended April 30, 2021, stock and bond markets were buoyed by an extraordinary combination of monetary and fiscal stimulus, and they largely rebounded from lows reached early in 2020.
Economic activity was restricted during most of the reporting period, but monetary policy kept interest rates low and helped markets function while fiscal stimulus provided a broad range of relief, including to individuals and small businesses. Markets stabilized early on, anticipating further stimulus and the possible development of vaccines.
Investors initially sought safety in higher-quality bonds, including Treasuries. Technology stocks that benefited from work-from-home orders were also favored, and by August the S&P 500® Index, a widely followed measure of U.S. equities, was reaching record highs. That month the Federal Reserve also articulated a new stance on inflation, saying it would tolerate higher price increases than in the past.
With the approval of vaccines in November, market sentiment shifted dramatically. Anticipating a continued economic expansion, investors shifted into corporate bonds and more cyclical sectors of the stock market. A $900 billion relief package passed in December added to the brighter outlook, and investors increasingly moved out of safer investments, causing the price on the 10-year Treasury bond to fall and the yield to rise. But rising Treasury yields, combined with brighter economic prospects and attractively priced cyclical and value stocks, took a toll on the valuations on technology and growth-oriented stocks, causing these shares to falter.
In January, the Federal Reserve opted to leave interest rates unchanged, indicating that the pace of the global recovery was still uncertain and noting that pricing pressures were still low. But the extraordinary fiscal and monetary stimulus that had been crucial to the recovery soon began to cause some inflation concerns. In March, the $1.9 billion American Rescue Plan was passed, calling for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with a proposed $2 trillion infrastructure spending bill, added to growing concerns about higher prices.
In fixed-income markets, investment grade corporate bonds performed well early in the reporting period, due in part to support from Federal Reserve purchases, but like longer-dated Treasuries, they later declined as investors viewed their historically low yields in light of rising inflation expectations. High-yield bonds, on the other hand, remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Better-than-expected tax revenues, $350 billion in support from Washington, and the possibility of an increase in federal income tax rates combined to help municipal bonds post modest gains despite some heightened volatility.
Although the S&P 500® Index posted double-digit gains and repeatedly hit record highs during the reporting period, the shift in sentiment from growth-oriented to value-oriented stocks was disruptive, resulting in large declines in stocks that had benefited from work-from-home orders. As a result, value stocks outperformed growth stocks in the second half of the reporting period. For the full 12-month reporting period, however, growth stocks still outperformed value stocks.
With investor sentiment moving away from growth-oriented companies, cyclical sectors performed well. Financials led the way, along with materials and industrials. The more defensive sectors, including consumer staples, utilities, and health care, lagged. A shift in investor sentiment was also evident in the performance of small-cap stocks, which easily outperformed large caps. While developed markets trailed the U.S. market somewhat, emerging markets benefited from surging commodities prices, finishing ahead of the U.S.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2021
Class	Sales Charge		Inception Date	One Year	Since Inception	Gross Expense Ratio[1]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	6/28/2019	5.07%	1.91%	1.12%
		Excluding sales charges		10.02	4.49	1.12
Investor Class Shares[2]	Maximum 4% Initial Sales Charge	With sales charges	6/28/2019	4.71	1.66	1.13
		Excluding sales charges		9.65	4.24	1.13
Class C Shares	Maximum 1% CDSC	With sales charges	6/28/2019	8.49	4.04	1.38
	if redeemed Within One Year of Purchase	Excluding sales charges		9.49	4.04	1.38
Class I Shares	No Sales Charge		6/28/2019	10.28	4.69	0.87
Class R6 Shares	No Sales Charge		6/28/2019	10.28	4.70	0.86

1.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
2.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	One Year	Since Inception
Bloomberg Barclays Municipal 1-15 Yr Blend Index[1]	6.33%	3.80%
Morningstar Municipal National Intermediate Category Average[2]	8.30	3.86

1.	The Bloomberg Barclays Municipal 1-15 Yr Blend Index is the Fund’s primary broad-based securities-market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
2.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Intermediate Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Intermediate Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,040.10	$3.64	$1,021.22	$3.61	0.72%
Investor Class Shares	$1,000.00	$1,036.40	$5.30	$1,019.59	$5.26	1.05%
Class C Shares	$1,000.00	$1,036.20	$6.51	$1,018.40	$6.46	1.29%
Class I Shares	$1,000.00	$1,040.30	$2.53	$1,022.32	$2.51	0.50%
Class R6 Shares	$1,000.00	$1,040.20	$2.53	$1,022.32	$2.51	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
Illinois	15.8%
New York	9.3
California	8.3
Pennsylvania	5.0
Florida	4.7
Utah	3.7
Washington	3.5
Texas	3.2
New Jersey	3.1
Nevada	3.0
Georgia	2.7
Connecticut	2.7
Guam	2.2
Idaho	2.0
Indiana	1.9
Michigan	1.9
Colorado	1.8
Louisiana	1.8
Mississippi	1.7
New Mexico	1.7%
Nebraska	1.6
Missouri	1.5
Alabama	1.3
South Carolina	1.3
Ohio	1.2
Puerto Rico	1.1
Arizona	1.1
Maryland	1.0
North Carolina	0.9
Kentucky	0.9
New Hampshire	0.9
Wisconsin	0.8
Kansas	0.7
Alaska	0.5
U.S. Virgin Islands	0.2
Other Assets, Less Liabilities	5.0
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	California Municipal Finance Authority, 5.00%, due 5/15/26–5/15/36
2.	Metropolitan Transportation Authority, 5.00%, due 11/15/29–11/15/42
3.	State of New Jersey, 4.00%, due 6/1/30
4.	Cook County Township High School District No. 220 Reavis, 5.00%, due 12/1/29
5.	State of Connecticut, 4.00%, due 5/1/36–5/1/38
6.	Washington State Convention Center Public Facilities District, 5.00%, due 7/1/37
7.	City of Shreveport LA, 5.00%, due 12/1/32
8.	Chicago Park District, 5.00%, due 1/1/23–1/1/24
9.	Chicago Board of Education, (zero coupon)-5.00%, due 12/1/25–12/1/34
10.	Utah Charter School Finance Authority, 4.00%-5.00%, due 4/15/25–4/15/40

8	MainStay MacKay Intermediate Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Intermediate Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021, Class I shares of MainStay MacKay Intermediate Tax Free Bond Fund returned 10.28%, outperforming the 6.33% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. Over the same period, Class I shares also outperformed the 8.30% return of the Morningstar Muni National Intermediate Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund outperformed the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend primarily due to credit selection. Security selection in the AA-rated2 bond category, largely representing insured bonds, made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) However, underweight exposure to AAA-rated3 bonds detracted from those results. Among states, the Fund’s overweight allocation to Illinois bonds contributed positively to performance, while security selection among New Jersey holdings weakened those results. Moreover, selection among bonds maturing seven years and greater contributed positively to relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund used U.S. Treasury futures to maintain a neutral duration4 relative to the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend. This position contributed positively to the relative performance of the Fund.
What was the Fund’s duration strategy during the reporting period?
As of the end of the reporting period, the Fund's modified duration to worst was 4.10 years while the modified duration to worst5 of the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend was 4.14 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, the Fund’s security selection in the special tax, local general obligation and education sectors assisted relative results. Meanwhile, the leasing sector detracted from relative performance. No other sectors detracted from relative results over the reporting period. The Fund’s small allocation to the incremental tax and resource recovery sectors contributed the least to absolute performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.
How did the Fund’s sector weighting change during the reporting period?
There were no material changes in the Fund’s sector exposure during the reporting period; however, there was increased exposure to the transportation and special tax sectors and decreased exposure to the housing and local general obligation sectors. Among ratings, the Fund increased its credit exposure to

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘AAA’ has the highest rating assigned S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

BBB-rated6 bonds, while decreasing its exposure to AAA-rated7 bonds during the reporting period. Lastly, across states, the Fund added to its New York and Illinois exposure and trimmed exposure to Minnesota and Massachusetts.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held an overweight position relative to the Bloomberg Barclays Municipal Bond Index 1–15 Year Blend in the local general obligation and other revenue sectors and held an underweight position in the state general obligation and prerefunded/ETM (escrowed to maturity) sectors. Across states, the Fund held overweight exposure to Illinois bonds and underweight exposure to bonds from California and Texas. As of the same date, the Fund held modestly overweight exposure to bonds rated below investment grade, which are not included in the benchmark, while holding underweight exposure to AAA-rated bonds. The Fund’s yield curve positioning was barbelled, with greater-than-benchmark exposure to the zero-to-one year part of the maturity spectrum and overweight exposure beyond seven years, while also holding underweight exposure to bonds maturing between one and seven years.
6.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
7.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Intermediate Tax Free Bond Fund

Portfolio of Investments April 30, 2021†
	Principal Amount	Value
Municipal Bonds 95.0%
Long-Term Municipal Bonds 93.8%
Alabama 1.3%
Chilton County Health Care Authority, Sales Tax, Chilton County Hospital Project, Revenue Bonds
Series A
5.00%, due 11/1/28	$ 200,000	$ 232,594
Homewood Educational Building Authority, Samford University, Revenue Bonds
Insured: AGM
5.00%, due 12/1/41	500,000	537,721
		770,315
Alaska 0.5%
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series 2020 A
5.00%, due 6/1/28	250,000	289,680
Arizona 1.1%
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC, Revenue Bonds
5.00%, due 11/1/23	250,000	277,511
5.00%, due 11/1/25	340,000	402,599
		680,110
California 8.3%
ABAG Finance Authority for Nonprofit Corp., Windemere Ranch Infrastructure Financing Program, Special Tax
Insured: AGM
5.00%, due 9/2/30	70,000	87,705
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
5.00%, due 6/1/30	250,000	331,701
California Municipal Finance Authority, UCR North District Phhase I Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 5/15/26	500,000	600,942
	Principal Amount	Value

California (continued)
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 5/15/36	$ 1,000,000	$ 1,231,577
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series 2021 A
4.00%, due 9/2/26 (a)	260,000	288,051
City of Los Angeles, Department of Airports, Revenue Bonds
5.00%, due 5/15/32 (b)	650,000	827,331
Riverside County Community Facilities Districts, Special Tax
Insured: AGM
4.00%, due 9/1/40	200,000	238,015
Roseville Joint Union High School District, School Financing Project, Certificate of Participation
Insured: BAM
2.125%, due 6/1/35	500,000	504,112
South Bay Union School District, Unlimited General Obligation
(zero coupon), due 8/1/22	1,000,000	994,434
		5,103,868
Colorado 1.8%
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-2
5.00%, due 8/1/32	110,000	140,061
Series A-2
5.00%, due 8/1/33	90,000	114,045
Series A-1
5.00%, due 8/1/34	75,000	94,769
Series A-1
5.00%, due 8/1/35	105,000	132,399
Crystal Valley Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/36	500,000	597,174
		1,078,448
Connecticut 2.7%
State of Connecticut, Special Tax
4.00%, due 5/1/36	500,000	597,919

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
State of Connecticut, Special Tax
Series A
4.00%, due 5/1/38 (a)	$ 500,000	$ 605,731
University of Connecticut, Revenue Bonds
Series A, Insured: BAM
5.00%, due 1/15/37	385,000	465,366
		1,669,016
Florida 4.7%
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Insured: AGM
4.00%, due 7/1/38	250,000	305,980
County of Osceola, Transportation, Revenue Bonds
Series A-1
5.00%, due 10/1/31	350,000	453,903
East Nassau Stewardship District, Special Assessment
2.40%, due 5/1/26	50,000	50,073
Florida Municipal Power Agency, Revenue Bonds
Series A
3.00%, due 10/1/33	100,000	109,863
Harbor Bay Community Development District, Special Assessment
Series A-1
3.10%, due 5/1/24	445,000	453,546
Series A-2
3.10%, due 5/1/24	295,000	300,685
Pinellas County Industrial Development Authority, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project, Revenue Bonds
5.00%, due 7/1/29	600,000	687,076
State of Florida, Unlimited General Obligation
Series C
4.00%, due 6/1/30	500,000	519,928
Verano No. 3 Community Development District, Special Assessment
2.375%, due 5/1/26	50,000	50,277
		2,931,331
	Principal Amount	Value

Georgia 1.9%
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
5.00%, due 7/1/22	$ 500,000	$ 528,235
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.00%, due 1/1/38	500,000	613,382
		1,141,617
Guam 2.2%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.25%, due 7/1/33	500,000	552,975
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/34	385,000	400,238
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series D
5.00%, due 11/15/27	365,000	419,605
		1,372,818
Idaho 2.0%
Idaho Health Facilities Authority, ADA County Coroner Project, Revenue Bonds
4.00%, due 9/1/40	400,000	471,513
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	370,000	412,071
Idaho Housing & Finance Association, Revenue Bonds
Series A
5.00%, due 7/15/33	250,000	333,964
		1,217,548
Illinois 15.8%
Chicago Board of Education, Capital Appreciation, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 12/1/25	500,000	469,378
Chicago Board of Education, Unlimited General Obligation
Series A
5.00%, due 12/1/34	500,000	620,057

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Intermediate Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series C
5.00%, due 1/1/28	$ 200,000	$ 238,918
Series C
5.00%, due 1/1/34	250,000	296,970
Chicago Park District, Limited General Obligation
Series C
5.00%, due 1/1/23	500,000	535,382
Series B
5.00%, due 1/1/24	500,000	556,229
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
Insured: AGM
5.00%, due 1/1/31	500,000	557,634
City of Monmouth IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/27	300,000	317,913
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation
Insured: BAM
5.00%, due 12/1/29	1,000,000	1,293,694
Illinois Finance Authority, Carle Foundation (The), Revenue Bonds
Series A
5.00%, due 8/15/34 (a)	250,000	333,684
Kankakee County School District No. 111 Kankakee, Limited General Obligation
Insured: BAM
4.00%, due 1/1/23	265,000	278,669
Peoria County Community Unit School District No. 323, Unlimited General Obligation
4.00%, due 4/1/28	250,000	295,294
Regional Transportation Authority, Revenue Bonds
Series A, Insured: NATL
5.50%, due 7/1/24	160,000	184,497
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/30	500,000	646,798
	Principal Amount	Value

Illinois (continued)
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 6/1/29	$ 555,000	$ 718,807
Sangamon Logan & Menard Counties Community Unit School Dist No. 15 Williamsville, Unlimited General Obligation
Series B, Insured: BAM
5.00%, due 12/1/34	250,000	316,587
Southwestern Illinois Development Authority, Southwestern Illinois Flood Prevention District Council, Revenue Bonds
4.00%, due 4/15/33	250,000	299,540
State of Illinois, Unlimited General Obligation
Series D
5.00%, due 11/1/24	250,000	284,600
5.50%, due 5/1/39	500,000	638,162
Village of Mundelein, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/25	210,000	240,475
Insured: AGM
4.00%, due 12/15/39	250,000	290,175
Village of Westchester, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/21	350,000	357,536
		9,770,999
Indiana 1.9%
City of Fort Wayne IN, Waterworks Utility, Revenue Bonds
Series A
0.05%, due 12/1/39 (c)	1,275,000	834,699
Muncie Sanitary District, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/29	250,000	321,820
		1,156,519
Kansas 0.7%
City of Wichita KS, Presbyterian Manors, Inc., Revenue Bonds
4.00%, due 5/15/21	450,000	450,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky 0.9%
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
5.00%, due 7/1/28	$ 500,000	$ 575,303
Louisiana 1.8%
City of Shreveport LA, Water & Sewer, Revenue Bonds
Series B, Insured: BAM
5.00%, due 12/1/32	920,000	1,121,070
Maryland 1.0%
County of Frederick, Urbana Community Development Authority, Special Tax, Senior Lien
Series A
4.00%, due 7/1/34	500,000	597,403
Michigan 1.9%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/28	240,000	277,436
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/1/34	500,000	607,395
Michigan Finance Authority, Public Lighting Authority Local Project, Revenue Bonds
5.00%, due 7/1/31	100,000	109,121
Michigan Mathematics & Science Initiative, Revenue Bonds
4.00%, due 1/1/31	165,000	186,827
		1,180,779
Mississippi 1.7%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Project, Revenue Bonds
5.00%, due 1/1/34	810,000	1,018,042
Missouri 1.5%
City of St Louis MO, Airport, Revenue Bonds
5.00%, due 7/1/36 (b)	725,000	902,466
	Principal Amount	Value

Nebraska 1.6%
Central Plains Energy Project, Nebraska Gas Project No. 4, Revenue Bonds
5.00%, due 3/1/50 (d)	$ 900,000	$ 1,001,885
Nevada 3.0%
City of North Las Vegas NV, Limited General Obligation
Insured: BAM
5.00%, due 6/1/26	785,000	957,698
City of Sparks NV, Sales Tax, Revenue Bonds, Senior Lien
Series A
2.75%, due 6/15/28 (e)	600,000	618,096
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
5.00%, due 7/1/43	250,000	297,908
		1,873,702
New Hampshire 0.9%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
4.00%, due 4/1/30 (b)	500,000	560,932
New Jersey 3.1%
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds
4.00%, due 7/15/30 (e)	250,000	289,253
Passaic Valley Sewerage Commission, Revenue Bonds
Series J, Insured: AGM
3.00%, due 12/1/32	250,000	278,578
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	1,100,000	1,350,921
		1,918,752
New Mexico 1.7%
City of Santa Fe NM, El Castillo Retirement Residences Project, Revenue Bonds
2.25%, due 5/15/24	300,000	300,535

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Intermediate Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Mexico (continued)
New Mexico Hospital Equipment Loan Council, La Vida Expansion Project, Revenue Bonds
2.25%, due 7/1/23	$ 750,000	$ 750,328
		1,050,863
New York 9.3%
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
4.00%, due 6/1/29	445,000	488,638
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A1
5.00%, due 11/15/29	500,000	594,713
Metropolitan Transportation Authority, Revenue Bonds
Series C
5.00%, due 11/15/38	250,000	268,501
Series C
5.00%, due 11/15/42	500,000	536,079
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
4.00%, due 12/1/36	375,000	440,665
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	500,000	519,950
New York State Dormitory Authority, Revenue Bonds
Series A
3.00%, due 3/15/38	250,000	269,206
New York State Thruway Authority, Revenue Bonds
Series L
5.00%, due 1/1/32	250,000	312,455
New York State Urban Development Corp., Personal Income Tax, General Purpose, Revenue Bonds
Series A
5.00%, due 3/15/36	750,000	976,798
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
5.00%, due 12/1/27	500,000	626,902
	Principal Amount	Value

New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds
4.00%, due 9/1/43	$ 400,000	$ 461,999
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-2
(zero coupon), due 5/15/45 (d)	250,000	267,596
		5,763,502
North Carolina 0.9%
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
5.00%, due 2/1/24	500,000	563,560
Ohio 0.8%
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds
2.875%, due 2/1/26	250,000	261,871
West Carrollton City School District, Unlimited General Obligation
Series A, Insured: School District Credit Program
4.00%, due 12/1/21	250,000	255,559
		517,430
Pennsylvania 5.0%
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
5.00%, due 7/1/34	300,000	371,634
5.00%, due 7/1/35	300,000	370,756
City of Philadelphia PA, Airport, Revenue Bonds
Series A
4.00%, due 7/1/35	500,000	600,751
Dauphin County General Authority, Harrisburg University of Science & Technology, Revenue Bonds
4.25%, due 10/15/26 (e)	100,000	105,005
Forest Hills School District, Limited General Obligation
Insured: BAM
5.00%, due 8/15/22 (a)	250,000	264,680
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
North Pocono School District, Regional Wastewater, Limited General Obligation
Series A, Insured: AGM
4.00%, due 9/15/32	$ 500,000	$ 597,080
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School Project, Revenue Bonds
5.00%, due 6/15/30 (e)	435,000	518,898
Warrior Run School District, Limited General Obligation
Insured: AGM
4.00%, due 9/1/36	255,000	283,106
		3,111,910
Puerto Rico 1.1%
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 7/1/35	100,000	104,036
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-2
4.329%, due 7/1/40	50,000	54,779
Series A-1
4.50%, due 7/1/34	500,000	546,810
		705,625
South Carolina 1.3%
East Richland County Public Service District, Revenue Bonds
4.00%, due 1/1/22	500,000	512,729
South Carolina Public Service Authority, Revenue Bonds
Series A
4.00%, due 12/1/37	250,000	297,888
		810,617
Texas 3.2%
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/37	100,000	129,519
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/28	365,000	440,735
	Principal Amount	Value

Texas (continued)
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
4.00%, due 2/1/34	$ 250,000	$ 287,461
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/22	250,000	268,723
5.00%, due 12/15/23	250,000	279,681
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Revenue Bonds, Senior Lien
4.00%, due 6/30/32	500,000	596,471
		2,002,590
U.S. Virgin Islands 0.2%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: AGM
5.00%, due 10/1/30	100,000	105,136
Utah 3.7%
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/30	100,000	118,801
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/40	250,000	287,550
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/25	135,000	155,756
Insured: UT CSCE
5.00%, due 4/15/28	200,000	247,070
Insured: UT CSCE
5.00%, due 4/15/29	185,000	231,682
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/27	250,000	310,423
Series A
5.00%, due 10/15/28	460,000	567,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Intermediate Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Transit Authority, Revenue Bonds
Series C, Insured: AGM
5.25%, due 6/15/27	$ 300,000	$ 377,583
		2,295,969
Washington 3.5%
Lewis County School District No. 226 Adna, Unlimited General Obligation
Insured: School Bond Guaranty
4.00%, due 12/1/28	390,000	446,936
Washington State Convention Center Public Facilities District, Revenue Bonds
5.00%, due 7/1/37	1,000,000	1,183,982
Washington State Housing Finance Commission, Transforming Age Projects, Revenue Bonds
2.375%, due 1/1/26 (e)	500,000	499,997
		2,130,915
Wisconsin 0.8%
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds
Insured: AGM
5.00%, due 2/15/32	400,000	519,932
Total Long-Term Municipal Bonds (Cost $55,557,770)		57,960,752
Short-Term Municipal Notes 1.2%
Georgia 0.8%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds
0.06%, due 11/1/52 (f)	500,000	500,000
	Principal Amount	Value

Ohio 0.4%
State of Ohio, Republic Services, Inc., Revenue Bonds
0.15%, due 11/1/35 (f)	$ 250,000	$ 250,002
Total Short-Term Municipal Notes (Cost $750,000)		750,002
Total Investments (Cost $56,307,770)	95.0%	58,710,754
Other Assets, Less Liabilities	5.0	3,099,969
Net Assets	100.0%	$ 61,810,723

†	Percentages indicated are based on Fund net assets.
(a)	Delayed delivery security.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(f)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 5 Year Notes	(60)	June 2021	$ (7,432,368)	$ (7,436,250)	$ (3,882)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (continued)
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
U.S. Treasury 10 Year Notes	(35)	June 2021	$ (4,700,835)	$ (4,621,094)	$ 79,741
Net Unrealized Appreciation					$ 75,859

1.	As of April 30, 2021, cash in the amount of $101,375 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
NATL—National Public Finance Guarantee Corp.
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 57,960,752	$ —	$ 57,960,752
Short-Term Municipal Notes	—	750,002	—	750,002
Other Financial Instruments
Futures Contracts (b)	79,741	—	—	79,741
Total Other Financial Instruments	79,741	—	—	79,741
Total Investments in Securities and Other Financial Instruments	$ 79,741	$ 58,710,754	$ —	$ 58,790,495
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (3,882)	$ —	$ —	$ (3,882)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Intermediate Tax Free Bond Fund

Statement of Assets and Liabilities as of April 30, 2021
Assets
Investment in securities, at value (identified cost $56,307,770)	$58,710,754
Cash collateral on deposit at broker for futures contracts	101,375
Cash	2,577,716
Receivables:
Investment securities sold	2,213,063
Interest	665,709
Fund shares sold	70
Other assets	21,541
Total assets	64,290,228
Liabilities
Payables:
Investment securities purchased	2,382,275
Professional fees	60,411
Shareholder communication	9,569
Manager (See Note 3)	9,169
Custodian	7,935
Variation margin on futures contracts	3,984
Transfer agent (See Note 3)	1,429
Fund shares redeemed	844
NYLIFE Distributors (See Note 3)	128
Accrued expenses	3,761
Total liabilities	2,479,505
Net assets	$61,810,723
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,934
Additional paid-in-capital	59,451,770
59,457,704
Total distributable earnings (loss)	2,353,019
Net assets	$61,810,723
Class A
Net assets applicable to outstanding shares	$ 454,275
Shares of beneficial interest outstanding	43,564
Net asset value per share outstanding	$ 10.43
Maximum sales charge (4.50% of offering price)	0.49
Maximum offering price per share outstanding	$ 10.92
Investor Class
Net assets applicable to outstanding shares	$ 33,312
Shares of beneficial interest outstanding	3,199
Net asset value per share outstanding	$ 10.41
Maximum sales charge (4.00% of offering price)	0.43
Maximum offering price per share outstanding	$ 10.84
Class C
Net assets applicable to outstanding shares	$ 112,895
Shares of beneficial interest outstanding	10,837
Net asset value and offering price per share outstanding	$ 10.42
Class I
Net assets applicable to outstanding shares	$61,183,047
Shares of beneficial interest outstanding	5,874,141
Net asset value and offering price per share outstanding	$ 10.42
Class R6
Net assets applicable to outstanding shares	$ 27,194
Shares of beneficial interest outstanding	2,611
Net asset value and offering price per share outstanding	$ 10.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the year ended April 30, 2021
Investment Income (Loss)
Income
Interest	$1,271,934
Expenses
Manager (See Note 3)	229,975
Registration	82,794
Professional fees	66,521
Custodian	19,495
Offering (See Note 2)	16,423
Shareholder communication	11,726
Distribution/Service—Class A (See Note 3)	793
Distribution/Service—Investor Class (See Note 3)	76
Distribution/Service—Class C (See Note 3)	543
Transfer agent (See Note 3)	1,399
Trustees	1,183
Insurance	712
Miscellaneous	8,029
Total expenses before waiver/reimbursement	439,669
Expense waiver/reimbursement from Manager (See Note 3)	(152,825)
Net expenses	286,844
Net investment income (loss)	985,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	602,946
Futures transactions	(129,225)
Net realized gain (loss)	473,721
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,616,769
Futures contracts	329,701
Net change in unrealized appreciation (depreciation)	3,946,470
Net realized and unrealized gain (loss)	4,420,191
Net increase (decrease) in net assets resulting from operations	$5,405,281
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Intermediate Tax Free Bond Fund

Statements of Changes in Net Assets
for the years ended April 30, 2021 and period June 28, 2019 (inception date) through April 30, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 985,090	$ 672,272
Net realized gain (loss)	473,721	97,052
Net change in unrealized appreciation (depreciation)	3,946,470	(1,467,627)
Net increase (decrease) in net assets resulting from operations	5,405,281	(698,303)
Distributions to shareholders:
Class A	(5,923)	(902)
Investor Class	(499)	(515)
Class C	(1,494)	(599)
Class I	(1,204,650)	(1,138,280)
Class R6	(557)	(568)
Total distributions to shareholders	(1,213,123)	(1,140,864)
Capital share transactions:
Net proceeds from sales of shares	8,948,573	52,586,140
Net asset value of shares issued to shareholder in reinvestment of distributions	1,212,572	1,140,649
Cost of shares redeemed	(3,874,286)	(555,916)
Increase (decrease) in net assets derived from capital share transactions	6,286,859	53,170,873
Net increase (decrease) in net assets	10,479,017	51,331,706
Net Assets
Beginning of year	51,331,706	—
End of year	$61,810,723	$51,331,706
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 28, 2019^ through April 30,
Class A	2021	2020
Net asset value at beginning of year	$ 9.65	$ 10.00
Net investment income (loss)	0.15(a)	0.14
Net realized and unrealized gain (loss) on investments	0.82	(0.29)
Total from investment operations	0.97	(0.15)
Less distributions:
From net investment income	(0.19)	(0.14)
From net realized gain on investments	—	(0.06)
Total distributions	(0.19)	(0.20)
Net asset value at end of year	$ 10.43	$ 9.65
Total investment return (b)	10.02%	(1.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47%	1.39%††
Net expenses	0.72%	0.77%††
Expenses (before waiver/reimbursement)	0.98%	1.12%††
Portfolio turnover rate (c)	66%	108%
Net assets at end of year (in 000’s)	$ 454	$ 136

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,	June 28, 2019^ through April 30,
Investor Class	2021	2020
Net asset value at beginning of year	$ 9.65	$ 10.00
Net investment income (loss)	0.13(a)	0.14
Net realized and unrealized gain (loss) on investments	0.80	(0.29)
Total from investment operations	0.93	(0.15)
Less distributions:
From net investment income	(0.17)	(0.14)
From net realized gain on investments	—	(0.06)
Total distributions	(0.17)	(0.20)
Net asset value at end of year	$ 10.41	$ 9.65
Total investment return (b)	9.65%	(1.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.30%††
Net expenses	0.98%	0.79%††
Expenses (before waiver/reimbursement)	1.24%	1.14%††
Portfolio turnover rate (c)	66%	108%
Net assets at end of year (in 000’s)	$ 33	$ 34

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Intermediate Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 28, 2019^ through April 30,
Class C	2021	2020
Net asset value at beginning of year	$ 9.65	$ 10.00
Net investment income (loss)	0.10(a)	0.12
Net realized and unrealized gain (loss) on investments	0.81	(0.29)
Total from investment operations	0.91	(0.17)
Less distributions:
From net investment income	(0.14)	(0.12)
From net realized gain on investments	—	(0.06)
Total distributions	(0.14)	(0.18)
Net asset value at end of year	$ 10.42	$ 9.65
Total investment return (b)	9.49%	(1.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	1.11%††
Net expenses	1.23%	1.03%††
Expenses (before waiver/reimbursement)	1.49%	1.38%††
Portfolio turnover rate (c)	66%	108%
Net assets at end of year (in 000’s)	$ 113	$ 79

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,	June 28, 2019 through April 30,
Class I	2021	2020 ^
Net asset value at beginning of year	$ 9.65	$ 10.00
Net investment income (loss)	0.18(a)	0.16
Net realized and unrealized gain (loss) on investments	0.81	(0.29)
Total from investment operations	0.99	(0.13)
Less distributions:
From net investment income	(0.22)	(0.16)
From net realized gain on investments	—	(0.06)
Total distributions	(0.22)	(0.22)
Net asset value at end of year	$ 10.42	$ 9.65
Total investment return (b)	10.28%	(1.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%	1.57%††
Net expenses	0.50%	0.53%††
Expenses (before waiver/reimbursement)	0.76%	0.88%††
Portfolio turnover rate (c)	66%	108%
Net assets at end of year (in 000’s)	$ 61,183	$ 51,059

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Year Ended April 30,	June 28, 2019^ through April 30,
Class R6	2021	2020
Net asset value at beginning of year	$ 9.65	$ 10.00
Net investment income (loss)	0.18(a)	0.17
Net realized and unrealized gain (loss) on investments	0.81	(0.29)
Total from investment operations	0.99	(0.12)
Less distributions:
From net investment income	(0.22)	(0.17)
From net realized gain on investments	—	(0.06)
Total distributions	(0.22)	(0.23)
Net asset value at end of year	$ 10.42	$ 9.65
Total investment return (b)	10.28%	(1.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%	1.60%††
Net expenses	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.77%	0.86%††
Portfolio turnover rate (c)	66%	108%
Net assets at end of year (in 000’s)	$ 27	$ 25

^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Intermediate Tax Free Bond Fund

Notes to Financial Statements June  29,  2021
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Intermediate Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 28, 2019
Investor Class	June 28, 2019
Class C	June 28, 2019
Class I	June 28, 2019
Class R6	June 28, 2019
SIMPLE Class	N/A*

•	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter ten years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circum-stances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

25

Notes to Financial Statements June  29,  2021 (continued)
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt

26	MainStay MacKay Intermediate Tax Free Bond Fund

securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Offering Costs. Costs were incurred by the Fund in connection with the commencement of the Fund's operations. These costs are being amortized on a straight line basis over 12 months.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
27

Notes to Financial Statements June  29,  2021 (continued)
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(J) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April

28	MainStay MacKay Intermediate Tax Free Bond Fund

30, 2021, 33.3% of the Puerto Rico municipal securities held by the Fund were insured.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of April 30, 2021:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$79,741	$79,741
Total Fair Value	$79,741	$79,741

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(3,882)	$(3,882)
Total Fair Value	$(3,882)	$(3,882)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2021:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$(129,225)	$(129,225)
Total Net Realized Gain (Loss)	$(129,225)	$(129,225)

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$329,701	$329,701
Total Net Change in Unrealized Appreciation (Depreciation)	$329,701	$329,701

Average Notional Amount	Total
Futures Contracts Short	$(6,040,003)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.77% and Class R6, 0.50%. New York Life Investments will apply an
29

Notes to Financial Statements June  29,  2021 (continued)
equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C and Class I shares. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the year ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $229,975 and waived fees and/or reimbursed expenses in the amount of $152,825 and paid the Subadvisor fees in the amount of $38,577.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly distribution fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2021, were $139 and $8, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 6	$—
Investor Class	72	—
Class C	264	—
Class I	1,057	—
Class R6	—	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$ 27,071	6.0%
Investor Class	26,957	80.9
Class C	26,868	23.8
Class I	54,205,482	88.6
Class R6	27,162	99.9

30	MainStay MacKay Intermediate Tax Free Bond Fund

Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$56,969,765	$1,749,651	$(8,662)	$1,740,989
As of April 30, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$337,401	$274,628	$—	$1,740,990	$2,353,019
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and premium amortization.
During the years ended April 30, 2021 and April 30, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 21,824	$ 261,895
Long-Term Capital Gains	—	28,147
Exempt Interest Dividends	1,191,299	850,822
Total	$1,213,123	$1,140,864
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $16,402 for the period May 1, 2020 through February 21, 2021.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $41,778 and $36,285, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the year ended April 30, 2021 and period ended April 30, 2020, were as follows:
31

Notes to Financial Statements June  29,  2021 (continued)
Class A	Shares	Amount
Year ended April 30, 2021:
Shares sold	229,055	$ 2,329,156
Shares issued to shareholders in reinvestment of distributions	564	5,791
Shares redeemed	(201,121)	(2,050,458)
Net increase (decrease) in shares outstanding before conversion	28,498	284,489
Shares converted into Class A (See Note 1)	1,000	10,324
Net increase (decrease)	29,498	$ 294,813
Period ended April 30, 2020:(a)
Shares sold	16,092	$ 158,821(a)
Shares issued to shareholders in reinvestment of distributions	90	894
Shares redeemed	(2,116)	(20,465)
Net increase (decrease)	14,066	$ 139,250

Investor Class	Shares	Amount
Year ended April 30, 2021:
Shares sold	1,965	$ 19,817
Shares issued to shareholders in reinvestment of distributions	49	498
Shares redeemed	(2,288)	(22,791)
Net increase (decrease)	(274)	$ (2,476)
Period ended April 30, 2020:(a)
Shares sold	3,423	$ 33,850
Shares issued to shareholders in reinvestment of distributions	51	515
Shares redeemed	(1)	(10)
Net increase (decrease)	3,473	$ 34,355

Class C	Shares	Amount
Year ended April 30, 2021:
Shares sold	4,501	$ 45,616
Shares issued to shareholders in reinvestment of distributions	146	1,494
Shares redeemed	(966)	(10,000)
Net increase (decrease) in shares outstanding before conversion	3,681	37,110
Shares converted from Class C (See Note 1)	(1,001)	(10,324)
Net increase (decrease)	2,680	$ 26,786
Period ended April 30, 2020:(a)
Shares sold	10,042	$ 102,660
Shares issued to shareholders in reinvestment of distributions	60	599
Shares redeemed	(1,945)	(20,010)
Net increase (decrease)	8,157	$ 83,249

Class I	Shares	Amount
Year ended April 30, 2021:
Shares sold	641,141	$ 6,553,984
Shares issued to shareholders in reinvestment of distributions	117,710	1,204,232
Shares redeemed	(175,424)	(1,791,037)
Net increase (decrease)	583,427	$ 5,967,179
Period ended April 30, 2020:(a)
Shares sold	5,228,676	$52,265,799
Shares issued to shareholders in reinvestment of distributions	112,987	1,138,073
Shares redeemed	(50,949)	(515,421)
Net increase (decrease)	5,290,714	$52,888,451

Class R6	Shares	Amount
Year ended April 30, 2021:
Shares issued to shareholders in reinvestment of distributions	55	$ 557
Net increase (decrease)	55	$ 557
Period ended April 30, 2020:(a)
Shares sold	2,501	$ 25,010
Shares issued to shareholders in reinvestment of distributions	56	568
Shares redeemed	(1)	(10)
Net increase (decrease)	2,556	$ 25,568

(a)	The inception date of the Fund was June 28, 2019.
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial

32	MainStay MacKay Intermediate Tax Free Bond Fund

markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Intermediate Tax Free Bond Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period June 28, 2019 (commencement of operations) through April 30, 2020, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and the period June 28, 2019 through April 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period June 28, 2019 through April 30, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2021
34	MainStay MacKay Intermediate Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement June  29,  2021(Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Intermediate Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
35

The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision. Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements. Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
36	MainStay MacKay Intermediate Tax Free Bond Fund

The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s
37

transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale. Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay MacKay Intermediate Tax Free Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
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Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 98.2% of the ordinary income dividends paid during its fiscal year ended April 30, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2021.
Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay MacKay Intermediate Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	76	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
41

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, Chair of the Investment Committee since 2018
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	76	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts:
				Trustee since 2005 (4 portfolios)
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and
				MSCI Inc.: Director since 2017
Independent Trustees
42	MainStay MacKay Intermediate Tax Free Bond Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Independent Trustees
43

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds and MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since 2020; Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
44	MainStay MacKay Intermediate Tax Free Bond Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1859291MS071-21	MSITFB11-06/21
(NYLIM) NL466

MainStay MacKay Short Term Municipal Fund

Message from the President and Annual Report
April 30, 2021
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Although the pandemic continued to spread during much of the 12-month reporting period ended April 30, 2021, stock and bond markets were buoyed by an extraordinary combination of monetary and fiscal stimulus, and they largely rebounded from lows reached early in 2020.
Economic activity was restricted during most of the reporting period, but monetary policy kept interest rates low and helped markets function while fiscal stimulus provided a broad range of relief, including to individuals and small businesses. Markets stabilized early on, anticipating further stimulus and the possible development of vaccines.
Investors initially sought safety in higher-quality bonds, including Treasuries. Technology stocks that benefited from work-from-home orders were also favored, and by August the S&P 500® Index, a widely followed measure of U.S. equities, was reaching record highs. That month the Federal Reserve also articulated a new stance on inflation, saying it would tolerate higher price increases than in the past.
With the approval of vaccines in November, market sentiment shifted dramatically. Anticipating a continued economic expansion, investors shifted into corporate bonds and more cyclical sectors of the stock market. A $900 billion relief package passed in December added to the brighter outlook, and investors increasingly moved out of safer investments, causing the price on the 10-year Treasury bond to fall and the yield to rise. But rising Treasury yields, combined with brighter economic prospects and attractively priced cyclical and value stocks, took a toll on the valuations on technology and growth-oriented stocks, causing these shares to falter.
In January, the Federal Reserve opted to leave interest rates unchanged, indicating that the pace of the global recovery was still uncertain and noting that pricing pressures were still low. But the extraordinary fiscal and monetary stimulus that had been crucial to the recovery soon began to cause some inflation concerns. In March, the $1.9 billion American Rescue Plan was passed, calling for payments of $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with a proposed $2 trillion infrastructure spending bill, added to growing concerns about higher prices.
In fixed-income markets, investment grade corporate bonds performed well early in the reporting period, due in part to support from Federal Reserve purchases, but like longer-dated Treasuries, they later declined as investors viewed their historically low yields in light of rising inflation expectations. High-yield bonds, on the other hand, remained steady, supported by more favorable yields and an improved economic outlook, which reduced their perceived risk. Better-than-expected tax revenues, $350 billion in support from Washington, and the possibility of an increase in federal income tax rates combined to help municipal bonds post modest gains despite some heightened volatility.
Although the S&P 500® Index posted double-digit gains and repeatedly hit record highs during the reporting period, the shift in sentiment from growth-oriented to value-oriented stocks was disruptive, resulting in large declines in stocks that had benefited from work-from-home orders. As a result, value stocks outperformed growth stocks in the second half of the reporting period. For the full 12-month reporting period, however, growth stocks still outperformed value stocks.
With investor sentiment moving away from growth-oriented companies, cyclical sectors performed well. Financials led the way, along with materials and industrials. The more defensive sectors, including consumer staples, utilities, and health care, lagged. A shift in investor sentiment was also evident in the performance of small-cap stocks, which easily outperformed large caps. While developed markets trailed the U.S. market somewhat, emerging markets benefited from surging commodities prices, finishing ahead of the U.S.
With the lockdown restrictions lifting in the U.S. and the pandemic easing in many regions, we at New York Life Investments are looking forward to a return to a more normal economy. We anticipate that over the next several years, a variety of trends will likely offer long-term investors many attractive opportunities. With this in mind, we continue to develop products and services to help you to take advantage of these trends, manage your risks, and ultimately meet your investment goals.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Year-Ended April 30, 2021[1]
Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 1% Initial Sales Charge	With sales charges	1/2/2004	1.82%	1.14%	0.70%	0.70%
		Excluding sales charges		2.85	1.35	1.01	0.70
Class A2 Shares	Maximum 2% Initial Sales Charge	With sales charges	9/30/2020	-1.12	N/A	N/A	0.70
		Excluding sales charges		0.90	N/A	N/A	0.70
Investor Class Shares[4,5]	Maximum .5% Initial Sales Charge	With sales charges	2/28/2008	1.61	0.75	0.33	1.28
		Excluding sales charges		2.64	0.95	0.63	1.28
Class I Shares	No Sales Charge		1/2/1991	3.12	1.63	1.28	0.45

1.	Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	The maximum initial sales charge prior to June 1, 2015 was 3.00%.
4.	Prior to June 1, 2015, the maximum initial sales charge for Investor Class shares was 3.0%, which is reflected in the average annual total return figures shown.
5.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 1.0%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays 3-Year Municipal Bond Index[1]	3.60%	1.87%	1.81%
Morningstar Muni National Short Category Average[2]	3.50	1.52	1.48

1.	The Bloomberg Barclays 3-Year Municipal Bond Index is the Fund’s primary broad-based securities-market index for comparison purposes. The Bloomberg Barclays 3-Year Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity range of 2-4 years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
2.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these portfolios spread their assets across many states and sectors. Other portfolios buy bonds from only one state in order to get the state-tax benefit. These portfolios have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Term Municipal Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2020, to April 30, 2021, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2020, to April 30, 2021.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2021. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/20	Ending Account Value (Based on Actual Returns and Expenses) 4/30/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,008.50	$3.24	$1,021.57	$3.26	0.65%
Class A2 Shares	$1,000.00	$1,009.50	$3.29	$1,021.52	$3.31	0.66%
Investor Class Shares	$1,000.00	$1,007.10	$4.88	$1,019.94	$4.91	0.98%
Class I Shares	$1,000.00	$1,009.80	$1.99	$1,022.81	$2.01	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2021 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Issuers Held as of April 30, 2021 (excluding short-term investments) (Unaudited)
1.	Metropolitan Transportation Authority, 0.557%-5.25%, due 5/15/21–11/1/32
2.	State of Illinois, 4.00%-6.20%, due 5/1/21–11/1/26
3.	Michigan Finance Authority, 2.326%-5.00%, due 8/20/21–6/1/30
4.	Ohio Air Quality Development Authority, 2.10%-2.50%, due 7/1/28–11/1/42
5.	New Jersey Transportation Trust Fund Authority, (zero coupon)-5.50%, due 6/15/21–6/15/34
6.	New Jersey Economic Development Authority, (zero coupon)-5.50%, due 6/15/21–11/1/29
7.	State of Texas, 4.00%-5.25%, due 8/1/21–4/1/32
8.	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00%, due 12/15/22–12/15/27
9.	Southeast Energy Authority, 4.00%, due 10/1/26–11/1/51
10.	New York Transportation Development Corp., 5.00%, due 1/1/22–12/1/25

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021, Class I shares of MainStay MacKay Short Term Municipal Fund returned 3.12%, underperforming the 3.60% return of the Fund’s primary benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index. Over the same period, Class I shares also underperformed the 3.50% return of the Morningstar Muni National Short Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the Bloomberg Barclays 3-Year Municipal Bond Index primarily due to yield positioning; however, security selection offset some of these losses. The Fund’s underweight allocation to AAA-rated2 bonds detracted from relative performance. In addition, holdings from the state of New York detracted, but an overweight allocation to Illinois added to the Fund’s relative results.
What was the Fund’s duration3 strategy during the reporting period?
As of the end of the reporting period, the Fund's modified duration to worst4 was 2.29 years while the benchmark’s modified duration to worst was 2.50 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, overweight exposure to, and security selection in, the IDR/PCR (industry development revenue/pollution control revenue) sector made positive contributions to the Fund’s benchmark-relative performance during the reporting period. (Contributions take weightings and total returns into account.) Security selection in the education and special tax sectors further bolstered relative results. Meanwhile, an underweight allocation to, and security selection in, the prerefunded/ETM (escrowed to maturity) sector detracted from relative performance. Security selection in the state general obligation and leasing sectors further detracted from relative results.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund remained focused on diversification and liquidity, so no individual transaction was considered significant.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no materials changes to the weightings in the Fund. There was an increase to the Fund’s sector exposure to local general obligation, IDR/PCR and transportation bonds. There was also a decrease to the Fund’s exposure to the prerefunded/ETM, education and hospital sectors. Across geography, the Fund increased its exposure to Texas and Pennsylvania bonds, and decreased its exposure to California and Missouri bonds. The Fund increased its credit exposure to bonds rated AAA and BBB during the reporting period, and decreased to its credit exposure to bonds rated A and BB.5
How was the Fund positioned at the end of the reporting period?
As of April 30, 2021, the Fund held overweight positions relative to the Bloomberg Barclays 3-Year Municipal Bond Index in the local general obligation and leasing sectors. From a geographic perspective, the Fund held relatively overweight exposure to bonds from Illinois and New Jersey. As of the same date, the Fund

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

held underweight exposure to the prerefunded/ETM and state general obligation sectors, as well as to bonds from California and Arizona.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments April 30, 2021†
	Principal Amount	Value
Municipal Bonds 96.6%
Long-Term Municipal Bonds 82.8%
Alabama 2.8%
Alabama Community College System, Revenue Bonds
Insured: BAM
3.00%, due 6/1/23	$ 245,000	$ 257,924
Insured: BAM
3.00%, due 6/1/24	100,000	107,528
Alabama Federal Aid Highway Finance Authority, Revenue Bonds
5.00%, due 9/1/21	1,200,000	1,218,981
Baldwin County Board of Education, Revenue Bonds
5.00%, due 6/1/22	105,000	110,526
Birmingham Airport Authority, Revenue Bonds
Insured: BAM
5.00%, due 7/1/23	125,000	137,829
Insured: BAM
5.00%, due 7/1/24	625,000	715,800
Black Belt Energy Gas District, Revenue Bonds
Series A
4.00%, due 8/1/47 (a)	2,000,000	2,078,862
Black Belt Energy Gas District, Project No. 4, Revenue Bonds
Series A-1
4.00%, due 12/1/49 (a)	500,000	571,236
City of Birmingham AL, Prerefunded, Unlimited General Obligation
Series A
5.00%, due 3/1/27	120,000	130,464
City of Birmingham AL, Unrefunded, Unlimited General Obligation
Series A
5.00%, due 3/1/27	30,000	32,599
City of Phenix City AL, Water & Sewer, Revenue Bonds
Series A, Insured: BAM
3.00%, due 8/15/22	500,000	515,347
Coosa Valley Water Supply District, Inc., Revenue Bonds
3.00%, due 10/1/22	100,000	103,619
4.00%, due 10/1/24	200,000	223,990
4.00%, due 10/1/25	150,000	172,030
4.00%, due 10/1/26	200,000	235,494
	Principal Amount	Value

Alabama (continued)
County of Dallas AL, Unlimited General Obligation
Series B, Insured: AGM
(zero coupon), due 5/1/22	$ 270,000	$ 267,925
Series A, Insured: AGM
(zero coupon), due 5/1/23	410,000	402,761
Series B, Insured: AGM
(zero coupon), due 5/1/24	300,000	290,674
Series A, Insured: AGM
(zero coupon), due 5/1/25	270,000	256,783
County of Lowndes AL, Unlimited General Obligation
Series A, Insured: AGM
2.00%, due 2/1/22	300,000	303,595
Series A, Insured: AGM
4.00%, due 2/1/25	540,000	602,283
Greenville Waterworks & Sewer Board, Revenue Bonds
Insured: BAM
4.00%, due 3/1/27	205,000	240,516
Homewood Educational Building Authority, Samford University, Revenue Bonds
Insured: AGM
5.00%, due 12/1/41	4,285,000	4,608,268
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/21	200,000	204,260
4.00%, due 12/1/22	350,000	370,099
4.00%, due 12/1/23	750,000	818,407
Lower Alabama Gas District (The), Revenue Bonds
4.00%, due 12/1/50	10,430,000	11,939,384
Montgomery County Public Facilities Authority, Warrants County Facilities Project, Revenue Bonds
5.00%, due 3/1/25	270,000	305,387
Prichard Water Works & Sewer Board, Revenue Bonds
3.00%, due 11/1/21	270,000	272,830
5.00%, due 11/1/22	415,000	439,785
Southeast Alabama Gas Supply District, Project No. 1, Revenue Bonds
Series A
5.00%, due 4/1/24	1,500,000	1,697,374

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Alabama (continued)
Southeast Alabama Gas Supply District (The), Project No. 2, Revenue Bonds
Series A
4.00%, due 6/1/22	$ 315,000	$ 327,595
Series A
4.00%, due 6/1/23	255,000	274,263
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 10/1/26	1,400,000	1,627,410
Series A
4.00%, due 10/1/27	2,975,000	3,503,282
Series A
4.00%, due 11/1/51	14,500,000	17,227,144
Troy University, Revenue Bonds
Series A, Insured: BAM
4.00%, due 11/1/21	2,000,000	2,037,029
University of West Alabama, Revenue Bonds
Insured: AGM
4.00%, due 1/1/22	150,000	153,536
Insured: AGM
4.00%, due 1/1/23	125,000	132,344
Insured: AGM
4.00%, due 1/1/24	100,000	108,950
Insured: AGM
4.00%, due 1/1/25	150,000	167,499
Insured: AGM
5.00%, due 1/1/26	180,000	213,361
		55,404,973
Alaska 0.1%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
5.00%, due 10/1/22	550,000	585,574
5.00%, due 10/1/23	585,000	647,782
		1,233,356
Arizona 0.1%
City of Phoenix, Downtown Phoenix Student Housing LLC, Revenue Bonds
5.00%, due 7/1/23	50,000	53,813
	Principal Amount	Value

Arizona (continued)
Maricopa County Elementary School District No. 8 Osborn, Limited General Obligation
Insured: BAM
5.00%, due 7/1/21	$ 470,000	$ 473,660
Maricopa County Industrial Development Authority, Paradise Schools Project, Revenue Bonds
Insured: School District Credit Program
4.00%, due 7/1/22	150,000	156,251
Maricopa County Unified School District No. 090 Saddle Mountain, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/22	400,000	421,769
Northern Arizona University, Revenue Bonds
Insured: AGM
5.00%, due 8/1/23	1,000,000	1,100,491
Salt River Project Agricultural Improvement & Power District, Revenue Bonds
Series A
5.00%, due 12/1/22	110,000	113,078
Salt River Project Agricultural Improvement & Power District, Salt River Project, Electric System, Revenue Bonds
5.00%, due 1/1/26	125,000	151,218
Sedona Wastewater Municipal Property Corp., Capital Appreciation, Revenue Bonds
Insured: NATL
(zero coupon), due 7/1/24	500,000	485,425
		2,955,705
Arkansas 0.2%
Alma School District No. 30, Limited General Obligation
Series A, Insured: State Aid Withholding
5.00%, due 8/1/22	430,000	455,860
Series A, Insured: State Aid Withholding
5.00%, due 8/1/23	450,000	497,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arkansas (continued)
Alma School District No. 30, Limited General Obligation (continued)
Series A, Insured: State Aid Withholding
5.00%, due 8/1/25	$ 500,000	$ 595,493
Arkansas Development Finance Authority, Revolving Loan Fund, Revenue Bonds
Series C
5.00%, due 6/1/21	325,000	326,199
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM
2.00%, due 10/1/22	300,000	307,205
City of Fort Smith AR, Sales & Use Tax, Revenue Bonds
4.00%, due 5/1/22	835,000	866,164
City of Little Rock AR, Water Reclamation System, Revenue Bonds
4.00%, due 8/1/42	225,000	235,886
County of St Francis AR, Revenue Bonds
Insured: BAM
4.00%, due 8/1/24	915,000	1,011,943
		4,296,748
California 5.8%
ABC Unified School District, Unlimited General Obligation
Series C, Insured: NATL
(zero coupon), due 8/1/25	1,315,000	1,277,182
Alameda Unified School District-Alameda County, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	330,000	313,617
Alta Loma School District, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 8/1/21	1,750,000	1,749,285
Series B, Insured: NATL
(zero coupon), due 8/1/25	200,000	193,021
	Principal Amount	Value

California (continued)
Anaheim Public Financing Authority, Capital Appreciation, Public Improvement Project, Revenue Bonds
Insured: AGM
(zero coupon), due 9/1/21	$ 300,000	$ 299,689
Antelope Valley Union High School District, Capital Appreciation, Election 2002, Unlimited General Obligation
Series C, Insured: NATL
(zero coupon), due 8/1/25	300,000	289,043
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
3.00%, due 6/1/21	750,000	751,608
Series A
4.00%, due 6/1/22	350,000	364,396
Series A
5.00%, due 6/1/24	450,000	513,391
California Educational Facilities Authority, Loyola Marymount University, Revenue Bonds
Series A, Insured: NATL
(zero coupon), due 10/1/22	3,000,000	2,980,868
California Educational Facilities Authority, Art Center College of Design, Revenue Bonds
Series A
5.00%, due 12/1/21	290,000	297,517
Series A
5.00%, due 12/1/22	200,000	214,134
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
4.00%, due 9/1/21	275,000	277,567
4.00%, due 9/1/22	300,000	311,328
4.00%, due 9/1/23	310,000	332,925
California Health Facilities Financing Authority, Kaiser Permanente, Revenue Bonds
Series B
5.00%, due 11/1/29 (a)	3,485,000	3,736,748
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, NCROC Paradise Valley Estates Project, Revenue Bonds
Insured: California Mortgage Insurance
2.00%, due 7/1/24	$ 500,000	$ 500,349
California Municipal Finance Authority, California Lutheran University, Revenue Bonds
5.00%, due 10/1/21	250,000	254,447
California Municipal Finance Authority, CHF-Davis I LLC - West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/23	1,520,000	1,649,934
5.00%, due 5/15/24	1,200,000	1,347,527
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/23	1,300,000	1,456,454
5.00%, due 6/30/25	685,000	806,662
California School Finance Authority, Kipp SoCal Public Schools Project, Revenue Bonds (c)
Series A
5.00%, due 7/1/24	100,000	113,344
Series A
5.00%, due 7/1/25	105,000	122,625
California State Public Works Board, Various Capital Projects, Revenue Bonds
Series B
5.00%, due 5/1/24	230,000	262,554
California State Public Works Board, Department of State Hospitals, Revenue Bonds
5.00%, due 6/1/24	200,000	219,898
California Statewide Communities Development Authority, Methodist Hospital of Southern California, Revenue Bonds
5.00%, due 1/1/22	500,000	514,160
Central Coast Water Authority, State Water Project Regounal Facilities, Revenue Bonds
5.00%, due 10/1/21	100,000	101,975
	Principal Amount	Value

California (continued)
Chino Valley Unified School District, Election 2016, Limited General Obligation
Series B
5.00%, due 8/1/21	$ 125,000	$ 126,492
Chula Vista Elementary School District, Revenue Bonds
(zero coupon), due 8/1/23	5,670,000	5,624,866
City of Fresno CA, Airport, Revenue Bonds
Series B
5.00%, due 7/1/23 (b)	690,000	752,348
City of Long Beach CA, Alamitos Bay Marina Project, Revenue Bonds
5.00%, due 5/15/21	200,000	200,268
City of Los Angeles, Department of Airports, Revenue Bonds (b)
Series A
5.00%, due 5/15/21	1,065,000	1,066,567
Series D
5.00%, due 5/15/22	1,000,000	1,049,604
5.00%, due 5/15/22	1,180,000	1,238,532
5.00%, due 5/15/24	500,000	569,972
City of Montebello CA, Revenue Bonds
Insured: AGM
2.173%, due 6/1/23	2,000,000	2,055,194
City of Oxnard CA, Water System, Revenue Bonds
Insured: BAM
5.00%, due 6/1/21	280,000	280,990
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (b)
5.00%, due 6/1/22	400,000	420,206
Insured: BAM
5.00%, due 6/1/25	925,000	1,089,389
Insured: BAM
5.00%, due 6/1/28	655,000	760,766
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
5.00%, due 6/1/22	275,000	284,593
5.00%, due 6/1/23	325,000	352,869
5.00%, due 6/1/26	1,375,000	1,639,498
City of Sacramento CA, Airport System, Revenue Bonds
Series E
5.00%, due 7/1/25	260,000	309,155

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Clovis Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 8/1/24	$ 280,000	$ 275,779
Clovis Unified School District, Election 2012, Unlimited General Obligation
Series A
(zero coupon), due 8/1/31	220,000	136,520
Coast Community College District, Unlimited General Obligation
(zero coupon), due 8/1/36	200,000	120,898
Contra Costa County Schools Pooled Notes, Revenue Notes
Series A
2.00%, due 12/1/21	4,500,000	4,542,028
El Camino Healthcare District, Capital Appreciation, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/26	380,000	361,323
Empire Union School District, Community Facilities District No. 1987-1, Special Tax
Insured: AMBAC
(zero coupon), due 10/1/22	155,000	153,580
Fontana Redevelopment Agency
Series A
5.00%, due 10/1/21	120,000	122,390
Fresno Unified School District, Election 2010, Unlimited General Obligation
Series B
(zero coupon), due 8/1/32	90,000	42,709
Fullerton Redevelopment Agency
Series A, Insured: BAM
4.00%, due 9/1/24	125,000	139,323
Golden West Schools Financing Authority, Placentia-Yorba Linda Unifies School, Revenue Bonds
Insured: AMBAC
5.50%, due 8/1/21	100,000	101,307
Golden West Schools Financing Authority, Revenue Bonds
Series A, Insured: NATL
5.80%, due 2/1/23	115,000	125,851
	Principal Amount	Value

California (continued)
Hayward Unified School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/21	$ 2,010,000	$ 2,033,939
Independent Cities Finance Authority, Sales Tax, Revenue Bonds (c)
Insured: AGM
4.00%, due 6/1/22	150,000	155,555
Insured: AGM
4.00%, due 6/1/24	150,000	163,742
Insured: AGM
4.00%, due 6/1/25	510,000	567,255
Insured: AGM
4.00%, due 6/1/26	175,000	197,095
Irvine Unified School District, School Facilities Improvement, Unlimited General Obligation
Series A
5.00%, due 9/1/21	100,000	101,605
Kern Community College District, Facilities Improvement District No. 1, Unlimited General Obligation
(zero coupon), due 8/1/23	6,000,000	5,952,239
La Mirada Redevelopment Agency, La Mirada Merged Project
Series A, Insured: NATL
(zero coupon), due 8/15/25	1,000,000	954,794
Lakeside Union School District, Election 2008, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 6/1/43	300,000	84,322
Lincoln Dissolved Redevelopment Agency
Series A, Insured: BAM
4.00%, due 9/15/21	200,000	202,703
Los Angeles Department of Water & Power System, Revenue Bonds
Series D
5.00%, due 7/1/22	100,000	105,695
Los Angeles Unified School District, Unlimited General Obligation
Series C
5.00%, due 7/1/23	2,000,000	2,209,855
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Madera Unified School District, Capital Appreciation, Election 2002, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/25	$ 250,000	$ 241,582
Manteca Unified School District, Capital Appreciation, Election 2004, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/25	325,000	312,205
Marysville Joint Unified School District, Energy Effeciency Projects, Green Bond, Certificate of Participation
Insured: BAM
4.00%, due 6/1/23	470,000	506,319
Insured: BAM
4.00%, due 6/1/24	400,000	443,852
Insured: BAM
4.00%, due 6/1/25	455,000	518,552
Insured: BAM
4.00%, due 6/1/26	475,000	553,974
McKinleyville Union School District, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/42	100,000	32,783
Merced Irrigation District Financing Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/22	250,000	267,346
Merced Union High School District, Unlimited General Obligation
Insured: AGM
(zero coupon), due 8/1/41	310,000	131,386
Merced Union High School District, Election 2008, Unlimited General Obligation
Series C
(zero coupon), due 8/1/51	5,020,000	564,092
Mesa Union School District, Unlimited General Obligation
5.00%, due 8/1/23	100,000	101,193
Millbrae School District, Unlimited General Obligation
Series B-2
5.00%, due 7/1/29	100,000	100,782
	Principal Amount	Value

California (continued)
Mount Diablo Unified School District, Capital Appreciation, Election 2010, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/21	$ 110,000	$ 109,947
Series A, Insured: AGM
(zero coupon), due 8/1/25 (d)	445,000	488,061
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds
Series A
5.00%, due 3/1/24 (b)	250,000	282,388
North Orange County Community College District, Capital, Appreciation, Election 2002, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/22	200,000	199,433
Oakland Unified School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/24	250,000	286,833
Ontario International Airport Authority, Revenue Bonds
Insured: AGM
2.634%, due 5/15/23	1,000,000	1,043,429
Oxnard Financing Authority, Revenue Bonds
5.00%, due 6/1/21	175,000	175,632
Pacifica School District, Unlimited General Obligation
Series V, Insured: NATL
(zero coupon), due 8/1/25	1,165,000	1,124,347
Palmdale Elementary School District, Capital Appreciation, School Building Project, Certificate of Participation
Insured: AGM
(zero coupon), due 10/1/21	135,000	134,769
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A
5.00%, due 10/1/22	550,000	585,574
Series A
5.00%, due 10/1/23	585,000	648,378

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Pittsburg Successor Agency Redevelopment Agency
Series A, Insured: AGM
5.00%, due 9/1/24	$ 1,055,000	$ 1,211,750
Pittsburg Unified School District Financing Authority, Capital Appreciation, Revenue Bonds
Insured: AGM
(zero coupon), due 9/1/37	100,000	29,934
Port of Oakland, Revenue Bonds, Senior Lien
Series P
5.00%, due 5/1/24 (b)	625,000	654,834
Port of Oakland, Revenue Bonds
Series O
5.00%, due 5/1/28 (b)	2,350,000	2,350,000
Poway Unified School District Public Financing Authority, Special Tax, Community Facilities District No. 2
Insured: AGM
5.00%, due 9/1/21	100,000	101,598
Rialto Redevelopment Agency
Series A, Insured: BAM
4.00%, due 9/1/25	250,000	279,446
Ripon Redevelopment Agency
Insured: BAM
3.00%, due 11/1/25	110,000	121,184
Riverside County Asset Leasing Corp., Riverside County Hospital Project, Revenue Bonds
Insured: NATL
(zero coupon), due 6/1/25	2,205,000	2,119,694
Riverside County Public Financing Authority, Project Area No. 1 Desert Communities & Interstate 215 Corridor Project
Insured: BAM
5.00%, due 10/1/25	500,000	595,143
Riverside Unified School District Financing Authority, Revenue Bonds
Series A
5.00%, due 9/1/21	100,000	101,538
	Principal Amount	Value

California (continued)
Rocklin Unified School District Community Facilities District, Capital Appreciation, Special Tax
Insured: AMBAC
(zero coupon), due 9/1/21	$ 95,000	$ 94,939
Sacramento City Financing Authority, Capital Appreciation
Insured: NATL
(zero coupon), due 12/1/21	4,170,000	4,163,315
Insured: NATL
(zero coupon), due 12/1/23	2,000,000	1,976,267
Sacramento City Schools Joint Powers Financing Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 3/1/23	515,000	558,623
Sacramento City Unified School District, Unlimited General Obligation
Series E
5.00%, due 8/1/23	300,000	329,793
San Diego Unified School District, Election 2008, Unlimited General Obligation
Series G
(zero coupon), due 7/1/34	425,000	241,090
San Francisco City & County Airport Comm-San Francisco International Airport, Airpport Special Facilities, SFO Fuel Co. LLC, Revenue Bonds
5.00%, due 1/1/23 (b)	1,100,000	1,186,411
San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds, Second Series
Series D
5.00%, due 5/1/24	2,645,000	2,645,000
Series D
5.00%, due 5/1/25 (b)	210,000	247,107
San Francisco City & County Public Utilities Commission Power, Revenue Bonds
Series B
4.00%, due 11/1/21	100,000	101,927
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Juan Unified School District, Capital Appreciation, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/21	$ 75,000	$ 74,969
Insured: AGM
(zero coupon), due 8/1/23	2,540,000	2,524,297
San Marcos Unified School District, Election 2010, Unlimited General Obligation
Series C
(zero coupon), due 8/1/23	370,000	366,808
San Mateo County Community College District, Capital Appreciation, Election 2005, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 9/1/26	1,100,000	1,059,020
San Ysidro School District, Capital Appreciation, Election 1997, Unlimited General Obligation
Series D, Insured: NATL
(zero coupon), due 8/1/22	300,000	297,929
Series D, Insured: NATL
(zero coupon), due 8/1/25	400,000	384,415
San Ysidro School District, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/22	800,000	826,545
Insured: AGM
5.00%, due 8/1/22	1,320,000	1,396,485
Sanger Unified School District, Capital Appreciation, Election 2006, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/28	290,000	262,209
Santa Cruz City Elementary School District, Capital Appreciation, Election 1998, Unlimited General Obligation
Insured: AGM
(zero coupon), due 2/1/23	100,000	99,070
Santa Monica Community College District, Election 2008, Unlimited General Obligation
Series B
(zero coupon), due 8/1/35	345,000	207,418
	Principal Amount	Value

California (continued)
South Bay Union School District, Unlimited General Obligation
(zero coupon), due 8/1/22	$ 1,000,000	$ 994,434
Southern California Public Power Authority, Project No. 1, Revenue Bonds
Series A
5.25%, due 11/1/21	1,410,000	1,445,193
Southwestern Community College District, Capital Appreciation, Election 2000, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/24	115,000	113,230
State of California, Unlimited General Obligation
Series CT
0.35%, due 12/1/22	1,990,000	1,998,740
5.00%, due 9/1/21	2,775,000	2,819,447
5.00%, due 3/1/25	270,000	318,668
5.25%, due 9/1/23	1,740,000	1,769,341
State of California, Various Purpose, Unlimited General Obligation
4.00%, due 11/1/21	100,000	101,932
Sweetwater Union High School District Public Financing Authority, Revenue Bonds
Insured: BAM
5.00%, due 9/1/21	1,000,000	1,015,119
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Securitization Corp., Revenue Bonds, Senior Lien
0.45%, due 6/1/30	500,000	497,486
Transbay Joint Powers Authority, Green Bond
2.05%, due 10/1/21	1,000,000	1,007,850
2.17%, due 10/1/22	750,000	770,667
Turlock Public Financing Authority, Water, Revenue Bonds
4.00%, due 3/1/27	6,500,000	6,581,339
Ukiah Unified School District, Capital Appreciation, Unlimited General Obligation
Insured: NATL
(zero coupon), due 8/1/21	875,000	874,199

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Upper Lake Union High School District, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 8/1/23	$ 255,000	$ 252,066
Vacaville Unified School District, Unlimited General Obligation
Series D
4.00%, due 8/1/25	125,000	144,483
Vallejo City Unified School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/21	520,000	526,077
Victor Elementary School District, Unlimited General Obligation
Series B, Insured: NATL
(zero coupon), due 8/1/27	350,000	325,232
Victor Valley Community College District, Unlimited General Obligation
Series D
4.00%, due 8/1/21	100,000	100,944
Vista Unified School District, Capital Appreciation, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	325,000	309,026
Windsor Unified School District, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/21	100,000	101,193
Yuba City Unified School District, Capital Appreciation, Unlimited General Obligation
Insured: NATL
(zero coupon), due 3/1/25	1,300,000	1,247,015
		116,699,360
Colorado 2.0%
Arapahoe County School District No. 5 Cherry Creek, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 12/15/25	8,230,000	9,954,471
	Principal Amount	Value

Colorado (continued)
Arkansas River Power Authority, Revenue Bonds
Series B
4.082%, due 10/1/22	$ 1,880,000	$ 1,931,165
City & County of Denver CO, Revenue Bonds
Series A
5.00%, due 11/15/22 (b)	720,000	771,176
Series A
5.00%, due 11/15/23	520,000	583,102
Series B1
5.00%, due 11/15/23 (b)	940,000	1,049,501
Series B1
5.00%, due 11/15/24 (b)	6,275,000	7,258,377
Series A
5.25%, due 11/15/22 (b)	2,815,000	2,891,415
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University Project, Revenue Bonds
Series A
4.00%, due 4/1/23	315,000	336,161
Series B
5.00%, due 4/1/22	770,000	801,864
Series B
5.00%, due 4/1/24	500,000	540,569
Colorado School of Mines, Capital Appreciation, Revenue Bonds
Insured: NATL
(zero coupon), due 12/1/25	100,000	95,904
Copperleaf Metropolitan District No. 2, Limited General Obligation
Insured: BAM
4.00%, due 12/1/23	300,000	328,336
Insured: BAM
4.00%, due 12/1/26	385,000	454,218
Crystal Valley Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/22	100,000	107,478
Series A, Insured: AGM
5.00%, due 12/1/23	140,000	156,619
Series A, Insured: AGM
5.00%, due 12/1/24	175,000	202,732
Series A, Insured: AGM
5.00%, due 12/1/25	250,000	299,113
Series A, Insured: AGM
5.00%, due 12/1/26	225,000	276,348
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Dawson Ridge Metropolitan District No. 1, Limited General Obligation
Series A
(zero coupon), due 10/1/22	$ 955,000	$ 951,913
Series B
(zero coupon), due 10/1/22	3,385,000	3,374,059
Erie Commons Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A, Insured: AGM
5.00%, due 12/1/21	100,000	102,739
Series A, Insured: AGM
5.00%, due 12/1/23	130,000	145,610
Erie Highlands Metropolitan District No. 1, Limited General Obligation
Insured: BAM
3.00%, due 12/1/24	245,000	266,947
Flying Horse Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/21	230,000	234,845
Series A, Insured: AGM
4.00%, due 12/1/24	325,000	364,391
Series A, Insured: AGM
4.00%, due 12/1/25	395,000	453,853
Morgan County Quality Water District, Revenue Bonds
Insured: AGM
4.00%, due 12/1/25	100,000	114,948
Poudre Tech Metropolitan District, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/21	165,000	167,308
Insured: AGM
3.00%, due 12/1/23	400,000	424,343
Insured: AGM
3.00%, due 12/1/24	400,000	431,391
Insured: AGM
3.00%, due 12/1/25	150,000	163,550
Insured: AGM
3.00%, due 12/1/27	170,000	187,235
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Revenue Bonds
3.00%, due 7/15/23	100,000	105,381
5.00%, due 1/15/24	400,000	447,081
5.00%, due 7/15/24	300,000	341,287
	Principal Amount	Value

Colorado (continued)
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Revenue Bonds (continued)
5.00%, due 1/15/25	$ 325,000	$ 375,201
5.00%, due 7/15/25	400,000	468,942
Saddle Rock Metropolitan District, Unlimited General Obligation
Insured: BAM
2.25%, due 12/1/25	125,000	133,847
Insured: BAM
3.00%, due 12/1/22	75,000	78,276
Insured: BAM
3.00%, due 12/1/24	175,000	190,612
Sand Creek Metropolitan District, Limited General Obligation
Series A, Insured: AGM
2.00%, due 12/1/21	100,000	100,924
Series A, Insured: AGM
4.00%, due 12/1/22	125,000	131,855
Series A, Insured: AGM
4.00%, due 12/1/24	565,000	630,286
Triview Metropolitan District, Green Bonds, Revenue Bonds
Insured: BAM
5.00%, due 12/1/22	210,000	225,878
Insured: BAM
5.00%, due 12/1/24	315,000	366,136
Insured: BAM
5.00%, due 12/1/25	255,000	305,734
Vauxmont Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/15/21	100,000	102,761
Insured: AGM
5.00%, due 12/15/22	100,000	107,229
Western State Colorado University, Revenue Bonds
Insured: State Aid Withholding
5.00%, due 5/15/25	1,060,000	1,247,503
		40,780,614
Connecticut 1.6%
Borough of Naugatuck CT, Wastewater System Project, Certificates of Participation, Certificate of Participation
Series A
5.00%, due 6/15/21	100,000	100,531

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
City of Bridgeport CT, Unlimited General Obligation
Series A
5.00%, due 6/1/23	$ 600,000	$ 653,532
Series A
5.00%, due 6/1/24	865,000	976,014
City of Hartford CT, Unlimited General Obligation
Series C, Insured: AGM ST GTD
5.00%, due 7/15/21	200,000	201,879
Series A, Insured: AGM
5.00%, due 4/1/22	1,000,000	1,043,255
Series A, Insured: State Guaranteed
5.00%, due 4/1/23	490,000	534,479
City of New Haven CT, Unlimited General Obligation
Series C, Insured: AGM
2.307%, due 8/1/22	700,000	713,684
Series A
5.25%, due 8/1/25	155,000	181,590
City of West Haven CT, Unlimited General Obligation
Series B
2.00%, due 9/30/21	4,800,000	4,823,415
Insured: BAM
4.00%, due 3/15/23	250,000	266,453
Insured: BAM
4.00%, due 3/15/24	380,000	416,767
Insured: BAM
4.00%, due 3/15/26	200,000	228,225
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
3.00%, due 11/15/25	975,000	1,015,812
5.00%, due 11/15/22 (b)	425,000	454,805
5.00%, due 11/15/23	200,000	222,010
5.00%, due 11/15/24	765,000	874,758
Series B
5.00%, due 11/15/24 (b)	255,000	291,586
5.00%, due 11/15/25 (b)	1,000,000	1,175,211
Greater New Haven Water Pollution Control Authority, Revenue Bonds
Series B
5.00%, due 8/15/22	250,000	265,372
State of Connecticut, Transportation Infrastructure, Special Tax
4.00%, due 5/1/21	500,000	500,000
	Principal Amount	Value

Connecticut (continued)
State of Connecticut, Transportation Infrastructure, Special Tax (continued)
5.00%, due 5/1/22	$ 400,000	$ 419,381
5.00%, due 5/1/23	675,000	740,080
State of Connecticut, Unlimited General Obligation
Series C
4.00%, due 6/15/22	2,210,000	2,305,165
Series B
4.00%, due 3/1/24	100,000	106,948
Series C
4.00%, due 6/1/28	1,535,000	1,856,364
Series C
5.00%, due 6/15/21	4,865,000	4,892,022
Series C
5.00%, due 6/15/23	1,500,000	1,652,923
Series D
5.00%, due 11/1/23	105,000	107,497
Series E
5.00%, due 9/15/25	425,000	509,426
State of Connecticut, Special Tax
Series A
5.00%, due 10/1/21	370,000	377,384
Town of Fairfield CT, Unlimited General Obligation
5.00%, due 8/1/25	685,000	726,474
Town of Hamden CT, Unlimited General Obligation
Insured: BAM
5.00%, due 8/15/22	300,000	318,046
Series A
5.00%, due 8/15/25	370,000	436,569
Town of Wethersfield CT, Unlimited General Obligation
3.00%, due 8/15/21	200,000	201,638
Town of Windham CT, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/15/26	810,000	947,921
Series A, Insured: BAM
4.00%, due 8/15/27	825,000	984,466
		31,521,682
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Delaware 0.1%
Delaware Municipal Electric Corp. (The), Beasley Power Station Project, Revenue Bonds
5.00%, due 7/1/25	$ 325,000	$ 385,704
5.00%, due 7/1/26	375,000	457,756
Delaware State Economic Development Authority, Newark Charter School, Inc. Project, Revenue Bonds
4.00%, due 9/1/22	340,000	351,833
4.00%, due 9/1/24	370,000	403,293
Delaware State Health Facilities Authority, Bayhealth Medical Center Project, Revenue Bonds
5.00%, due 7/1/22	125,000	132,104
		1,730,690
District of Columbia 0.3%
District of Columbia, Revenue Bonds
Series B
5.00%, due 6/1/21	230,000	230,831
District of Columbia, Children's Hospital Obligated Group, Revenue Bonds
5.00%, due 7/15/21	250,000	252,349
District of Columbia, Income Tax, Revenue Bonds
Series A
5.00%, due 12/1/21	420,000	431,951
District of Columbia, KIPP DC Project, Revenue Bonds
5.00%, due 7/1/22	200,000	208,217
District of Columbia, Association of American Medical Colleges, Revenue Bonds
Series A
5.00%, due 10/1/23	100,000	111,732
District of Columbia, Gallery Place Project
5.00%, due 6/1/27	1,720,000	1,726,015
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (b)
Series A
5.00%, due 10/1/21	150,000	152,887
Series A
5.00%, due 10/1/25	225,000	267,814
	Principal Amount	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/24	$ 200,000	$ 230,747
5.00%, due 10/1/24	320,000	369,195
5.00%, due 10/1/26	930,000	1,139,945
Series A
5.00%, due 10/1/27	1,000,000	1,148,964
Washington Metropolitan Area Transit Authority, Revenue Bonds
Series B
5.00%, due 7/1/22	450,000	474,977
		6,745,624
Florida 3.3%
Broward County, Water & Sewer Utility, Revenue Bonds
Series B
5.00%, due 10/1/25	630,000	757,190
Central Florida Expressway Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/22	380,000	401,138
City of Delray Beach FL, Revenue Bonds
5.00%, due 6/1/24	100,000	114,280
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/22	150,000	160,253
City of Jacksonville FL, Sales Tax, Revenue Bonds
5.00%, due 10/1/21	665,000	678,076
5.00%, due 10/1/27	1,285,000	1,369,719
City of Lake Worth Beach FL, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/25	250,000	296,355
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 11/1/25	1,095,000	1,292,359
City of Palm Bay FL, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/24	1,970,000	2,260,229
Insured: AGM
5.00%, due 7/1/25	1,035,000	1,228,790

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Tampa FL, H Lee Moffitt Cancer Center Project, Revenue Bonds
5.00%, due 7/1/23	$ 75,000	$ 82,543
5.00%, due 7/1/24	300,000	342,972
5.00%, due 7/1/25	425,000	502,261
City of Tampa FL, Water & Wastewater System, Revenue Bonds
5.00%, due 10/1/25	125,000	127,510
Cityplace Community Development District, Special Assessment
5.00%, due 5/1/21	2,945,000	2,945,000
Clay County School Board, Certificate of Participation
Insured: AGM
5.00%, due 7/1/24	100,000	105,255
County of Broward, Airport System, Revenue Bonds
Series P-2
3.25%, due 10/1/22	1,000,000	1,043,305
Series Q-1
4.00%, due 10/1/21	200,000	203,133
County of Broward, Port Facilities, Revenue Bonds
Series D
5.00%, due 9/1/21 (b)	785,000	795,566
Series C
5.00%, due 9/1/22	325,000	343,218
Series B, Insured: AGM
5.00%, due 9/1/23 (b)	1,100,000	1,115,428
Series D
5.00%, due 9/1/23 (b)	1,000,000	1,096,699
County of Hillsborough FL, Revenue Bonds
4.00%, due 8/1/21	125,000	126,156
County of Lee, Tourist Development Tax, Revenue Bonds
Series A
3.00%, due 10/1/21	1,030,000	1,042,276
County of Lee County, Water & Sewer, Revenue Bonds
4.00%, due 10/1/21	125,000	127,000
County of Miami-Dade FL, Taxable Capital Asset Acquisition, Revenue Bonds
0.375%, due 4/1/23	5,000,000	5,002,260
	Principal Amount	Value

Florida (continued)
County of Miami-Dade FL, Aviation, Revenue Bonds
Series B
1.885%, due 10/1/21	$ 655,000	$ 659,620
Series B
1.885%, due 10/1/21	845,000	849,918
Series A
5.00%, due 10/1/23	2,500,000	2,782,352
Series A
5.00%, due 10/1/24	2,500,000	2,895,398
Series A
5.00%, due 10/1/25	250,000	298,294
Series B
5.00%, due 10/1/25	735,000	785,131
Series A
5.00%, due 10/1/28 (b)	2,210,000	2,589,483
County of Miami-Dade FL, Revenue Bonds
Series B
4.00%, due 10/1/37	750,000	791,154
County of Miami-Dade FL, Unlimited General Obligation
Series C
5.00%, due 10/1/23	215,000	219,273
County of Miami-Dade FL, Water & Sewer System, Revenue Bonds
Series A
5.00%, due 10/1/30	835,000	994,290
County of Osceola FL, Transportation, Revenue Bonds
Series A-1
5.00%, due 10/1/21	250,000	253,927
Series A-1
5.00%, due 10/1/22	250,000	266,187
County of St Lucie FL, Sales Tax, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/25	100,000	111,140
Flagler County School District, Certificate of Participation
Series A, Insured: AGM
5.00%, due 8/1/22	200,000	211,718
Florida Municipal Loan Council, Revenue Bonds
Series D
4.00%, due 10/1/21	500,000	507,584
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Florida Municipal Power Agency, All Requirements Power Supply, Revenue Bonds
1.425%, due 10/1/26	$ 4,000,000	$ 4,010,526
Greater Orlando Aviation Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/21	1,000,000	1,019,747
Series A
5.00%, due 10/1/22	6,270,000	6,695,800
Series A
5.00%, due 10/1/23	500,000	555,191
Series A
5.00%, due 10/1/25	805,000	955,476
Herons Glen Recreation District, Special Assessment
Insured: BAM
2.50%, due 5/1/22	225,000	229,175
Insured: BAM
2.50%, due 5/1/23	230,000	237,896
Insured: BAM
2.50%, due 5/1/24	150,000	157,258
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
5.00%, due 8/1/25	260,000	306,055
5.00%, due 8/1/26	315,000	381,625
Hillsborough County School Board, Revenue Bonds
Insured: AGM
5.00%, due 10/1/22	2,375,000	2,532,796
Lakewood Ranch Stewardship District, Lakewood Center and NW Sector Projects, Special Assessment, Senior Lien
Insured: AGM
0.941%, due 5/1/21	1,075,000	1,075,000
Insured: AGM
1.041%, due 5/1/22	1,085,000	1,091,848
Insured: AGM
1.164%, due 5/1/23	545,000	551,554
Lee County Industrial Development Authority, Cypress Cove at Healthpark Florida, Inc. Memory Care Project, Revenue Bonds
4.50%, due 10/1/32	145,000	156,548
	Principal Amount	Value

Florida (continued)
Miami-Dade County Educational Facilities Authority, University of Miami, Revenue Bonds
Series B, Insured: AMBAC
5.25%, due 4/1/22	$ 150,000	$ 156,477
Series B, Insured: AMBAC
5.25%, due 4/1/24	1,100,000	1,247,539
Miami-Dade County Expressway Authority, Revenue Bonds
Series B
5.00%, due 7/1/25	225,000	257,229
Mid-Bay Bridge Authority, Revenue Bonds
Series A
5.00%, due 10/1/21	1,000,000	1,017,329
Orange County Convention Center, Revenue Bonds
5.00%, due 10/1/21	1,985,000	2,023,950
5.00%, due 10/1/22	355,000	378,952
Orange County Health Facilities Authority, Orlando Health, Inc., Revenue Bonds
Series A
5.00%, due 10/1/42	100,000	104,410
School District of Broward County, Certificate of Participation
Series A, Insured: AGM
5.00%, due 7/1/24	200,000	201,557
St Lucie County School Board, Certificate of Participation
Insured: AGM
3.00%, due 8/15/26	650,000	722,761
St Lucie County School Board, Sales tax, Revenue Bonds
Insured: AGM
5.00%, due 10/1/23	130,000	144,150
State of Florida, Unlimited General Obligation
Series F
3.25%, due 6/1/25	580,000	581,370
Series D
5.00%, due 6/1/23	200,000	200,738
State of Florida, Department of Transportation Turnpike System, Revenue Bonds
Series C
5.00%, due 7/1/21	200,000	201,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
State of Florida, Right-of-Way Acquisition and Bridge Construction, Unlimited General Obligation
5.00%, due 7/1/23	$ 350,000	$ 386,885
Volusia County School Board, Certificate of Participation
5.00%, due 8/1/21	365,000	369,284
		65,725,123
Georgia 2.0%
Atlanta Development Authority The, Piedmont Ellis LLC, Revenue Bonds
3.50%, due 9/1/35	100,000	107,529
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
5.00%, due 7/1/21	115,000	115,890
5.00%, due 7/1/22	700,000	739,528
City of Atlanta GA, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/22 (b)	500,000	527,211
Series A
5.00%, due 7/1/25	3,000,000	3,569,912
City of Atlanta GA, Airport Passenger Facility Charge, Revenue Bonds, Sub. Lien
Series F
5.00%, due 7/1/22	500,000	528,295
City of Dalton, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/22	400,000	415,104
5.00%, due 3/1/23	500,000	542,065
5.00%, due 3/1/24	400,000	450,733
5.00%, due 3/1/25	500,000	582,633
County of Paulding GA, Water & Sewerage, Revenue Bonds
5.00%, due 12/1/22	100,000	107,643
Georgia State Road & Tollway Authority, Revenue Bonds
Series B
5.00%, due 6/1/21	250,000	250,920
Series B, Insured: State Guaranteed
5.00%, due 10/1/22	100,000	106,909
	Principal Amount	Value

Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds
Series B
4.00%, due 8/1/49 (a)	$ 1,125,000	$ 1,257,872
Series C
4.00%, due 3/1/50 (a)	6,260,000	7,261,230
Series A
5.00%, due 5/15/22	550,000	576,573
Series A
5.00%, due 5/15/23	1,110,000	1,213,876
Series A
5.50%, due 9/15/21	265,000	270,018
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series C
5.00%, due 1/1/22	1,155,000	1,190,905
5.00%, due 1/1/22	3,000,000	3,093,261
5.00%, due 1/1/23	4,550,000	4,899,519
5.00%, due 1/1/24	2,500,000	2,800,166
5.00%, due 1/1/25	1,000,000	1,158,955
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
5.00%, due 1/1/23	350,000	375,794
5.00%, due 1/1/24	445,000	497,172
5.00%, due 1/1/25	450,000	521,530
State of Georgia, Unlimited General Obligation
Series B
1.25%, due 8/1/21	5,000,000	5,014,184
Series H
5.00%, due 12/1/22	550,000	592,584
Series F
5.00%, due 1/1/23	550,000	594,643
		39,362,654
Guam 0.6%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series B
3.133%, due 10/1/24	1,940,000	1,927,973
Guam Government Waterworks Authority, Revenue Bonds
Series A
5.00%, due 7/1/21	385,000	387,755
Series A
5.00%, due 7/1/24	300,000	339,026
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam (continued)
Guam Government Waterworks Authority, Revenue Bonds (continued)
5.00%, due 7/1/24	$ 400,000	$ 452,035
5.25%, due 7/1/22	1,390,000	1,466,394
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/23	200,000	212,934
Series A, Insured: AGM
5.00%, due 10/1/25	950,000	1,009,393
Port Authority of Guam, Revenue Bonds
Series C
3.783%, due 7/1/21	500,000	501,294
Series B
5.00%, due 7/1/22 (b)	400,000	417,495
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/21	5,295,000	5,424,490
		12,138,789
Hawaii 0.1%
State of Hawaii Airports System, Certificate of Participation
5.25%, due 8/1/24	250,000	276,633
5.25%, due 8/1/25	1,300,000	1,434,486
State of Hawaii Harbor System, Revenue Bonds (b)
Series A
5.00%, due 7/1/24	300,000	341,043
Series A
5.00%, due 7/1/25	450,000	528,357
		2,580,519
Idaho 0.3%
Idaho Health Facilities Authority, St Luke's Health System Project, Revenue Bonds
5.00%, due 3/1/22	585,000	607,487
Idaho Health Facilities Authority, ADA County Coroner Project, Revenue Bonds
5.00%, due 9/1/23	170,000	188,272
5.00%, due 9/1/24	265,000	304,468
5.00%, due 9/1/25	285,000	338,075
	Principal Amount	Value

Idaho (continued)
Idaho Housing & Finance Association, Revenue Bonds
Series A
5.00%, due 7/15/29	$ 3,500,000	$ 4,587,231
		6,025,533
Illinois 11.0%
Carol Stream Park District, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 11/1/24	215,000	239,274
Series C, Insured: BAM
4.00%, due 11/1/25	450,000	512,405
Series C, Insured: BAM
4.00%, due 11/1/26	550,000	637,474
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Insured: NATL
(zero coupon), due 12/1/23	500,000	487,769
Chicago Board of Education, Capital Appreciation, Unlimited General Obligation
Series A, Insured: NATL
(zero coupon), due 12/1/25	1,500,000	1,408,134
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/23	4,650,000	5,163,882
Chicago Midway International Airport, Revenue Bonds, Second Lien (b)
Series A
5.00%, due 1/1/24	3,485,000	3,896,535
Series A
5.00%, due 1/1/24	3,000,000	3,354,263
Series A
5.00%, due 1/1/27	1,040,000	1,159,001
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series D
5.00%, due 1/1/22 (b)	930,000	959,037
Series D
5.00%, due 1/1/24 (b)	150,000	167,713
Series B
5.00%, due 1/1/24 (b)	2,000,000	2,062,038
Series D
5.00%, due 1/1/24	850,000	917,305

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien (continued)
Series E
5.00%, due 1/1/24	$ 200,000	$ 224,467
Series A
5.00%, due 1/1/25 (b)	235,000	271,707
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
5.00%, due 1/1/25 (b)	835,000	860,679
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
5.00%, due 11/15/21	800,000	818,313
Chicago Park District, Limited General Obligation
Series C
5.00%, due 1/1/23	500,000	535,382
Chicago Park District, Unlimited General Obligation
Series F-2
5.00%, due 1/1/25	400,000	459,191
Series F-2
5.00%, due 1/1/26	550,000	650,007
Chicago Transit Authority, 5337 State of Good Repair Formula Funds, Revenue Bonds
5.00%, due 6/1/22	1,670,000	1,750,833
Chicago Transit Authority, Revenue Bonds
5.00%, due 6/1/25	8,180,000	9,612,037
Chicago Transit Authority, Sales Tax Receipts, Revenue Bonds
5.25%, due 12/1/31	85,000	87,526
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds
5.00%, due 12/1/21	5,075,000	5,218,507
5.25%, due 12/1/23	1,040,000	1,070,903
5.25%, due 12/1/24	610,000	628,126
5.25%, due 12/1/25	60,000	61,783
5.25%, due 12/1/26	200,000	205,943
City of Batavia IL, Unlimited General Obligation
3.00%, due 1/1/25	225,000	243,061
	Principal Amount	Value

Illinois (continued)
City of Berwyn IL, Unlimited General Obligation
Series A
5.00%, due 12/1/23	$ 330,000	$ 355,114
Series A
5.00%, due 12/1/24	820,000	903,253
Series A
5.00%, due 12/1/25	465,000	523,391
Series A
5.00%, due 12/1/26	705,000	803,971
City of Canton IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 12/1/21	525,000	531,428
Series A, Insured: BAM
3.00%, due 12/1/22	635,000	655,299
Series A, Insured: BAM
3.00%, due 12/1/23	550,000	579,849
City of Chicago IL, Unlimited General Obligation
Series C
(zero coupon), due 1/1/25	2,255,000	2,106,534
Series C
4.00%, due 1/1/24	240,000	244,948
Series C
5.00%, due 1/1/24	3,520,000	3,898,159
Series C
5.00%, due 1/1/24	200,000	205,433
5.25%, due 1/1/28	925,000	1,049,861
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
Series 2017-2
5.00%, due 11/1/21	120,000	122,691
5.00%, due 11/1/22	500,000	533,861
5.00%, due 11/1/24	250,000	267,553
Insured: AGM
5.00%, due 11/1/25	400,000	427,792
City of Chicago IL, Project, Unlimited General Obligation
Series A
5.00%, due 1/1/22	790,000	811,309
Series A
5.00%, due 1/1/26	405,000	445,051
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago IL, Wastewater Transmission Project, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/22	$ 250,000	$ 257,501
5.00%, due 1/1/24	150,000	168,605
5.00%, due 1/1/26	1,130,000	1,166,895
City of Chicago IL, Prerefunded, Unlimited General Obligation
Series C
5.00%, due 1/1/22	85,000	87,694
City of Chicago IL, Unrefunded, Unlimited General Obligation
Series C
5.00%, due 1/1/23	3,885,000	4,150,807
City of Chicago IL, Neighborhoods Alive 21 Program, Unlimited General Obligation
Series 2002B
5.00%, due 1/1/24	150,000	166,115
City of Chicago IL, Waterworks, Project, Revenue Bonds, Second Lien
5.00%, due 11/1/25	155,000	178,839
Insured: BAM
5.00%, due 11/1/25	135,000	156,629
5.00%, due 11/1/26	410,000	472,317
City of Chicago IL, Neighbourhoods Alive 21 Program, Unlimited General Obligation
Series 2002B
5.00%, due 1/1/26	170,000	192,999
Series 2002B
5.25%, due 1/1/28	150,000	170,248
City of Kankakee IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/24	750,000	811,942
City of Kankakee IL, Special Obligation, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/25	800,000	881,430
City of Monmouth IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/22	350,000	367,889
	Principal Amount	Value

Illinois (continued)
City of Monmouth IL, Unlimited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 12/1/23	$ 365,000	$ 396,523
Series A, Insured: BAM
4.00%, due 12/1/24	380,000	422,911
City of Mount Vernon IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/15/21	900,000	920,857
Insured: BAM
4.00%, due 12/15/22	1,150,000	1,219,798
Insured: BAM
4.00%, due 12/15/23	2,305,000	2,505,587
Insured: BAM
4.00%, due 12/15/24	2,400,000	2,673,467
Insured: BAM
4.00%, due 12/15/25	2,490,000	2,829,521
City of Rock Island IL, Green Bonds, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/21	105,000	107,273
Insured: BAM
4.00%, due 12/1/22	220,000	232,816
Insured: BAM
4.00%, due 12/1/23	155,000	168,470
Insured: BAM
4.00%, due 12/1/24	175,000	195,090
Insured: BAM
4.00%, due 12/1/25	175,000	198,872
City of Rockford IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/15/21	130,000	132,842
Series A, Insured: AGM
4.00%, due 12/15/22	135,000	142,159
Series A, Insured: AGM
4.00%, due 12/15/23	140,000	152,298
Series A, Insured: AGM
4.00%, due 12/15/24	290,000	323,924
City of Rockford IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/15/21	320,000	326,995
Insured: BAM
4.00%, due 12/15/22	250,000	262,760

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Rockford IL, Unlimited General Obligation (continued)
Insured: BAM
4.00%, due 12/15/23	$ 560,000	$ 609,343
Insured: BAM
4.00%, due 12/15/24	285,000	318,448
City of Springfield IL, Electric, Revenue Bonds, Senior Lien
5.00%, due 3/1/25	1,055,000	1,226,745
City of Sterling IL, Unlimited General Obligation
Series B, Insured: BAM
0.40%, due 11/1/23	245,000	244,774
Series B, Insured: BAM
4.00%, due 11/1/25	100,000	113,915
Series B, Insured: BAM
4.00%, due 11/1/26	370,000	429,705
Series B, Insured: BAM
4.00%, due 11/1/29	285,000	345,415
City of Waukegan IL, Water & Sewer System, Revenue Bonds, First Lien
Insured: AGM
4.00%, due 12/30/21	100,000	102,421
Insured: AGM
4.00%, due 12/30/23	100,000	108,748
Insured: AGM
4.00%, due 12/30/24	110,000	122,571
Insured: AGM
4.00%, due 12/30/25	150,000	170,307
City of Waukegan IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/30/23	250,000	272,146
Series A, Insured: BAM
4.00%, due 12/30/24	280,000	311,570
Series A, Insured: BAM
4.00%, due 12/30/26	300,000	345,517
Cook County Community Unit School District No. 401 Elmwood Park, Unlimited General Obligation
3.00%, due 12/1/22	500,000	520,873
Cook County High School District No. 205 Thornton Township, Limited General Obligation
Series C, Insured: BAM
5.00%, due 12/1/25	2,300,000	2,711,956
	Principal Amount	Value

Illinois (continued)
Cook County School District No. 122 Ridgeland, Unlimited General Obligation
Series A
3.00%, due 12/1/22	$ 950,000	$ 987,363
Cook County School District No. 73.5 Skokie, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/21	55,000	56,158
Cook County School District No. 78 Rosemont, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/21	100,000	102,680
Cook County School District No. 87 Berkeley, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/24	500,000	581,361
Insured: AGM
5.00%, due 12/1/25	500,000	599,979
Insured: AGM
5.00%, due 12/1/26	500,000	617,488
Cook County School District No. 88 Bellwood, Limited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/23	425,000	463,420
Series A, Insured: BAM
4.00%, due 12/1/24	325,000	363,777
Cook County School District No. 94, Unlimited General Obligation
Insured: BAM
5.00%, due 12/1/21	180,000	184,486
Insured: BAM
5.00%, due 12/1/22	340,000	362,581
Insured: BAM
5.00%, due 12/1/23	555,000	617,089
Insured: BAM
5.00%, due 12/1/24	370,000	425,081
Insured: BAM
5.00%, due 12/1/25	390,000	461,774
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	760,000	821,165
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation (continued)
Insured: BAM
5.00%, due 12/1/24	$ 570,000	$ 654,854
County of Cook IL, Unlimited General Obligation
Series A
5.25%, due 11/15/25	200,000	205,275
Crawford Hospital District, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/22	100,000	102,190
Insured: AGM
4.00%, due 1/1/23	265,000	279,346
Insured: AGM
4.00%, due 1/1/24	280,000	304,129
Insured: AGM
4.00%, due 1/1/25	285,000	316,936
Insured: AGM
4.00%, due 1/1/26	300,000	340,194
Darien-Woodridge Fire Protection District, Unlimited General Obligation
Insured: BAM
3.00%, due 12/30/22	75,000	77,998
Insured: BAM
3.00%, due 12/30/23	100,000	106,420
Insured: BAM
3.00%, due 12/30/25	100,000	109,480
Illinois Development Finance Authority, Regenct Park, Revenue Bonds
(zero coupon), due 7/15/25	760,000	740,818
Illinois Finance Authority, Illinois Wesleyan University, Revenue Bonds
4.00%, due 9/1/21	265,000	267,893
5.00%, due 9/1/22	560,000	592,158
Illinois Finance Authority, Chicago International Charter School Project, Revenue Bonds
4.00%, due 12/1/21	425,000	429,512
Illinois Finance Authority, OSF Healthcare System, Revenue Bonds
Series A
5.00%, due 5/15/23	400,000	437,516
5.00%, due 5/15/50 (a)	4,250,000	4,818,540
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Ann & Robert H Lurie Children's Hospital Obligated Group, Revenue Bonds
5.00%, due 8/15/23	$ 250,000	$ 277,228
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.00%, due 6/15/25	115,000	129,393
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 12/1/21	70,000	71,938
Series D
5.00%, due 1/1/22	55,000	56,743
Series A
5.00%, due 12/1/22	3,010,000	3,237,577
Illinois State University, Auxiliary Facilities System, Revenue Bonds
Series A, Insured: AGM
5.00%, due 4/1/22	425,000	442,388
Series B, Insured: AGM
5.00%, due 4/1/22	645,000	671,389
Kane County School District No. 131 Aurora East Side, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	580,000	610,864
Kankakee County School District No. 111 Kankakee, Limited General Obligation
Insured: BAM
4.00%, due 1/1/22	255,000	260,977
Insured: BAM
4.00%, due 1/1/24	370,000	401,681
Insured: BAM
4.00%, due 1/1/25	390,000	433,106
Kendall Kane & Will Counties Community Unit School District No. 308, Unlimited General Obligation
5.25%, due 2/1/27	1,000,000	1,012,365
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 1/1/24	590,000	640,844
Series A, Insured: BAM
4.00%, due 12/1/24	665,000	742,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation (continued)
Series B, Insured: BAM
4.00%, due 1/1/25	$ 625,000	$ 693,841
Series A, Insured: BAM
4.00%, due 12/1/25	685,000	778,111
Series B, Insured: BAM
4.00%, due 1/1/26	640,000	725,124
Series A, Insured: BAM
4.00%, due 12/1/26	680,000	784,934
La Salle County School District No. 141 Ottawa, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/21	585,000	596,979
Insured: AGM
4.00%, due 12/1/22	370,000	388,433
Lake County Community Consolidated School District No. 3 Beach Park, Unlimited General Obligation
Insured: AGM
4.00%, due 2/1/24	405,000	442,759
Insured: AGM
4.00%, due 2/1/25	450,000	505,266
Macon County School District No. 61 Decatur, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 1/1/24	750,000	813,596
Insured: AGM
4.00%, due 12/1/24	100,000	111,217
Insured: AGM
4.00%, due 12/1/27	1,020,000	1,190,095
Macoupin County Community Unit School District No. 1 Carlinville, Limited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/24	535,000	581,931
Series B, Insured: BAM
3.00%, due 12/1/25	535,000	590,658
Series B, Insured: BAM
3.00%, due 12/1/26	750,000	837,376
	Principal Amount	Value

Illinois (continued)
Madison-Macoupin Etc Counties Community College District No. 536, Unlimited General Obligation
Series A
5.00%, due 11/1/21	$ 70,000	$ 71,559
Madison-Macoupin Etc Counties Community College District No. 536, Lewis & Clark Community Project, Unlimited General Obligation
5.00%, due 11/1/22	420,000	448,118
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Insured: NATL
(zero coupon), due 6/15/21	410,000	409,846
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Insured: NATL
(zero coupon), due 12/15/23	175,000	170,463
Metropolitan Water Reclamation District of Greater Chicago, Capital Improvement, Limited General Obligation
Series B
5.00%, due 12/1/23	4,200,000	4,318,535
Series B
5.00%, due 12/1/30	1,250,000	1,285,278
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Limited General Obligation
Series C
5.00%, due 12/1/26	500,000	582,331
Montgomery & Macoupin Counties Community Unit School District No. 12 Litchfield, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 10/1/22	295,000	310,800
Series C, Insured: BAM
4.00%, due 10/1/25	355,000	401,673
Series C, Insured: BAM
4.00%, due 10/1/26	380,000	438,684
Series C, Insured: BAM
4.00%, due 10/1/27	405,000	475,275
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Montgomery & Macoupin Counties Community Unit School District No. 12 Litchfield, Unlimited General Obligation (continued)
Series C, Insured: BAM
4.00%, due 10/1/28	$ 430,000	$ 511,844
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/23	240,000	260,678
Series B, Insured: BAM
5.00%, due 4/1/25	850,000	989,910
Series B, Insured: BAM
5.00%, due 4/1/27	1,000,000	1,224,599
Public Building Commission of Chicago, Revenue Bonds
Insured: AMBAC
5.25%, due 3/1/24	1,000,000	1,115,564
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, due 6/1/25	1,000,000	1,168,466
Regional Transportation Authority, Revenue Bonds
Series A
5.00%, due 6/1/21	125,000	125,453
Series A, Insured: NATL
5.50%, due 7/1/22	335,000	355,653
Insured: AGM
5.75%, due 6/1/21	200,000	200,838
Insured: AGM
6.25%, due 7/1/22	360,000	385,317
Rock Island County Metropolitan Airport Authority, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	1,185,000	1,251,137
Insured: AGM
4.00%, due 12/1/23	1,170,000	1,267,912
Insured: AGM
4.00%, due 12/1/24	1,275,000	1,416,114
Insured: AGM
4.00%, due 12/1/25	1,325,000	1,501,288
Rock Island County School District No. 41 Rock Island, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	385,000	418,044
	Principal Amount	Value

Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds
Series C
5.00%, due 1/1/22	$ 1,250,000	$ 1,288,267
Saline County Community Unit School District No. 3 Harrisburg, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/26	765,000	850,593
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 6/1/22	1,000,000	1,033,194
Series C, Insured: AGM
4.00%, due 6/1/23	1,000,000	1,072,950
Series C, Insured: AGM
4.00%, due 6/1/24	1,000,000	1,105,094
Series C, Insured: AGM
4.00%, due 6/1/25	875,000	991,910
Series C, Insured: AGM
5.00%, due 6/1/26	910,000	1,100,562
Series C, Insured: AGM
5.00%, due 6/1/27	955,000	1,185,446
South Sangamon Water Commission, Alternative Revenue Source, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/22	300,000	306,529
Insured: AGM
4.00%, due 1/1/23	165,000	173,792
Insured: AGM
4.00%, due 1/1/24	350,000	378,714
Insured: AGM
4.00%, due 1/1/25	250,000	277,060
Southwestern Illinois Development Authority, Southwestern Illinois Flood Prevention District Council, Revenue Bonds
4.00%, due 4/15/22	500,000	517,582
St Clair County High School District No. 201 Belleville, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 2/1/22	1,180,000	1,212,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Stark Knox Marshall Henry & Peoria Counties Community Unit School Dist No. 100, Unlimited General Obligation (e)
4.00%, due 12/1/24	$ 100,000	$ 112,093
4.00%, due 12/1/25	250,000	286,730
4.00%, due 12/1/26	260,000	304,110
State of Illinois, Revenue Bonds
4.00%, due 6/15/21	2,500,000	2,508,865
Series C
5.00%, due 6/15/22	95,000	99,184
State of Illinois, Unlimited General Obligation
4.00%, due 9/1/22	480,000	502,549
Series A
5.00%, due 5/1/21	350,000	350,000
5.00%, due 8/1/21	3,295,000	3,332,083
Series A
5.00%, due 10/1/21	1,425,000	1,452,039
5.00%, due 7/1/23	400,000	438,227
Series A
5.00%, due 10/1/23	200,000	221,161
Series A
5.00%, due 10/1/24	200,000	228,622
Series D
5.00%, due 11/1/24	24,950,000	28,403,030
Series B
5.15%, due 1/1/24	500,000	541,022
State of Illinois, Revenue Bonds, Junior Lien
5.00%, due 6/15/22	900,000	939,637
State of Illinois, Unlimited General Obligation, First Series
Insured: NATL
6.00%, due 11/1/26	4,115,000	4,992,364
State of Illinois, Build America Bonds, Unlimited General Obligation
6.20%, due 7/1/21	139,000	140,012
University of Illinois, Auxiliary Facilities System, Revenue Bonds
Series A, Insured: AMBAC
5.50%, due 4/1/22	175,000	182,952
Village of Bensenville IL, Unlimited General Obligation
Series A, Insured: AGM
3.00%, due 12/30/21	100,000	101,833
	Principal Amount	Value

Illinois (continued)
Village of Brookfield IL, Unlimited General Obligation
Insured: BAM
4.00%, due 3/1/22	$ 250,000	$ 257,341
Insured: BAM
4.00%, due 3/1/23	270,000	287,553
Village of Franklin Park IL, Revenue Bonds
Insured: BAM
5.00%, due 4/1/23	460,000	501,016
Village of McCook IL, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/23	230,000	249,926
Village of Sauk Village IL, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 12/1/21	750,000	766,237
Series C, Insured: BAM
4.00%, due 12/1/21	130,000	132,814
Series C, Insured: BAM
4.00%, due 12/1/22	100,000	104,966
Series C, Insured: BAM
4.00%, due 12/1/23	1,030,000	1,111,523
Village of Stone Park IL, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 2/1/24	135,000	145,247
Series B, Insured: BAM
4.00%, due 2/1/25	150,000	164,796
Village of Westchester IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	260,000	283,714
Insured: BAM
4.00%, due 12/1/24	270,000	302,419
Insured: BAM
4.00%, due 12/1/25	280,000	320,765
Insured: BAM
4.00%, due 12/1/26	290,000	338,851
Washington County Community Unit School Dist No. 10 West Washington, Unlimited General Obligation
Insured: BAM
4.00%, due 1/15/22	580,000	594,810
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
West Chicago Park District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/21	$ 230,000	$ 233,699
Series B, Insured: BAM
3.00%, due 12/1/23	225,000	238,812
Series B, Insured: BAM
3.00%, due 12/1/24	485,000	523,955
Series B, Insured: BAM
3.00%, due 12/1/25	520,000	570,399
Western Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 4/1/22	1,200,000	1,236,009
Insured: BAM
4.00%, due 4/1/24	1,000,000	1,104,250
Insured: BAM
4.00%, due 4/1/26	1,340,000	1,554,866
Insured: BAM
4.00%, due 4/1/27	1,400,000	1,653,838
White Oak Library District, Unlimited General Obligation
5.00%, due 1/1/22	315,000	324,665
5.00%, due 1/1/23	430,000	461,839
Whiteside County Community Unit School District No. 2 River Bend, Unlimited General Obligation
Insured: AGM
3.75%, due 12/1/21	100,000	101,963
Will County Community High School District No. 210 Lincoln-Way, Unlimited General Obligation
Insured: AGM
(zero coupon), due 1/1/25	685,000	653,040
Will County Community Unit School District No. 365 Valley View, Capital Appreciation, Unlimited General Obligation
Insured: AGM
(zero coupon), due 11/1/21	125,000	124,847
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No. 6 Fieldcrest, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/23	770,000	838,985
	Principal Amount	Value

Illinois (continued)
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No. 6 Fieldcrest, Unlimited General Obligation (continued)
Series A, Insured: BAM
4.00%, due 12/1/24	$ 440,000	$ 492,167
Series A, Insured: BAM
4.00%, due 12/1/25	200,000	227,860
Series A, Insured: BAM
4.00%, due 12/1/25	690,000	786,117
Series A, Insured: BAM
4.00%, due 12/1/26	175,000	202,723
Series A, Insured: BAM
4.00%, due 12/1/26	330,000	382,278
Series A, Insured: BAM
4.00%, due 12/1/27	275,000	323,700
Series A, Insured: BAM
4.00%, due 12/1/27	400,000	470,836
		218,787,291
Indiana 0.9%
Brownsburg 1999 School Building Corp., Revenue Bonds
Insured: State Intercept
4.00%, due 1/15/22	255,000	261,693
City of Decatur IN, Green Bond, Revenue Bonds
Insured: BAM
3.00%, due 1/1/22	235,000	239,311
City of Evansville IN, Medical School Project
Series A, Insured: BAM
5.00%, due 2/1/23	535,000	575,720
City of Goshen IN, Sewage Works, Revenue Bonds
Insured: AGM
3.00%, due 1/1/22	130,000	132,367
Insured: AGM
3.00%, due 7/1/22	150,000	154,768
Insured: AGM
3.00%, due 1/1/23	185,000	193,193
Insured: AGM
3.00%, due 7/1/23	150,000	158,439
Insured: AGM
3.00%, due 1/1/24	460,000	490,948
Insured: AGM
3.00%, due 7/1/24	300,000	323,286

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
City of Goshen IN, Sewage Works, Revenue Bonds (continued)
Insured: AGM
4.00%, due 1/1/25	$ 260,000	$ 291,734
Insured: AGM
4.00%, due 7/1/25	230,000	261,053
Greater Jasper School Building Corp., Indiana Ad Valorem Property Tax, 1st Mortgage, Revenue Bonds
Insured: State Intercept
5.00%, due 1/15/27	100,000	121,967
Hammond Multi-School Building Corp., Property First Mortgage, Revenue Bonds
Insured: State Intercept
4.00%, due 7/15/21	330,000	332,338
Insured: State Intercept
5.00%, due 1/15/22	555,000	572,754
Insured: State Intercept
5.00%, due 7/15/22	1,040,000	1,096,946
Indiana Finance Authority, Marian University Project, Revenue Bonds
2.57%, due 9/15/21	450,000	451,040
5.00%, due 9/15/21	60,000	60,884
5.00%, due 9/15/22	50,000	52,744
5.00%, due 9/15/23	75,000	82,033
Indiana Finance Authority, University Health, Revenue Bonds
Series A
5.00%, due 12/1/22	250,000	269,108
Indiana Finance Authority, State Revolving Fund Program, Revenue Bonds
5.00%, due 2/1/25	75,000	77,735
Indiana Housing & Community Development Authority, Single Family Mortgage, Revenue Bonds
Series B-2, Insured: GNMA
5.00%, due 7/1/21 (b)	1,345,000	1,354,930
Indianapolis Local Public Improvement Bond Bank, Public Improvement, Revenue Bonds
Series A
5.00%, due 6/1/22	1,175,000	1,235,009
	Principal Amount	Value

Indiana (continued)
IPS Multi-School Building Corp., First Mortgage, Revenue Bonds
Insured: State Intercept
5.00%, due 1/15/22	$ 1,250,000	$ 1,291,869
Muncie Sanitary District, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/25	975,000	1,107,497
Series A, Insured: AGM
5.00%, due 1/1/26	265,000	315,851
Series A, Insured: AGM
5.00%, due 7/1/26	525,000	635,215
Rensselaer Central Multi-School Building Corp., Valorem Property First Mortgage, Revenue Bonds
Insured: State Intercept
4.00%, due 1/15/22	240,000	246,350
Terre Haute Sanitation District, Revenue Bonds
Series A, Insured: BAM
3.00%, due 1/1/23	320,000	332,328
Series A, Insured: BAM
3.00%, due 7/1/23	390,000	409,265
Series A, Insured: BAM
3.00%, due 1/1/24	350,000	370,107
Series A, Insured: BAM
3.00%, due 7/1/24	385,000	410,504
Series A, Insured: BAM
3.00%, due 1/1/25	400,000	429,705
Series A, Insured: BAM
3.00%, due 7/1/25	390,000	422,023
Series A, Insured: BAM
3.00%, due 1/1/26	275,000	299,636
Series A, Insured: BAM
3.00%, due 7/1/26	280,000	306,702
Town of Speedway Sewage Works, Revenue Bonds
Series A, Insured: AGM
3.00%, due 9/1/24	550,000	594,157
Wayne Township Metropolitan School District, Limited General Obligation
Insured: State Intercept
3.00%, due 1/15/22	500,000	508,475
Insured: State Intercept
4.00%, due 7/15/22	1,010,000	1,050,773
Insured: State Intercept
4.00%, due 1/15/23	1,035,000	1,092,879
		18,613,336
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa 1.1%
Camanche Community School District, Unlimited General Obligation (e)
Insured: AGM
5.00%, due 6/1/25	$ 535,000	$ 629,216
Insured: AGM
5.00%, due 6/1/26	565,000	684,940
Insured: AGM
5.00%, due 6/1/27	590,000	734,108
City of Altoona IA, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 6/1/21	235,000	235,488
City of Cedar Falls IA, Capital Loan Notes, Revenue Bonds
5.00%, due 12/1/21	140,000	143,917
City of New Hampton IA, Electric, Revenue Bonds
Insured: BAM
3.00%, due 6/1/22	135,000	138,628
Insured: BAM
3.00%, due 6/1/23	140,000	147,355
Insured: BAM
3.00%, due 6/1/24	140,000	150,317
City of Newton IA, Unlimited General Obligation
Series C, Insured: AGM
2.00%, due 6/1/22	520,000	530,386
Clinton Community School District, Unlimited General Obligation
Insured: AGM
5.00%, due 6/1/21	1,180,000	1,184,207
Insured: AGM
5.00%, due 6/1/22	620,000	651,595
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (b)	2,000,000	2,022,476
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
5.00%, due 10/1/23	515,000	571,320
5.00%, due 10/1/24	550,000	631,729
5.00%, due 10/1/25	570,000	673,281
	Principal Amount	Value

Iowa (continued)
Iowa State University of Science & Technology, Revenue Bonds
Insured: BAM
5.00%, due 7/1/22	$ 1,215,000	$ 1,282,878
Iowa Student Loan Liquidity Corp., Revenue Bonds (b)
Series A
5.00%, due 12/1/21	2,500,000	2,568,048
Series A
5.00%, due 12/1/24	275,000	315,623
Lewis Central Community School District, Revenue Bonds
Insured: BAM
4.00%, due 7/1/24	620,000	689,174
Insured: BAM
4.00%, due 7/1/25	570,000	649,726
Insured: BAM
4.00%, due 7/1/26	675,000	786,408
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49	3,020,000	3,659,023
Sioux Center Community School District, Unlimited General Obligation
Insured: AGM
5.00%, due 5/1/21	755,000	755,000
Insured: AGM
5.00%, due 5/1/22	350,000	366,348
Southern Iowa Rural Water Association, Capital Loan Notes, Revenue Bonds
Insured: AGM
4.00%, due 12/1/23	395,000	429,645
State of Iowa, Revenue Bonds
5.00%, due 6/15/26	130,000	159,071
Waterloo Community School District, Revenue Bonds
Insured: AGM
4.00%, due 7/1/23	125,000	134,436
Insured: AGM
4.00%, due 7/1/24	450,000	497,214
Insured: AGM
4.00%, due 7/1/25	450,000	508,976
Insured: AGM
4.00%, due 7/1/26	100,000	115,462
		22,045,995

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kansas 0.0% ‡
Franklin County Unified School District No. 287 West Franklin, Unlimited General Obligation
Insured: AGM
5.00%, due 9/1/23	$ 305,000	$ 338,084
Kansas Development Finance Authority, Department of Commerce, Revenue Bonds
5.00%, due 6/1/22	340,000	357,478
Washburn University, Revenue Bonds
Insured: BAM
4.00%, due 7/1/23	200,000	215,772
		911,334
Kentucky 0.8%
Kentucky Asset Liability Commission, Project Notes, Federal Highway Trust, Revenue Bonds
5.00%, due 9/1/21	1,180,000	1,198,507
Kentucky Bond Development Corp., Lexington Center Corporation Project, Revenue Bonds
5.00%, due 9/1/21	725,000	736,467
5.00%, due 9/1/22	550,000	582,717
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
5.00%, due 7/1/26	3,450,000	4,021,560
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 8/1/21	275,000	277,456
Series C
4.00%, due 8/1/22	390,000	407,726
Series C
4.00%, due 8/1/23	390,000	421,419
Series C
4.00%, due 2/1/50 (a)	6,560,000	7,738,595
		15,384,447
Louisiana 1.2%
Calcasieu Parish School District No. 31, Unlimited General Obligation
Insured: BAM
5.00%, due 3/1/24	160,000	180,680
	Principal Amount	Value

Louisiana (continued)
Cameron Parish School District No. 15, Unlimited General Obligation
3.00%, due 10/1/21	$ 125,000	$ 126,134
5.00%, due 10/1/24	340,000	382,415
5.00%, due 10/1/25	220,000	252,850
5.00%, due 10/1/26	230,000	269,126
City of New Orleans LA, Sewerage Service, Revenue Bonds
5.00%, due 6/1/22	820,000	860,510
City of Shreveport LA, Water & Sewer, Revenue Bonds
Series B, Insured: BAM
5.00%, due 12/1/26	210,000	258,957
Jefferson Parish Hospital Service District No. 2, East Jefferson General Hospital, Revenue Bonds
6.25%, due 7/1/31	100,000	100,965
Jefferson Sales Tax District, Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/25	1,295,000	1,546,175
Louisiana Local Government Environmental Facilities & Community Development Authority, City of Crowley Louisiana Project, Revenue Bonds
Insured: BAM
4.00%, due 10/1/23	515,000	557,700
Insured: BAM
4.00%, due 10/1/24	535,000	595,706
Louisiana Local Government Environmental Facilities & Community Development Authority, University Facilities, Inc. Project, Revenue Bonds
Insured: AGM
4.00%, due 10/1/24	395,000	442,666
Insured: AGM
4.00%, due 10/1/25	305,000	350,799
Louisiana Local Government Environmental Facilities & Community Development Authority, Innovative Student Facilities, Inc. Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/22	290,000	309,182
Insured: BAM
5.00%, due 10/1/23	230,000	255,623
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, Innovative Student Facilities, Inc. Project, Revenue Bonds (continued)
Insured: BAM
5.00%, due 10/1/24	$ 225,000	$ 259,590
Insured: BAM
5.00%, due 10/1/25	250,000	298,173
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/21	1,260,000	1,269,260
Series A
5.00%, due 7/1/22	1,000,000	1,053,582
Series A
5.00%, due 7/1/24	2,065,000	2,269,393
Series A
5.00%, due 7/1/25	1,065,000	1,169,200
Louisiana Stadium & Exposition District, Revenue Bonds
5.00%, due 7/3/23	10,000,000	10,748,982
Parish of Plaquemines LA, Revenue Bonds
Insured: BAM
5.00%, due 3/1/24	150,000	168,393
Rapides Parish Recreation District Ward No. 9, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	120,000	125,600
Insured: AGM
3.00%, due 3/1/24	130,000	138,974
Insured: AGM
3.00%, due 3/1/25	150,000	163,290
		24,153,925
Maine 0.2%
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds (b)
Insured: AGM
5.00%, due 12/1/22	500,000	535,655
Insured: AGM
5.00%, due 12/1/23	545,000	605,971
	Principal Amount	Value

Maine (continued)
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds (b) (continued)
Insured: AGM
5.00%, due 12/1/24	$ 520,000	$ 595,428
Insured: AGM
5.00%, due 12/1/25	475,000	556,590
Maine Health & Higher Educational Facilities Authority, Houlton Regional Hospital, Revenue Bonds
Series A, Insured: ST RES FD GTY
5.00%, due 7/1/21	75,000	75,578
Series A, Insured: ST RES FD GTY
5.00%, due 7/1/21	20,000	20,151
Maine Health & Higher Educational Facilities Authority, Eastern Maine Medical Center, Revenue Bonds
Series A, Insured: AGM-CR ST AID WITHHLDG
5.00%, due 7/1/24	1,045,000	1,191,143
		3,580,516
Maryland 1.1%
County of Baltimore MD, Certificate of Participation
5.00%, due 10/1/22	115,000	122,945
County of Frederick MD, Urbana Community Development Authority, Special Tax, Senior Lien
Series A
5.00%, due 7/1/23	1,000,000	1,099,208
Series A
5.00%, due 7/1/24	1,060,000	1,210,396
Maryland Economic Development Corp., Terminal Project, Revenue Bonds
3.25%, due 6/1/22	755,000	767,340
3.40%, due 6/1/23	750,000	772,951
Series B
3.60%, due 6/1/23	3,925,000	4,061,011
3.70%, due 6/1/25	1,000,000	1,049,113
Maryland Economic Development Corp., University of Maryland, College Park Projects, Revenue Bonds
Insured: AGM
4.00%, due 6/1/25	300,000	339,954

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University Issue, Revenue Bonds
Series A
5.00%, due 7/1/23	$ 345,000	$ 379,620
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
5.00%, due 6/1/28	200,000	247,198
5.00%, due 6/1/30	350,000	442,245
Maryland State Transportation Authority, Passenger Facily Charge, Revenue Bonds
5.00%, due 6/1/22 (b)	850,000	892,938
Insured: AGM
5.00%, due 6/1/23	1,000,000	1,096,639
St Mary's College of Maryland, Academic Fees and Auxiliary Facility Fees, Revenue Bonds
Insured: BAM
4.00%, due 9/1/25	250,000	285,103
State of Maryland, Unlimited General Obligation
Series C
5.00%, due 8/1/21	350,000	354,168
Series C
5.00%, due 8/1/22	540,000	572,965
Series A
5.00%, due 3/15/27	7,145,000	8,962,239
		22,656,033
Massachusetts 1.1%
Bridgewater-Raynham Regional School District, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 2/1/23	730,000	778,204
City of Fall River MA, Qualified Municipal Purpose Loan, Limited General Obligation
Insured: State Aid Withholding
5.00%, due 12/1/24	120,000	139,713
Insured: State Aid Withholding
5.00%, due 12/1/26	350,000	434,189
Insured: State Aid Withholding
5.00%, due 12/1/27	315,000	400,229
	Principal Amount	Value

Massachusetts (continued)
Commonwealth of Massachusetts, Limited General Obligation
Series C
5.00%, due 7/1/26	$ 500,000	$ 528,355
Series A, Insured: AMBAC
5.25%, due 8/1/21	285,000	288,566
Commonwealth of Massachusetts, Revenue Bonds
Insured: NATL
5.50%, due 1/1/22	1,070,000	1,106,489
Insured: NATL
5.50%, due 1/1/23	2,855,000	3,098,394
Insured: NATL
5.50%, due 1/1/25	6,380,000	7,519,551
Massachusetts Bay Transportation Authority, Revenue Bonds
Series A
5.00%, due 7/1/22	360,000	380,502
Massachusetts Development Finance Agency, CareGroup Issue, Revenue Bonds
Series H-1
5.00%, due 7/1/21	100,000	100,758
Massachusetts Development Finance Agency, Northeastern University Issue, Revenue Bonds
Series A
5.00%, due 10/1/22	280,000	299,015
Massachusetts Development Finance Agency, South Shore Hospital Issue, Revenue Bonds
Series I
5.00%, due 7/1/23	375,000	410,923
Massachusetts Educational Financing Authority, Revenue Bonds
Series K
5.00%, due 7/1/22	500,000	527,538
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 7/1/25 (b)	100,000	117,144
Massachusetts School Building Authority, Sales Tax, Revenue Bonds, Senior Lien
Series A
5.00%, due 8/15/24	110,000	116,778
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State College Building Authority, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL
(zero coupon), due 5/1/23	$ 495,000	$ 492,249
Massachusetts State College Building Authority, Revenue Bonds
Series D, Insured: State Intercept
5.00%, due 5/1/21	625,000	625,000
Series A, Insured: State Intercept
5.00%, due 5/1/36	145,000	152,041
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Senior Lien
Series A
5.00%, due 1/1/22	125,000	128,996
Massachusetts Water Resources Authority, Revenue Bonds
Series C
5.00%, due 8/1/27	200,000	202,377
Series C
5.00%, due 8/1/29	200,000	202,377
Southfield Redevelopment Authority, Revenue Bonds
Series A, Insured: BAM
6.00%, due 8/15/22	400,000	428,365
Series A, Insured: BAM
6.00%, due 8/15/23	400,000	449,430
Series A, Insured: BAM
6.00%, due 8/15/24	455,000	532,517
Series A, Insured: BAM
6.00%, due 8/15/25	455,000	551,715
Town of Douglas MA, MUNI Purpose Loan, Limited General Obligation
4.00%, due 6/1/22	100,000	104,089
Town of Needham MA, Limited General Obligation
4.00%, due 11/1/21	105,000	107,028
University of Massachusetts Building Authority, Revenue Bonds
Series 2
5.00%, due 11/1/21	1,900,000	1,945,943
		22,168,475
	Principal Amount	Value

Michigan 2.6%
Allen Park Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/24	$ 630,000	$ 716,938
Allendale Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 11/1/22	525,000	563,335
Anchor Bay School District, Unlimited General Obligation
Insured: Q-SBLF
4.125%, due 5/1/25	50,000	50,000
Caledonia Community Schools, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/22	570,000	597,676
City of Dearborn Heights, Capital Improvement, Limited General Obligation
3.00%, due 5/1/22 (e)	4,450,000	4,565,086
City of Detroit MI, Water Sewage Disposal System, Revenue Bonds, Second Lien
Series B, Insured: NATL
5.50%, due 7/1/22	1,500,000	1,588,491
City of Manistee MI, Limited General Obligation
Insured: AGM
3.00%, due 10/1/24	200,000	216,384
Insured: AGM
3.00%, due 10/1/25	270,000	296,816
City of Taylor MI, Michigan Transportation, Limited General Obligation (e)
4.00%, due 3/1/22	450,000	463,709
4.00%, due 3/1/26	455,000	526,863
4.00%, due 3/1/28	900,000	1,080,189
County of Genesee MI, Revenue Bonds
Series A, Insured: BAM
3.00%, due 6/1/22	155,000	159,743
Series A, Insured: BAM
3.00%, due 6/1/23	150,000	158,457
Series A, Insured: BAM
3.00%, due 6/1/24	160,000	171,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
County of Genesee MI, Water Supply System, Limited General Obligation
Series B, Insured: BAM
5.00%, due 2/1/23	$ 500,000	$ 541,980
Fitzgerald Public School District, Unlimited General Obligation
Insured: BAM
4.00%, due 5/1/24	870,000	958,437
Flint Public Library, Unlimited General Obligation
Insured: AGM
3.00%, due 5/1/26	1,060,000	1,172,650
Great Lakes Water Authority, Revenue Bonds, Second Lien
Series A
5.00%, due 7/1/21	1,000,000	1,007,722
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A-1
2.326%, due 6/1/30	8,000,000	8,265,632
Series A
4.00%, due 6/1/23	1,000,000	1,076,044
Series A
5.00%, due 6/1/25	1,000,000	1,176,432
Michigan Finance Authority, Revenue Notes
Series A-2, Insured: State Aid Withholding
4.00%, due 8/20/21	12,000,000	12,137,939
Michigan Finance Authority, Energy Conservation Local Project, Revenue Bonds
4.00%, due 6/15/22	100,000	103,689
4.00%, due 6/15/23	240,000	257,237
4.00%, due 6/15/24	270,000	297,715
4.00%, due 6/15/25	200,000	225,976
4.00%, due 6/15/26	385,000	444,555
Michigan Finance Authority, Student Loan Program, Revenue Bonds (b)
Series 25-A
5.00%, due 11/1/21	1,700,000	1,736,418
Series 25-A
5.00%, due 11/1/22	1,775,000	1,889,491
	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority, Trinity Health Corp. Credit Group, Revenue Bonds
5.00%, due 12/1/21	$ 200,000	$ 205,596
5.00%, due 12/1/21	80,000	82,239
Michigan Finance Authority, Kettering University Project, Revenue Bonds
5.00%, due 9/1/22	175,000	185,410
5.00%, due 9/1/24	200,000	227,227
5.00%, due 9/1/27	550,000	676,929
5.00%, due 9/1/28	500,000	625,820
Michigan Finance Authority, County of Wayne Criminal Center Justice Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/22	500,000	534,250
Michigan Strategic Fund, Detroit Edison Co., Revenue Bonds
Series BB, Insured: AMBAC
7.00%, due 5/1/21	1,170,000	1,170,000
Royal Oak Hospital Finance Authority, Beaumont Health, Revenue Bonds
5.00%, due 9/1/23	340,000	377,048
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 5/1/22	310,000	321,664
Insured: Q-SBLF
4.00%, due 5/1/25	1,785,000	2,036,065
South Huron Valley Utility Authority, Revenue Bonds
Insured: BAM
3.00%, due 5/1/22	360,000	370,017
Insured: BAM
3.00%, due 5/1/23	480,000	506,110
Insured: BAM
4.00%, due 5/1/24	500,000	554,450
Insured: BAM
4.00%, due 5/1/25	515,000	584,806
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Revenue Bonds
Series C
5.00%, due 12/1/21	500,000	501,806
		51,406,933
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota 0.7%
Becker Independent School District No. 726, Unlimited General Obligation
Series A, Insured: School District Credit Program
5.00%, due 2/1/22	$ 375,000	$ 387,817
Series A, Insured: School District Credit Program
5.00%, due 2/1/23	730,000	787,687
Series A, Insured: School District Credit Program
5.00%, due 2/1/24	560,000	629,056
City of Minneapolis MN, Unlimited General Obligation
0.60%, due 12/1/25	5,000,000	4,943,494
City of Minneapolis MN, Allina Health System, Revenue Bonds
5.00%, due 11/15/21	100,000	102,555
Duluth Independent School District No. 709, Certificate of Participation
Series A, Insured: School District Credit Program
0.87%, due 2/1/24	390,000	390,927
Series A, Insured: School District Credit Program
1.10%, due 2/1/25	685,000	686,246
Minneapolis-St Paul Metropolitan Airports Commission, Revenue Bonds
3.50%, due 1/1/24	270,000	270,636
Series B
5.00%, due 1/1/23	200,000	215,711
Minnesota Rural Water Finance Authority, Inc., Public Projects Construction Notes, Revenue Bonds
0.25%, due 8/1/22	1,250,000	1,250,430
Rockford Independent School District No. 883, Unlimited General Obligation
Series A, Insured: School District Credit Program
5.00%, due 2/1/22	75,000	77,701
State of Minnesota, Various Purpose, Unlimited General Obligation
5.00%, due 8/1/23	795,000	843,443
	Principal Amount	Value

Minnesota (continued)
State of Minnesota, Unlimited General Obligation
Series A
5.00%, due 8/1/25	$ 3,380,000	$ 3,742,131
		14,327,834
Mississippi 0.2%
City of Jackson MS, Unlimited General Obligation
5.00%, due 3/1/22	350,000	363,364
5.00%, due 3/1/23	325,000	351,969
5.00%, due 3/1/24	515,000	582,497
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds
4.00%, due 3/1/24	330,000	363,489
Mississippi Development Bank, Municipal Energy Agency of Mississippi Power Supply Refunding Project, Revenue Bonds
Insured: AGM
5.00%, due 3/1/27	300,000	360,514
State of Mississippi, Revenue Bonds
Series A
5.00%, due 10/15/22	1,000,000	1,063,454
West Rankin Utility Authority, Revenue Bonds
Insured: AGM
5.00%, due 1/1/26	435,000	504,229
		3,589,516
Missouri 0.7%
City of St Louis MO, Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/23	3,000,000	3,307,905
Kansas City Industrial Development Authority, Downtown Redevelopment District, Revenue Bonds
Series A, Insured: CITY APPROP
5.00%, due 9/1/21	4,420,000	4,489,912
Kansas City Municipal Assistance Corp., Capital Appreciation, Revenue Bonds
Series B-1, Insured: AMBAC
(zero coupon), due 4/15/22	100,000	99,821
Insured: AGC-ICC AMBAC
(zero coupon), due 4/15/23	880,000	875,307

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Lincoln University, Auxiliary System, Revenue Bonds
Insured: AGM
5.00%, due 6/1/22	$ 300,000	$ 315,322
Insured: AGM
5.00%, due 6/1/23	320,000	350,924
Missouri Highway & Transportation Commission, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 5/1/21	2,610,000	2,610,000
Missouri State Health & Educational Facilities Authority, AT Still University of Health Sciences, Revenue Bonds
2.29%, due 10/1/21	1,000,000	1,004,925
		13,054,116
Montana 0.3%
Gallatin County School District No. 72 Ophir, Unlimited General Obligation
Series A
2.00%, due 7/1/21	340,000	340,935
Series A
2.00%, due 7/1/22	290,000	295,628
Series A
2.00%, due 7/1/23	250,000	258,642
3.00%, due 7/1/21	500,000	502,166
4.00%, due 7/1/22	450,000	469,130
4.00%, due 7/1/23	315,000	339,203
4.00%, due 7/1/25	715,000	812,795
4.00%, due 7/1/26	750,000	871,721
Montana Facility Finance Authority, Kalispell Regional Medical Center, Revenue Bonds
4.378%, due 7/1/22	915,000	939,188
State of Montana, Unlimited General Obligation
Series C
5.00%, due 8/1/21	275,000	278,269
Series C
5.00%, due 8/1/22	225,000	238,706
Series C
5.00%, due 8/1/24	440,000	507,911
		5,854,294
	Principal Amount	Value

Nebraska 0.7%
Central Plains Energy Project, Nebraska Gas Project No. 4, Revenue Bonds
5.00%, due 3/1/50	$ 8,920,000	$ 9,929,795
Cheyenne County School District No. 1, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 12/15/22	585,000	620,408
Series B, Insured: AGM
4.00%, due 12/15/23	650,000	712,437
City of Grand Island NE, Combined Utility System, Revenue Bonds
Series A, Insured: AGM
4.00%, due 8/15/22	500,000	524,352
Series A, Insured: AGM
4.00%, due 8/15/23	400,000	433,513
Series A, Insured: AGM
4.00%, due 8/15/24	400,000	446,409
Omaha Public Power District, Revenue Bonds
Series A
5.00%, due 2/1/25	65,000	67,371
Series A
5.00%, due 2/1/26	90,000	93,282
University of Nebraska Facilities Corp., UNMC Utiity Improvement Project, Revenue Bonds
2.00%, due 2/15/23	200,000	206,795
		13,034,362
Nevada 0.7%
Clark County School District, Limited General Obligation
Series A, Insured: AGM
3.00%, due 6/15/22	750,000	773,012
Series A, Insured: AGM
3.00%, due 6/15/23	650,000	687,284
Series A, Insured: AGM
3.00%, due 6/15/24	650,000	703,008
Series A, Insured: AGM
3.00%, due 6/15/25	800,000	880,123
Series C
5.00%, due 6/15/22	1,520,000	1,600,432
Series C
5.00%, due 6/15/23	1,650,000	1,814,149
Series C
5.00%, due 6/15/23	500,000	549,742
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada (continued)
Clark County School District, Limited General Obligation (continued)
Series D
5.00%, due 6/15/27	$ 275,000	$ 294,623
County of Clark, Department of Aviation, Revenue Bonds, Sub. Lien
Series C
5.00%, due 7/1/21 (b)	1,125,000	1,133,578
Series A
5.00%, due 7/1/21	3,000,000	3,023,360
5.00%, due 7/1/21	1,235,000	1,244,457
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
5.00%, due 7/1/23	150,000	162,845
Series B
5.00%, due 7/1/29	290,000	356,870
Las Vegas Valley Water District, Limited General Obligation
Series A
5.00%, due 6/1/23	110,000	121,114
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
5.00%, due 10/1/22	300,000	320,727
Series A
5.00%, due 10/1/23	535,000	595,972
		14,261,296
New Hampshire 0.0% ‡
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
5.00%, due 1/1/23 (b)	600,000	646,091
New Hampshire Municipal Bond Bank, Revenue Bonds
Series E, Insured: State Intercept
4.00%, due 1/15/28	200,000	205,463
		851,554
New Jersey 8.2%
Atlantic City Board of Education, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 4/1/24	325,000	359,380
	Principal Amount	Value

New Jersey (continued)
Bergen County Improvement Authority (The), Bergen New Bridge Medical Centre Project, Revenue Bonds
Insured: County Guaranteed
3.00%, due 8/15/22	$ 3,270,000	$ 3,382,994
Borough of Avalon NJ, Water and Sewer Utility, Unlimited General Obligation
5.00%, due 11/1/21	100,000	102,418
Borough of Wenonah NJ, Unlimited General Obligation
Insured: BAM
4.00%, due 10/15/23	365,000	396,651
Insured: BAM
4.00%, due 10/15/24	370,000	413,333
Buena Regional School District, County of Atlantic, New Jersey School Energy Savings, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/24	220,000	251,646
Camden County Improvement Authority (The), Rowan University Project, Revenue Bonds
1.125%, due 7/1/21	1,350,000	1,350,890
Series A, Insured: BAM
5.00%, due 7/1/24	2,000,000	2,287,160
Series A, Insured: BAM
5.00%, due 7/1/25	875,000	1,033,275
Casino Reinvestment Development Authority, Inc., Revenue Bonds
Insured: AGM
5.00%, due 11/1/27	500,000	564,395
City of Bridgeton NJ, General Improvement and Water\Sewer Utility Bonds, Unlimited General Obligation
3.00%, due 3/1/26	625,000	691,662
3.00%, due 3/1/27	840,000	939,998
3.00%, due 3/1/28	855,000	964,883
City of East Orange NJ, Unlimited General Obligation
Series B, Insured: AGM ST AID WITHHLDG
5.00%, due 7/15/24	375,000	429,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
City of Millville NJ, Unlimited General Obligation
Insured: AGM
3.00%, due 11/1/23	$ 250,000	$ 253,491
City of Newark NJ, Unlimited General Obligation
Series C
2.00%, due 10/5/21	1,200,000	1,208,753
3.50%, due 7/27/21	3,500,000	3,526,175
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/23	1,000,000	1,104,522
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/24	1,000,000	1,143,125
Series B, Insured: AGM SCH BD RES FD
5.00%, due 10/1/24	1,150,000	1,314,594
Series C, Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/24	145,000	165,753
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/25	1,400,000	1,649,011
Series B, Insured: AGM SCH BD RES FD
5.00%, due 10/1/25	500,000	588,932
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/26	700,000	846,445
City of Orange Township NJ, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 12/1/25	1,025,000	1,185,239
City of Perth Amboy NJ, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/21	460,000	463,418
Insured: AGM
5.00%, due 7/1/22	615,000	648,470
Insured: AGM
5.00%, due 7/1/23	735,000	807,080
Insured: AGM
5.00%, due 7/1/24	760,000	866,029
Insured: AGM
5.00%, due 7/1/26	735,000	891,787
	Principal Amount	Value

New Jersey (continued)
City of Trenton NJ, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
2.00%, due 7/15/25	$ 1,210,000	$ 1,276,782
Insured: AGM ST AID WITHHLDG
4.00%, due 7/15/24	875,000	975,744
City of Union City NJ, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
0.05%, due 8/1/24	1,430,000	1,396,238
Insured: AGM ST AID WITHHLDG
2.25%, due 8/1/25	1,445,000	1,522,959
County of Essex NJ, Unlimited General Obligation
2.00%, due 9/3/21	1,455,000	1,463,917
County of Mercer NJ, Preservation Notes, Unlimited General Obligation
Series A
2.00%, due 6/10/21	4,000,000	4,007,641
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds (c)
1.57%, due 8/1/21	260,000	260,093
1.96%, due 8/1/22	350,000	350,628
2.37%, due 8/1/23	500,000	500,703
2.72%, due 8/1/24	500,000	500,960
3.00%, due 8/1/25	700,000	699,109
4.00%, due 7/15/22	225,000	232,956
4.00%, due 7/15/24	200,000	216,829
4.00%, due 7/15/26	385,000	430,928
Garden State Preservation Trust, Capital Appreciation, Revenue Bonds
Series B, Insured: AGM
(zero coupon), due 11/1/23	175,000	171,863
Garden State Preservation Trust, Revenue Bonds
Series A
5.00%, due 11/1/22	1,200,000	1,272,921
Series C, Insured: AGM
5.25%, due 11/1/21	1,175,000	1,204,500
Gloucester County Improvement Authority (The), Revenue Bonds
Series B, Insured: BAM
5.00%, due 7/1/24	1,300,000	1,486,654
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
5.00%, due 2/1/23	$ 700,000	$ 758,259
Hamilton Township School District, Unlimited General Obligation
Insured: BAM SCH BD RES FD
4.00%, due 2/1/22	270,000	277,538
Manchester Township Board of Education, Unlimited General Obligation
Insured: BAM SCH BD RES FD
4.00%, due 3/1/23	355,000	378,281
Middle Township School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
3.00%, due 7/15/26	250,000	273,648
Morris-Union Jointure Commission, Certificate of Participation
Insured: AGM
5.00%, due 8/1/26	420,000	461,412
New Brunswick Parking Authority, Revenue Bonds
Series B, Insured: MUN GOVT GTD
5.00%, due 9/1/21	175,000	177,593
Series B, Insured: MUN GOVT GTD
5.00%, due 9/1/22	700,000	742,120
Series B, Insured: BAM
5.00%, due 9/1/24	900,000	1,032,755
Series B, Insured: BAM
5.00%, due 9/1/25	900,000	1,067,182
New Jersey Economic Development Authority, Capital Appreciation, Motor Vehicle Surcharge, Revenue Bonds
Insured: NATL
(zero coupon), due 7/1/21	105,000	104,874
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series E
0.85%, due 12/1/25 (b)	1,550,000	1,541,267
	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series C
4.521%, due 6/15/21	$ 985,000	$ 989,000
Series DDD
5.00%, due 6/15/21	960,000	965,198
Series AAA
5.00%, due 6/15/21	1,320,000	1,327,147
5.00%, due 6/15/22	200,000	210,560
5.00%, due 6/15/23	220,000	241,713
5.00%, due 6/15/24	300,000	342,143
New Jersey Economic Development Authority, Cigarette Tax, Revenue Bonds
5.00%, due 6/15/21	1,250,000	1,256,784
5.00%, due 6/15/24	410,000	428,193
New Jersey Economic Development Authority, North Star Academy Charter School of Newark, Inc. Project, Revenue Bonds
5.00%, due 7/15/21	200,000	201,653
New Jersey Economic Development Authority, Facilities Construction, Revenue Bonds
5.00%, due 6/15/23	750,000	824,022
New Jersey Economic Development Authority, Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/23	2,500,000	2,763,461
Series A, Insured: BAM
5.00%, due 7/1/27	2,525,000	3,156,045
New Jersey Economic Development Authority, New Jersey Transit Corp., Revenue Bonds
Series B
5.00%, due 11/1/25	4,035,000	4,805,296
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	150,000	185,205

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, School Facility Surcharge, Revenue Bonds
Series N-1, Insured: NATL
5.50%, due 9/1/23	$ 1,500,000	$ 1,681,839
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/25	3,000,000	3,512,963
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Revenue Bonds
Series A
5.00%, due 7/1/25	1,000,000	1,053,635
5.00%, due 7/1/45 (a)	1,000,000	1,209,519
New Jersey Higher Education Student Assistance Authority, Revenue Bonds
Series A
5.00%, due 12/1/24	1,750,000	2,027,319
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 12/1/25 (b)	250,000	296,627
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Revenue Bonds
Series AA, Insured: AMBAC
(zero coupon), due 12/15/24	3,360,000	3,281,518
Insured: BHAC-CR AMBAC
(zero coupon), due 12/15/24	750,000	738,046
Insured: BHAC
(zero coupon), due 12/15/27	315,000	293,018
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/24	560,000	542,996
Series A
5.00%, due 6/15/23	65,000	65,360
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/25	$ 390,000	$ 370,910
New Jersey Transportation Trust Fund Authority, Highway Reimbursement Notes, Revenue Bonds
5.00%, due 6/15/21	1,655,000	1,664,173
5.00%, due 6/15/21	150,000	150,831
5.00%, due 6/15/23	125,000	137,268
5.00%, due 6/15/24	8,175,000	9,311,907
5.00%, due 6/15/25	360,000	424,024
5.00%, due 6/15/31	500,000	591,718
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds
Series AAA
5.00%, due 6/15/21	500,000	502,707
Series AA
5.00%, due 6/15/22	1,500,000	1,579,201
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series B, Insured: AMBAC
5.25%, due 12/15/23	1,190,000	1,343,201
Series B, Insured: NATL
5.50%, due 12/15/21	50,000	51,612
Series A
5.50%, due 12/15/21	375,000	387,092
North Brunswick Township Board of Education, Unlimited General Obligation
Series A, Insured: SCH BD RES FD
4.00%, due 7/15/21	540,000	544,065
Series A, Insured: SCH BD RES FD
4.00%, due 7/15/22	720,000	752,788
Passaic Valley Sewerage Commission, Revenue Bonds
Series J, Insured: AGM
3.00%, due 12/1/23	1,600,000	1,705,008
Series J, Insured: AGM
3.00%, due 12/1/24	1,800,000	1,955,226
Series H, Insured: AGM
5.00%, due 12/1/23	2,190,000	2,445,764
Series H, Insured: AGM
5.00%, due 12/1/24	1,510,000	1,746,958
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Plainfield Board of Education, Unlimited General Obligation
Insured: BAM SCH BD RES FD
5.00%, due 8/1/24	$ 1,000,000	$ 1,141,414
Insured: BAM SCH BD RES FD
5.00%, due 8/1/25	1,000,000	1,178,971
Plumsted Township School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 7/15/21	405,000	407,463
Insured: AGM SCH BD RES FD
4.00%, due 7/15/22	430,000	445,309
Insured: AGM SCH BD RES FD
4.00%, due 7/15/23	440,000	472,369
South Jersey Transportation Authority, Revenue Bonds
5.00%, due 11/1/21	2,500,000	2,557,433
Series A
5.00%, due 11/1/26	500,000	574,872
Series A
5.00%, due 11/1/27	500,000	572,521
Series A
5.00%, due 11/1/28	750,000	855,258
Series A
5.00%, due 11/1/29	1,200,000	1,362,999
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
4.00%, due 6/1/23	6,500,000	7,005,107
5.00%, due 6/1/24	11,500,000	13,134,615
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/24	250,000	285,535
5.00%, due 6/1/26	275,000	323,965
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/21	500,000	501,774
Series A
5.00%, due 6/1/22	1,250,000	1,313,017
Series A
5.00%, due 6/1/23	1,000,000	1,095,395
Series A
5.00%, due 6/1/24	8,250,000	9,386,190
	Principal Amount	Value

New Jersey (continued)
Township of Belleville NJ, General Improvement, Water Utility, Unlimited General Obligation (e)
3.00%, due 2/1/23	$ 740,000	$ 774,369
3.00%, due 2/1/24	1,520,000	1,626,445
3.00%, due 2/1/25	1,565,000	1,704,718
3.00%, due 2/1/26	1,615,000	1,785,172
3.00%, due 2/1/27	1,665,000	1,862,802
Township of Cherry Hill NJ, Unlimited General Obligation
5.00%, due 8/15/21	75,000	76,035
Township of Lower NJ, Unlimited General Obligation
Insured: AGM
4.00%, due 7/15/23	345,000	372,748
Union Township Board of Education, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 8/15/24	125,000	139,720
Insured: BAM
4.00%, due 8/15/25	290,000	332,883
Insured: BAM
4.00%, due 8/15/26	230,000	269,684
Washington Borough Board of Education, Unlimited General Obligation
Insured: AGM
4.00%, due 7/15/24	120,000	133,168
		164,372,577
New Mexico 0.1%
Albuquerque Municipal School District No. 12, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/1/23	1,165,000	1,290,373
County of Colfax, Tax Receipts, Revenue Bonds
Insured: BAM
3.00%, due 8/1/21	255,000	256,318
Insured: BAM
3.00%, due 8/1/22	265,000	271,987
Insured: BAM
3.00%, due 8/1/23	270,000	283,930
Insured: BAM
3.00%, due 8/1/24	280,000	300,425

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Mexico (continued)
Village of Los Ranchos de Albuquerque, Albuquerque Academy Project, Revenue Bonds
4.00%, due 9/1/23	$ 135,000	$ 143,821
4.00%, due 9/1/24	100,000	108,964
4.00%, due 9/1/25	150,000	166,587
5.00%, due 9/1/26	170,000	200,584
		3,022,989
New York 11.1%
Albany County Airport Authority, Revenue Bonds
Series B
5.00%, due 12/15/21 (b)	250,000	256,917
Series B
5.00%, due 12/15/22 (b)	250,000	268,101
Series B
5.00%, due 12/15/23 (b)	200,000	222,968
Series A
5.00%, due 12/15/24	540,000	625,547
Board of Cooperative Educational Services for the Sole Supervisory District, Anticipation Notes, Revenue Notes
1.50%, due 6/18/21	7,000,000	7,010,922
Brookfield Central School District, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
3.00%, due 6/15/22	310,000	310,987
Broome County Local Development Corp., United Health Services Hospitals, Revenue Bonds
Insured: AGM
5.00%, due 4/1/24	700,000	792,544
Insured: AGM
5.00%, due 4/1/25	800,000	937,084
Build NYC Resource Corp., Manhattan College Project, Revenue Bonds
5.00%, due 8/1/21	750,000	758,172
City of New York NY, Unlimited General Obligation
Series B-1
4.00%, due 10/1/24	300,000	336,745
Series E
5.00%, due 8/1/21	510,000	516,049
Series H3
5.00%, due 8/1/22	300,000	318,236
	Principal Amount	Value

New York (continued)
City of New York NY, Unlimited General Obligation (continued)
Series E
5.00%, due 8/1/25	$ 800,000	$ 866,185
City of Newburgh NY, Limited General Obligation
Series A
2.00%, due 7/30/21	4,260,000	4,273,635
City of Rochester NY, Limited General Obligation
Series II
3.00%, due 8/4/21	8,500,000	8,560,753
City of Yonkers NY, Limited General Obligation
Series E, Insured: AGM
5.00%, due 9/1/23	3,035,000	3,369,462
Series C, Insured: BAM
5.00%, due 10/1/23	1,485,000	1,654,240
County of Nassau NY, Limited General Obligation
Series A
2.00%, due 12/10/21	18,290,000	18,494,892
Series B
5.00%, due 10/1/21	2,300,000	2,345,227
County of Rockland NY, Various Purpose, Limited General Obligation
Series A, Insured: AGM
4.00%, due 10/15/22	1,015,000	1,032,371
County of Rockland NY, Public Improvement, Limited General Obligation
Series C, Insured: AGM
4.00%, due 5/1/23	2,000,000	2,150,158
County of Suffolk NY, Anticipation Notes, Limited General Obligation
Series II
2.00%, due 8/19/21	8,500,000	8,542,984
County of Suffolk NY, Limited General Obligation
Series A, Insured: AGM
4.00%, due 2/1/24	70,000	76,788
Insured: AGM
5.00%, due 2/1/22	430,000	444,664
Series B, Insured: AGM
5.00%, due 10/1/22	2,045,000	2,176,970
Series C, Insured: BAM
5.00%, due 2/1/23	495,000	534,749
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
County of Suffolk NY, Limited General Obligation (continued)
Series A, Insured: BAM
5.00%, due 4/1/24	$ 3,075,000	$ 3,481,531
County of Suffolk NY, Public Improvement, Limited General Obligation
Series B, Insured: AGM
5.00%, due 10/15/25	3,300,000	3,934,298
Series A, Insured: AGM
5.00%, due 6/1/26	685,000	830,347
Dutchess County Local Development Corp., Marist College Project, Revenue Bonds
Series A
5.00%, due 7/1/21	265,000	266,935
Dutchess County Local Development Corp., Nuvance Health, Revenue Bonds
Series B
5.00%, due 7/1/21	1,725,000	1,736,811
Dutchess County Local Development Corp., Health Quest Systems, Revenue Bonds
Series A
5.00%, due 7/1/22	500,000	523,921
Hempstead Town Local Development Corp., Molloy College Project, Revenue Bonds
5.00%, due 7/1/21	435,000	437,788
Long Island Power Authority, Electric System, Revenue Bonds
Series C
0.764%, due 3/1/23	1,500,000	1,507,754
Metropolitan Transportation Authority, Revenue Bonds
Series A-2S
4.00%, due 2/1/22	1,900,000	1,951,732
Series A
4.00%, due 11/15/26	225,000	266,049
Series B-2A
5.00%, due 5/15/21	1,500,000	1,502,259
Series C-2
5.00%, due 9/1/21	1,300,000	1,320,040
Series C, Insured: AGM
5.00%, due 11/15/21	500,000	512,751
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series D-1
5.00%, due 9/1/22	$ 835,000	$ 887,082
Series A-1
5.00%, due 2/1/23	950,000	1,026,529
Series A
5.00%, due 11/15/25	1,850,000	2,223,387
Series D
5.00%, due 11/15/26	2,500,000	2,664,294
Series A
5.00%, due 11/15/26	1,225,000	1,313,859
Series B, Insured: AMBAC
5.25%, due 11/15/24	7,695,000	9,010,376
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series A
5.00%, due 3/1/22	6,425,000	6,682,414
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series B
5.00%, due 11/15/23	1,245,000	1,391,060
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
5.00%, due 12/1/23	700,000	779,264
5.00%, due 12/1/25	1,250,000	1,481,897
Monroe County Industrial Development Corp., Rochesrter Schools Modernization Project, Revenue Bonds
Insured: State Aid Withholding
5.00%, due 5/1/24	250,000	284,018
Mount Vernon City School District, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/15/24	150,000	171,596
Insured: State Aid Withholding
5.00%, due 8/15/26	1,040,000	1,261,263
Nassau County Local Economic Assistance Corp., Winthrop-University Association Project, Revenue Bonds
5.00%, due 7/1/22	1,000,000	1,053,822

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Housing Development Corp., Green Bond, Revenue Bonds
1.70%, due 7/1/21	$ 85,000	$ 85,110
New York City Industrial Development Agency, Revenue Bonds
Insured: NATL
2.26%, due 3/1/24 (f)	500,000	514,388
New York City Industrial Development Agency, Queens Baseball Stadium Project, Revenue Bonds
Insured: AGM
5.00%, due 1/1/24	1,250,000	1,405,401
Insured: AGM
5.00%, due 1/1/25	1,250,000	1,457,598
Insured: AGM
5.00%, due 1/1/26	1,000,000	1,202,564
Insured: AGM
5.00%, due 1/1/27	1,500,000	1,853,829
New York State Dormitory Authority, Interagency Coumcil Pooled Loan Program, Revenue Bonds
4.00%, due 7/1/21	255,000	256,508
4.00%, due 7/1/22	400,000	416,575
4.00%, due 7/1/23	430,000	460,821
New York State Dormitory Authority, Northwell Health, Inc., Revenue Bonds
5.00%, due 5/1/21	320,000	320,000
New York State Dormitory Authority, St Joseph's College, Revenue Bonds
Series A
5.00%, due 7/1/21	385,000	387,437
Series A
5.00%, due 7/1/22	420,000	439,344
Series A
5.00%, due 7/1/23	880,000	953,778
New York State Dormitory Authority, Unrefunded School District Revenue Financing Program, Revenue Bonds
Insured: AGM ST AID WITHHLDG
5.00%, due 10/1/22	140,000	142,794
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/23	1,000,000	1,090,630
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, Revenue Bonds
Series A, Insured: State Aid Withholding
5.00%, due 10/1/23	$ 4,150,000	$ 4,617,640
New York State Dormitory Authority, Frodham University, Revenue Bonds
5.00%, due 7/1/24	665,000	757,550
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
5.00%, due 8/1/25	1,535,000	1,797,780
New York State Dormitory Authority, School District Revenue Financing Program, Revenue Bonds
Series C, Insured: State Aid Withholding
5.00%, due 10/1/26	1,000,000	1,065,636
New York State Dormitory Authority, General Purpose, Revenue Bonds
Series A
5.00%, due 12/15/26	750,000	805,664
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Revenue Bonds
5.00%, due 7/1/35	200,000	206,488
New York State Energy Research & Development Authority, Green Bond, Revenue Bonds
Series A
3.745%, due 4/1/24	1,100,000	1,164,521
Series A
3.845%, due 4/1/25	1,100,000	1,171,221
New York State Environmental Facilities Corp., Green Bond, Revenue Bonds
5.00%, due 3/15/26	110,000	129,679
New York State Housing Finance Agency, Green Bond, Revenue Bonds
Insured: SONYMA
2.35%, due 11/1/21	1,500,000	1,514,879
New York State Thruway Authority, Revenue Bonds
Series L
5.00%, due 1/1/22	115,000	118,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project, Revenue Bonds (b)
5.00%, due 1/1/22	$ 5,000,000	$ 5,143,691
5.00%, due 1/1/23	5,335,000	5,716,091
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
5.00%, due 12/1/23 (b)	1,700,000	1,896,677
5.00%, due 12/1/23	2,000,000	2,237,959
5.00%, due 12/1/24 (b)	1,625,000	1,866,289
5.00%, due 12/1/25 (b)	2,710,000	3,206,062
5.00%, due 12/1/25	1,600,000	1,910,332
Niagara Area Development Corp., Niagara University Project, Revenue Bonds
2.555%, due 5/1/21	525,000	525,000
Niagara Falls City School District, Certificate of Participation
Insured: AGM
4.00%, due 6/15/26	200,000	219,330
Insured: AGM
5.00%, due 6/15/23	1,170,000	1,280,915
Insured: AGM
5.00%, due 6/15/24	1,100,000	1,247,851
Insured: AGM
5.00%, due 6/15/25	1,000,000	1,135,075
Niagara Falls City School District, Unlimited General Obligation
Insured: BAM
5.00%, due 6/15/25	1,375,000	1,602,454
Niagara Frontier Transportation Authority, Buffalo Niagara International Airport, Revenue Bonds
Series A
5.00%, due 4/1/23 (b)	2,195,000	2,381,917
Niagara Frontier Transportation Authority, Revenue Bonds
5.00%, due 4/1/23 (b)	825,000	895,254
	Principal Amount	Value

New York (continued)
Onondaga Civic Development Corp., Upstate Properties Development, Inc. Project, Revenue Bonds
Insured: BAM
0.915%, due 12/1/21	$ 500,000	$ 501,723
Insured: BAM
1.015%, due 12/1/22	655,000	660,810
Insured: BAM
1.078%, due 12/1/23	690,000	698,224
Insured: BAM
1.167%, due 12/1/24	700,000	709,601
Onondaga County Resource Recovery Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/1/21 (b)	155,000	155,000
Port Authority of New York & New Jersey, Revenue Bonds
4.00%, due 12/1/26	220,000	228,740
5.00%, due 10/15/21 (b)	375,000	383,059
Series 188
5.00%, due 5/1/24 (b)	665,000	755,914
Series 178
5.00%, due 12/1/25 (b)	265,000	295,731
Series 179
5.00%, due 12/1/25	190,000	212,815
5.00%, due 12/15/25	150,000	171,765
5.00%, due 10/15/32	5,000,000	5,106,768
St Lawrence County Industrial Development Agency, Clarkson University Project, Revenue Bonds
4.00%, due 9/1/21	260,000	262,384
Town of Oyster Bay NY, Limited General Obligation
Insured: BAM
2.00%, due 8/15/21	1,755,000	1,763,166
2.00%, due 11/1/21	835,000	841,889
Insured: AGM
3.25%, due 8/1/22	50,000	51,757
Insured: BAM
4.00%, due 2/15/22	110,000	113,083
4.00%, due 11/1/22	945,000	993,108
Insured: BAM
4.00%, due 11/1/23	365,000	398,525
Insured: BAM
4.00%, due 2/15/24	115,000	126,600
4.00%, due 3/1/24	850,000	936,259
Insured: BAM
4.00%, due 11/1/24	930,000	1,044,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Town of Oyster Bay NY, Limited General Obligation (continued)
Insured: BAM
4.00%, due 11/1/25	$ 1,300,000	$ 1,497,655
Insured: AGM
4.00%, due 3/1/26	925,000	1,073,195
Town of Poughkeepsie, Library Purpose, Limited General Obligation
Insured: BAM
3.125%, due 12/15/24	100,000	104,569
Triborough Bridge & Tunnel Authority, Revenue Bonds, Senior Lien
Series A-2
(zero coupon), due 5/15/45 (a)	8,500,000	9,195,439
Utica School District, Unlimited General Obligation
Insured: State Aid Withholding
1.75%, due 6/24/21	8,000,000	8,018,576
West Islip Union Free School District, Limited General Obligation
Insured: State Aid Withholding
1.75%, due 6/21/21	11,000,000	11,020,787
Whitesboro Central School District, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 6/15/25	2,325,000	2,645,203
		220,949,100
North Carolina 1.0%
City of Charlotte NC, Airport Special Facilities, Revenue Bonds
4.00%, due 7/1/21 (b)	550,000	553,332
County of Cabarrus NC, Installment Financing Program, Revenue Bonds
5.00%, due 6/1/22	150,000	157,912
County of Guilford NC, Unlimited General Obligation
4.00%, due 3/1/26	200,000	234,225
County of New Hanover NC, New Hanover Regional Medical Center, Revenue Bonds
5.00%, due 10/1/24	690,000	703,280
	Principal Amount	Value

North Carolina (continued)
North Carolina Capital Facilities Finance Agency, High Point University, Revenue Bonds
4.00%, due 5/1/23	$ 250,000	$ 268,406
4.00%, due 5/1/24	190,000	209,732
5.00%, due 5/1/25	240,000	280,954
5.00%, due 5/1/26	275,000	331,518
5.00%, due 5/1/27	395,000	487,503
5.00%, due 5/1/28	400,000	503,648
North Carolina Turnpike Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/22	350,000	360,833
North Carolina Turnpike Authority, Revenue Bonds
Series A
5.00%, due 7/1/23	250,000	274,460
5.00%, due 7/1/26	100,000	100,771
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
5.00%, due 2/1/24	14,000,000	15,779,687
Winston-Salem State University, Student Housing Project, Revenue Bonds
Insured: BAM TCRS
5.00%, due 6/1/24	500,000	568,430
		20,814,691
North Dakota 0.3%
County of Ward ND, Limited General Obligation
Insured: AGM
5.00%, due 4/1/22	5,300,000	5,535,225
Ohio 1.5%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.00%, due 11/15/25	250,000	293,803
5.00%, due 11/15/26	400,000	482,281
Bethel Local School District, School Facilities, Certificate Participation
Insured: BAM
4.00%, due 12/1/22	120,000	126,893
Insured: BAM
4.00%, due 12/1/23	175,000	190,349
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
Bethel Local School District, School Facilities, Certificate Participation (continued)
Insured: BAM
4.00%, due 12/1/24	$ 250,000	$ 278,888
Bethel Local School District, School Improvement, Unlimited General Obligation
Series B, Insured: School District Credit Program
4.00%, due 11/1/51	80,000	81,501
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-1
2.00%, due 6/1/27	5,370,000	5,517,712
City of Cleveland OH, Airport System, Revenue Bonds
Series B
5.00%, due 1/1/22 (b)	250,000	257,333
Series B
5.00%, due 1/1/23 (b)	400,000	429,272
Series C
5.00%, due 1/1/24	430,000	481,507
City of Dayton OH, Airport, Revenue Bonds
Insured: AGM
5.00%, due 12/1/25 (b)	585,000	612,456
City of Lorain OH, Limited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/21	225,000	229,634
Series A, Insured: BAM
4.00%, due 12/1/23	300,000	326,312
City of Middleburg Heights OH, Southwest General Health Center Project, Revenue Bonds
1.899%, due 8/1/21	300,000	300,796
1.949%, due 8/1/22	200,000	202,852
4.00%, due 8/1/21	145,000	146,302
4.00%, due 8/1/22	160,000	167,351
4.00%, due 8/1/23	125,000	134,778
4.00%, due 8/1/24	180,000	199,438
4.00%, due 8/1/25	150,000	170,320
City of Sharonville OH, Revenue Bonds
Insured: BAM
4.00%, due 12/1/21	175,000	178,481
	Principal Amount	Value

Ohio (continued)
City of Sharonville OH, Revenue Bonds (continued)
Insured: BAM
4.00%, due 12/1/22	$ 300,000	$ 316,256
Insured: BAM
4.00%, due 12/1/23	580,000	629,314
Insured: BAM
4.00%, due 12/1/24	745,000	829,686
Insured: BAM
4.00%, due 12/1/25	715,000	814,599
Cleveland Municipal School District, Unlimited General Obligation
Series A, Insured: School District Credit Program
5.00%, due 12/1/21	1,945,000	1,998,621
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Natural History Project, Revenue Bonds
5.00%, due 7/1/25	125,000	146,878
5.00%, due 7/1/26	125,000	150,820
5.00%, due 7/1/27	125,000	154,127
5.00%, due 7/1/28	125,000	156,947
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
3.00%, due 12/1/22 (e)	355,000	370,233
Insured: BAM
3.00%, due 12/1/23 (e)	365,000	389,906
Insured: BAM
3.00%, due 12/1/24 (e)	265,000	289,083
Insured: BAM
3.00%, due 12/1/25 (e)	235,000	260,446
Insured: BAM
3.75%, due 3/1/34	60,000	61,750
Insured: BAM
4.00%, due 12/1/26 (e)	275,000	323,756
Conotton Valley Union Local School District, School Facilities Project, Certificate of Participation
Insured: AGM
5.00%, due 12/1/21	60,000	61,626
Conotton Valley Union Local School District, School Facilities Project, Certificates of Participation
Insured: AGM
5.00%, due 12/1/26	300,000	357,440

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Ohio (continued)
County of Hamilton OH, Limited General Obligation
Series A
5.00%, due 12/1/21	$ 500,000	$ 513,932
County of Lucas OH, Promedica Healthcare, Revenue Bonds
5.00%, due 11/15/26	70,000	71,788
County of Seneca OH, Joint Justice Centre Project, Revenue Bonds
Insured: BAM
2.00%, due 12/1/21	100,000	101,034
Dayton Metro Library, Unlimited General Obligation
Series A
5.00%, due 12/1/28	100,000	102,828
Great Oaks Career Campuses Board of Education, Certificate of Participation
4.00%, due 12/1/21	140,000	143,138
Hillsdale Local School District, School Facilities Project, Certificate of Participation
Insured: BAM
4.00%, due 12/1/22	1,200,000	1,270,298
Insured: BAM
4.00%, due 12/1/23	675,000	733,840
Lancaster Port Authority, Revenue Bonds
Series A
5.00%, due 8/1/22	235,000	248,833
Series A
5.00%, due 8/1/49 (a)	5,500,000	6,369,492
Northeast Ohio Regional Sewer District, Revenue Bonds
5.00%, due 11/15/21	75,000	76,957
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, due 10/1/22	385,000	409,902
State of Ohio, Unlimited General Obligation
Series B
4.25%, due 6/15/31	2,000,000	2,009,494
State of Ohio, Premier Health Partners Obligated Group, Revenue Bonds
5.00%, due 11/15/24	135,000	155,234
	Principal Amount	Value

Ohio (continued)
State of Ohio, Premier Health Partners Obligated Group, Revenue Bonds (continued)
5.00%, due 11/15/25	$ 140,000	$ 165,689
5.00%, due 11/15/26	140,000	170,054
		30,662,260
Oklahoma 0.1%
Tulsa Airports Improvement Trust, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/1/23 (b)	1,285,000	1,407,774
Oregon 0.3%
Columbia County School District No. 502, Unlimited General Obligation
Insured: School Bond Guaranty
(zero coupon), due 6/15/26	565,000	657,177
Salem-Keizer School District No. 24J, Limited General Obligation
(zero coupon), due 6/15/23	1,700,000	1,687,601
(zero coupon), due 6/15/24	1,785,000	1,756,708
(zero coupon), due 6/15/25	1,830,000	1,777,032
		5,878,518
Pennsylvania 4.1%
Albert Gallatin Area School District, Limited General Obligation
Series A, Insured: AGM ST AID WITHHLDG
4.00%, due 9/1/21	400,000	404,697
Series A, Insured: AGM ST AID WITHHLDG
4.00%, due 9/1/22	900,000	942,893
Series A, Insured: AGM ST AID WITHHLDG
4.00%, due 9/1/24	730,000	809,303
Series A, Insured: AGM ST AID WITHHLDG
4.00%, due 9/1/25	1,130,000	1,282,972
Aliquippa Municipal Water Authority, Revenue Bonds
Insured: BAM
4.00%, due 11/15/21	75,000	76,519
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Allegheny County Hospital Development Authority, Universirty of Pittsbrugh Medical Centre, Revenue Bonds
5.00%, due 7/15/21	$ 325,000	$ 328,139
Beaver County Hospital Authority, Heritage Valley Health System, Inc., Revenue Bonds
5.00%, due 5/15/22	725,000	726,067
Bellwood-Antis School District, Limited General Obligation
Series AA, Insured: BAM
3.00%, due 6/1/23	285,000	300,764
Series A, Insured: BAM
3.00%, due 6/1/24	465,000	501,784
Series AA, Insured: BAM
3.00%, due 6/1/24	290,000	312,940
Bethlehem Area School District, Limited General Obligation
Series A, Insured: AGM ST AID WITHHLDG
5.00%, due 2/1/25	150,000	174,803
Borough of Quakertown PA, Unlimited General Obligation
Insured: AGM
2.00%, due 2/1/22	255,000	258,247
Insured: AGM
4.00%, due 2/1/23	275,000	292,412
Insured: AGM
4.00%, due 2/1/24	305,000	334,576
Brownsville Area School District, Limited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 11/15/21	450,000	458,990
Insured: AGM ST AID WITHHLDG
4.00%, due 11/15/22	375,000	394,927
Butler Area Sewer Authority, Revenue Bonds
Insured: BAM
5.00%, due 7/1/22	120,000	126,603
Insured: BAM
5.00%, due 7/1/23	335,000	368,617
Insured: BAM
5.00%, due 7/1/24	355,000	405,850
Insured: BAM
5.00%, due 7/1/25	360,000	425,608
	Principal Amount	Value

Pennsylvania (continued)
City of Allentown PA, Unlimited General Obligation
Insured: BAM
4.00%, due 10/1/22	$ 175,000	$ 183,864
Insured: BAM
4.00%, due 10/1/23	410,000	444,612
Insured: BAM
4.00%, due 10/1/24	675,000	753,046
Insured: BAM
4.00%, due 10/1/25	245,000	280,177
City of Philadelphia PA, Unlimited General Obligation
4.875%, due 8/1/21	500,000	501,759
5.00%, due 8/1/21	3,000,000	3,034,913
Series A
5.00%, due 8/1/21	250,000	252,909
City of Philadelphia PA, Airport, Revenue Bonds (b)
Series B
5.00%, due 7/1/22	1,920,000	2,026,108
Series B
5.00%, due 7/1/23	2,000,000	2,198,416
City of Pittsburgh PA, Unlimited General Obligation
Series A
5.00%, due 9/1/22	2,060,000	2,189,349
City of Pittston PA, Unlimited General Obligation
Series A, Insured: BAM
0.74%, due 11/15/21	100,000	100,286
Series A, Insured: BAM
1.00%, due 11/15/22	125,000	126,508
Series A, Insured: BAM
4.00%, due 11/15/23	175,000	189,273
Series A, Insured: BAM
4.00%, due 11/15/24	265,000	292,851
Series A, Insured: BAM
4.00%, due 11/15/25	275,000	310,000
City of Reading PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 11/1/24	1,665,000	1,897,290
City of Williamsport PA, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/25	500,000	587,962

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Commonwealth of Pennsylvania, Certificate of Participation
Series A
5.00%, due 7/1/21	$ 350,000	$ 352,510
Insured: AGM
5.00%, due 11/1/22	1,015,000	1,083,108
Corry Area School District, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
3.00%, due 12/15/21	170,000	172,887
Council Rock School District, Unlimited General Obligation
Series A, Insured: State Aid Withholding
5.00%, due 8/1/21	130,000	131,532
County of Lawrence PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 5/15/24	545,000	619,320
Delaware River Port Authority, Port District Project, Revenue Bonds
5.00%, due 1/1/22	100,000	102,630
Derry Township Municipal Authority, Revenue Bonds
Series A
4.00%, due 12/15/23	350,000	383,523
Series A
4.00%, due 12/15/24	415,000	468,148
Elizabeth Forward School District, Unlimited General Obligation
Series B, Insured: NATL ST AID WITHHLDG
(zero coupon), due 9/1/21	2,210,000	2,207,991
Forest City Regional School District, Limited General Obligation
Insured: BAM
0.37%, due 7/1/21	160,000	160,043
Insured: BAM
4.00%, due 7/1/23	520,000	561,008
Insured: BAM
4.00%, due 7/1/24	545,000	606,170
Forest Hills School District, Limited General Obligation (e)
Insured: BAM
5.00%, due 8/15/24	275,000	315,600
Insured: BAM
5.00%, due 8/15/25	285,000	338,084
	Principal Amount	Value

Pennsylvania (continued)
Forest Hills School District, Limited General Obligation (e) (continued)
Insured: BAM
5.00%, due 8/15/26	$ 295,000	$ 360,223
Lancaster Higher Education Authority, Harrisburg Area Community College Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/24	465,000	536,829
Lancaster School District, Limited General Obligation
Series B, Insured: AGM ST AID WITHHLDG
4.00%, due 6/1/22	1,060,000	1,102,177
Laurel Highlands School District, Limited General Obligation
Insured: BAM
3.00%, due 2/1/22	100,000	101,773
Insured: BAM
4.00%, due 2/1/23	300,000	316,944
Insured: BAM
4.00%, due 2/1/24	315,000	343,286
Insured: BAM
4.00%, due 2/1/25	345,000	385,604
Lycoming County Authority, Pennsylvania College of Technology Project, Revenue Bonds
Insured: BAM
5.00%, due 7/1/23	675,000	742,735
Mckeesport Area School District, Capital Appreciation, Unlimited General Obligation
Series C, Insured: AMBAC ST AID WITHHLDG
(zero coupon), due 10/1/28	145,000	125,612
Mount Union Area School District, Limited General Obligation
Insured: BAM
4.00%, due 8/1/22	875,000	912,967
Insured: BAM
4.00%, due 8/1/23	1,175,000	1,268,012
Insured: BAM
4.00%, due 8/1/24	915,000	1,016,308
Municipality of Norristown PA, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 11/1/22	460,000	483,261
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Municipality of Norristown PA, Unlimited General Obligation (continued)
Series B, Insured: AGM
4.00%, due 11/1/23	$ 480,000	$ 522,708
Norwin School District, Limited General Obligation (e)
Insured: BAM
5.00%, due 11/15/22	165,000	176,559
Insured: BAM
5.00%, due 11/15/23	175,000	195,120
Insured: BAM
5.00%, due 11/15/25	190,000	226,886
Octorara Area School District, Limited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 4/1/22	350,000	361,737
Pennsylvania Economic Development Financing Authority, PPL Electric Utilities Corp., Revenue Bonds
0.40%, due 10/1/23	5,000,000	5,004,732
Pennsylvania Economic Development Financing Authority, Water & Wastewater, Revenue Bonds
3.00%, due 1/1/22	360,000	364,638
3.00%, due 1/1/23	745,000	771,065
Pennsylvania Higher Educational Facilities Authority, Drexel University, Revenue Bonds
5.00%, due 5/1/24	325,000	367,353
Philadelphia Gas Works Co., Revenue Bonds
5.00%, due 10/1/21	1,060,000	1,080,711
5.00%, due 8/1/22	150,000	158,846
5.00%, due 10/1/24	1,000,000	1,147,867
Philadelphia Municipal Authority, Revenue Bonds
Series B, Insured: AGM
5.00%, due 1/15/23	825,000	890,003
Pittsburgh School District, Unlimited General Obligation
Insured: State Aid Withholding
3.00%, due 9/1/21	75,000	75,692
Pittsburgh School District, Limited General Obligation
Insured: AGM ST AID WITHHLDG
4.00%, due 9/1/26	285,000	309,105
	Principal Amount	Value

Pennsylvania (continued)
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/25	$ 1,575,000	$ 1,742,736
Pottstown School District, Limited General Obligation
Insured: BAM
4.00%, due 6/1/22	330,000	341,352
Insured: BAM
4.00%, due 6/1/23	375,000	400,823
Insured: BAM
4.00%, due 6/1/24	650,000	713,915
School District of Philadelphia (The), Revenue Notes
Series A
4.00%, due 6/30/21	6,195,000	6,233,135
School District of Philadelphia (The), Limited General Obligation
Series F, Insured: BAM-TCRS ST AID WITHHLDG
5.00%, due 9/1/25	500,000	588,895
Series A, Insured: State Aid Withholding
5.00%, due 9/1/26	550,000	660,818
School District of Philadelphia (The), Unlimited General Obligation
Series D, Insured: AGM ST AID WITHHLDG
5.50%, due 6/1/21	700,000	702,763
Shikellamy School District, Limited General Obligation
Series A, Insured: BAM
4.00%, due 9/1/25	1,015,000	1,164,060
Somerset Area School District, Limited General Obligation
Insured: AGM ST AID WITHHLDG
2.00%, due 2/15/22	425,000	430,327
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds
Insured: AGM
4.00%, due 2/1/22	1,120,000	1,151,438
State Public School Building Authority, Crawford County Career and Technical Center, Revenue Bonds
Insured: BAM
4.00%, due 3/1/22	375,000	386,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority, Crawford County Career and Technical Center, Revenue Bonds (continued)
Insured: BAM
4.00%, due 3/1/23	$ 395,000	$ 420,232
Insured: BAM
4.00%, due 3/1/24	405,000	443,338
Insured: BAM
4.00%, due 3/1/25	150,000	168,221
Insured: BAM
4.00%, due 3/1/26	185,000	211,415
State Public School Building Authority, Central Montgomery County Area Vocational Technical School, Revenue Bonds
Insured: BAM
4.00%, due 5/15/22	1,000,000	1,002,885
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Insured: AGM ST AID WITHHLDG
5.00%, due 6/1/22	500,000	525,536
State Public School Building Authority, Northampton County Area Community College Foundation, Revenue Bonds
Insured: BAM
5.00%, due 3/1/23	520,000	563,349
Insured: BAM
5.00%, due 3/1/24	560,000	629,678
State Public School Building Authority, Harrisburg School District, Revenue Bonds
Insured: AGM ST AID WITHHLDG
5.00%, due 12/1/23	300,000	336,635
Insured: AGM ST AID WITHHLDG
5.00%, due 12/1/23	1,700,000	1,881,414
State Public School Building Authority, Community College of Allegheny County, Revenue Bonds
Insured: BAM
5.00%, due 7/15/24	430,000	492,717
	Principal Amount	Value

Pennsylvania (continued)
State Public School Building Authority, School District of Philadelphia, Revenue Bonds
Insured: State Aid Withholding
5.00%, due 4/1/32	$ 100,000	$ 104,457
Township of Elizabeth, Unlimited General Obligation
Series B, Insured: AGM
3.00%, due 12/15/21	100,000	101,667
Unity Township Municipal Authority (The), Revenue Bonds
Series A, Insured: AGM
5.00%, due 12/1/23	805,000	900,558
Waverly Township Municipal Authority, Revenue Bonds
Insured: BAM
4.00%, due 2/15/22	780,000	802,605
Insured: BAM
4.00%, due 2/15/26	415,000	467,594
West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project, Revenue Bonds
4.00%, due 11/15/22	140,000	146,385
4.00%, due 11/15/24	110,000	120,696
4.00%, due 11/15/25	115,000	128,564
4.00%, due 11/15/26	120,000	136,274
Westmoreland County Industrial Development Authority, Excela Health Project, Revenue Bonds
Series A
4.00%, due 7/1/22	300,000	310,564
Series A
4.00%, due 7/1/23	350,000	372,516
Series A
4.00%, due 7/1/24	350,000	381,773
Wilkinsburg-Penn Joint Water Authority (The), Green Bond, Revenue Bonds
Insured: BAM
4.00%, due 9/15/24	330,000	367,723
Insured: BAM
4.00%, due 9/15/25	390,000	444,800
Insured: BAM
4.00%, due 9/15/27	650,000	769,265
York City Sewer Authority, Revenue Bonds
Insured: AGM MUN GOVT GTD
5.00%, due 12/1/26	405,000	495,693
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
York County School of Technology Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 2/15/24	$ 2,590,000	$ 2,917,458
		81,307,943
Puerto Rico 0.1%
Puerto Rico Electric Power Authority, Revenue Bonds
Series PP, Insured: NATL-RE
5.00%, due 7/1/22	250,000	253,615
Series SS, Insured: NATL-RE
5.00%, due 7/1/22	250,000	253,615
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series C, Insured: AGC
5.25%, due 8/1/21	1,500,000	1,516,022
		2,023,252
Rhode Island 0.4%
Providence Public Building Authority, Capital Improvement Projects, Revenue Bonds
Series A, Insured: AGM
4.00%, due 9/15/23	1,000,000	1,077,788
Providence Redevelopment Agency, Public Safety Building Project, Revenue Bonds
Series A
5.00%, due 4/1/22	250,000	259,808
Rhode Island Health and Educational Building Corp., Rhode Island School of Design, Revenue Bonds
0.915%, due 8/15/22	120,000	120,856
1.067%, due 8/15/23	150,000	151,956
1.313%, due 8/15/24	375,000	382,360
1.503%, due 8/15/25	915,000	933,745
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/25	1,000,000	1,159,957
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 12/1/24	300,000	343,973
Series A
5.00%, due 12/1/25	875,000	1,029,147
	Principal Amount	Value

Rhode Island (continued)
Rhode Island Student Loan Authority, Revenue Bonds
Series A
5.00%, due 12/1/25 (b)	$ 1,000,000	$ 1,176,168
Rhode Island Turnpike & Bridge Authority, Revenue Bonds
Series 1
2.124%, due 12/1/21	485,000	489,727
		7,125,485
South Carolina 0.4%
County of Hampton S C, Unlimited General Obligation
Insured: AGM ST AID WITHHLDG
3.00%, due 9/1/21	150,000	151,324
Greenville County School District, Building Equity Sooner, Revenue Bonds
5.00%, due 12/1/22	130,000	140,087
South Carolina Ports Authority, Revenue Bonds
5.00%, due 7/1/29	325,000	377,238
South Carolina Public Service Authority, Revenue Bonds
Series E
4.322%, due 12/1/27	2,034,000	2,375,200
Series D
5.00%, due 12/1/25	725,000	762,754
Williamsburg County Public Facilities Corp., Williamsburg County Project, Revenue Bonds
Insured: BAM
4.00%, due 6/1/22	460,000	478,303
Insured: BAM
4.00%, due 6/1/23	500,000	537,988
Insured: BAM
4.00%, due 6/1/24	985,000	1,092,986
Insured: BAM
4.00%, due 6/1/25	1,025,000	1,165,942
		7,081,822
South Dakota 0.0% ‡
South Dakota Health & Educational Facilities Authority, Monument Health, Revenue Bonds
Series A
5.00%, due 9/1/24	350,000	403,509

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Tennessee 0.4%
County of Campbell TN, Unlimited General Obligation
Insured: AGM
5.00%, due 6/1/21	$ 320,000	$ 321,168
County of Montgomery TN, Unlimited General Obligation
Series A
5.00%, due 6/1/22	280,000	294,737
Knox County Health Educational & Housing Facility Board, University Health System, Inc., Revenue Bonds
5.00%, due 9/1/28	1,450,000	1,722,958
Memphis-Shelby County Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/25	1,290,000	1,299,731
5.00%, due 7/1/25	250,000	294,770
5.00%, due 7/1/26	155,000	187,365
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Volunteer Healthcare Systems, Inc., Revenue Bonds
(zero coupon), due 6/1/21	250,000	249,976
Metropolitan Government of Nashville & Davidson County TN Electric, Electric Systems, Revenue Bonds
Series B
4.50%, due 5/15/22	250,000	250,338
Tennessee Energy Acquisition Corp., Revenue Bonds
Series A
4.00%, due 5/1/48	2,625,000	2,802,624
Series C
5.00%, due 2/1/22	335,000	346,579
		7,770,246
Texas 9.7%
Aledo Independent School District, Unlimited General Obligation
Insured: PSF
(zero coupon), due 2/15/26	200,000	190,046
Allen Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 2/15/24	1,000,000	1,133,586
	Principal Amount	Value

Texas (continued)
Allen Independent School District, Unlimited General Obligation (continued)
Insured: PSF
5.00%, due 2/15/26	$ 135,000	$ 163,663
Alvin Independent School District, Unlimited General Obligation
Series A, Insured: PSF
5.00%, due 2/15/24	90,000	101,834
Arlington Higher Education Finance Corp., Uplift Education Project, Revenue Bonds
Series A, Insured: PSF
3.00%, due 12/1/26	705,000	791,633
Series A, Insured: PSF
3.00%, due 12/1/27	725,000	823,395
Series A, Insured: PSF
3.00%, due 12/1/28	745,000	853,553
Series A, Insured: PSF
3.00%, due 12/1/29	770,000	887,407
Series A, Insured: PSF
4.00%, due 12/1/23	200,000	218,512
Series A, Insured: PSF
4.00%, due 12/1/24	325,000	365,375
Series A, Insured: PSF
4.00%, due 12/1/25	340,000	391,820
Arlington Higher Education Finance Corp., Great Hearts America - Texas, Revenue Bonds
Series A, Insured: PSF
5.00%, due 8/15/23	355,000	392,032
Series A, Insured: PSF
5.00%, due 8/15/24	185,000	211,961
Series A, Insured: PSF
5.00%, due 8/15/24	450,000	515,581
Arlington Independent School District, Unlimited General Obligation
Series A, Insured: PSF
5.00%, due 2/15/23	100,000	108,696
Austin Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 8/1/21	7,925,000	8,019,387
Belmont Fresh Water Supply District No. 1, Unlimited General Obligation
Insured: AGM
3.50%, due 3/1/23	495,000	520,828
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Brazoria County Municipal Utility District No. 19, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/22	$ 385,000	$ 398,787
Insured: BAM
3.00%, due 9/1/23	410,000	435,001
Brazos Higher Education Authority, Inc., Revenue Bonds
Series 1A
1.305%, due 4/1/24	750,000	753,217
Series 1A
1.974%, due 4/1/26	750,000	757,438
Brownsville Independent School District, Unlimited General Obligation
Series A, Insured: PSF
3.00%, due 8/15/25	250,000	277,068
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
Series F
5.00%, due 1/1/25	9,000,000	10,267,337
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/25	135,000	156,406
5.00%, due 1/1/26	245,000	293,006
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A, Insured: BHAC-CR AMBAC
(zero coupon), due 8/15/26	2,250,000	2,167,477
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/23	1,600,000	1,777,761
Series C
5.00%, due 8/15/24	1,785,000	2,064,118
Central Texas Turnpike System, Capital Appreciation, Revenue Bonds, First Tier
Series A, Insured: AMBAC
(zero coupon), due 8/15/29	900,000	783,268
	Principal Amount	Value

Texas (continued)
Cibolo Canyons Special Improvement District, Limited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/21	$ 345,000	$ 349,463
Cibolo Canyons Special Improvement District, Valorem Tax Utility System, Limited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/22	365,000	386,471
Series A, Insured: AGM
5.00%, due 8/15/23	575,000	629,596
Cinco Southwest Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
2.00%, due 12/1/21	480,000	484,879
Series A, Insured: BAM
2.00%, due 12/1/22	275,000	282,604
Insured: BAM
2.00%, due 12/1/22	470,000	482,996
City of Austin TX, Airport System, Revenue Bonds
5.00%, due 11/15/22 (b)	200,000	214,247
Series B
5.00%, due 11/15/24 (b)	250,000	288,798
5.00%, due 11/15/26	500,000	576,266
City of Austin TX, Electric Utility, Revenue Bonds
Series A
5.00%, due 11/15/25	685,000	824,908
City of Dallas TX, Waterworks & Sewer System, Revenue Bonds
Series B
2.485%, due 10/1/21	3,500,000	3,534,699
Series A
5.00%, due 10/1/24	150,000	173,835
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
Series B, Insured: AGM-CR AMBAC
(zero coupon), due 9/1/22	150,000	148,771
5.00%, due 9/1/21	1,535,000	1,550,894
5.00%, due 9/1/22	600,000	631,653
Insured: BAM
5.00%, due 9/1/22	485,000	515,308
5.00%, due 9/1/23	1,005,000	1,090,750
5.00%, due 9/1/24	3,180,000	3,551,764
5.00%, due 9/1/25	1,000,000	1,110,732
5.00%, due 9/1/25	1,520,000	1,735,887

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds (continued)
5.00%, due 9/1/26	$ 430,000	$ 502,078
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
5.00%, due 7/1/21 (b)	90,000	90,664
5.00%, due 7/1/21 (b)	210,000	211,554
Series A
5.00%, due 7/1/24 (b)	2,035,000	2,050,186
Series D
5.00%, due 7/1/24	2,000,000	2,293,966
Series C
5.00%, due 7/1/27 (b)	175,000	218,140
City of Houston TX, Revenue Bonds, First Lien
Series B
5.00%, due 11/15/21	75,000	76,953
Series F
5.00%, due 11/15/30	100,000	102,609
City of Houston TX, Limited General Obligation
Series A
5.00%, due 3/1/26	50,000	52,028
City of Laredo TX, Waterworks & Sewer System, Revenue Bonds
Insured: AGM
3.50%, due 3/1/37	60,000	61,677
City of Laredo TX, International Toll Bridge System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 10/1/22	150,000	160,032
City of Lewisville TX, Lewisville Castle Hills Public Improvement District No. 3 Project, Special Assessment
Insured: AGM
5.00%, due 9/1/24	1,045,000	1,132,513
City of Lubbock TX, Water & Wastewater System, Revenue Bonds
Series A
5.00%, due 2/15/22	250,000	259,455
City of Mission TX, Certificates of Obligation, Limited General Obligation
Insured: BAM
5.00%, due 2/15/24	775,000	871,146
	Principal Amount	Value

Texas (continued)
City of Mission TX, Certificates of Obligation, Limited General Obligation (continued)
Insured: BAM
5.00%, due 2/15/25	$ 900,000	$ 1,045,738
Insured: BAM
5.00%, due 2/15/26	770,000	920,590
City of Mission TX, Limited General Obligation
Insured: BAM
5.00%, due 2/15/24	550,000	618,232
Insured: BAM
5.00%, due 2/15/25	570,000	662,301
Insured: BAM
5.00%, due 2/15/26	500,000	597,786
City of Mount Pleasant TX, Texas Combination Tax and Certificates of Obligation, Limited General Obligation (e)
Insured: AGM
5.00%, due 5/15/25	435,000	511,770
Insured: AGM
5.00%, due 5/15/26	520,000	631,129
Insured: AGM
5.00%, due 5/15/27	520,000	647,832
Insured: AGM
5.00%, due 5/15/28	550,000	701,187
City of Rio Grande City TX, Certificates of Obligation, Limited General Obligation
Insured: AGM
4.00%, due 2/15/22	300,000	308,694
Insured: AGM
4.00%, due 2/15/23	505,000	537,128
Insured: AGM
4.00%, due 2/15/24	545,000	598,537
Insured: AGM
4.00%, due 2/15/25	610,000	688,970
Clear Lake City Water Authority, Unlimited General Obligation
4.00%, due 3/1/22	110,000	112,925
4.00%, due 3/1/23	150,000	159,837
Collin County Water Control & Improvement District No. 3, Unlimited General Obligation
Insured: AGM
5.00%, due 9/15/21	215,000	218,592
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
63

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Collin County Water Control & Improvement District No. 3, Unlimited General Obligation (continued)
Insured: AGM
5.00%, due 9/15/22	$ 245,000	$ 260,104
Insured: AGM
5.00%, due 9/15/23	240,000	264,825
Insured: AGM
5.00%, due 9/15/24	250,000	285,276
Corpus Christi Independent School District, Unlimited General Obligation
Insured: PSF
(zero coupon), due 8/15/23	300,000	298,159
County of Fort Bend TX, Unlimited General Obligation, Sub. Lien
5.00%, due 3/1/32	50,000	52,007
County of Williamson TX, Unlimited General Obligation
4.00%, due 2/15/22	200,000	206,052
Dallas Area Rapid Transit, Revenue Bonds
5.00%, due 12/1/25	220,000	265,097
Dallas Fort Worth International Airport, Revenue Bonds
Series F
5.00%, due 11/1/21	1,295,000	1,325,727
Series A
5.00%, due 11/1/23	1,110,000	1,240,667
Series A
5.00%, due 11/1/24	1,770,000	2,054,723
Series E
5.00%, due 11/1/25	450,000	482,241
Series D
5.00%, due 11/1/38 (b)	1,750,000	1,791,435
Denison Independent School District, Capital Appreciation, Unlimited General Obligation
Insured: PSF
(zero coupon), due 8/1/21	225,000	224,892
DeSoto Independent School District, Unlimited General Obligation
Insured: PSF
(zero coupon), due 8/15/26	680,000	654,715
	Principal Amount	Value

Texas (continued)
East Aldine Management District, Revenue Bonds
Insured: AGM
4.00%, due 2/15/23	$ 200,000	$ 213,427
Ector County Hospital District, Limited General Obligation
5.00%, due 9/15/21	400,000	405,867
5.00%, due 9/15/22	400,000	421,597
5.00%, due 9/15/23	430,000	468,839
5.00%, due 9/15/24	450,000	505,500
5.00%, due 9/15/25	500,000	576,551
Fort Bend County Levee Improvement District No. 15, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/21	450,000	455,507
Insured: BAM
4.00%, due 9/1/21	400,000	404,895
Insured: BAM
4.00%, due 9/1/22	465,000	488,114
Fort Bend County Municipal Utility District No. 134C, Unlimited General Obligation (e)
3.00%, due 9/1/22	750,000	776,011
3.00%, due 9/1/23	420,000	445,471
3.00%, due 9/1/24	515,000	557,854
3.00%, due 9/1/25	515,000	565,912
3.00%, due 9/1/26	515,000	571,612
Fort Bend County Municipal Utility District No. 169, Unlimited General Obligation
Insured: AGM
2.00%, due 12/1/26	665,000	700,765
Fort Bend County Municipal Utility District No. 169, Water Sewer and Drainage Facilities, Revenue Bonds
Series A, Insured: AGM
4.00%, due 12/1/21	925,000	943,671
Fort Bend County Municipal Utility District No. 194, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/21	285,000	288,346
Series A, Insured: AGM
4.00%, due 9/1/22	290,000	303,821
Series A, Insured: AGM
4.00%, due 9/1/24	290,000	320,998

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
64	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Fort Bend County Municipal Utility District No. 194, Unlimited General Obligation (continued)
Series A, Insured: AGM
4.00%, due 9/1/25	$ 290,000	$ 327,016
Fort Bend County Municipal Utility District No. 206, Unlimited General Obligation
Insured: BAM
4.50%, due 9/1/24	300,000	338,041
Insured: BAM
4.50%, due 9/1/25	300,000	347,252
Insured: BAM
4.50%, due 9/1/26	300,000	354,412
Fort Bend County Municipal Utility District No. 48, Unlimited General Obligation
Insured: BAM
3.00%, due 10/1/23	310,000	330,298
Insured: BAM
3.00%, due 10/1/24	310,000	336,711
Insured: BAM
3.00%, due 10/1/25	310,000	341,783
Fort Bend County Municipal Utility District No. 57, Unlimited General Obligation
Insured: AGM
3.00%, due 4/1/23	225,000	236,639
Insured: AGM
3.00%, due 4/1/24	245,000	263,315
Insured: AGM
3.00%, due 4/1/25	250,000	273,537
Fort Bend-Waller Counties Municipal Utility District No. 3, Unlimited General Obligation
Insured: BAM
4.50%, due 4/1/23	175,000	187,826
Insured: BAM
4.50%, due 4/1/24	175,000	194,693
Insured: BAM
4.50%, due 4/1/25	175,000	200,512
Galveston County Municipal Utility District No. 56, Unlimited General Obligation
Insured: BAM
4.25%, due 12/1/22	400,000	424,676
	Principal Amount	Value

Texas (continued)
Galveston County Municipal Utility District No. 56, Unlimited General Obligation (continued)
Insured: BAM
4.50%, due 12/1/21	$ 400,000	$ 409,620
Insured: AGM
4.50%, due 12/1/23	425,000	471,749
Insured: AGM
4.50%, due 12/1/24	675,000	775,210
Grand Parkway Transportation Corp., Revenue Bonds
5.00%, due 2/1/23	3,610,000	3,887,387
Gulfgate Redevelopment Authority
Insured: AGM
4.00%, due 9/1/21	300,000	303,523
Insured: AGM
4.00%, due 9/1/23	325,000	348,020
Insured: AGM
4.00%, due 9/1/25	440,000	492,194
Harris County Municipal Utility District No. 105, Unlimited General Obligation
Insured: AGM
4.50%, due 3/1/26	250,000	292,993
Harris County Municipal Utility District No. 370, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/21	110,000	111,750
Insured: AGM
3.00%, due 12/1/22	355,000	369,362
Insured: AGM
3.00%, due 12/1/24	250,000	272,395
Harris County Municipal Utility District No. 423, Unlimited General Obligation
Insured: AGM
4.50%, due 4/1/25 (e)	400,000	457,813
Harris County Municipal Utility District No. 480, Unlimited General Obligation
Insured: AGM
4.00%, due 4/1/23	175,000	187,520
Insured: AGM
4.00%, due 4/1/24	175,000	192,334
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County Municipal Utility District No. 489, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/24	$ 615,000	$ 686,118
Insured: BAM
4.00%, due 9/1/25	615,000	703,898
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 11/15/24	150,000	172,369
Series A, Insured: AGM
5.00%, due 11/15/25	245,000	280,459
Series A
5.00%, due 11/15/28	1,440,000	1,620,468
Hidalgo County Regional Mobility Authority, Revenue Bonds, Senior Lien
Series B, Insured: AGM
1.464%, due 12/1/27	170,000	167,495
Houston Higher Education Finance Corp., Houston Baptist University, Revenue Bonds
1.50%, due 10/1/22	100,000	99,930
1.75%, due 10/1/24	115,000	115,008
2.00%, due 10/1/25	150,000	150,021
Hunt Memorial Hospital District Charitable Health, Limited General Obligation
5.00%, due 2/15/23	325,000	349,020
5.00%, due 2/15/24	275,000	305,236
5.00%, due 2/15/25	450,000	514,696
5.00%, due 2/15/26	800,000	939,605
Imperial Redevelopment District, Unlimited General Obligation
Insured: AGM
2.00%, due 5/1/26	130,000	134,080
Insured: AGM
4.50%, due 5/1/22	110,000	114,481
Insured: AGM
4.50%, due 5/1/23	120,000	129,625
Insured: AGM
4.50%, due 5/1/24	85,000	94,658
Series A, Insured: AGM
4.50%, due 5/1/24	425,000	473,288
	Principal Amount	Value

Texas (continued)
Imperial Redevelopment District, Unlimited General Obligation (continued)
Insured: AGM
4.50%, due 5/1/25	$ 125,000	$ 142,492
Lazy Nine Municipal Utility District No. 1B, Unlimited General Obligation
Series 1B, Insured: AGM
3.00%, due 9/1/24	360,000	386,433
Leander Independent School District, Unlimited General Obligation
Series D, Insured: PSF
(zero coupon), due 8/15/24	435,000	429,137
Series D, Insured: PSF
(zero coupon), due 8/15/40	2,125,000	974,014
Series C, Insured: PSF
(zero coupon), due 8/15/43	450,000	162,488
Series C, Insured: PSF
(zero coupon), due 8/15/45	400,000	128,063
Series C, Insured: PSF
5.00%, due 8/15/23	340,000	377,278
Lubbock-Cooper Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 2/15/25	105,000	123,078
Mabank Independent School District, Unlimited General Obligation
Insured: PSF
(zero coupon), due 8/15/26	950,000	905,581
Matagorda County Navigation District No. 1, Revenue Bonds
Insured: AMBAC
5.125%, due 11/1/28	6,530,000	8,271,528
Metropolitan Transit Authority of Harris County Sales & Use Tax, Revenue Bonds
Series A
5.00%, due 11/1/25	150,000	180,559
Series A
5.00%, due 11/1/30	100,000	102,418
Montgomery County Municipal Utility District No. 46, Unlimited General Obligation
2.50%, due 3/1/22	1,455,000	1,457,496

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
North Central Texas Community College District, Revenue Bonds
Insured: AGM
3.00%, due 5/15/21	$ 380,000	$ 380,321
North Forest Municipal Utility District, Unlimited General Obligation
3.00%, due 4/1/23	280,000	293,497
North Fort Bend Water Authority, Revenue Bonds
Series B
5.00%, due 12/15/24	1,485,000	1,731,876
Series B
5.00%, due 12/15/25	1,350,000	1,626,689
North Texas Municipal Water District, Sabine Creek Regional Wastewater Systems Project, Revenue Bonds
Insured: AGM
4.00%, due 6/1/24	350,000	387,236
North Texas Tollway Authority, Tollway System, Revenue Bonds, Second Tier
Series B
5.00%, due 1/1/22	80,000	82,536
Northwest Independent School District, Capital Appreciation, Unlimited General Obligation
Insured: PSF
(zero coupon), due 2/15/25	295,000	287,459
Northwest Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 2/15/25	115,000	135,084
Pecan Grove Municipal Utility District, Unlimited General Obligation
4.00%, due 9/1/22	100,000	104,971
Progreso Independent School District, Unlimited General Obligation
Insured: PSF
4.00%, due 2/15/23	290,000	290,758
Red River Education Finance Corp., Texas Christian University, Revenue Bonds
5.00%, due 3/15/22	55,000	57,312
	Principal Amount	Value

Texas (continued)
Remington Municipal Utility District No. 1, Unlimited General Obligation
Insured: AGM
3.00%, due 9/1/22	$ 330,000	$ 341,817
San Marcos Consolidated Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 8/1/27	515,000	545,972
Sienna Plantation Municipal Utility District No. 4, Unlimited General Obligation
Insured: AGM
3.00%, due 9/1/24	460,000	493,933
Insured: AGM
3.00%, due 9/1/25	475,000	516,406
Southeast Williamson County Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/22	150,000	157,067
Insured: BAM
4.00%, due 9/1/23	330,000	353,690
Insured: BAM
4.00%, due 9/1/24	345,000	378,769
Insured: BAM
4.00%, due 9/1/25	355,000	397,909
Southwest Houston Redevelopment Authority, Revenue Bonds
Insured: AGM
5.00%, due 9/1/21	150,000	152,248
Insured: AGM
5.00%, due 9/1/22	200,000	212,172
Insured: AGM
5.00%, due 9/1/24	300,000	338,414
Insured: AGM
5.00%, due 9/1/25	300,000	347,512
State of Texas, Anticipation Notes, Revenue Notes
4.00%, due 8/26/21	12,500,000	12,654,144
State of Texas, Public Financing Authority, Unlimited General Obligation
5.00%, due 10/1/25	75,000	76,459
State of Texas, Highway Improvement, Unlimited General Obligation
5.00%, due 4/1/32	50,000	52,229
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
State of Texas, College Student Loan, Unlimited General Obligation
Series B
5.25%, due 8/1/21 (b)	$ 9,745,000	$ 9,864,050
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Project, Revenue Bonds
Insured: AGM
0.863%, due 9/1/21	850,000	851,161
Insured: AGM
0.923%, due 9/1/22	650,000	653,363
Insured: AGM
1.071%, due 9/1/23	650,000	655,578
Insured: AGM
1.356%, due 9/1/24	825,000	836,565
Insured: AGM
1.386%, due 9/1/25	600,000	604,319
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas, Revenue Bonds
5.00%, due 10/1/27	1,100,000	1,213,858
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/29	770,000	936,820
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/22	750,000	806,170
5.00%, due 12/15/25	4,600,000	5,464,045
5.00%, due 12/15/26	6,125,000	7,458,993
5.00%, due 12/15/27	7,000,000	8,718,232
Texas Municipal Gas Acquisition and Supply Corp. I, Revenue Bonds, Senior Lien
5.25%, due 12/15/22	200,000	215,850
Texas Municipal Power Agency, Revenue Bonds, Sub. Lien
4.00%, due 9/1/25	2,740,000	2,747,300
Texas Public Finance Authority, Revenue Bonds
Insured: BAM
5.00%, due 5/1/28	500,000	579,048
	Principal Amount	Value

Texas (continued)
Travis County Water Control & Improvement District, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 8/15/21	$ 280,000	$ 282,990
Insured: BAM
4.00%, due 8/15/22	425,000	445,475
Insured: BAM
4.00%, due 8/15/23	445,000	481,753
Insured: BAM
4.00%, due 8/15/24	460,000	511,776
Insured: BAM
4.00%, due 8/15/25	480,000	546,383
Tyler Independent School District, Unlimited General Obligation
Insured: PSF
5.00%, due 2/15/24	100,000	113,149
Viridian Municipal Management District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/21	300,000	305,950
Insured: AGM
4.00%, due 12/1/21	225,000	229,463
Insured: AGM
4.00%, due 12/1/22	550,000	578,822
Insured: AGM
4.00%, due 12/1/22	395,000	415,700
Insured: AGM
4.00%, due 12/1/23	300,000	327,525
Insured: AGM
4.00%, due 12/1/23	305,000	332,983
Viridian Municipal Management District, Unlimited Tax Road Improvement, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	175,000	184,171
Insured: BAM
4.00%, due 12/1/24	370,000	415,545
Weatherford Independent School District, Unlimited General Obligation
Insured: PSF
(zero coupon), due 2/15/22	325,000	324,622
		193,167,381

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
U.S. Virgin Islands 0.1%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL
5.00%, due 10/1/21	$ 450,000	$ 454,192
Insured: NATL
5.00%, due 10/1/22	665,000	674,834
Insured: NATL
5.00%, due 10/1/24	395,000	401,253
		1,530,279
Utah 0.4%
Salt Lake City Corp., Revenue Bonds (b)
Series A
5.00%, due 7/1/21	725,000	730,410
Series A
5.00%, due 7/1/24	95,000	108,318
South Valley Water Reclamation Facility, Revenue Bonds
Insured: AGM
3.00%, due 8/15/27	250,000	267,398
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
(zero coupon), due 4/15/25	820,000	786,383
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/22	100,000	103,322
Insured: UT CSCE
4.00%, due 4/15/23	175,000	186,184
Insured: UT CSCE
4.00%, due 4/15/24	280,000	306,090
Insured: UT CSCE
4.00%, due 4/15/26	400,000	454,919
Utah Charter School Finance Authority, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/24	255,000	281,730
Series A, Insured: UT CSCE
4.00%, due 10/15/25	265,000	298,606
	Principal Amount	Value

Utah (continued)
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/22	$ 110,000	$ 114,693
Insured: UT CSCE
5.00%, due 4/15/24	340,000	381,035
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/25	565,000	618,884
4.00%, due 10/15/21	500,000	506,990
4.00%, due 10/15/23	755,000	819,698
4.00%, due 10/15/27	550,000	648,422
4.00%, due 10/15/28	350,000	416,539
5.00%, due 10/15/25	1,000,000	1,182,551
		8,212,172
Vermont 0.2%
Vermont Student Assistance Corp., Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 6/15/23	1,150,000	1,255,698
Series A
5.00%, due 6/15/24	850,000	959,464
Series A
5.00%, due 6/15/25	875,000	1,013,592
Vermont Student Assistance Corp., Revenue Bonds (b)
Series A
5.00%, due 6/15/25	1,300,000	1,505,909
Series A
5.00%, due 6/15/26	175,000	206,760
		4,941,423
Virginia 0.3%
Alexandria Industrial Development Authority, Episcopal High School, Revenue Bonds
3.00%, due 1/1/22	300,000	305,463
City of Suffolk VA, Unlimited General Obligation
Insured: State Aid Withholding
3.00%, due 6/1/21	100,000	100,219
Norfolk Airport Authority, Revenue Bonds
5.00%, due 7/1/24	395,000	450,508
5.00%, due 7/1/25	160,000	188,653
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Rockingham County Economic Development Authority, Sunnyside Presbyterian Home, Revenue Bonds
4.00%, due 12/1/22	$ 300,000	$ 313,353
University of Virginia, Revenue Bonds
Series B
5.00%, due 8/1/21	215,000	217,529
Series A
5.00%, due 6/1/43	135,000	148,649
Virginia College Building Authority, Revenue Bonds
5.00%, due 2/1/22	120,000	124,377
Virginia Public School Authority, Revenue Bonds
Series B
5.00%, due 8/1/21	1,545,000	1,563,324
Virginia Small Business Financing Authority, National Senior Campuses, Inc. Obligated Group, Revenue Bonds
5.00%, due 1/1/22	500,000	515,140
5.00%, due 1/1/23	500,000	536,901
5.00%, due 1/1/24	550,000	612,933
		5,077,049
Washington 0.6%
Bellevue Convention Center Authority, Special Obligation, Revenue Bonds
Insured: NATL
(zero coupon), due 2/1/22	530,000	528,980
City of Tacoma WA, Revenue Bonds
4.00%, due 12/1/21	160,000	163,605
County of King WA, Limited General Obligation
5.00%, due 6/1/22	100,000	100,370
Kittitas County School District No. 401 Ellensburg, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 12/1/21	1,050,000	1,079,505
Insured: School Bond Guaranty
5.00%, due 12/1/22	1,800,000	1,937,876
Northwest Open Access Network, Revenue Bonds
0.691%, due 12/1/22	1,200,000	1,200,597
0.791%, due 12/1/23	1,260,000	1,258,085
	Principal Amount	Value

Washington (continued)
Northwest Open Access Network, Revenue Bonds (continued)
1.218%, due 12/1/25	$ 1,105,000	$ 1,091,154
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/23	100,000	105,720
Port of Seattle WA, Revenue Bonds
Series B
5.00%, due 5/1/23	500,000	544,848
Snohomish County Public Utility District No. 1, Revenue Bonds
5.00%, due 12/1/22	500,000	514,139
Spokane Public Facilities District, Revenue Bonds
Series B
5.00%, due 12/1/23	1,175,000	1,273,448
State of Washington, Senior 520 Corridor Program, Revenue Bonds
5.00%, due 9/1/24	1,000,000	1,063,596
Washington Higher Education Facilities Authority, Seattle University Project, Revenue Bonds
5.00%, due 5/1/24	250,000	280,596
5.00%, due 5/1/25	255,000	295,126
Washington State Convention Center Public Facilities District, Revenue Bonds
5.00%, due 7/1/22	175,000	183,268
		11,620,913
West Virginia 0.2%
City of Fairmont WV, Waterworks, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/1/23	300,000	314,753
Series A, Insured: BAM
3.00%, due 7/1/24	500,000	532,800
Morgantown Utility Board, Inc., Green Bonds, Revenue Bonds
Series A, Insured: BAM
3.00%, due 12/1/22	225,000	233,994
Roane County Building Commission, Roane General Hospital, Revenue Bonds
2.55%, due 11/1/21	1,250,000	1,251,641

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
West Virginia (continued)
West Virginia Commissioner of Highways, Surface Transportation Improvements, Revenue Bonds
Series A
5.00%, due 9/1/22	$ 390,000	$ 414,919
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
5.00%, due 1/1/22	200,000	205,529
5.00%, due 1/1/25	350,000	403,982
		3,357,618
Wisconsin 0.6%
City of Kaukauna WI, Revenue Bonds
Insured: AGM
3.00%, due 12/15/21	175,000	178,015
City of Kaukauna WI, Electric System, Revenue Bonds
Insured: AGM
3.00%, due 12/15/23	300,000	320,363
Insured: AGM
3.00%, due 12/15/24	455,000	494,234
City of Milwaukee WI, Unlimited General Obligation
Series N2
4.00%, due 3/1/24	125,000	137,351
Series N2
5.00%, due 4/1/24	4,000,000	4,522,600
City of Racine WI, Unlimited General Obligation
0.60%, due 12/1/23	1,075,000	1,075,802
City of Racine WI, Waterworks System, Revenue Bonds
4.00%, due 9/1/23	750,000	759,070
Insured: BAM
5.00%, due 9/1/27	300,000	377,560
Omro School District, Unlimited General Obligation
Insured: BAM
3.00%, due 3/1/23	100,000	105,136
Insured: BAM
3.00%, due 3/1/24	100,000	107,576
Public Finance Authority, Affinity Living Group-5A Assisted Living, Revenue Bonds
3.75%, due 2/1/22	2,000,000	2,001,657
	Principal Amount	Value

Wisconsin (continued)
Public Finance Authority, Northwest Nazarene University, Revenue Bonds
5.00%, due 10/1/25	$ 500,000	$ 560,566
Town of Manitowish Waters WI, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/22	285,000	289,930
Insured: AGM
3.00%, due 3/1/23	295,000	307,281
Insured: AGM
3.00%, due 3/1/24	300,000	317,838
Insured: AGM
3.00%, due 3/1/25	310,000	333,197
Village of Fox Crossing WI, Waterworks System & Sewerage System, Revenue Bonds
Insured: BAM
3.00%, due 5/1/24	295,000	317,435
		12,205,611
Wyoming 0.1%
County of Laramie WY, Cheyenne Regional Medical Center Project, Revenue Bonds
4.00%, due 5/1/22	225,000	233,603
4.00%, due 5/1/23	250,000	268,718
4.00%, due 5/1/24	250,000	276,988
4.00%, due 5/1/25	250,000	283,780
5.00%, due 5/1/23	935,000	935,000
5.00%, due 5/1/24	920,000	920,000
		2,918,089
Total Long-Term Municipal Bonds (Cost $1,636,421,402)		1,653,268,553
Short-Term Municipal Notes 13.8%
Alabama 0.4%
City of Mobile Alabama, Alabama Power Company Barry Plant Project, Revenue Bonds
1.00%, due 6/1/34 (a)(g)	5,500,000	5,585,688
Southeast Alabama Gas Supply District (The), Project No. 1, Revenue Bonds
Series C
0.71%, due 4/1/49 (f)(g)	3,000,000	3,020,464
		8,606,152
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
California 0.9%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.45%, due 1/1/50 (b)(c)(g)	$ 10,000,000	$ 10,001,098
California Municipal Finance Authority, Waste Management, Inc. Project, Revenue Bonds
0.70%, due 12/1/44 (a)(b)(g)	6,500,000	6,578,388
California Statewide Communities Development Authority, Southern California Edison Co., Revenue Bonds
Series C
2.625%, due 11/1/33 (g)	1,265,000	1,339,129
		17,918,615
Connecticut 0.1%
State of Connecticut, Unlimited General Obligation
Series A
0.91%, due 3/1/22 (f)(g)	3,000,000	3,011,077
District of Columbia 0.5%
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds
Series A-1
0.09%, due 10/1/39 (a)(g)	10,000,000	10,000,000
Florida 0.1%
Tender Option Bond Trust Receipts/Certificates, Revenue Bonds
Series 2020-XF2922
0.10%, due 12/1/48 (a)(c)(g)	1,615,000	1,615,000
Georgia 1.2%
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds, First Series
1.65%, due 11/1/48 (a)(g)	1,075,000	1,076,784
	Principal Amount	Value

Georgia (continued)
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds, Second Series
1.70%, due 12/1/49 (a)(g)	$ 5,000,000	$ 5,186,704
Development Authority of Burke County (The), Georgia Power Company Plant Vogtle Project, Revenue Bonds (a)(g)
2.05%, due 10/1/32	3,500,000	3,533,314
2.25%, due 10/1/32	2,800,000	2,906,373
Development Authority of Heard County, Georgia Power Company Plant Vogtle Project, Revenue Bonds
0.10%, due 12/1/37 (a)(b)(g)	3,600,000	3,600,000
Main Street Natural Gas, Inc., Revenue Bonds
Series D
0.907%, due 8/1/48 (f)(g)	7,500,000	7,567,436
		23,870,611
Idaho 0.4%
Idaho Health Facilities Authority, CHE Trinity Health Credit Group, Revenue Bonds
0.22%, due 12/1/48 (a)(g)	8,735,000	8,735,000
Illinois 0.2%
Illinois Finance Authority, Edward-Elmhurst Healthcare, Revenue Bonds
0.81%, due 1/1/46 (f)(g)	3,500,000	3,502,810
Indiana 0.2%
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds (g)
Series A
0.75%, due 12/1/38	1,500,000	1,493,736
Series B
0.95%, due 12/1/38 (b)	2,265,000	2,260,991
Indiana Finance Authority, Prerefunded Ascension Health, Revenue Bonds
1.75%, due 11/15/31 (a)(g)	20,000	20,129

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Indiana (continued)
Indiana Finance Authority, Unrefunded Ascension Health, Revenue Bonds
1.75%, due 11/15/31 (a)(g)	$ 1,290,000	$ 1,300,326
		5,075,182
Kentucky 0.8%
County of Carroll KY, Kentucky Utilities Company Project, Revenue Bonds
1.20%, due 2/1/32 (a)(b)(g)	3,000,000	3,002,021
County of Meade KY, Nucor Steel Brandenburg Project, Green Bond, Revenue Bonds
0.11%, due 7/1/60 (a)(b)(g)	5,320,000	5,320,000
Kentucky Asset Liability Commission, Floating Rate Project, Revenue Bonds (f)(g)
Series B, Insured: NATL
0.657%, due 11/1/21	1,025,000	1,025,000
Series B, Insured: NATL
0.687%, due 11/1/25	5,825,000	5,825,000
		15,172,021
Louisiana 0.9%
Parish of St John the Baptist, Marathon Oil Corp. Project, Revenue Bonds
Series B-2
2.375%, due 6/1/37 (g)	6,525,000	6,833,830
Parish of St John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds
2.125%, due 6/1/37 (a)(g)	9,925,000	10,246,133
		17,079,963
Massachusetts 0.4%
Massachusetts Development Finance Agency, Boston University, Revenue Bonds
Series U6C
0.01%, due 10/1/42 (g)	7,600,000	7,600,000
Michigan 0.1%
Michigan Strategic Fund, Detroit Edison Co., Revenue Bonds
1.45%, due 8/1/29 (a)(g)	2,000,000	2,007,986
	Principal Amount	Value

Mississippi 0.1%
Mississippi Business Finance Corp., Waste Management, Inc. Project, Revenue Bonds
0.55%, due 3/1/29 (a)(g)	$ 1,750,000	$ 1,750,907
Missouri 0.3%
Missouri State Health & Educational Facilities Authority, Washington University, Revenue Bonds
Series C
0.03%, due 3/1/40 (a)(g)	6,000,000	6,000,000
Montana 0.3%
Montana Facility Finance Authority, Billings Clinic Obligated Group, Revenue Bonds
0.61%, due 8/15/37 (f)(g)	6,075,000	6,085,337
Nevada 0.1%
County of Washoe, Sierra Pacific Power Co., Revenue Bonds
2.05%, due 3/1/36 (a)(b)(g)	3,000,000	3,048,156
New Hampshire 0.1%
New Hampshire Business Finance Authority, Waste Management, Inc. Project, Revenue Bonds
0.81%, due 10/1/33 (b)(f)(g)	1,500,000	1,500,183
New Jersey 0.7%
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series D
1.10%, due 11/1/29 (b)(g)	2,035,000	2,022,237
New Jersey Housing & Mortgage Finance Agency, Pilgrim Baptist Village I & II, Revenue Bonds
Insured: HUD SECT 8
1.50%, due 9/1/22 (a)(g)	2,650,000	2,661,192
New Jersey Transportation Trust Fund Authority, Transportation Program Notes, Revenue Bonds
1.26%, due 6/15/34 (f)(g)	2,250,000	2,251,048
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Portfolio of Investments April 30, 2021† (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
New Jersey (continued)
New Jersey Turnpike Authority, Revenue Bonds (f)(g)
Series C-2
0.561%, due 1/1/22	$ 3,500,000	$ 3,504,689
Series D-1
0.781%, due 1/1/24	2,600,000	2,624,172
		13,063,338
New Mexico 0.0% ‡
City of Farmington NM, Pollution Control, Public Service Company of New Mexico San Juan Project, Revenue Bonds
1.15%, due 6/1/40 (a)(g)	1,000,000	1,016,121
New York 1.4%
Metropolitan Transportation Authority, Revenue Bonds (f)(g)
Insured: AGM
0.557%, due 11/1/32	11,250,000	11,252,167
Insured: AGM
0.807%, due 11/1/32	7,500,000	7,499,069
Triborough Bridge & Tunnel Authority, Revenue Bonds
0.085%, due 1/1/32 (g)	5,000,000	5,000,000
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series 2005B-4A
0.387%, due 1/1/32 (f)(g)	4,500,000	4,501,596
		28,252,832
Ohio 1.2%
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (a)(g)
2.10%, due 7/1/28 (b)	4,000,000	4,187,519
2.10%, due 10/1/28 (b)	10,000,000	10,468,275
2.40%, due 12/1/38	6,210,000	6,585,024
2.50%, due 11/1/42 (b)	2,500,000	2,756,476
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
0.46%, due 1/1/52 (f)(g)	120,000	120,171
		24,117,465
	Principal Amount	Value

Pennsylvania 1.0%
County of Allegheny PA, Unlimited General Obligation
Series C, Insured: AGM
0.687%, due 11/1/26 (f)(g)	$ 960,000	$ 964,340
Lehigh County General Purpose Authority, Muhlenberg College Project, Revenue Bonds
0.64%, due 11/1/37 (f)(g)	13,755,000	13,731,319
Pennsylvania Higher Educational Facilities Authority, Indiana University, Revenue Bonds
Series A, Insured: AGC
0.735%, due 7/1/27 (f)(g)	3,000,000	2,977,875
Pennsylvania Higher Educational Facilities Authority, Trustees of the University of Pennsylvania, Revenue Bonds
Series A
2.25%, due 8/15/41 (g)	250,000	251,444
University of Pittsburgh-of the Commonwealth System of Higher Education, Revenue Bonds (f)(g)
0.31%, due 9/15/21	70,000	70,000
0.42%, due 2/15/24	2,000,000	2,010,687
		20,005,665
Texas 0.7%
Cypress-Fairbanks Independent School District, Unlimited General Obligation
Series A-1, Insured: PSF
2.125%, due 2/15/27 (a)(g)	5,025,000	5,052,379
Texas Municipal Gas Acquisition and Supply Corp. II, Revenue Bonds
0.61%, due 9/15/27 (f)(g)	8,500,000	8,566,746
		13,619,125
Utah 0.6%
City of Murray UT, IHC Health Services, Inc., Revenue Bonds
Series D
0.01%, due 5/15/36 (g)	12,000,000	12,000,000
Virginia 0.1%
Peninsula Ports Authority, Dominion Terminal Associates Project, Revenue Bonds
1.70%, due 10/1/33 (a)(g)	2,000,000	2,038,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Washington 0.5%
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Revenue Bonds
1.11%, due 1/1/42 (f)(g)	$ 9,000,000	$ 9,072,587
West Virginia 0.3%
West Virginia Economic Development Authority, Appalachian Power Co. Project, Revenue Bonds
1.00%, due 1/1/41 (a)(b)(g)	5,500,000	5,562,991
Wisconsin 0.2%
Wisconsin Health & Educational Facilities Authority, Advocate Aurora Health Credit Group, Revenue Bonds
0.51%, due 8/15/54 (f)(g)	3,500,000	3,506,221
Total Short-Term Municipal Notes (Cost $272,305,317)		274,833,707
Total Municipal Bonds (Cost $1,908,726,719)		1,928,102,260

Long-Term Bonds 0.1%
Corporate Bonds 0.1%
Entertainment 0.1%
Smithsonian Institution
0.895%, due 9/1/22	825,000	827,020
0.974%, due 9/1/23	800,000	801,523
		1,628,543
Healthcare-Services 0.0% ‡
Baptist Health Obligated Group
2.579%, due 12/1/22	350,000	351,546
2.679%, due 12/1/23	400,000	403,990
		755,536
Total Corporate Bonds (Cost $2,375,000)		2,384,079
Total Long-Term Bonds (Cost $2,375,000)		2,384,079

	Shares	Value
Closed-End Funds 1.0%
California 0.2%
Invesco California Value Municipal Income Trust (c)(f)(g)	5,000,000	$ 5,000,000
North Carolina 0.8%
Invesco Municipal Income Opportunities Trust II (c)(f)(g)	15,000,000	15,000,000
Total Closed-End Funds (Cost $20,000,000)		20,000,000
Total Investments (Cost $1,931,101,719)	97.7%	1,950,486,339
Other Assets, Less Liabilities	2.3	45,467,592
Net Assets	100.0%	$ 1,995,953,931

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2021.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2021.
(e)	Delayed delivery security.
(f)	Floating rate—Rate shown was the rate in effect as of April 30, 2021.
(g)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
75

Portfolio of Investments April 30, 2021† (continued)
Futures Contracts
As of April 30, 2021, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 5 Year Notes	(250)	June 2021	$ (30,934,997)	$ (30,984,375)	$ (49,378)

1.	As of April 30, 2021, cash in the amount of $200,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2021.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
GNMA—Government National Mortgage Association
MUN GOVT GTD—Municipal Government Guaranteed
NATL—National Public Finance Guarantee Corp.
NATL-RE—National Public Finance Guarantee Corp.
PSF—Permanent School Fund
Q-SBLF—Qualified School Board Loan Fund
SONYMA—State of New York Mortgage Agency
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
76	MainStay MacKay Short Term Municipal Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2021, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,653,268,553	$ —	$ 1,653,268,553
Short-Term Municipal Notes	—	274,833,707	—	274,833,707
Total Municipal Bonds	—	1,928,102,260	—	1,928,102,260
Long-Term Bonds
Corporate Bonds	—	2,384,079	—	2,384,079
Total Corporate Bonds	—	2,384,079	—	2,384,079
Closed-End Funds	—	20,000,000	—	20,000,000
Total Investments in Securities	$ —	$ 1,950,486,339	$ —	$ 1,950,486,339
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (49,378)	$ —	$ —	$ (49,378)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
77

Statement of Assets and Liabilities as of April 30, 2021
Assets
Investment in securities, at value (identified cost $1,931,101,719)	$1,950,486,339
Cash collateral on deposit at broker for futures contracts	200,000
Cash	77,469,356
Receivables:
Interest	20,618,077
Fund shares sold	10,829,463
Investment securities sold	2,983,725
Other assets	141,133
Total assets	2,062,728,093
Liabilities
Payables:
Investment securities purchased	61,629,515
Fund shares redeemed	3,876,826
Manager (See Note 3)	527,798
NYLIFE Distributors (See Note 3)	122,530
Transfer agent (See Note 3)	85,734
Professional fees	56,970
Shareholder communication	18,551
Custodian	16,062
Variation margin on futures contracts	9,765
Distributions payable	430,411
Total liabilities	66,774,162
Net assets	$1,995,953,931
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 205,038
Additional paid-in-capital	1,979,092,433
1,979,297,471
Total distributable earnings (loss)	16,656,460
Net assets	$1,995,953,931
Class A
Net assets applicable to outstanding shares	$ 503,768,993
Shares of beneficial interest outstanding	51,750,160
Net asset value per share outstanding	$ 9.73
Maximum sales charge (1.00% of offering price)	0.10
Maximum offering price per share outstanding	$ 9.83
Class A2
Net assets applicable to outstanding shares	$ 88,248,363
Shares of beneficial interest outstanding	9,054,852
Net asset value and offering price per share outstanding	$ 9.75
Investor Class
Net assets applicable to outstanding shares	$ 3,608,330
Shares of beneficial interest outstanding	369,530
Net asset value per share outstanding	$ 9.76
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.81
Class I
Net assets applicable to outstanding shares	$1,400,328,245
Shares of beneficial interest outstanding	143,863,136
Net asset value and offering price per share outstanding	$ 9.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
78	MainStay MacKay Short Term Municipal Fund

Statement of Operations for the year ended April 30, 2021
Investment Income (Loss)
Income
Interest	$18,730,606
Other	62
Total income	18,730,668
Expenses
Manager (See Note 3)	4,998,093
Distribution/Service—Class A (See Note 3)	915,805
Distribution/Service—Class A2 (See Note 3)	74,459
Distribution/Service—Investor Class (See Note 3)	10,114
Transfer agent (See Note 3)	415,145
Registration	201,030
Professional fees	134,881
Shareholder communication	41,047
Custodian	39,239
Trustees	26,815
Insurance	5,810
Miscellaneous	38,859
Total expenses before waiver/reimbursement	6,901,297
Expense waiver/reimbursement from Manager (See Note 3)	(81,277)
Net expenses	6,820,020
Net investment income (loss)	11,910,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	830,757
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	19,269,773
Futures contracts	(49,378)
Net change in unrealized appreciation (depreciation)	19,220,395
Net realized and unrealized gain (loss)	20,051,152
Net increase (decrease) in net assets resulting from operations	$31,961,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
79

Statements of Changes in Net Assets
for the years ended April 30, 2021 and April 30, 2020
	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,910,648	$ 7,294,910
Net realized gain (loss)	830,757	(105,695)
Net change in unrealized appreciation (depreciation)	19,220,395	(1,222,177)
Net increase (decrease) in net assets resulting from operations	31,961,800	5,967,038
Distributions to shareholders:
Class A	(2,799,815)	(1,790,060)
Class A2	(186,957)	—
Investor Class	(21,980)	(43,444)
Class I	(10,811,576)	(6,253,078)
Total distributions to shareholders	(13,820,328)	(8,086,582)
Capital share transactions:
Net proceeds from sales of shares	2,295,244,028	598,830,379
Net asset value of shares issued to shareholder in reinvestment of distributions	8,017,943	5,905,161
Cost of shares redeemed	(894,414,936)	(487,623,791)
Increase (decrease) in net assets derived from capital share transactions	1,408,847,035	117,111,749
Net increase (decrease) in net assets	1,426,988,507	114,992,205
Net Assets
Beginning of year	568,965,424	453,973,219
End of year	$1,995,953,931	$ 568,965,424
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
80	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios
	Year Ended April 30,
Class A	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.54	$ 9.58	$ 9.51	$ 9.56	$ 9.61
Net investment income (loss) (a)	0.06	0.13	0.12	0.10	0.08
Net realized and unrealized gain (loss) on investments	0.21	(0.03)	0.07	(0.05)	(0.05)
Total from investment operations	0.27	0.10	0.19	0.05	0.03
Less distributions:
From net investment income	(0.08)	(0.14)	(0.12)	(0.10)	(0.08)
From net realized gain on investments	—	—	—	—	(0.00)‡
Total distributions	(0.08)	(0.14)	(0.12)	(0.10)	(0.08)
Net asset value at end of year	$ 9.73	$ 9.54	$ 9.58	$ 9.51	$ 9.56
Total investment return (b)	2.85%	1.05%	2.04% (c)	0.54%	0.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.63%	1.30%	1.28%	1.06%	0.79%
Net expenses	0.65%	0.69%	0.71%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.65%	0.70%	0.71%	0.84%	0.84%
Portfolio turnover rate	28% (d)	94% (d)	96%	69%	85%
Net assets at end of year (in 000’s)	$ 503,769	$ 152,614	$ 113,023	$ 98,982	$ 147,029

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

September 30, 2020^ through April 30, 2021
Class A2
Net asset value at beginning of period	$ 9.70**
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	0.09
Less distributions:
From net investment income	(0.04)
Net asset value at end of period	$ 9.75
Total investment return (b)	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.40%
Net expenses††	0.65%
Portfolio turnover rate (c)	28%
Net assets at end of period (in 000’s)	$ 88,248

**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
81

Financial Highlights selected per share data and ratios
	Year Ended April 30,
Investor Class	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.57	$ 9.61	$ 9.54	$ 9.59	$ 9.64
Net investment income (loss) (a)	0.04	0.09	0.08	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.20	(0.02)	0.07	(0.05)	(0.05)
Total from investment operations	0.24	0.07	0.15	0.01	(0.01)
Less distributions:
From net investment income	(0.05)	(0.11)	(0.08)	(0.06)	(0.04)
From net realized gain on investments	—	—	—	—	(0.00)‡
Total distributions	(0.05)	(0.11)	(0.08)	(0.06)	(0.04)
Net asset value at end of year	$ 9.76	$ 9.57	$ 9.61	$ 9.54	$ 9.59
Total investment return (b)	2.64%	0.61%	1.56%	0.08%	(0.09)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.41%	0.98%	0.81%	0.60%	0.42%
Net expenses	0.98%	1.09%	1.18%	1.26%	1.17%
Expenses (before waiver/reimbursement)	1.25%	1.28%	1.30%	1.36%	1.22%
Portfolio turnover rate	28% (c)	94% (c)	96%	69%	85%
Net assets at end of year (in 000’s)	$ 3,608	$ 4,158	$ 3,834	$ 3,366	$ 3,639

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Year Ended April 30,
Class I	2021	2020	2019	2018	2017
Net asset value at beginning of year	$ 9.54	$ 9.58	$ 9.51	$ 9.56	$ 9.61
Net investment income (loss) (a)	0.09	0.15	0.15	0.13	0.10
Net realized and unrealized gain (loss) on investments	0.21	(0.02)	0.07	(0.05)	(0.05)
Total from investment operations	0.30	0.13	0.22	0.08	0.05
Less distributions:
From net investment income	(0.11)	(0.17)	(0.15)	(0.13)	(0.10)
From net realized gain on investments	—	—	—	—	(0.00)‡
Total distributions	(0.11)	(0.17)	(0.15)	(0.13)	(0.10)
Net asset value at end of year	$ 9.73	$ 9.54	$ 9.58	$ 9.51	$ 9.56
Total investment return (b)	3.12%	1.34%	2.34%	0.84%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.89%	1.58%	1.61%	1.36%	1.04%
Net expenses	0.40%	0.40%	0.40%	0.50%	0.54%
Expenses (before waiver/reimbursement)	0.40%	0.45%	0.45%	0.59%	0.59%
Portfolio turnover rate	28% (c)	94% (c)	96%	69%	85%
Net assets at end of year (in 000’s)	$ 1,400,328	$ 412,193	$ 337,116	$ 157,945	$ 164,798

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
82	MainStay MacKay Short Term Municipal Fund

Notes to Financial Statements June  29,  2021
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-two funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Term Municipal Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Class A2	September 30, 2020
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	N/A*
SIMPLE Class	N/A*

•	Class R6 shares were registered for sale effective as of February 28, 2017 and SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class A2 shares are offered at NAV without an initial sales charge, although a 0.50% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class A2 shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are currently expected to be offered at NAV without a sales charge. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
The Board of Trustees of the Trust (the "Board") adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the "Manager"), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund's third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.
The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate.
For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.
"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the

83

Notes to Financial Statements June  29,  2021 (continued)
asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2021, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended April 30, 2021, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security's market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2021 were fair valued in such a manner.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

84	MainStay MacKay Short Term Municipal Fund

In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract.
85

Notes to Financial Statements June  29,  2021 (continued)
Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2021 are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. As of April 30, 2021, delayed delivery transactions are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(J) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, such as the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include more than $5 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19. Puerto Rico has reached agreements with certain bondholders to restructure outstanding debt issued by certain of Puerto Rico’s instrumentalities and is negotiating the restructuring of its debt with certain other bondholders. Under the terms of these agreements, amounts due to bondholders, including the Fund, may be substantially lower than the original investment. Any agreement to restructure such outstanding debt must be approved by the judge overseeing the debt restructuring. Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board or the Commonwealth could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed significantly during the past year due to existing members either stepping down or being

86	MainStay MacKay Short Term Municipal Fund

replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2021, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of April 30, 2021:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(49,378)	$(49,378)
Total Fair Value	$(49,378)	$(49,378)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2021:
Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(49,378)	$(49,378)
Total Net Change in Unrealized Appreciation (Depreciation)	$(49,378)	$(49,378)

Average Notional Amount	Total
Futures Contracts Short (a)	$(30,984,375)

(a)	Average for the period futures contracts were open during the year.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective August 31, 2020, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $1 billion; and 0.33% on assets over $1 billion. During the year ended April 30, 2021, the effective management fee rate was 0.34% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
Prior to August 31, 2020, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on all assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of
87

Notes to Financial Statements June  29,  2021 (continued)
portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.70% and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class shares. This agreement will remain in effect until August 30, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed 0.70% of its average daily net assets for Class A2 shares. This agreement will remain in effect until September 30, 2021.
During the year ended April 30, 2021, New York Life Investments earned fees from the Fund in the amount of $4,998,093 and waived fees and/or reimbursed expenses in the amount of $81,277 and paid the Subadvisor fees in the amount of $2,456,049.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Prior to February 22, 2021, these services were provided by State Street Bank and Trust Company ("State Street").
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Class A2 and Investor Class Plans, the Distributor receives a monthly distribution fee from Class A, Class A2 and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A, Class A2 and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the year ended April 30, 2021, were $9,052 and $275, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares during the year ended April 30, 2021, of $89,379.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended April 30, 2021, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 98,424	$ —
Class A2	8,944	—
Investor Class	25,157	(10,998)
Class I	282,620	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.

88	MainStay MacKay Short Term Municipal Fund

(F) Capital. As of April 30, 2021, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$16,474,398	3.3%
Class A2	25,215	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2021, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments	$1,933,209,356	$18,353,818	$(1,076,835)	$17,276,983
As of April 30, 2021, the components of accumulated gain (loss) on a tax basis were as follows:
Ordinary income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$435,337	$(569,964)	$(430,089)	$17,221,176	$16,656,460
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts and premium amortization. The other temporary differences are primarily due to dividends payable.
As of April 30, 2021, for federal income tax purposes, capital loss carryforwards of $569,964 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$59,217	$510,747
The Fund utilized $665,639 of capital loss carryforwards during the year ended April 30, 2021.
During the years ended April 30, 2021 and April 30, 2020, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2021	2020
Distributions paid from:
Ordinary Income	$ 1,542,687	$ 40,673
Exempt Interest Dividends	12,277,641	8,045,909
Total	$13,820,328	$8,086,582
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Prior to February 22, 2021, these services were provided by State Street. The services provided by State Street were a direct expense of the Fund and are included in the Statement of Operations as Custodian fees which totaled $27,523 for the period May 1, 2020 through February 21, 2021.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 28, 2020, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate ("LIBOR"), whichever is higher. The Credit Agreement expires on July 27, 2021, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 28, 2020, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement, but State Street served as agent to the syndicate. During the year ended April 30, 2021, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement or the credit agreement for which State Street served as agent.
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Notes to Financial Statements June  29,  2021 (continued)
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended April 30, 2021, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the year ended April 30, 2021, purchases and sales of securities, other than short-term securities, were $1,718,540 and $356,052, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. During the year ended April 30, 2021, such purchases were $75,349.
Note 9–Capital Share Transactions
Transactions in capital shares for the years ended April 30, 2021 and April 30, 2020, were as follows:
Class A	Shares	Amount
Year ended April 30, 2021:
Shares sold	55,435,393	$ 537,590,830
Shares issued to shareholders in reinvestment of distributions	191,613	1,858,325
Shares redeemed	(19,979,365)	(194,022,412)
Net increase (decrease) in shares outstanding before conversion	35,647,641	345,426,743
Shares converted into Class A (See Note 1)	108,609	1,052,998
Shares converted from Class A (See Note 1)	(359)	(3,489)
Net increase (decrease)	35,755,891	$ 346,476,252
Year ended April 30, 2020:
Shares sold	14,392,027	$ 138,183,004
Shares issued to shareholders in reinvestment of distributions	167,115	1,607,404
Shares redeemed	(10,426,586)	(100,270,675)
Net increase (decrease) in shares outstanding before conversion	4,132,556	39,519,733
Shares converted into Class A (See Note 1)	94,440	907,322
Shares converted from Class A (See Note 1)	(26,919)	(258,313)
Net increase (decrease)	4,200,077	$ 40,168,742

Class A2	Shares	Amount
Period ended April 30, 2021:
Shares sold	9,675,519	$ 94,128,477
Shares issued to shareholders in reinvestment of distributions	19,140	186,379
Shares redeemed	(639,807)	(6,236,428)
Net increase (decrease)	9,054,852	$ 88,078,428

Investor Class	Shares	Amount
Year ended April 30, 2021:
Shares sold	236,452	$ 2,296,983
Shares issued to shareholders in reinvestment of distributions	2,190	21,279
Shares redeemed	(195,773)	(1,902,517)
Net increase (decrease) in shares outstanding before conversion	42,869	415,745
Shares converted into Investor Class (See Note 1)	358	3,489
Shares converted from Investor Class (See Note 1)	(108,281)	(1,052,998)
Net increase (decrease)	(65,054)	$ (633,764)
Year ended April 30, 2020:
Shares sold	421,609	$ 4,064,884
Shares issued to shareholders in reinvestment of distributions	4,303	41,488
Shares redeemed	(322,899)	(3,114,767)
Net increase (decrease) in shares outstanding before conversion	103,013	991,605
Shares converted into Investor Class (See Note 1)	26,842	258,313
Shares converted from Investor Class (See Note 1)	(94,228)	(907,322)
Net increase (decrease)	35,627	$ 342,596

Class I	Shares	Amount
Year ended April 30, 2021:
Shares sold	171,313,052	$1,661,227,738
Shares issued to shareholders in reinvestment of distributions	613,419	5,951,960
Shares redeemed	(71,268,307)	(692,253,579)
Net increase (decrease)	100,658,164	$ 974,926,119
Year ended April 30, 2020:
Shares sold	47,548,072	$ 456,582,492
Shares issued to shareholders in reinvestment of distributions	442,537	4,256,269
Shares redeemed	(39,971,679)	(384,238,350)
Net increase (decrease)	8,018,930	$ 76,600,411
Note 10–Recent Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”), which provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are

90	MainStay MacKay Short Term Municipal Fund

expected to be discontinued. ASU 2020-04 was effective immediately upon release of the update on March 12, 2020 and remains effective through December 31, 2022. At this time, the Manager is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
Note 11–Other Matters
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The continued impact of COVID-19 is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended April 30, 2021, events and transactions subsequent to April 30, 2021, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
91

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Fund and Board of Trustees
MainStay Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MainStay MacKay Short Term Municipal Fund (the Fund), one of the funds constituting MainStay Funds Trust, including the portfolio of investments, as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.
Philadelphia, Pennsylvania
June 24, 2021
92	MainStay MacKay Short Term Municipal Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Short Term Municipal Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay Funds Trust (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 9–10, 2020 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during September 2020 through December 2020, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.
The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements and investment performance reports on the Fund as well as presentations from New York Life Investments and MacKay personnel. The Board also took into account other information received from New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent
Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2020 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or other fees by applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay from their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized as the Fund grows and the extent to which economies of scale have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business

93

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 9–10, 2020 meeting are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decision.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing management and non-advisory services to the Fund, including New York Life Investments’ supervision and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. The Board noted that New York Life Investments provides certain other non-advisory services to the Fund.
In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act. The Board considered benefits to shareholders from being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the nature, extent and quality of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay and New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board reviewed MacKay’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered discussions with New York Life Investments regarding the implementation of its business continuity plans and recognized steps taken by New York Life Investments and MacKay to continue to provide the same nature, extent and quality of services to the Fund during the COVID-19 pandemic.
Based on these considerations, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

94	MainStay MacKay Short Term Municipal Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.
The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Fund’s investment performance attributable to MacKay as well as discussions between the Fund’s portfolio managers and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, each party’s continuing investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and noted that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments and its affiliates under each of the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive.
95

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Fund and these similarly-managed accounts and/or funds, taking into account the rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed, and the Board had approved, an additional management fee breakpoint for the Fund, effective February 28, 2021.
The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee). The Board took into account information from New York Life Investments regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of small accounts. The Board considered the extent to which transfer agent fees comprised total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board noted that, for purposes of allocating transfer agency fees and expenses, each retail fund in the MainStay Group of Funds combines the shareholder accounts of its Class A, A2, I, R1, R2 and R3 shares (as applicable) into one group and the shareholder accounts of its Investor Class, SIMPLE Class and Class B, C and C2 shares (as applicable) into another group. The Board also noted that the per-account fees attributable to each group of share classes is then allocated among the constituent share classes based on relative net assets and that a MainStay Fund’s Class R6 shares, if any, are not combined with any other share class for this purpose. The Board considered New York Life Investments’ rationale with respect to these groupings and previously received a report from an independent consultant engaged to conduct comparative analysis of these groupings. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the past seven years.
Based on the factors outlined above, the Board concluded that the Fund’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s expense structure permits economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board

96	MainStay MacKay Short Term Municipal Fund

also reviewed information from Strategic Insight showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the continuation of each of the Advisory Agreements.
97

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk (the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Board of Trustees of MainStay Funds Trust (the "Board") designated New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 8, 2021, the Administrator provided the Board with a written report addressing the Program’s operation and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report discussed notable events that impacted liquidity risk during the Review Period, including the COVID-19 pandemic and the resulting economic shutdown.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
98	MainStay MacKay Short Term Municipal Fund

Federal Income Tax Information
(Unaudited)
The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.
For Federal individual income tax purposes, the Fund designated 88.8% of the ordinary income dividends paid during its fiscal year ended April 30, 2021 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.
In February 2022, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2021. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund's fiscal year ended April 30, 2021.
Proxy Voting Record
The Fund is required to file with the Securities and Exchange Commissions's ("SEC") its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting the MainStay Funds’ website at newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
99

Board of Trustees and Officers (Unaudited)
The Trustees and officers of the Fund are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Yie-Hsin Hung* 1962	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010	76	MainStay VP Funds Trust: Trustee since 2017 (31 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam Luxembourg S.C.A., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

Interested Trustee
100	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

David H. Chow 1957	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC since 1999	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (56 portfolios); and Berea College of Kentucky: Trustee since 2009, chair of the Investment committee since 2018.
Susan B. Kerley 1951	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990**	President, Strategic Management Advisors LLC since 1990	76	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (45 portfolios)
Alan R. Latshaw 1951	MainStay Funds: Trustee; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	76	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (31 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts:
				Trustee since 2005 (4 portfolios)
Richard H. Nolan, Jr. 1946	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007**	Managing Director, ICC Capital Management since 2004; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	76	MainStay VP Funds Trust: Trustee since 2006 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
Jacques P. Perold 1958	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and Chief Executive Officer, CapShift Advisors LLC (since 2018); President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LLC (2001 to 2009)	76	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Partners in Health: Trustee since 2019;
Allstate Corporation: Director since 2015; and
				MSCI Inc.: Director since 2017
Independent Trustees
101

Board of Trustees and Officers (Unaudited) (continued)
Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Richard S. Trutanic 1952	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) since 2004; Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	76	MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Independent Trustees
102	MainStay MacKay Short Term Municipal Fund

Name and Year of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years

Kirk C. Lehneis 1974	President, MainStay Funds and MainStay Funds Trust since 2017	Chief Operating Officer and Senior Managing Director since 2016, New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Member of the Board of Managers since 2017 and Senior Managing Director since 2018, NYLIFE Distributors LLC; Chairman of the Board and Senior Managing Director NYLIM Service Company LLC since 2017; Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust since 2018; President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust since 2017**; Senior Managing Director, Global Product Development (2015 to 2016); Managing Director, Product Development (2010 to 2015), New York Life Investment Management LLC
Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay Funds since 2007, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC since 2007; Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2007**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust since 2010	Managing Director and Associate General Counsel, New York Life Investment Management LLC since 2010; Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2010**
Scott T. Harrington 1959	Vice President— Administration, MainStay Funds since 2005, MainStay Funds Trust since 2009	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) since 2000; Member of the Board of Directors, New York Life Trust Company since 2009; Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2011 and MainStay VP Funds Trust since 2005**
Yi-Chia Kuo 1981	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust since 2020	Chief Compliance Officer, Index IQ Trust, Index IQ ETF Trust and Index IQ Active ETF Trust since 2020; Vice President and Chief Compliance Officer, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund since 2020; Director and Associate General Counsel, New York Life Insurance Company (2015 to 2019)
*	The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
Officers of the Trust (Who are not Trustees)*
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay MacKay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay Intermediate Tax Free Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam Belgium S.A.3
Brussels, Belgium
Candriam Luxembourg S.C.A.3
Strassen, Luxembourg
CBRE Clarion Securities LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Annual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2021 NYLIFE Distributors LLC. All rights reserved.
1737605MS071-21	MSSTM11-06/21
(NYLIM) NL230

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees

The aggregate fees billed for the fiscal year ended April 30, 2021 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $296,581.

The aggregate fees billed for the fiscal year ended April 30, 2020 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $283,600.

(b)     Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were (i) $0 for the fiscal year ended April 30, 2021; and (ii) $0 for the fiscal year ended April 30, 2020.

(c)     Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $0 during the fiscal year ended April 30, 2021; and (ii) $0 during the fiscal year ended April 30, 2020. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)     All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were (i) $0 during the fiscal year ended April 30, 2021; and (ii) $0 during the fiscal year ended April 30, 2020.

(e)     Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g)  All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended April 30, 2021 and April 30, 2020 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately (i) $72,995 for the fiscal year ended April 30, 2021; and (ii) $17,314 for the fiscal year ended April 30, 2020.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended April 30, 2021 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)          Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	July 9, 2021

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 9, 2021

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.